UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2023

Core Plus Fund
Investor Class (ACCNX)
I Class (ACCTX)
A Class (ACCQX)
C Class (ACCKX)
R Class (ACCPX)
R5 Class (ACCUX)
G Class (ACCYX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACCNX	-6.42%	0.74%	1.35%	—	11/30/06
Bloomberg U.S. Aggregate Bond Index	—	-4.78%	0.90%	1.36%	—	—
I Class	ACCTX	-6.33%	0.86%	—	0.99%	4/10/17
A Class	ACCQX					11/30/06
No sales charge		-6.66%	0.49%	1.09%	—
With sales charge		-10.86%	-0.43%	0.63%	—
C Class	ACCKX	-7.36%	-0.24%	0.34%	—	11/30/06
R Class	ACCPX	-6.89%	0.24%	0.84%	—	11/30/06
R5 Class	ACCUX	-6.15%	0.96%	1.55%	—	11/30/06
G Class	ACCYX	-5.92%	—	—	-3.93%	11/4/20
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $11,430

Bloomberg U.S. Aggregate Bond Index — $11,451

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	G Class
0.54%	0.44%	0.79%	1.54%	1.04%	0.34%	0.34%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Peter Van Gelderen, Jeff Houston, Jason Greenblath and Charles Tan

Performance Summary

Core Plus returned -6.42%* for the 12 months ended March 31, 2023. By comparison, the Bloomberg U.S. Aggregate Bond Index returned -4.78%. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, yields rose sharply across the yield curve. This dynamic contributed to negative 12-month returns for most investment-grade bond market sectors, including Treasuries, mortgage-backed securities (MBS) and corporate bonds. Credit-sensitive and longer maturity securities generally posted the largest losses.

High-Yield Exposure Weighed on Relative Results

An out-of-index hedged position in high-yield securities detracted from relative performance. The hedge, which included high-yield credit default swaps and reflected our more-defensive strategy, detracted as high-yield securities advanced in the second half of the reporting period. We reduced the portfolio’s high-yield exposure by the end of March, as we adopted an up-in-quality bias.

Security Selection Detracted

Security selection weighed on relative results, largely due to the securitized sector and positions in non-agency collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs). However, positive relative results from agency MBS and asset-backed securities helped offset some of the negative effects from CMOs and CLOs. Selections among investment-grade corporates and emerging markets debt also detracted.

Duration Hindered Relative Performance

We began gradually extending the portfolio’s duration in the second half of 2022, as short-maturity Treasury yields were climbing to multiyear highs. In our view, the combination of high inflation, rising Treasury yields and aggressive Fed tightening would eventually trigger a recession and push yields lower. However, yields rose overall, and our longer-than-index duration positioning suffered. The strategy did aid relative results late in the period when the bank failures sparked a flight to quality.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	29.8%
Corporate Bonds	29.5%
U.S. Treasury Securities	17.2%
Asset-Backed Securities	6.4%
Collateralized Loan Obligations	5.8%
Collateralized Mortgage Obligations	3.9%
Commercial Mortgage-Backed Securities	2.0%
Municipal Securities	1.9%
Sovereign Governments and Agencies	1.0%
Bank Loan Obligations	0.2%
Preferred Stocks	0.1%
U.S. Government Agency Securities	0.1%
Short-Term Investments	4.1%
Other Assets and Liabilities	(2.0)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,043.90	$2.80	0.55%
I Class	$1,000	$1,044.40	$2.29	0.45%
A Class	$1,000	$1,042.60	$4.07	0.80%
C Class	$1,000	$1,038.70	$7.88	1.55%
R Class	$1,000	$1,041.30	$5.34	1.05%
R5 Class	$1,000	$1,044.90	$1.78	0.35%
G Class	$1,000	$1,046.70	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
I Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%
R5 Class	$1,000	$1,023.19	$1.77	0.35%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 29.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 3.95%, (1-year H15T1Y plus 2.26%), 4/1/37	$20,852	$21,326
FHLMC, VRN, 4.09%, (12-month LIBOR plus 1.89%), 7/1/41	30,831	30,505
FHLMC, VRN, 3.77%, (12-month LIBOR plus 1.63%), 8/1/46	66,593	66,980
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47	38,399	37,376
FNMA, VRN, 5.31%, (6-month LIBOR plus 1.57%), 6/1/35	7,357	7,397
FNMA, VRN, 6.09%, (12-month LIBOR plus 1.60%), 4/1/46	173,555	177,854
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	18,351	17,734
FNMA, VRN, 3.20%, (12-month LIBOR plus 1.62%), 5/1/47	177,019	174,837
		534,009
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 29.7%
FHLMC, 6.00%, 9/1/35	163,044	169,860
FHLMC, 6.00%, 2/1/38	82,026	85,862
FHLMC, 2.50%, 3/1/42	1,618,113	1,435,309
FHLMC, 3.50%, 5/1/50	366,485	343,648
FHLMC, 2.50%, 10/1/50	1,775,037	1,534,847
FHLMC, 2.50%, 5/1/51	2,521,812	2,187,937
FHLMC, 3.50%, 5/1/51	2,423,798	2,276,399
FHLMC, 3.00%, 7/1/51	1,653,625	1,489,157
FHLMC, 2.00%, 8/1/51	2,436,055	2,020,819
FHLMC, 2.00%, 8/1/51	2,094,947	1,738,191
FHLMC, 4.00%, 8/1/51	957,495	924,383
FHLMC, 2.50%, 10/1/51	1,152,347	1,005,781
FHLMC, 2.50%, 12/1/51	331,156	286,211
FHLMC, 3.00%, 12/1/51	496,461	446,787
FHLMC, 3.00%, 2/1/52	3,512,968	3,169,028
FHLMC, 3.50%, 5/1/52	1,329,265	1,246,846
FHLMC, 4.00%, 5/1/52	1,323,089	1,276,467
FHLMC, 4.00%, 5/1/52	668,949	640,643
FHLMC, 5.00%, 7/1/52	921,266	931,815
FHLMC, 5.00%, 8/1/52	1,720,466	1,722,647
FHLMC, 4.50%, 10/1/52	3,036,968	2,985,973
FHLMC, 4.50%, 10/1/52	2,478,649	2,430,722
FHLMC, 6.00%, 11/1/52	3,307,245	3,399,266
FHLMC, 5.50%, 12/1/52	732,437	742,126
FNMA, 6.00%, 12/1/33	115,073	119,750
FNMA, 3.50%, 3/1/34	386,242	375,119
FNMA, 2.00%, 5/1/36	1,094,127	988,861
FNMA, 2.00%, 1/1/37	1,415,668	1,278,908
FNMA, 6.00%, 9/1/37	127,508	133,121
FNMA, 6.00%, 11/1/37	125,277	131,047
FNMA, 4.50%, 4/1/39	136,547	137,452
FNMA, 4.50%, 5/1/39	387,401	389,968
FNMA, 6.50%, 5/1/39	57,344	60,431
FNMA, 4.50%, 10/1/39	663,961	668,363
FNMA, 4.00%, 8/1/41	571,713	561,864
FNMA, 3.50%, 10/1/41	407,446	389,115
9

	Principal Amount/Shares	Value
FNMA, 3.50%, 2/1/42	$298,405	$284,973
FNMA, 2.50%, 3/1/42	1,526,511	1,350,283
FNMA, 3.50%, 5/1/42	193,745	185,027
FNMA, 2.50%, 6/1/42	1,286,817	1,141,446
FNMA, 3.50%, 6/1/42	1,599,765	1,527,754
FNMA, 3.50%, 8/1/42	465,254	444,307
FNMA, 3.50%, 9/1/42	149,489	142,736
FNMA, 3.50%, 5/1/45	278,286	263,774
FNMA, 4.00%, 11/1/45	300,320	292,429
FNMA, 4.00%, 11/1/45	128,433	125,337
FNMA, 4.00%, 2/1/46	498,468	486,350
FNMA, 4.00%, 4/1/46	392,274	382,859
FNMA, 3.50%, 2/1/47	713,182	673,996
FNMA, 2.50%, 4/1/50	1,724,865	1,493,199
FNMA, 2.50%, 6/1/50	684,638	594,598
FNMA, 4.00%, 5/1/51	2,265,075	2,193,696
FNMA, 2.50%, 9/1/51	1,523,691	1,315,800
FNMA, 2.50%, 12/1/51	1,790,425	1,546,911
FNMA, 2.50%, 12/1/51	447,104	386,155
FNMA, 2.50%, 2/1/52	918,325	796,244
FNMA, 3.00%, 2/1/52	1,679,263	1,514,839
FNMA, 2.00%, 3/1/52	3,749,565	3,113,032
FNMA, 2.50%, 3/1/52	1,694,503	1,471,320
FNMA, 3.00%, 3/1/52	1,479,621	1,341,658
FNMA, 3.00%, 4/1/52	2,116,590	1,909,362
FNMA, 3.50%, 4/1/52	741,399	689,745
FNMA, 4.00%, 4/1/52	2,071,252	1,996,346
FNMA, 4.00%, 4/1/52	754,346	727,998
FNMA, 4.00%, 4/1/52	696,878	668,298
FNMA, 2.50%, 5/1/52	5,212,379	4,504,953
FNMA, 3.00%, 5/1/52	1,509,484	1,370,839
FNMA, 3.50%, 5/1/52	3,014,836	2,810,290
FNMA, 3.50%, 5/1/52	1,923,567	1,790,554
FNMA, 4.00%, 5/1/52	2,256,090	2,160,800
FNMA, 3.00%, 6/1/52	592,195	537,800
FNMA, 4.50%, 7/1/52	570,516	559,751
FNMA, 5.00%, 8/1/52	3,001,388	3,001,835
FNMA, 4.50%, 9/1/52	1,050,749	1,044,746
FNMA, 5.00%, 9/1/52	1,286,239	1,300,357
FNMA, 5.50%, 10/1/52	1,929,739	1,950,952
FNMA, 5.50%, 1/1/53	3,543,799	3,584,497
FNMA, 6.50%, 1/1/53	3,711,288	3,833,258
FNMA, 4.00%, 6/1/57	424,632	415,063
FNMA, 4.00%, 11/1/59	414,695	402,248
GNMA, 7.00%, 4/20/26	55	56
GNMA, 7.50%, 8/15/26	139	141
GNMA, 8.00%, 8/15/26	41	42
GNMA, 8.00%, 6/15/27	242	241
GNMA, 6.50%, 3/15/28	336	346
GNMA, 6.50%, 5/15/28	839	864
GNMA, 7.00%, 5/15/31	1,020	1,071
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	Principal Amount/Shares	Value
GNMA, 5.50%, 12/15/32	$37,237	$38,414
GNMA, 4.50%, 8/15/33	49,081	49,221
GNMA, 6.00%, 9/20/38	42,645	45,158
GNMA, 5.50%, 11/15/38	43,014	44,285
GNMA, 5.50%, 11/15/38	17,638	18,011
GNMA, 6.00%, 1/20/39	9,775	10,355
GNMA, 4.50%, 4/15/39	65,714	65,817
GNMA, 4.50%, 6/15/39	155,901	157,581
GNMA, 4.50%, 1/15/40	108,782	109,859
GNMA, 4.50%, 4/15/40	96,731	97,689
GNMA, 4.50%, 12/15/40	183,001	184,958
GNMA, 3.50%, 6/20/42	473,088	452,552
GNMA, 3.00%, 4/20/50	611,299	562,248
GNMA, 3.00%, 5/20/50	623,995	573,590
GNMA, 3.00%, 6/20/50	1,770,646	1,629,900
GNMA, 3.00%, 7/20/50	1,195,647	1,098,441
GNMA, 2.00%, 10/20/50	5,905,469	5,058,897
GNMA, 2.50%, 11/20/50	2,354,894	2,034,646
GNMA, 2.50%, 2/20/51	2,499,139	2,211,831
GNMA, 3.50%, 6/20/51	1,670,956	1,579,225
GNMA, 2.50%, 9/20/51	1,611,046	1,419,613
GNMA, 2.50%, 12/20/51	1,839,523	1,620,840
GNMA, 5.50%, TBA	3,792,000	3,832,068
UMBS, 6.00%, TBA	2,081,000	2,122,864
		123,073,962
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $126,641,846)		123,607,971
CORPORATE BONDS — 29.5%
Aerospace and Defense — 0.6%
Boeing Co., 5.81%, 5/1/50	388,000	391,125
Lockheed Martin Corp., 5.25%, 1/15/33	261,000	278,963
Northrop Grumman Corp., 5.15%, 5/1/40	57,000	57,746
Northrop Grumman Corp., 4.95%, 3/15/53	126,000	125,800
Raytheon Technologies Corp., 4.125%, 11/16/28	664,000	655,113
Raytheon Technologies Corp., 3.125%, 7/1/50	250,000	186,776
Raytheon Technologies Corp., 5.375%, 2/27/53	310,000	326,735
TransDigm, Inc., 6.75%, 8/15/28(1)	511,000	516,749
		2,539,007
Air Freight and Logistics — 0.1%
GXO Logistics, Inc., 2.65%, 7/15/31	438,000	341,051
Automobiles — 0.7%
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	850,000	797,823
Ford Motor Credit Co. LLC, 7.35%, 11/4/27	215,000	221,990
General Motors Co., 5.15%, 4/1/38	134,000	120,994
General Motors Financial Co., Inc., 2.75%, 6/20/25	929,000	880,064
General Motors Financial Co., Inc., 2.40%, 10/15/28	398,000	340,750
Toyota Motor Credit Corp., 4.625%, 1/12/28	461,000	467,666
		2,829,287
Banks — 4.2%
Banco Santander SA, VRN, 1.72%, 9/14/27	400,000	349,571
Banco Santander SA, VRN, 4.18%, 3/24/28	200,000	187,941
Bank of America Corp., VRN, 1.73%, 7/22/27	800,000	718,024
11

	Principal Amount/Shares	Value
Bank of America Corp., VRN, 2.88%, 10/22/30	$1,732,000	$1,507,960
Bank of America Corp., VRN, 2.57%, 10/20/32	350,000	286,303
Bank of America Corp., VRN, 4.57%, 4/27/33	350,000	333,426
Bank of America Corp., VRN, 2.48%, 9/21/36	440,000	334,461
Barclays PLC, VRN, 2.28%, 11/24/27	352,000	309,573
Barclays PLC, VRN, 7.39%, 11/2/28	210,000	222,777
BNP Paribas SA, VRN, 5.125%, 1/13/29(1)	450,000	451,279
BPCE SA, VRN, 5.98%, 1/18/27(1)	211,000	210,659
Citigroup, Inc., VRN, 3.07%, 2/24/28	505,000	470,004
Citigroup, Inc., VRN, 3.67%, 7/24/28	921,000	873,221
Citigroup, Inc., VRN, 3.52%, 10/27/28	816,000	763,389
Citigroup, Inc., VRN, 4.41%, 3/31/31	230,000	218,518
Citigroup, Inc., VRN, 3.06%, 1/25/33	870,000	736,887
Commonwealth Bank of Australia, 5.32%, 3/13/26	586,000	596,305
Cooperatieve Rabobank UA, VRN, 5.56%, 2/28/29(1)	430,000	433,306
Credit Agricole SA, 5.30%, 7/12/28(1)	200,000	202,910
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	814,000	665,218
HSBC Holdings PLC, VRN, 6.33%, 3/9/44	340,000	359,936
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	527,000	473,894
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28	841,000	780,286
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	1,316,000	1,142,823
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	710,000	607,386
JPMorgan Chase & Co., VRN, 2.58%, 4/22/32	545,000	458,974
Lloyds Banking Group PLC, VRN, 5.87%, 3/6/29	349,000	352,146
Mitsubishi UFJ Financial Group, Inc., VRN, 5.44%, 2/22/34	350,000	353,906
PNC Financial Services Group, Inc., VRN, 5.07%, 1/24/34	610,000	602,257
Royal Bank of Canada, 6.00%, 11/1/27	560,000	584,446
Societe Generale SA, VRN, 6.69%, 1/10/34(1)	294,000	301,020
Toronto-Dominion Bank, 2.45%, 1/12/32	355,000	294,589
Toronto-Dominion Bank, 4.46%, 6/8/32	220,000	214,370
Truist Bank, 3.30%, 5/15/26	321,000	295,920
Truist Bank, VRN, 2.64%, 9/17/29	334,000	313,774
Truist Financial Corp., VRN, 5.12%, 1/26/34	305,000	297,700
Wells Fargo & Co., VRN, 4.54%, 8/15/26	300,000	294,748
		17,599,907
Beverages — 0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	853,000	834,698
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	759,000	775,533
Keurig Dr Pepper, Inc., 4.05%, 4/15/32	220,000	208,678
PepsiCo, Inc., 3.90%, 7/18/32	177,000	173,098
		1,992,007
Biotechnology — 0.8%
AbbVie, Inc., 3.20%, 11/21/29	569,000	528,263
AbbVie, Inc., 4.40%, 11/6/42	875,000	800,387
Amgen, Inc., 4.05%, 8/18/29	865,000	835,238
Amgen, Inc., 5.25%, 3/2/33	400,000	411,178
Amgen, Inc., 5.60%, 3/2/43	480,000	494,902
Amgen, Inc., 5.65%, 3/2/53	425,000	442,730
		3,512,698
Broadline Retail — 0.1%
Amazon.com, Inc., 4.60%, 12/1/25	120,000	121,040
12

	Principal Amount/Shares	Value
Amazon.com, Inc., 4.55%, 12/1/27	$225,000	$228,519
		349,559
Building Products — 0.4%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	1,213,000	1,124,503
Standard Industries, Inc., 4.375%, 7/15/30(1)	514,000	447,761
Trane Technologies Financing Ltd., 5.25%, 3/3/33	193,000	199,642
		1,771,906
Capital Markets — 1.9%
Ameriprise Financial, Inc., 5.15%, 5/15/33	520,000	518,971
CME Group, Inc., 2.65%, 3/15/32	41,000	35,615
Deutsche Bank AG, VRN, 4.30%, 5/24/28	279,000	275,214
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	370,000	358,235
Goldman Sachs Group, Inc., VRN, 1.43%, 3/9/27	750,000	671,815
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	760,000	679,712
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	131,000	123,166
Goldman Sachs Group, Inc., VRN, 1.99%, 1/27/32	800,000	639,622
Golub Capital BDC, Inc., 2.50%, 8/24/26	213,000	182,873
Morgan Stanley, VRN, 2.63%, 2/18/26	2,030,000	1,928,184
Morgan Stanley, VRN, 5.12%, 2/1/29	165,000	166,439
Morgan Stanley, VRN, 2.70%, 1/22/31	625,000	538,714
Morgan Stanley, VRN, 2.51%, 10/20/32	410,000	336,164
Owl Rock Capital Corp., 3.40%, 7/15/26	87,000	76,942
Owl Rock Core Income Corp., 3.125%, 9/23/26	240,000	208,573
State Street Corp., VRN, 5.82%, 11/4/28	310,000	323,621
UBS Group AG, VRN, 1.49%, 8/10/27(1)	797,000	687,146
		7,751,006
Chemicals — 0.2%
Albemarle Corp., 4.65%, 6/1/27	594,000	584,909
CF Industries, Inc., 5.15%, 3/15/34	202,000	193,864
CF Industries, Inc., 4.95%, 6/1/43	300,000	259,247
		1,038,020
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 5.00%, 4/1/34	114,000	116,220
Waste Connections, Inc., 3.20%, 6/1/32	505,000	450,444
		566,664
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.35%, 1/15/32	590,000	468,773
Construction Materials — 0.1%
Eagle Materials, Inc., 2.50%, 7/1/31	413,000	338,623
Consumer Finance — 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/24	188,000	175,988
Avolon Holdings Funding Ltd., 2.125%, 2/21/26(1)	1,585,000	1,410,330
		1,586,318
Consumer Staples Distribution & Retail — 0.4%
Sysco Corp., 5.95%, 4/1/30	960,000	1,018,537
United Natural Foods, Inc., 6.75%, 10/15/28(1)	710,000	660,520
		1,679,057
Containers and Packaging — 0.1%
Sonoco Products Co., 2.25%, 2/1/27	564,000	511,754
Diversified Consumer Services — 0.1%
Novant Health, Inc., 3.17%, 11/1/51	325,000	235,355
13

	Principal Amount/Shares	Value
Pepperdine University, 3.30%, 12/1/59	$357,000	$260,076
		495,431
Diversified REITs — 0.3%
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	530,000	514,845
Healthpeak OP LLC, 5.25%, 12/15/32	225,000	225,918
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	552,000	488,071
		1,228,834
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 4.50%, 5/15/35	475,000	445,187
AT&T, Inc., 4.90%, 8/15/37	402,000	384,921
AT&T, Inc., 4.55%, 3/9/49	299,000	261,244
Ooredoo International Finance Ltd., 2.625%, 4/8/31(1)	300,000	260,621
Telecom Italia Capital SA, 6.375%, 11/15/33	695,000	629,990
Telefonica Emisiones SA, 4.90%, 3/6/48	375,000	312,509
Verizon Communications, Inc., 4.27%, 1/15/36	460,000	426,975
Verizon Communications, Inc., 4.81%, 3/15/39	190,000	181,557
		2,903,004
Electric Utilities — 2.5%
AEP Texas, Inc., 2.10%, 7/1/30	432,000	359,299
Baltimore Gas & Electric Co., 2.25%, 6/15/31	334,000	282,047
CenterPoint Energy Houston Electric LLC, 4.95%, 4/1/33	193,000	197,205
CenterPoint Energy Houston Electric LLC, 4.45%, 10/1/32	460,000	456,171
Commonwealth Edison Co., 5.30%, 2/1/53	300,000	313,828
Duke Energy Carolinas LLC, 2.55%, 4/15/31	188,000	161,436
Duke Energy Corp., 2.55%, 6/15/31	230,000	192,679
Duke Energy Corp., 5.00%, 8/15/52	290,000	270,235
Duke Energy Florida LLC, 1.75%, 6/15/30	339,000	280,256
Duke Energy Florida LLC, 3.85%, 11/15/42	77,000	65,033
Duke Energy Florida LLC, 5.95%, 11/15/52	175,000	195,052
Duke Energy Indiana LLC, 5.40%, 4/1/53	78,000	79,555
Duke Energy Progress LLC, 4.15%, 12/1/44	606,000	524,742
Entergy Arkansas LLC, 2.65%, 6/15/51	232,000	150,569
Evergy Kansas Central, Inc., 5.70%, 3/15/53	80,000	84,096
Exelon Corp., 5.15%, 3/15/28	266,000	270,866
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	739,160	610,457
Florida Power & Light Co., 2.45%, 2/3/32	294,000	251,262
Florida Power & Light Co., 4.125%, 2/1/42	310,000	273,767
MidAmerican Energy Co., 4.40%, 10/15/44	408,000	373,929
NextEra Energy Capital Holdings, Inc., 4.90%, 2/28/28	360,000	362,665
NextEra Energy Capital Holdings, Inc., 5.05%, 2/28/33	400,000	401,394
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53	200,000	197,497
Northern States Power Co., 3.20%, 4/1/52	300,000	220,711
NRG Energy, Inc., 2.00%, 12/2/25(1)	1,020,000	919,500
Pacific Gas & Electric Co., 6.15%, 1/15/33	120,000	123,306
Pacific Gas & Electric Co., 4.20%, 6/1/41	195,000	154,114
Pacific Gas & Electric Co., 6.70%, 4/1/53	38,000	39,136
PacifiCorp, 3.30%, 3/15/51	422,000	312,037
PECO Energy Co., 4.375%, 8/15/52	415,000	376,507
Public Service Co. of Colorado, 5.25%, 4/1/53(2)	230,000	234,634
Public Service Electric & Gas Co., 3.10%, 3/15/32	351,000	313,930
Public Service Electric & Gas Co., 4.65%, 3/15/33	268,000	269,300
14

	Principal Amount/Shares	Value
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	$485,000	$386,818
Union Electric Co., 3.90%, 4/1/52	294,000	247,432
Xcel Energy, Inc., 3.40%, 6/1/30	436,000	398,453
Xcel Energy, Inc., 4.60%, 6/1/32	176,000	171,011
		10,520,929
Electrical Equipment — 0.1%
Regal Rexnord Corp., 6.40%, 4/15/33(1)	545,000	545,986
Energy Equipment and Services — 0.2%
Helmerich & Payne, Inc., 2.90%, 9/29/31	608,000	505,120
Schlumberger Investment SA, 2.65%, 6/26/30	430,000	380,359
		885,479
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.76%, 3/15/27(1)	224,000	211,137
Warnermedia Holdings, Inc., 5.05%, 3/15/42(1)	169,000	141,510
		352,647
Financial Services — 0.3%
Antares Holdings LP, 2.75%, 1/15/27(1)	366,000	298,511
Block Financial LLC, 3.875%, 8/15/30	796,000	685,102
GE Capital Funding LLC, 4.55%, 5/15/32	223,000	218,745
		1,202,358
Food Products — 0.6%
JDE Peet's NV, 2.25%, 9/24/31(1)	667,000	528,242
Kraft Heinz Foods Co., 3.875%, 5/15/27	450,000	439,732
Kraft Heinz Foods Co., 5.00%, 6/4/42	450,000	431,979
Kraft Heinz Foods Co., 5.20%, 7/15/45	213,000	206,718
Mondelez International, Inc., 2.625%, 3/17/27	400,000	374,201
Nestle Holdings, Inc., 4.85%, 3/14/33(1)	390,000	408,233
		2,389,105
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAPI de CV, 4.75%, 1/15/51(1)	519,000	385,838
Ground Transportation — 0.7%
Ashtead Capital, Inc., 5.50%, 8/11/32(1)	490,000	482,311
Ashtead Capital, Inc., 5.55%, 5/30/33(1)	200,000	197,816
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	347,000	310,418
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	240,000	183,768
CSX Corp., 4.25%, 3/15/29	380,000	375,673
DAE Funding LLC, 1.55%, 8/1/24(1)	251,000	236,200
Norfolk Southern Corp., 4.55%, 6/1/53	270,000	243,280
Union Pacific Corp., 3.55%, 8/15/39	594,000	505,229
United Rentals North America, Inc., 6.00%, 12/15/29(1)	415,000	421,113
		2,955,808
Health Care Equipment and Supplies — 0.3%
Baxter International, Inc., 1.92%, 2/1/27	237,000	212,235
GE HealthCare Technologies, Inc., 5.65%, 11/15/27(1)	1,000,000	1,034,193
		1,246,428
Health Care Providers and Services — 1.8%
Centene Corp., 4.625%, 12/15/29	690,000	649,387
Centene Corp., 3.375%, 2/15/30	576,000	503,046
CVS Health Corp., 5.25%, 2/21/33	462,000	471,703
CVS Health Corp., 4.78%, 3/25/38	362,000	345,346
CVS Health Corp., 5.05%, 3/25/48	495,000	463,552
15

	Principal Amount/Shares	Value
CVS Health Corp., 5.625%, 2/21/53	$630,000	$638,996
Duke University Health System, Inc., 3.92%, 6/1/47	128,000	111,077
Elevance Health, Inc., 5.125%, 2/15/53	210,000	209,389
HCA, Inc., 2.375%, 7/15/31	325,000	262,539
Humana, Inc., 2.15%, 2/3/32	513,000	416,234
Kaiser Foundation Hospitals, 3.00%, 6/1/51	240,000	169,172
Roche Holdings, Inc., 2.61%, 12/13/51(1)	360,000	251,817
UnitedHealth Group, Inc., 5.35%, 2/15/33	410,000	436,131
UnitedHealth Group, Inc., 4.50%, 4/15/33	400,000	397,877
UnitedHealth Group, Inc., 5.875%, 2/15/53	310,000	348,989
UnitedHealth Group, Inc., 5.05%, 4/15/53	390,000	394,733
Universal Health Services, Inc., 1.65%, 9/1/26	737,000	649,111
Universal Health Services, Inc., 2.65%, 10/15/30	872,000	699,823
		7,418,922
Hotels, Restaurants and Leisure — 0.7%
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	323,000	282,798
International Game Technology PLC, 5.25%, 1/15/29(1)	1,175,000	1,126,237
Marriott International, Inc., 3.50%, 10/15/32	295,000	258,833
Scientific Games International, Inc., 7.25%, 11/15/29(1)	620,000	621,761
Starbucks Corp., 4.75%, 2/15/26	535,000	538,370
		2,827,999
Household Durables — 0.3%
D.R. Horton, Inc., 2.50%, 10/15/24	452,000	432,599
KB Home, 4.80%, 11/15/29	520,000	476,533
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	493,000	412,163
		1,321,295
Household Products — 0.2%
Clorox Co., 1.80%, 5/15/30	460,000	381,453
Clorox Co., 4.60%, 5/1/32	477,000	474,757
		856,210
Insurance — 0.3%
Allstate Corp., 5.25%, 3/30/33	231,000	233,742
Five Corners Funding Trust III, 5.79%, 2/15/33(1)	250,000	256,818
MetLife, Inc., 5.25%, 1/15/54	270,000	263,428
SBL Holdings, Inc., VRN, 6.50%(1)(3)	535,000	378,512
		1,132,500
IT Services — 0.2%
International Business Machines Corp., 3.30%, 5/15/26	415,000	400,461
International Business Machines Corp., 4.75%, 2/6/33	593,000	589,741
		990,202
Life Sciences Tools and Services — 0.1%
Danaher Corp., 2.80%, 12/10/51	405,000	283,104
Machinery — 0.5%
Chart Industries, Inc., 7.50%, 1/1/30(1)	580,000	599,992
John Deere Capital Corp., 4.75%, 1/20/28	766,000	782,543
John Deere Capital Corp., 4.85%, 10/11/29	208,000	214,997
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28	601,000	589,946
		2,187,478
Media — 1.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 1/15/34(1)	910,000	712,698
16

	Principal Amount/Shares	Value
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	$270,000	$213,998
Comcast Corp., 6.50%, 11/15/35	250,000	287,848
Comcast Corp., 3.20%, 7/15/36	410,000	345,762
Comcast Corp., 3.75%, 4/1/40	588,000	505,544
Comcast Corp., 2.94%, 11/1/56	390,000	260,058
DISH DBS Corp., 5.25%, 12/1/26(1)	245,000	195,944
Fox Corp., 5.48%, 1/25/39	442,000	423,740
Gray Escrow II, Inc., 5.375%, 11/15/31(1)	703,000	467,590
Paramount Global, 4.95%, 1/15/31	240,000	221,591
Paramount Global, 4.375%, 3/15/43	190,000	135,189
Paramount Global, VRN, 6.25%, 2/28/57	560,000	419,625
Time Warner Cable LLC, 4.50%, 9/15/42	575,000	442,121
VTR Finance NV, 6.375%, 7/15/28(1)	822,000	332,910
		4,964,618
Metals and Mining — 0.2%
Glencore Funding LLC, 2.625%, 9/23/31(1)	580,000	476,441
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	24,000	18,316
South32 Treasury Ltd., 4.35%, 4/14/32(1)	430,000	383,809
		878,566
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 10/1/25(1)	235,000	207,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	597,000	472,203
		679,203
Multi-Utilities — 0.6%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(1)	405,000	359,895
Ameren Corp., 3.50%, 1/15/31	577,000	525,418
Ameren Illinois Co., 3.85%, 9/1/32	243,000	230,032
Ameren Illinois Co., 5.90%, 12/1/52	131,000	146,628
CenterPoint Energy, Inc., 2.65%, 6/1/31	358,000	303,415
Dominion Energy, Inc., 4.90%, 8/1/41	378,000	346,956
Sempra Energy, 3.25%, 6/15/27	317,000	296,773
WEC Energy Group, Inc., 1.375%, 10/15/27	390,000	338,446
		2,547,563
Office REITs — 0.2%
Alexandria Real Estate Equities, Inc., 4.50%, 7/30/29	51,000	49,445
Alexandria Real Estate Equities, Inc., 2.95%, 3/15/34	45,000	36,057
Alexandria Real Estate Equities, Inc., 4.75%, 4/15/35	173,000	162,305
Alexandria Real Estate Equities, Inc., 4.00%, 2/1/50	400,000	304,673
Alexandria Real Estate Equities, Inc., 5.15%, 4/15/53	129,000	118,407
		670,887
Oil, Gas and Consumable Fuels — 3.1%
Aker BP ASA, 3.75%, 1/15/30(1)	369,000	333,498
Antero Resources Corp., 7.625%, 2/1/29(1)	338,000	345,936
BP Capital Markets America, Inc., 3.06%, 6/17/41	330,000	255,538
Cenovus Energy, Inc., 2.65%, 1/15/32	340,000	280,858
Continental Resources, Inc., 2.27%, 11/15/26(1)	430,000	382,279
Diamondback Energy, Inc., 6.25%, 3/15/33	430,000	454,689
Ecopetrol SA, 8.875%, 1/13/33	849,000	860,037
Enbridge, Inc., 5.70%, 3/8/33	259,000	269,552
17

	Principal Amount/Shares	Value
Energy Transfer LP, 5.75%, 2/15/33	$438,000	$449,059
Energy Transfer LP, 4.90%, 3/15/35	343,000	320,776
Enterprise Products Operating LLC, 4.85%, 3/15/44	328,000	304,818
EQT Corp., 5.70%, 4/1/28	432,000	431,961
Equinor ASA, 3.25%, 11/18/49	249,000	192,322
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(1)	997,343	810,327
Geopark Ltd., 5.50%, 1/17/27(1)	200,000	168,000
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	244,000	256,342
MEG Energy Corp., 5.875%, 2/1/29(1)	980,000	945,122
MPLX LP, 2.65%, 8/15/30	410,000	347,934
MPLX LP, 5.65%, 3/1/53	120,000	115,656
Occidental Petroleum Corp., 6.625%, 9/1/30	190,000	200,276
Petroleos Mexicanos, 6.70%, 2/16/32	500,000	398,381
Petroleos Mexicanos, 10.00%, 2/7/33(1)	960,000	920,922
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	36,499
SA Global Sukuk Ltd., 2.69%, 6/17/31(1)	1,135,000	997,313
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	685,000	689,624
Shell International Finance BV, 2.375%, 11/7/29	440,000	390,543
Shell International Finance BV, 4.375%, 5/11/45	260,000	240,248
Southwestern Energy Co., 5.375%, 3/15/30	972,000	914,963
Venture Global Calcasieu Pass LLC, 3.875%, 11/1/33(1)	407,000	342,346
Western Midstream Operating LP, 6.15%, 4/1/33(2)	152,000	154,251
		12,810,070
Passenger Airlines — 0.2%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	953,231	939,258
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(1)	26	26
		939,284
Personal Care Products — 0.2%
Haleon US Capital LLC, 4.00%, 3/24/52	275,000	228,622
Kenvue, Inc., 5.10%, 3/22/43(1)	620,000	640,129
Kenvue, Inc., 5.05%, 3/22/53(1)	106,000	109,334
		978,085
Pharmaceuticals — 0.4%
Bristol-Myers Squibb Co., 2.95%, 3/15/32	513,000	462,746
Bristol-Myers Squibb Co., 2.55%, 11/13/50	324,000	217,106
Eli Lilly & Co., 4.875%, 2/27/53	335,000	346,781
Viatris, Inc., 4.00%, 6/22/50	175,000	115,298
Zoetis, Inc., 5.60%, 11/16/32	421,000	449,285
		1,591,216
Real Estate Management and Development — 0.1%
Essential Properties LP, 2.95%, 7/15/31	421,000	309,626
Retail REITs — 0.1%
Kimco Realty OP LLC, 4.60%, 2/1/33	145,000	136,119
National Retail Properties, Inc., 4.80%, 10/15/48	340,000	289,068
		425,187
Semiconductors and Semiconductor Equipment — 0.2%
Intel Corp., 5.70%, 2/10/53	296,000	302,434
Intel Corp., 3.20%, 8/12/61	498,000	330,046
		632,480
18

	Principal Amount/Shares	Value
Software — 0.2%
Oracle Corp., 3.90%, 5/15/35	$355,000	$310,439
Oracle Corp., 3.85%, 7/15/36	223,000	190,843
Oracle Corp., 3.60%, 4/1/40	468,000	363,656
		864,938
Specialized REITs — 0.2%
Crown Castle, Inc., 4.15%, 7/1/50	291,000	232,842
Equinix, Inc., 2.90%, 11/18/26	480,000	446,679
		679,521
Specialty Retail — 0.4%
Lowe's Cos., Inc., 2.625%, 4/1/31	880,000	752,555
Lowe's Cos., Inc., 5.75%, 7/1/53	525,000	535,435
O'Reilly Automotive, Inc., 4.70%, 6/15/32	340,000	335,802
		1,623,792
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 3.95%, 8/8/52	690,000	619,367
Dell International LLC / EMC Corp., 8.10%, 7/15/36	140,000	163,480
		782,847
Trading Companies and Distributors — 0.1%
Aircastle Ltd., 5.25%, 8/11/25(1)	464,000	453,912
Water Utilities — 0.3%
American Water Capital Corp., 4.45%, 6/1/32	630,000	620,833
Essential Utilities, Inc., 2.70%, 4/15/30	513,000	443,970
		1,064,803
Wireless Telecommunication Services — 0.6%
Sprint LLC, 7.625%, 2/15/25	1,030,000	1,069,002
T-Mobile USA, Inc., 3.375%, 4/15/29	996,000	908,937
T-Mobile USA, Inc., 4.375%, 4/15/40	195,000	174,896
Vodafone Group PLC, 4.875%, 6/19/49	455,000	411,440
		2,564,275
TOTAL CORPORATE BONDS (Cost $132,761,024)		122,466,067
U.S. TREASURY SECURITIES — 17.2%
U.S. Treasury Bonds, 4.375%, 11/15/39	600,000	655,992
U.S. Treasury Bonds, 1.125%, 8/15/40	600,000	397,102
U.S. Treasury Bonds, 1.875%, 2/15/41	500,000	374,385
U.S. Treasury Bonds, 3.75%, 8/15/41	1,500,000	1,498,975
U.S. Treasury Bonds, 2.00%, 11/15/41	1,500,000	1,133,291
U.S. Treasury Bonds, 3.125%, 11/15/41	638,000	582,100
U.S. Treasury Bonds, 2.375%, 2/15/42	2,000,000	1,609,414
U.S. Treasury Bonds, 3.00%, 5/15/42	200,000	177,762
U.S. Treasury Bonds, 3.25%, 5/15/42	500,000	461,602
U.S. Treasury Bonds, 3.375%, 8/15/42	2,300,000	2,160,562
U.S. Treasury Bonds, 2.75%, 11/15/42	330,000	280,120
U.S. Treasury Bonds, 4.00%, 11/15/42	5,100,000	5,240,250
U.S. Treasury Bonds, 2.875%, 5/15/43	400,000	345,930
U.S. Treasury Bonds, 3.75%, 11/15/43	600,000	593,145
U.S. Treasury Bonds, 3.00%, 11/15/44	200,000	174,609
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	174,207
U.S. Treasury Bonds, 2.75%, 11/15/47	600,000	499,605
U.S. Treasury Bonds, 2.875%, 5/15/49	2,500,000	2,140,820
U.S. Treasury Bonds, 2.25%, 8/15/49	1,000,000	752,578
19

		Principal Amount/Shares	Value
U.S. Treasury Bonds, 2.375%, 11/15/49		$2,590,000	$2,002,596
U.S. Treasury Bonds, 1.25%, 5/15/50		300,000	174,586
U.S. Treasury Bonds, 1.625%, 11/15/50		600,000	385,125
U.S. Treasury Bonds, 2.375%, 5/15/51		1,600,000	1,229,281
U.S. Treasury Bonds, 3.00%, 8/15/52		2,500,000	2,196,875
U.S. Treasury Bonds, 4.00%, 11/15/52		6,000,000	6,369,375
U.S. Treasury Notes, 1.125%, 1/15/25(4)		2,700,000	2,559,516
U.S. Treasury Notes, 3.50%, 9/15/25		2,500,000	2,476,611
U.S. Treasury Notes, 3.00%, 9/30/25		2,000,000	1,956,602
U.S. Treasury Notes, 4.50%, 11/15/25		5,000,000	5,074,707
U.S. Treasury Notes, 4.00%, 12/15/25		2,000,000	2,007,908
U.S. Treasury Notes, 3.875%, 11/30/27(4)		9,000,000	9,095,098
U.S. Treasury Notes, 4.00%, 2/29/28		4,500,000	4,581,738
U.S. Treasury Notes, 3.875%, 11/30/29		900,000	915,820
U.S. Treasury Notes, 3.875%, 12/31/29		700,000	712,797
U.S. Treasury Notes, 4.00%, 2/28/30		2,000,000	2,053,125
U.S. Treasury Notes, 3.625%, 3/31/30		5,700,000	5,728,475
U.S. Treasury Notes, 4.125%, 11/15/32		2,000,000	2,101,875
U.S. Treasury Notes, 3.875%, 2/15/43		600,000	605,484
TOTAL U.S. TREASURY SECURITIES (Cost $73,592,821)			71,480,043
ASSET-BACKED SECURITIES — 6.4%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(1)		975,000	845,193
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I, SEQ, 4.19%, 6/5/49(1)		1,073,160	1,052,164
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2II, SEQ, 4.72%, 6/5/49(1)		990,000	928,772
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(1)		2,346,455	1,840,004
Castlelake Aircraft Securitization Trust, Series 2018-1, Class A, SEQ, 4.125%, 6/15/43(1)		456,502	412,830
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(1)		662,969	593,357
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37(1)		2,400,992	1,999,164
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(1)	CAD	2,100,000	1,439,017
DI Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.72%, 9/15/51(1)		$2,619,085	2,362,089
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(1)		1,900,000	1,538,251
Diamond Resorts Owner Trust, Series 2021-1A, Class C, 2.70%, 11/21/33(1)		577,087	530,074
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(1)		1,182,064	1,109,044
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(1)		1,639,000	1,464,239
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)		863,203	787,381
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(1)		574,809	486,589
Lunar Aircarft Ltd., Series 2020-1A, Class A, SEQ, 3.38%, 2/15/45(1)		1,156,444	1,002,354
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, SEQ, 2.64%, 10/15/46(1)		1,523,656	1,328,984
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)		561,550	477,816
20

	Principal Amount/Shares	Value
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(1)	$1,051,200	$923,105
Navigator Aircraft ABS Ltd., Series 2021-1, Class A, SEQ, 2.77%, 11/15/46(1)	1,543,155	1,337,435
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A, SEQ, 3.97%, 6/15/44(1)	1,256,388	1,089,816
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.12%, 5/20/36(1)	90,468	86,204
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.88%, 3/26/46(1)	834,000	741,811
Start II Ltd., Series 2019-1, Class A, SEQ, 4.09%, 3/15/44(1)	1,068,432	946,575
Stonepeak ABS, Series 2021-1A, Class AA, 2.30%, 2/28/33(1)	547,780	506,315
Tricon American Homes, Series 2020-SFR1, Class C, 2.25%, 7/17/38(1)	500,000	452,482
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	362,802	351,274
TOTAL ASSET-BACKED SECURITIES (Cost $30,231,645)		26,632,339
COLLATERALIZED LOAN OBLIGATIONS — 5.8%
AIMCO CLO 10 Ltd., Series 2019-10A, Class CR, VRN, 6.72%, (3-month LIBOR plus 1.90%), 7/22/32(1)	950,000	917,258
AMMC CLO XI Ltd., Series 2012-11A, Class BR2, VRN, 6.40%, (3-month LIBOR plus 1.60%), 4/30/31(1)	650,000	629,091
AMMC CLO XII Ltd., Series 2013-12A, Class BR, VRN, 6.36%, (3-month LIBOR plus 1.50%), 11/10/30(1)	700,000	686,260
Arbor Realty Collateralized Loan Obligation Ltd., Series 2020-FL1, Class AS, VRN, 6.34%, (1-month SOFR plus 1.51%), 2/15/35(1)	772,500	772,109
ARES L CLO Ltd., Series 2018-50A, Class CR, VRN, 6.69%, (3-month LIBOR plus 1.90%), 1/15/32(1)	850,000	825,639
ARES LII CLO Ltd., Series 2019-52A, Class CR, VRN, 6.92%, (3-month LIBOR plus 2.10%), 4/22/31(1)	700,000	674,449
Atrium IX, Series 9A, Class BR2, VRN, 6.45%, (3-month LIBOR plus 1.50%), 5/28/30(1)	625,000	611,198
BDS Ltd., Series 2021-FL7, Class C, VRN, 6.46%, (1-month LIBOR plus 1.70%), 6/16/36(1)	1,600,000	1,503,692
BXMT Ltd., Series 2020-FL2, Class D, VRN, 6.81%, (1-month SOFR plus 2.06%), 2/15/38(1)	706,000	587,917
Carlyle US CLO Ltd., Series 2019-2A, Class A2R, VRN, 6.44%, (3-month LIBOR plus 1.65%), 7/15/32(1)	550,000	536,321
Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, VRN, 6.64%, (3-month LIBOR plus 1.85%), 10/15/31(1)	876,754	871,141
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 6.64%, (3-month LIBOR plus 1.85%), 10/15/30(1)	1,000,000	963,887
GoldenTree Loan Management US CLO 4 Ltd., Series 2019-4A, Class CR, VRN, 6.82%, (3-month LIBOR plus 2.00%), 4/24/31(1)	1,125,000	1,092,747
Greystone CRE Notes Ltd., Series 2019-FL2, Class C, VRN, 6.68%, (1-month LIBOR plus 2.00%), 9/15/37(1)	920,500	901,220
Greystone CRE Notes Ltd., Series 2019-FL2, Class D, VRN, 7.08%, (1-month LIBOR plus 2.40%), 9/15/37(1)	801,500	774,814
KKR CLO 18 Ltd., Series 2018, Class CR, VRN, 6.89%, (3-month LIBOR plus 2.10%), 7/18/30(1)	700,000	672,471
KKR Static CLO I Ltd., Series 2022-1A, Class B, VRN, 7.24%, (3-month SOFR plus 2.60%), 7/20/31(1)	725,000	708,186
Nassau Ltd., Series 2019-IA, Class BR, VRN, 7.43%, (3-month LIBOR plus 2.60%), 4/15/31(1)	1,500,000	1,433,275
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-28A, Class B, VRN, 6.41%, (3-month LIBOR plus 1.60%), 4/20/30(1)	350,000	342,586
21

	Principal Amount/Shares	Value
Octagon Investment Partners 31 Ltd., Series 2017-1A, Class CR, VRN, 6.86%, (3-month LIBOR plus 2.05%), 7/20/30(1)	$750,000	$725,583
Palmer Square Loan Funding Ltd., Series 2022-1A, Class D, VRN, 9.63%, (3-month SOFR plus 5.00%), 4/15/30(1)	900,000	802,486
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, VRN, 6.56%, (3-month SOFR plus 1.90%), 10/15/30(1)	725,000	707,472
Palmer Square Loan Funding Ltd., Series 2022-4A, Class A2, VRN, 7.08%, (3-month SOFR plus 2.30%), 7/24/31(1)	900,000	901,230
Palmer Square Loan Funding Ltd., Series 2022-5A, Class A2, VRN, 7.31%, (3-month SOFR plus 2.65%), 1/15/31(1)	450,000	445,768
PFP Ltd., Series 2021-8, Class D, VRN, 6.88%, (1-month LIBOR plus 2.15%), 8/9/37(1)	600,000	537,909
Ready Capital Mortgage Financing LLC, Series 2021-FL5, Class C, VRN, 7.10%, (1-month LIBOR plus 2.25%), 4/25/38(1)	759,000	724,422
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 7.16%, (3-month LIBOR plus 2.35%), 1/20/32(1)	1,100,000	1,061,493
Stewart Park CLO Ltd., Series 2015-1A, Class CR, VRN, 6.59%, (3-month LIBOR plus 1.80%), 1/15/30(1)	675,000	638,862
TCI-Symphony CLO Ltd., Series 2017-1A, Class CR, VRN, 6.59%, (3-month LIBOR plus 1.80%), 7/15/30(1)	1,300,000	1,249,581
Wellfleet CLO Ltd., Series 2022-1A, Class B1, VRN, 7.01%, (3-month SOFR plus 2.35%), 4/15/34(1)	675,000	658,252
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $24,772,301)		23,957,319
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.9%
Private Sponsor Collateralized Mortgage Obligations — 3.7%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 6.80%, (1-year H15T1Y plus 2.25%), 2/25/36	31,830	29,961
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 7.75%, (1-month LIBOR plus 2.90%), 4/25/28(1)	1,009,438	1,014,933
Bellemeade Re Ltd., Series 2018-3A, Class M1B, VRN, 6.70%, (1-month LIBOR plus 1.85%), 10/25/28(1)	46,226	46,218
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 6.80%, (1-month LIBOR plus 1.95%), 7/25/29(1)	301,986	301,005
CHNGE Mortgage Trust, Series 2022-NQM1, Class A2, VRN, 5.82%, 6/25/67(1)	972,692	955,178
CHNGE Mortgage Trust, Series 2023-1, Class A1, SEQ, 7.07%, 3/25/58(1)	964,474	962,178
Citigroup Mortgage Loan Trust, Inc., Series 2015-PS1, Class B3, VRN, 5.25%, 9/25/42(1)	438,228	413,675
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	2,347	2,149
Eagle RE Ltd., Series 2018-1, Class M2, VRN, 7.85%, (1-month LIBOR plus 3.00%), 11/25/28(1)	1,600,000	1,606,239
Ellington Financial Mortgage Trust, Series 2023-1, Class A2, 6.24%, 2/25/68(1)	910,858	899,754
GCAT Trust, Series 2023-NQM1, Class A2, 6.24%, 11/25/67(1)	641,010	635,660
Home RE Ltd., Series 2018-1, Class M2, VRN, 7.85%, (1-month LIBOR plus 3.00%), 10/25/28(1)	1,085,405	1,093,867
Home RE Ltd., Series 2020-1, Class M1C, VRN, 9.00%, (1-month LIBOR plus 4.15%), 10/25/30(1)	77,951	78,104
Home RE Ltd., Series 2020-1, Class M2, VRN, 10.10%, (1-month LIBOR plus 5.25%), 10/25/30(1)	600,000	611,378
Home RE Ltd., Series 2022-1, Class M1A, VRN, 7.41%, (30-day average SOFR plus 2.85%), 10/25/34(1)	550,000	553,571
Homeward Opportunities Fund I Trust, Series 2020-2, Class B3, VRN, 5.49%, 5/25/65(1)	1,350,000	1,127,351
22

	Principal Amount/Shares	Value
JP Morgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.17%, 2/25/32	$10,998	$10,487
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 6.41%, (30-day average SOFR plus 1.85%), 11/25/31(1)	608,640	606,437
Sofi Mortgage Trust, Series 2016-1A, Class 1A4, SEQ, VRN, 3.00%, 11/25/46(1)	79,718	71,636
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(1)	584,000	516,567
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 8.75%, (1-month LIBOR plus 3.90%), 8/25/33(1)	551,323	554,480
Verus Securitization Trust, Series 2022-INV1, Class A2, SEQ, 5.80%, 8/25/67(1)	884,647	872,912
Vista Point Securitization Trust, Series 2020-1, Class B1, VRN, 5.375%, 3/25/65(1)	2,600,000	2,406,905
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1, SEQ, 6.00%, 6/25/36	60,920	52,541
		15,423,186
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2020-HQA2, Class M2, VRN, 7.95%, (1-month LIBOR plus 3.10%), 3/25/50(1)	99,697	102,229
FHLMC, Series 3397, Class GF, VRN, 5.18%, (1-month LIBOR plus 0.50%), 12/15/37	82,615	81,911
FNMA, Series 2014-C02, Class 2M2, VRN, 7.45%, (1-month LIBOR plus 2.60%), 5/25/24	154,980	156,195
FNMA, Series 2014-C04, Class 1M2, VRN, 9.75%, (1-month LIBOR plus 4.90%), 11/25/24	289,958	302,230
FNMA, Series 2015-C01, Class 1M2, VRN, 9.15%, (1-month LIBOR plus 4.30%), 2/25/25	37,700	38,893
FNMA, Series 2015-C02, Class 1M2, VRN, 8.85%, (1-month LIBOR plus 4.00%), 5/25/25	37,911	39,193
FNMA, Series 2016-C01, Class 1M2, VRN, 11.60%, (1-month LIBOR plus 6.75%), 8/25/28	41,243	44,031
GNMA, Series 2007-5, Class FA, VRN, 4.90%, (1-month LIBOR plus 0.14%), 2/20/37	112,303	111,878
		876,560
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,979,417)		16,299,746
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(1)	758,491	618,263
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(1)	825,000	647,615
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 7.08%, (1-month LIBOR plus 2.40%), 9/15/36(1)	1,800,000	1,661,650
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 6.83%, (1-month LIBOR plus 2.15%), 5/15/36(1)	1,650,893	1,599,641
Med Trust, Series 2021-MDLN, Class F, VRN, 8.69%, (1-month LIBOR plus 4.00%), 11/15/38(1)	1,660,218	1,544,000
One Market Plaza Trust, Series 2017-1MKT, Class B, 3.85%, 2/10/32(1)	1,097,000	1,005,894
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, VRN, 7.62%, (1-month SOFR plus 2.79%), 11/15/27(1)	1,085,000	1,077,211
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,910,832)		8,154,274
MUNICIPAL SECURITIES — 1.9%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	330,000	393,611
California State University Rev., 2.98%, 11/1/51	400,000	285,692
23

	Principal Amount/Shares	Value
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	$190,000	$216,295
Escambia County Health Facilities Authority Rev., (Baptist Health Care Corp. Obligated Group), 3.61%, 8/15/40 (AGM)	105,000	84,257
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	387,000	341,209
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	910,000	760,970
Houston GO, 3.96%, 3/1/47	255,000	226,997
Los Angeles Community College District GO, 6.75%, 8/1/49	130,000	167,756
Los Angeles Unified School District GO, 5.75%, 7/1/34	300,000	325,588
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	580,000	455,840
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	50,000	52,383
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	300,000	381,244
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	40,000	49,418
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	455,000	341,832
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	160,000	163,017
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	240,000	265,861
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	150,000	152,724
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	225,000	154,472
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	395,000	422,963
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	355,000	392,942
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	178,000	197,469
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	125,000	122,751
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	180,000	198,917
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	215,000	225,589
State of California GO, 4.60%, 4/1/38	140,000	136,752
State of California GO, 7.55%, 4/1/39	260,000	337,277
State of California GO, 7.30%, 10/1/39	135,000	167,823
State of California GO, 7.60%, 11/1/40	25,000	32,982
State of Washington GO, 5.14%, 8/1/40	190,000	195,643
Texas Natural Gas Securitization Finance Corp. Rev., 5.17%, 4/1/41	460,000	487,574
University of California Rev., 3.07%, 5/15/51	440,000	318,130
TOTAL MUNICIPAL SECURITIES (Cost $9,409,133)		8,055,978
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.0%
Chile — 0.1%
Chile Government International Bond, 3.625%, 10/30/42	153,000	121,517
Chile Government International Bond, 4.00%, 1/31/52	350,000	284,955
		406,472
Colombia — 0.2%
Colombia Government International Bond, 7.50%, 2/2/34	632,000	622,424
Mexico†
Mexico Government International Bond, 6.35%, 2/9/35	191,000	203,300
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	299,000	302,096
24

	Principal Amount/Shares	Value
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34	$235,000	$264,375
Romania — 0.3%
Romanian Government International Bond, 6.625%, 2/17/28(1)	1,186,000	1,233,280
Saudi Arabia — 0.2%
Saudi Government International Bond, 4.75%, 1/18/28(1)	405,000	410,279
Saudi Government International Bond, 5.50%, 10/25/32(1)	520,000	555,568
		965,847
South Africa†
Republic of South Africa Government International Bond, 5.875%, 6/22/30	100,000	94,012
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $4,203,093)		4,091,806
BANK LOAN OBLIGATIONS(5) — 0.2%
Consumer Staples Distribution & Retail†
United Natural Foods, Inc., Term Loan B, 8.17%, (1-month SOFR plus 3.25%), 10/22/25	77,987	78,134
Pharmaceuticals — 0.2%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 6.56%, (1-month LIBOR plus 1.75%), 3/15/28	768,320	767,778
TOTAL BANK LOAN OBLIGATIONS (Cost $846,358)		845,912
PREFERRED STOCKS — 0.1%
Trading Companies and Distributors — 0.1%
Aircastle Ltd., 5.25%(1) (Cost $688,252)	688,000	505,405
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
Tennessee Valley Authority, 1.50%, 9/15/31 (Cost $399,938)	$400,000	326,414
SHORT-TERM INVESTMENTS — 4.1%
Repurchase Agreements — 4.1%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $4,482,605), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $4,325,299)		4,323,616
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $12,756,139), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $12,511,013)		12,506,000
TOTAL SHORT-TERM INVESTMENTS (Cost $16,829,616)		16,829,616
TOTAL INVESTMENT SECURITIES — 102.0% (Cost $446,266,276)		423,252,890
OTHER ASSETS AND LIABILITIES — (2.0)%		(8,172,751)
TOTAL NET ASSETS — 100.0%		$415,080,139

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,428,659	CAD	1,955,291	UBS AG	6/15/23	$(19,784)

25

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 10-Year Bonds	35	June 2023	$5,156,146	$166,208
U.S. Treasury 2-Year Notes	129	June 2023	26,632,453	7,630
U.S. Treasury 5-Year Notes	157	June 2023	17,192,727	205,885
U.S. Treasury 10-Year Notes	369	June 2023	42,406,172	(212,840)
U.S. Treasury 10-Year Ultra Notes	84	June 2023	10,175,813	160,696
U.S. Treasury Long Bonds	20	June 2023	2,623,125	18,836
U.S. Treasury Ultra Bonds	26	June 2023	3,669,250	122,268
			$107,855,686	$468,683
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 39	Buy	(5.00)%	12/20/27	$9,220,000	$(97,349)	$(21,763)	$(119,112)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$2,000,000	$265	$11,267	$11,532
CPURNSA	Receive	2.97%	10/14/23	$2,950,000	271	15,005	15,276
CPURNSA	Receive	2.97%	10/14/23	$2,950,000	271	15,005	15,276
					$807	$41,277	$42,084

26

NOTES TO SCHEDULE OF INVESTMENTS
AGM	–	Assured Guaranty Municipal Corporation
CAD	–	Canadian Dollar
CDX	–	Credit Derivatives Indexes
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	–	Uniform Mortgage-Backed Securities
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $105,439,969, which represented 25.4% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Perpetual maturity with no stated maturity date.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $2,648,597.
(5)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

See Notes to Financial Statements.

27

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $446,266,276)	$423,252,890
Cash	21,779
Foreign currency holdings, at value (cost of $11)	11
Receivable for investments sold	9,692,116
Receivable for capital shares sold	33,354
Receivable for variation margin on futures contracts	280,268
Receivable for variation margin on swap agreements	4,413
Interest receivable	2,873,669
436,158,500

Liabilities
Payable for investments purchased	16,516,314
Payable for capital shares redeemed	4,334,792
Payable for variation margin on swap agreements	1,252
Unrealized depreciation on forward foreign currency exchange contracts	19,784
Accrued management fees	189,642
Distribution and service fees payable	3,561
Dividends payable	13,016
21,078,361

Net Assets	$415,080,139

Net Assets Consist of:
Capital paid in	$498,980,495
Distributable earnings (loss)	(83,900,356)
$415,080,139

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$369,557,504	39,107,432	$9.45
I Class	$22,491,578	2,380,140	$9.45
A Class	$12,590,963	1,332,144	$9.45
C Class	$638,223	67,528	$9.45
R Class	$881,161	93,236	$9.45
R5 Class	$8,916,168	943,887	$9.45
G Class	$4,542	481	$9.44
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.90 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
28

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $1,412)	$18,172,176

Expenses:
Management fees	2,453,278
Distribution and service fees:
A Class	33,300
C Class	7,306
R Class	4,037
Trustees' fees and expenses	30,180
Other expenses	23,589
2,551,690
Fees waived - G Class	(416)
2,551,274

Net investment income (loss)	15,620,902

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(50,716,920)
Forward foreign currency exchange contract transactions	92,206
Futures contract transactions	(4,663,144)
Swap agreement transactions	1,860,427
Foreign currency translation transactions	(2,910)
(53,430,341)

Change in net unrealized appreciation (depreciation) on:
Investments	5,269,561
Forward foreign currency exchange contracts	28,337
Futures contracts	928,383
Swap agreements	(1,292,324)
Translation of assets and liabilities in foreign currencies	(1,604)
4,932,353

Net realized and unrealized gain (loss)	(48,497,988)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(32,877,086)

See Notes to Financial Statements.
29

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$15,620,902	$12,743,699
Net realized gain (loss)	(53,430,341)	(4,752,632)
Change in net unrealized appreciation (depreciation)	4,932,353	(25,951,442)
Net increase (decrease) in net assets resulting from operations	(32,877,086)	(17,960,375)

Distributions to Shareholders
From earnings:
Investor Class	(13,691,159)	(15,222,461)
I Class	(879,066)	(1,265,395)
A Class	(406,845)	(575,824)
C Class	(16,173)	(31,511)
R Class	(23,016)	(20,848)
R5 Class	(325,997)	(378,418)
G Class	(3,950)	(1,008,956)
Decrease in net assets from distributions	(15,346,206)	(18,503,413)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(48,272,952)	47,858,837

Net increase (decrease) in net assets	(96,496,244)	11,395,049

Net Assets
Beginning of period	511,576,383	500,181,334
End of period	$415,080,139	$511,576,383

See Notes to Financial Statements.
30

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, municipal securities and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
31

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
32

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 76% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

33

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%
G Class		0.0500% to 0.1100%	0.00%(1)
(1)Effective annual management fee before waiver was 0.34%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,596,000 and there were no interfund sales.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $802,826,904, of which $622,379,182 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $866,405,841, of which $591,759,550 represented U.S. Treasury and Government Agency obligations.

34

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	5,081,059	$47,667,019	9,438,838	$105,893,361
Issued in reinvestment of distributions	1,429,507	13,583,118	1,349,001	15,094,635
Redeemed	(10,325,717)	(97,270,793)	(2,147,725)	(23,883,751)
	(3,815,151)	(36,020,656)	8,640,114	97,104,245
I Class
Sold	757,903	7,274,238	1,671,772	18,884,353
Issued in reinvestment of distributions	92,122	879,066	113,026	1,265,380
Redeemed	(1,828,990)	(17,536,841)	(1,980,061)	(22,284,785)
	(978,965)	(9,383,537)	(195,263)	(2,135,052)
A Class
Sold	180,012	1,716,953	390,452	4,377,108
Issued in reinvestment of distributions	41,394	393,605	50,365	563,833
Redeemed	(354,251)	(3,400,979)	(699,973)	(7,616,193)
	(132,845)	(1,290,421)	(259,156)	(2,675,252)
C Class
Sold	15,493	146,424	33,535	378,542
Issued in reinvestment of distributions	1,696	16,173	2,811	31,508
Redeemed	(60,271)	(577,439)	(56,167)	(632,450)
	(43,082)	(414,842)	(19,821)	(222,400)
R Class
Sold	24,675	234,683	48,205	542,623
Issued in reinvestment of distributions	2,413	22,899	1,843	20,595
Redeemed	(12,897)	(123,415)	(23,832)	(265,640)
	14,191	134,167	26,216	297,578
R5 Class
Sold	185,671	1,762,029	174,971	1,944,515
Issued in reinvestment of distributions	34,049	323,762	33,838	378,407
Redeemed	(305,024)	(2,919,960)	(147,768)	(1,652,073)
	(85,304)	(834,169)	61,041	670,849
G Class
Sold	1,035	10,491	993,529	11,185,206
Issued in reinvestment of distributions	270	2,699	89,031	1,008,956
Redeemed	(49,187)	(476,684)	(5,071,908)	(57,375,293)
	(47,882)	(463,494)	(3,989,348)	(45,181,131)
Net increase (decrease)	(5,089,038)	$(48,272,952)	4,263,783	$47,858,837

35

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$123,607,971	—
Corporate Bonds	—	122,466,067	—
U.S. Treasury Securities	—	71,480,043	—
Asset-Backed Securities	—	26,632,339	—
Collateralized Loan Obligations	—	23,957,319	—
Collateralized Mortgage Obligations	—	16,299,746	—
Commercial Mortgage-Backed Securities	—	8,154,274	—
Municipal Securities	—	8,055,978	—
Sovereign Governments and Agencies	—	4,091,806	—
Bank Loan Obligations	—	845,912	—
Preferred Stocks	—	505,405	—
U.S. Government Agency Security	—	326,414	—
Short-Term Investments	—	16,829,616	—
	—	$423,252,890	—
Other Financial Instruments
Futures Contracts	$515,315	$166,208	—
Swap Agreements	—	42,084	—
	$515,315	$208,292	—

Liabilities
Other Financial Instruments
Futures Contracts	$212,840	—	—
Swap Agreements	—	$119,112	—
Forward Foreign Currency Exchange Contracts	—	19,784	—
	$212,840	$138,896	—

36

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $25,234,750.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,962,518.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $57,554,014 futures contracts purchased and $18,438,672 futures contracts sold.

37

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $10,766,667.

Value of Derivative Instruments as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$1,252
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	19,784
Interest Rate Risk	Receivable for variation margin on futures contracts*	$280,268	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	4,413	Payable for variation margin on swap agreements*	—
		$284,681		$21,036
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$350,988	Change in net unrealized appreciation (depreciation) on swap agreements	$474,434
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	92,206	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	28,337
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(4,663,144)	Change in net unrealized appreciation (depreciation) on futures contracts	928,383
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,509,439	Change in net unrealized appreciation (depreciation) on swap agreements	(1,766,758)
		$(2,710,511)		$(335,604)

38

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$15,346,206	$15,711,604
Long-term capital gains	—	$2,791,809

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$446,698,076
Gross tax appreciation of investments	$3,092,522
Gross tax depreciation of investments	(26,537,708)
Net tax appreciation (depreciation) of investments	(23,445,186)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	33,121
Net tax appreciation (depreciation)	$(23,412,065)
Other book-to-tax adjustments	$(13,016)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(32,012,982)
Accumulated long-term capital losses	$(28,462,293)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
39

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$10.44	0.32	(0.99)	(0.67)	(0.32)	—	(0.32)	$9.45	(6.42)%	0.55%	0.55%	3.37%	3.37%	174%	$369,558
2022	$11.18	0.25	(0.62)	(0.37)	(0.27)	(0.10)	(0.37)	$10.44	(3.55)%	0.54%	0.54%	2.20%	2.20%	238%	$448,004
2021	$10.78	0.23	0.44	0.67	(0.27)	—	(0.27)	$11.18	6.17%	0.55%	0.58%	2.01%	1.98%	285%	$383,214
2020	$10.56	0.29	0.19	0.48	(0.26)	—	(0.26)	$10.78	4.57%	0.55%	0.65%	2.64%	2.54%	129%	$85,343
2019	$10.59	0.33	0.03	0.36	(0.39)	—	(0.39)	$10.56	3.55%	0.58%	0.65%	3.17%	3.10%	139%	$109,760
I Class
2023	$10.44	0.33	(0.99)	(0.66)	(0.33)	—	(0.33)	$9.45	(6.33)%	0.45%	0.45%	3.47%	3.47%	174%	$22,492
2022	$11.18	0.26	(0.62)	(0.36)	(0.28)	(0.10)	(0.38)	$10.44	(3.45)%	0.44%	0.44%	2.30%	2.30%	238%	$35,057
2021	$10.77	0.24	0.45	0.69	(0.28)	—	(0.28)	$11.18	6.26%	0.45%	0.48%	2.11%	2.08%	285%	$39,729
2020	$10.56	0.30	0.18	0.48	(0.27)	—	(0.27)	$10.77	4.67%	0.45%	0.55%	2.74%	2.64%	129%	$27,999
2019	$10.58	0.34	0.04	0.38	(0.40)	—	(0.40)	$10.56	3.76%	0.48%	0.55%	3.27%	3.20%	139%	$6,269

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$10.44	0.30	(1.00)	(0.70)	(0.29)	—	(0.29)	$9.45	(6.66)%	0.80%	0.80%	3.12%	3.12%	174%	$12,591
2022	$11.18	0.22	(0.62)	(0.40)	(0.24)	(0.10)	(0.34)	$10.44	(3.79)%	0.79%	0.79%	1.95%	1.95%	238%	$15,294
2021	$10.78	0.21	0.43	0.64	(0.24)	—	(0.24)	$11.18	5.91%	0.80%	0.83%	1.76%	1.73%	285%	$19,275
2020	$10.56	0.26	0.19	0.45	(0.23)	—	(0.23)	$10.78	4.31%	0.80%	0.90%	2.39%	2.29%	129%	$16,670
2019	$10.59	0.30	0.04	0.34	(0.37)	—	(0.37)	$10.56	3.30%	0.83%	0.90%	2.92%	2.85%	139%	$15,630
C Class
2023	$10.44	0.22	(0.99)	(0.77)	(0.22)	—	(0.22)	$9.45	(7.36)%	1.55%	1.55%	2.37%	2.37%	174%	$638
2022	$11.18	0.13	(0.62)	(0.49)	(0.15)	(0.10)	(0.25)	$10.44	(4.51)%	1.54%	1.54%	1.20%	1.20%	238%	$1,154
2021	$10.77	0.12	0.44	0.56	(0.15)	—	(0.15)	$11.18	5.20%	1.55%	1.58%	1.01%	0.98%	285%	$1,458
2020	$10.56	0.18	0.18	0.36	(0.15)	—	(0.15)	$10.77	3.45%	1.55%	1.65%	1.64%	1.54%	129%	$3,623
2019	$10.58	0.23	0.04	0.27	(0.29)	—	(0.29)	$10.56	2.62%	1.58%	1.65%	2.17%	2.10%	139%	$3,457
R Class
2023	$10.44	0.28	(1.00)	(0.72)	(0.27)	—	(0.27)	$9.45	(6.89)%	1.05%	1.05%	2.87%	2.87%	174%	$881
2022	$11.18	0.19	(0.62)	(0.43)	(0.21)	(0.10)	(0.31)	$10.44	(4.03)%	1.04%	1.04%	1.70%	1.70%	238%	$825
2021	$10.77	0.18	0.44	0.62	(0.21)	—	(0.21)	$11.18	5.64%	1.05%	1.08%	1.51%	1.48%	285%	$591
2020	$10.56	0.23	0.19	0.42	(0.21)	—	(0.21)	$10.77	4.05%	1.05%	1.15%	2.14%	2.04%	129%	$487
2019	$10.59	0.28	0.03	0.31	(0.34)	—	(0.34)	$10.56	3.04%	1.08%	1.15%	2.67%	2.60%	139%	$615

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$10.43	0.34	(0.98)	(0.64)	(0.34)	—	(0.34)	$9.45	(6.15)%	0.35%	0.35%	3.57%	3.57%	174%	$8,916
2022	$11.17	0.27	(0.62)	(0.35)	(0.29)	(0.10)	(0.39)	$10.43	(3.36)%	0.34%	0.34%	2.40%	2.40%	238%	$10,737
2021	$10.77	0.26	0.43	0.69	(0.29)	—	(0.29)	$11.17	6.38%	0.35%	0.38%	2.21%	2.18%	285%	$10,817
2020	$10.56	0.31	0.18	0.49	(0.28)	—	(0.28)	$10.77	4.68%	0.35%	0.45%	2.84%	2.74%	129%	$10,193
2019	$10.58	0.35	0.04	0.39	(0.41)	—	(0.41)	$10.56	3.86%	0.38%	0.45%	3.37%	3.30%	139%	$9,910
G Class
2023	$10.43	0.34	(0.96)	(0.62)	(0.37)	—	(0.37)	$9.44	(5.92)%	0.01%	0.35%	3.91%	3.57%	174%	$5
2022	$11.17	0.30	(0.62)	(0.32)	(0.32)	(0.10)	(0.42)	$10.43	(3.04)%	0.01%	0.34%	2.73%	2.40%	238%	$504
2021(3)	$11.37	0.11	(0.16)	(0.05)	(0.15)	—	(0.15)	$11.17	(0.45)%	0.01%(4)	0.35%(4)	2.47%(4)	2.13%(4)	285%(5)	$45,097

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)November 4, 2020 (commencement of sale) through March 31, 2021.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2021.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Plus Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Core Plus Fund of the American Century Investment Trust, as of March 31, 2023, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
43

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
44

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

45

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

46

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

47

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92279 2305

Annual Report

March 31, 2023

Diversified Bond Fund
Investor Class (ADFIX)
I Class (ACBPX)
Y Class (ADVYX)
A Class (ADFAX)
C Class (CDBCX)
R Class (ADVRX)
R5 Class (ADRVX)
R6 Class (ADDVX)
G Class (ACDOX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	-5.56%	0.67%	1.12%	—	12/3/01
Bloomberg U.S. Aggregate Bond Index	—	-4.78%	0.90%	1.36%	—	—
I Class	ACBPX	-5.37%	0.87%	1.32%	—	4/1/93
Y Class	ADVYX	-5.33%	0.92%	—	0.91%	4/10/17
A Class	ADFAX					12/3/01
No sales charge		-5.79%	0.42%	0.86%	—
With sales charge		-10.03%	-0.50%	0.40%	—
C Class	CDBCX	-6.51%	-0.33%	0.11%	—	1/31/03
R Class	ADVRX	-6.03%	0.18%	0.61%	—	7/29/05
R5 Class	ADRVX	-5.40%	0.87%	—	0.86%	4/10/17
R6 Class	ADDVX	-5.31%	0.94%	—	1.69%	7/26/13
G Class	ACDOX	—	—	—	-1.10%	5/19/22
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $11,180

Bloomberg U.S. Aggregate Bond Index — $11,451

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.59%	0.39%	0.36%	0.84%	1.59%	1.09%	0.39%	0.34%	0.34%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jason Greenblath, Jeff Houston, Peter Van Gelderen and Charles Tan

Performance Summary

Diversified Bond returned -5.56%* for the 12 months ended March 31, 2023. By comparison, the Bloomberg U.S. Aggregate Bond Index returned -4.78%. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated through March but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, yields rose sharply across the yield curve. This dynamic contributed to negative 12-month returns for most investment-grade bond market sectors, including Treasuries, mortgage-backed securities (MBS) and corporate bonds. Credit-sensitive and longer maturity securities generally posted the largest losses.

Duration Detracted from Relative Performance

We began modestly extending the portfolio’s duration in the second half of 2022, as short-maturity Treasury yields were climbing to multiyear highs. In our view, the combination of high inflation, rising Treasury yields and aggressive Fed tightening would eventually trigger a recession and push yields lower. However, yields rose overall, and our longer-than-index duration positioning suffered. The strategy did aid relative results late in the period when the bank failures sparked a flight to quality.

Security Selection Among Securitized Issues Enhanced Relative Performance

Security selection aided relative results, primarily in the securitized sector. Our investments in agency MBS and asset-backed securities contributed, largely due to solid performance late in the period. These results more than offset negative selection effects from non-agency collateralized mortgage obligations. In the investment-grade corporate sector, our security selections slightly detracted.

Elsewhere, an out-of-index stake in inflation-linked securities boosted results early in the reporting period, as inflation was climbing. We exited the position by the end of 2022 amid expectations for growth to slow and inflation to moderate. Conversely, out-of-index exposure to high-yield corporates, which we exited in early 2023, modestly detracted.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	28.9%
U.S. Treasury Securities	27.0%
Corporate Bonds	22.4%
Collateralized Loan Obligations	6.7%
Asset-Backed Securities	5.4%
Collateralized Mortgage Obligations	2.7%
Municipal Securities	1.4%
Commercial Mortgage-Backed Securities	1.1%
U.S. Government Agency Securities	0.7%
Sovereign Governments and Agencies	0.4%
Bank Loan Obligations	0.1%
Short-Term Investments	5.6%
Other Assets and Liabilities	(2.4)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,047.40	$3.06	0.60%
I Class	$1,000	$1,047.20	$2.04	0.40%
Y Class	$1,000	$1,048.50	$1.89	0.37%
A Class	$1,000	$1,044.90	$4.33	0.85%
C Class	$1,000	$1,041.00	$8.14	1.60%
R Class	$1,000	$1,044.80	$5.61	1.10%
R5 Class	$1,000	$1,047.20	$2.04	0.40%
R6 Class	$1,000	$1,048.60	$1.79	0.35%
G Class	$1,000	$1,050.40	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
I Class	$1,000	$1,022.94	$2.02	0.40%
Y Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%
R5 Class	$1,000	$1,022.94	$2.02	0.40%
R6 Class	$1,000	$1,023.19	$1.77	0.35%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 28.9%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.2%
FHLMC, VRN, 4.17%, (1-year H15T1Y plus 2.25%), 9/1/35	$184,033	$188,638
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.87%), 7/1/36	509,180	514,090
FHLMC, VRN, 4.20%, (1-year H15T1Y plus 2.14%), 10/1/36	504,993	516,475
FHLMC, VRN, 3.95%, (1-year H15T1Y plus 2.26%), 4/1/37	408,863	418,155
FHLMC, VRN, 4.09%, (12-month LIBOR plus 1.89%), 7/1/41	168,320	166,543
FHLMC, VRN, 3.90%, (12-month LIBOR plus 1.65%), 12/1/42	195,272	196,034
FHLMC, VRN, 3.02%, (12-month LIBOR plus 1.63%), 1/1/44	742,617	743,389
FHLMC, VRN, 3.54%, (12-month LIBOR plus 1.60%), 6/1/45	460,085	464,061
FHLMC, VRN, 3.77%, (12-month LIBOR plus 1.63%), 8/1/46	569,173	572,476
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47	383,989	373,761
FNMA, VRN, 5.18%, (6-month LIBOR plus 1.57%), 6/1/35	290,671	292,828
FNMA, VRN, 5.21%, (6-month LIBOR plus 1.57%), 6/1/35	654,920	659,590
FNMA, VRN, 5.25%, (6-month LIBOR plus 1.57%), 6/1/35	209,751	211,053
FNMA, VRN, 5.31%, (6-month LIBOR plus 1.57%), 6/1/35	56,932	57,240
FNMA, VRN, 4.97%, (6-month LIBOR plus 1.54%), 9/1/35	284,025	286,590
FNMA, VRN, 4.01%, (1-year H15T1Y plus 2.15%), 3/1/38	525,423	537,732
FNMA, VRN, 6.09%, (12-month LIBOR plus 1.60%), 4/1/46	684,530	701,489
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	1,119,434	1,081,805
FNMA, VRN, 3.12%, (12-month LIBOR plus 1.61%), 4/1/47	662,878	640,568
FNMA, VRN, 3.09%, (12-month LIBOR plus 1.62%), 5/1/47	776,081	773,112
FNMA, VRN, 3.20%, (12-month LIBOR plus 1.62%), 5/1/47	213,644	211,010
		9,606,639
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 28.7%
FHLMC, 6.00%, 9/1/35	1,114,732	1,161,333
FHLMC, 6.00%, 2/1/38	635,123	664,820
FHLMC, 2.50%, 3/1/42	24,536,484	21,764,516
FHLMC, 3.00%, 1/1/50	39,207,024	35,314,007
FHLMC, 3.50%, 5/1/50	5,186,281	4,863,116
FHLMC, 2.50%, 10/1/50	25,171,058	21,765,021
FHLMC, 2.50%, 5/1/51	9,198,884	7,980,999
FHLMC, 3.50%, 5/1/51	34,277,934	32,193,379
FHLMC, 3.00%, 7/1/51	13,229,003	11,913,256
FHLMC, 2.00%, 8/1/51	40,362,769	33,482,769
FHLMC, 2.00%, 8/1/51	28,349,720	23,521,945
FHLMC, 2.50%, 8/1/51	26,810,953	23,164,493
FHLMC, 4.00%, 8/1/51	11,845,354	11,435,716
FHLMC, 2.50%, 10/1/51	15,882,582	13,862,483
FHLMC, 2.50%, 12/1/51	12,927,160	11,172,652
FHLMC, 3.00%, 12/1/51	19,537,551	17,582,688
FHLMC, 3.00%, 2/1/52	19,727,879	17,796,404
FHLMC, 3.50%, 5/1/52	16,317,629	15,305,874
FHLMC, 4.00%, 5/1/52	24,105,466	23,085,459
FHLMC, 4.00%, 5/1/52	20,465,978	19,744,808
FHLMC, 5.00%, 7/1/52	12,541,964	12,685,578
FHLMC, 4.50%, 10/1/52	43,870,355	43,133,711
FHLMC, 4.50%, 10/1/52	35,376,098	34,692,063
9

	Principal Amount	Value
FHLMC, 6.00%, 11/1/52	$56,379,195	$57,947,887
FHLMC, 5.50%, 12/1/52	9,215,845	9,337,745
FNMA, 6.00%, 12/1/33	446,341	464,481
FNMA, 3.50%, 3/1/34	1,832,064	1,779,305
FNMA, 2.00%, 5/1/36	15,464,047	13,976,252
FNMA, 2.00%, 1/1/37	25,468,679	23,008,301
FNMA, 6.00%, 9/1/37	810,424	846,105
FNMA, 6.00%, 11/1/37	736,845	770,786
FNMA, 4.50%, 4/1/39	854,041	859,700
FNMA, 4.50%, 5/1/39	2,432,431	2,448,551
FNMA, 6.50%, 5/1/39	426,517	449,476
FNMA, 4.50%, 9/1/39	760,043	763,105
FNMA, 4.50%, 10/1/39	4,167,593	4,195,224
FNMA, 4.50%, 11/1/40	557,125	560,814
FNMA, 3.50%, 12/1/40	85,133	81,347
FNMA, 4.00%, 8/1/41	3,661,860	3,598,781
FNMA, 4.50%, 9/1/41	478,365	480,294
FNMA, 3.50%, 10/1/41	3,349,671	3,198,968
FNMA, 3.50%, 12/1/41	2,674,648	2,554,238
FNMA, 4.00%, 12/1/41	1,529,926	1,498,739
FNMA, 3.50%, 2/1/42	3,911,068	3,735,020
FNMA, 2.50%, 3/1/42	23,149,747	20,477,226
FNMA, 3.50%, 5/1/42	774,979	740,107
FNMA, 2.50%, 6/1/42	19,507,617	17,303,854
FNMA, 3.50%, 6/1/42	10,179,186	9,720,988
FNMA, 3.50%, 8/1/42	6,736,802	6,433,495
FNMA, 3.50%, 9/1/42	1,129,231	1,078,217
FNMA, 4.00%, 11/1/45	1,294,482	1,260,470
FNMA, 4.00%, 11/1/45	1,180,056	1,151,611
FNMA, 4.00%, 2/1/46	2,031,374	1,981,990
FNMA, 4.00%, 4/1/46	3,282,843	3,204,051
FNMA, 2.50%, 4/1/50	20,549,055	17,789,125
FNMA, 3.00%, 5/1/50	3,621,319	3,321,208
FNMA, 2.50%, 6/1/50	26,704,737	23,192,662
FNMA, 4.00%, 5/1/51	35,097,633	33,991,602
FNMA, 3.00%, 6/1/51	1,801,903	1,642,579
FNMA, 2.50%, 9/1/51	29,996,649	25,903,925
FNMA, 2.50%, 12/1/51	25,390,068	21,936,785
FNMA, 2.50%, 12/1/51	4,023,940	3,475,396
FNMA, 2.50%, 1/1/52	7,075,286	6,110,792
FNMA, 2.50%, 2/1/52	10,939,329	9,485,062
FNMA, 3.00%, 2/1/52	34,187,834	30,750,833
FNMA, 3.00%, 2/1/52	19,311,526	17,420,647
FNMA, 2.00%, 3/1/52	50,754,552	42,138,360
FNMA, 2.50%, 3/1/52	31,644,838	27,476,892
FNMA, 3.00%, 4/1/52	11,884,007	10,720,483
FNMA, 3.50%, 4/1/52	9,099,756	8,465,762
FNMA, 4.00%, 4/1/52	25,308,247	24,392,985
FNMA, 4.00%, 4/1/52	11,696,560	11,288,022
FNMA, 4.00%, 4/1/52	8,515,998	8,166,754
FNMA, 2.50%, 5/1/52	50,780,586	43,888,624
FNMA, 3.00%, 5/1/52	18,396,306	16,706,615
10

	Principal Amount	Value
FNMA, 3.50%, 5/1/52	$43,246,666	$40,256,195
FNMA, 3.50%, 5/1/52	36,829,765	34,330,991
FNMA, 3.50%, 5/1/52	28,644,261	26,924,230
FNMA, 4.00%, 5/1/52	36,032,662	34,510,759
FNMA, 3.00%, 6/1/52	7,472,358	6,786,003
FNMA, 4.50%, 7/1/52	20,531,751	20,144,351
FNMA, 5.00%, 8/1/52	58,935,400	58,944,180
FNMA, 4.50%, 9/1/52	15,183,093	15,096,346
FNMA, 5.00%, 9/1/52	17,509,751	17,701,941
FNMA, 5.50%, 10/1/52	29,171,719	29,492,386
FNMA, 5.50%, 1/1/53	50,798,396	51,381,772
FNMA, 6.50%, 1/1/53	52,519,812	54,245,846
FNMA, 5.00%, 2/1/53	12,379,083	12,379,600
FNMA, 4.00%, 6/1/57	2,677,294	2,616,959
FNMA, 4.00%, 11/1/59	2,608,746	2,530,446
GNMA, 7.00%, 4/20/26	431	436
GNMA, 7.50%, 8/15/26	1,082	1,098
GNMA, 8.00%, 8/15/26	320	326
GNMA, 8.00%, 6/15/27	1,877	1,872
GNMA, 6.50%, 3/15/28	2,596	2,674
GNMA, 6.50%, 5/15/28	6,498	6,694
GNMA, 7.00%, 5/15/31	7,914	8,309
GNMA, 6.00%, 7/15/33	274,460	287,843
GNMA, 4.50%, 8/15/33	564,380	565,990
GNMA, 6.00%, 9/20/38	214,995	227,666
GNMA, 5.50%, 11/15/38	294,136	302,828
GNMA, 5.50%, 11/15/38	120,572	123,121
GNMA, 5.50%, 1/15/39	337,884	353,642
GNMA, 6.00%, 1/20/39	78,940	83,625
GNMA, 6.00%, 2/20/39	75,854	80,336
GNMA, 4.50%, 4/15/39	449,288	449,993
GNMA, 4.50%, 6/15/39	645,803	652,765
GNMA, 5.00%, 9/15/39	19,395	20,018
GNMA, 5.50%, 9/15/39	28,153	29,637
GNMA, 5.00%, 10/15/39	307,010	316,879
GNMA, 4.50%, 1/15/40	571,936	577,599
GNMA, 4.00%, 11/20/40	769,592	760,601
GNMA, 4.00%, 12/15/40	304,370	291,862
GNMA, 4.50%, 12/15/40	1,251,038	1,264,415
GNMA, 4.50%, 6/15/41	240,919	243,524
GNMA, 3.50%, 4/20/42	1,749,616	1,673,148
GNMA, 3.50%, 6/20/42	5,665,906	5,419,957
GNMA, 3.50%, 3/20/43	248,916	238,673
GNMA, 3.50%, 4/20/43	1,529,416	1,464,455
GNMA, 3.50%, 3/15/46	984,318	957,812
GNMA, 3.00%, 4/20/50	9,457,807	8,698,908
GNMA, 3.00%, 5/20/50	9,657,153	8,877,062
GNMA, 3.00%, 6/20/50	14,472,181	13,321,810
GNMA, 3.00%, 7/20/50	25,570,982	23,492,075
GNMA, 2.00%, 10/20/50	86,660,444	74,237,330
GNMA, 2.50%, 11/20/50	33,430,847	28,884,500
GNMA, 2.50%, 2/20/51	24,327,452	21,530,696
11

	Principal Amount	Value
GNMA, 3.50%, 2/20/51	$2,427,331	$2,298,834
GNMA, 3.50%, 6/20/51	17,232,437	16,286,425
GNMA, 2.50%, 9/20/51	21,097,737	18,590,792
GNMA, 2.50%, 12/20/51	38,894,985	34,271,127
GNMA, 5.50%, TBA	54,583,000	55,159,746
UMBS, 6.00%, TBA	30,842,000	31,462,454
		1,783,320,893
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,838,898,679)		1,792,927,532
U.S. TREASURY SECURITIES — 27.0%
U.S. Treasury Bonds, 5.00%, 5/15/37	5,000,000	5,836,621
U.S. Treasury Bonds, 4.50%, 5/15/38	10,000,000	11,098,437
U.S. Treasury Bonds, 3.50%, 2/15/39	25,000,000	24,726,074
U.S. Treasury Bonds, 1.125%, 8/15/40	3,000,000	1,985,508
U.S. Treasury Bonds, 1.375%, 11/15/40	3,000,000	2,068,945
U.S. Treasury Bonds, 3.75%, 8/15/41	4,000,000	3,997,266
U.S. Treasury Bonds, 2.00%, 11/15/41	4,000,000	3,022,109
U.S. Treasury Bonds, 3.125%, 11/15/41	20,762,000	18,942,892
U.S. Treasury Bonds, 3.00%, 5/15/42	35,000,000	31,108,301
U.S. Treasury Bonds, 3.25%, 5/15/42	20,000,000	18,464,062
U.S. Treasury Bonds, 3.375%, 8/15/42	85,000,000	79,846,875
U.S. Treasury Bonds, 4.00%, 11/15/42	71,000,000	72,952,500
U.S. Treasury Bonds, 2.875%, 5/15/43	6,500,000	5,621,357
U.S. Treasury Bonds, 3.75%, 11/15/43	8,000,000	7,908,594
U.S. Treasury Bonds, 3.125%, 8/15/44	1,000,000	893,008
U.S. Treasury Bonds, 2.50%, 2/15/45	7,600,000	6,070,352
U.S. Treasury Bonds, 2.50%, 2/15/46	8,000,000	6,360,625
U.S. Treasury Bonds, 2.75%, 8/15/47	5,000,000	4,159,766
U.S. Treasury Bonds, 2.75%, 11/15/47	5,000,000	4,163,379
U.S. Treasury Bonds, 3.00%, 8/15/48	2,100,000	1,835,203
U.S. Treasury Bonds, 3.375%, 11/15/48	23,000,000	21,527,461
U.S. Treasury Bonds, 2.875%, 5/15/49	6,000,000	5,137,969
U.S. Treasury Bonds, 2.25%, 8/15/49	17,000,000	12,793,828
U.S. Treasury Bonds, 2.375%, 11/15/49	8,000,000	6,185,625
U.S. Treasury Bonds, 2.00%, 2/15/50	15,000,000	10,640,625
U.S. Treasury Bonds, 1.25%, 5/15/50	9,500,000	5,528,555
U.S. Treasury Bonds, 1.625%, 11/15/50	1,000,000	641,875
U.S. Treasury Bonds, 3.00%, 8/15/52	22,000,000	19,332,500
U.S. Treasury Bonds, 4.00%, 11/15/52	120,000,000	127,387,500
U.S. Treasury Notes, 3.00%, 6/30/24(1)	30,000,000	29,472,070
U.S. Treasury Notes, 4.50%, 11/30/24(1)	6,000,000	6,024,609
U.S. Treasury Notes, 1.125%, 1/15/25	2,000,000	1,895,938
U.S. Treasury Notes, 4.625%, 2/28/25	15,000,000	15,147,070
U.S. Treasury Notes, 2.75%, 6/30/25	24,000,000	23,364,844
U.S. Treasury Notes, 3.50%, 9/15/25	65,000,000	64,391,894
U.S. Treasury Notes, 3.00%, 9/30/25	20,000,000	19,566,016
U.S. Treasury Notes, 4.50%, 11/15/25	70,000,000	71,045,899
U.S. Treasury Notes, 4.00%, 12/15/25	95,000,000	95,375,626
U.S. Treasury Notes, 2.625%, 12/31/25	8,000,000	7,745,469
U.S. Treasury Notes, 4.625%, 3/15/26	152,000,000	155,473,437
U.S. Treasury Notes, 1.75%, 12/31/26	3,500,000	3,259,922
U.S. Treasury Notes, 0.50%, 8/31/27	3,000,000	2,615,742
12

	Principal Amount	Value
U.S. Treasury Notes, 3.875%, 11/30/27	$173,500,000	$175,333,272
U.S. Treasury Notes, 3.875%, 12/31/27	25,000,000	25,268,066
U.S. Treasury Notes, 4.00%, 2/29/28	157,100,000	159,953,574
U.S. Treasury Notes, 1.25%, 4/30/28	33,600,000	29,926,969
U.S. Treasury Notes, 1.25%, 6/30/28	7,000,000	6,215,098
U.S. Treasury Notes, 1.25%, 9/30/28	2,000,000	1,765,352
U.S. Treasury Notes, 1.875%, 2/28/29	15,000,000	13,631,543
U.S. Treasury Notes, 3.875%, 11/30/29	45,000,000	45,791,015
U.S. Treasury Notes, 3.875%, 12/31/29	30,000,000	30,548,437
U.S. Treasury Notes, 3.50%, 1/31/30	70,000,000	69,726,562
U.S. Treasury Notes, 3.625%, 3/31/30	43,000,000	43,214,813
U.S. Treasury Notes, 4.125%, 11/15/32	55,000,000	57,801,562
TOTAL U.S. TREASURY SECURITIES (Cost $1,700,808,503)		1,674,792,611
CORPORATE BONDS — 22.4%
Aerospace and Defense — 0.4%
Boeing Co., 5.81%, 5/1/50	5,752,000	5,798,334
Lockheed Martin Corp., 5.25%, 1/15/33	3,271,000	3,496,122
Northrop Grumman Corp., 5.15%, 5/1/40	828,000	838,834
Northrop Grumman Corp., 4.95%, 3/15/53	1,716,000	1,713,280
Raytheon Technologies Corp., 4.125%, 11/16/28	8,766,000	8,648,679
Raytheon Technologies Corp., 3.125%, 7/1/50	3,150,000	2,353,380
Raytheon Technologies Corp., 5.375%, 2/27/53	4,600,000	4,848,322
		27,696,951
Air Freight and Logistics — 0.1%
GXO Logistics, Inc., 2.65%, 7/15/31	5,697,000	4,436,000
Automobiles — 0.5%
General Motors Co., 5.15%, 4/1/38	1,646,000	1,486,235
General Motors Financial Co., Inc., 2.75%, 6/20/25	13,221,000	12,524,576
General Motors Financial Co., Inc., 2.40%, 10/15/28	4,676,000	4,003,391
Toyota Motor Credit Corp., 4.625%, 1/12/28	13,072,000	13,261,029
		31,275,231
Banks — 4.1%
Banco Santander SA, VRN, 1.72%, 9/14/27	6,600,000	5,767,925
Banco Santander SA, VRN, 4.18%, 3/24/28	3,400,000	3,194,992
Bank of America Corp., VRN, 1.73%, 7/22/27	15,285,000	13,718,753
Bank of America Corp., VRN, 2.88%, 10/22/30	22,995,000	20,020,524
Bank of America Corp., VRN, 2.57%, 10/20/32	4,280,000	3,501,073
Bank of America Corp., VRN, 4.57%, 4/27/33	7,380,000	7,030,526
Bank of America Corp., VRN, 2.48%, 9/21/36	5,400,000	4,104,746
Barclays PLC, VRN, 2.28%, 11/24/27	4,700,000	4,133,507
Barclays PLC, VRN, 7.39%, 11/2/28	1,785,000	1,893,605
BNP Paribas SA, VRN, 5.125%, 1/13/29(2)	5,955,000	5,971,931
BPCE SA, VRN, 5.98%, 1/18/27(2)	5,642,000	5,632,879
Citigroup, Inc., VRN, 3.07%, 2/24/28	7,444,000	6,928,133
Citigroup, Inc., VRN, 3.67%, 7/24/28	10,892,000	10,326,951
Citigroup, Inc., VRN, 3.52%, 10/27/28	9,506,000	8,893,112
Citigroup, Inc., VRN, 4.41%, 3/31/31	3,100,000	2,945,242
Citigroup, Inc., VRN, 3.06%, 1/25/33	11,310,000	9,579,533
Commonwealth Bank of Australia, 5.32%, 3/13/26	7,497,000	7,628,839
Cooperatieve Rabobank UA, VRN, 5.56%, 2/28/29(2)	6,055,000	6,101,549
Credit Agricole SA, 5.30%, 7/12/28(2)	2,800,000	2,840,735
13

	Principal Amount	Value
HSBC Holdings PLC, VRN, 0.73%, 8/17/24	$5,160,000	$5,054,008
HSBC Holdings PLC, VRN, 1.16%, 11/22/24	2,124,000	2,061,738
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	8,497,000	6,943,932
HSBC Holdings PLC, VRN, 6.33%, 3/9/44	4,780,000	5,060,283
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	6,578,000	5,915,129
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28	10,696,000	9,923,825
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	16,742,000	14,538,863
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	15,313,000	13,099,854
JPMorgan Chase & Co., VRN, 2.58%, 4/22/32	7,070,000	5,954,031
Lloyds Banking Group PLC, VRN, 5.87%, 3/6/29	5,019,000	5,064,245
Mitsubishi UFJ Financial Group, Inc., VRN, 5.44%, 2/22/34	4,391,000	4,440,000
PNC Financial Services Group, Inc., VRN, 5.07%, 1/24/34	8,840,000	8,727,791
Royal Bank of Canada, 6.00%, 11/1/27	7,930,000	8,276,172
Societe Generale SA, VRN, 6.69%, 1/10/34(2)	5,350,000	5,477,735
Toronto-Dominion Bank, 2.45%, 1/12/32	5,135,000	4,261,166
Toronto-Dominion Bank, 4.46%, 6/8/32	2,797,000	2,725,416
Truist Bank, 3.30%, 5/15/26	4,350,000	4,010,127
Truist Bank, VRN, 2.64%, 9/17/29	4,384,000	4,118,525
Truist Financial Corp., VRN, 5.12%, 1/26/34	4,155,000	4,055,552
Wells Fargo & Co., VRN, 4.54%, 8/15/26	3,810,000	3,743,303
		253,666,250
Beverages — 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	7,777,000	7,610,133
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	11,491,000	11,741,305
Keurig Dr Pepper, Inc., 4.05%, 4/15/32	2,740,000	2,598,986
PepsiCo, Inc., 3.90%, 7/18/32	2,222,000	2,173,020
		24,123,444
Biotechnology — 0.9%
AbbVie, Inc., 3.20%, 11/21/29	13,706,000	12,724,737
AbbVie, Inc., 4.40%, 11/6/42	9,415,000	8,612,163
Amgen, Inc., 4.05%, 8/18/29	13,980,000	13,498,982
Amgen, Inc., 5.25%, 3/2/33	5,500,000	5,653,702
Amgen, Inc., 5.60%, 3/2/43	6,800,000	7,011,115
Amgen, Inc., 5.65%, 3/2/53	6,400,000	6,666,987
		54,167,686
Broadline Retail — 0.1%
Amazon.com, Inc., 4.60%, 12/1/25	1,530,000	1,543,259
Amazon.com, Inc., 4.55%, 12/1/27	2,920,000	2,965,672
		4,508,931
Building Products†
Trane Technologies Financing Ltd., 5.25%, 3/3/33	2,700,000	2,792,919
Capital Markets — 1.7%
Ameriprise Financial, Inc., 5.15%, 5/15/33	7,265,000	7,250,621
CME Group, Inc., 2.65%, 3/15/32	556,000	482,972
Deutsche Bank AG, VRN, 4.30%, 5/24/28	2,373,000	2,340,800
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	9,706,000	9,397,372
Goldman Sachs Group, Inc., VRN, 1.43%, 3/9/27	11,830,000	10,596,759
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	11,969,000	10,704,569
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	1,641,000	1,542,870
Goldman Sachs Group, Inc., VRN, 1.99%, 1/27/32	6,765,000	5,408,803
Golub Capital BDC, Inc., 2.50%, 8/24/26	2,794,000	2,398,809
14

	Principal Amount	Value
Morgan Stanley, VRN, 1.16%, 10/21/25	$10,317,000	$9,641,141
Morgan Stanley, VRN, 2.63%, 2/18/26	14,569,000	13,838,280
Morgan Stanley, VRN, 5.12%, 2/1/29	2,086,000	2,104,198
Morgan Stanley, VRN, 2.70%, 1/22/31	13,045,000	11,244,040
Morgan Stanley, VRN, 2.51%, 10/20/32	4,830,000	3,960,180
Owl Rock Capital Corp., 3.40%, 7/15/26	1,084,000	958,682
Owl Rock Core Income Corp., 3.125%, 9/23/26	3,070,000	2,667,993
State Street Corp., VRN, 5.82%, 11/4/28	4,245,000	4,431,524
UBS Group AG, VRN, 1.49%, 8/10/27(2)	11,579,000	9,983,014
		108,952,627
Chemicals — 0.1%
CF Industries, Inc., 5.15%, 3/15/34	2,590,000	2,485,684
CF Industries, Inc., 4.95%, 6/1/43	3,700,000	3,197,385
		5,683,069
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 2.30%, 3/1/30	4,257,000	3,689,896
Republic Services, Inc., 5.00%, 4/1/34	1,680,000	1,712,715
Waste Connections, Inc., 3.20%, 6/1/32	6,376,000	5,687,193
Waste Management, Inc., 4.625%, 2/15/30	1,990,000	1,991,928
		13,081,732
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.35%, 1/15/32	7,748,000	6,156,016
Construction Materials — 0.1%
Eagle Materials, Inc., 2.50%, 7/1/31	5,253,000	4,306,985
Consumer Finance†
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/24	2,133,000	1,996,714
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.45%, 10/29/26	776,000	697,432
		2,694,146
Consumer Staples Distribution & Retail — 0.1%
Sysco Corp., 5.95%, 4/1/30	8,469,000	8,985,405
Containers and Packaging — 0.2%
Sonoco Products Co., 2.25%, 2/1/27	7,177,000	6,512,154
WRKCo, Inc., 3.00%, 9/15/24	3,525,000	3,413,440
		9,925,594
Diversified Consumer Services — 0.2%
Duke University, 3.30%, 10/1/46	3,000,000	2,441,343
Novant Health, Inc., 3.17%, 11/1/51	5,345,000	3,870,689
Pepperdine University, 3.30%, 12/1/59	6,183,000	4,504,338
		10,816,370
Diversified REITs — 0.1%
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	6,550,000	6,362,699
Healthpeak OP LLC, 5.25%, 12/15/32	2,983,000	2,995,176
		9,357,875
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 4.50%, 5/15/35	6,007,000	5,629,973
AT&T, Inc., 4.90%, 8/15/37	5,435,000	5,204,096
AT&T, Inc., 4.55%, 3/9/49	3,509,000	3,065,908
Ooredoo International Finance Ltd., 2.625%, 4/8/31(2)	3,700,000	3,214,323
Telefonica Emisiones SA, 4.90%, 3/6/48	4,295,000	3,579,270
Verizon Communications, Inc., 4.27%, 1/15/36	6,690,000	6,209,706
15

	Principal Amount	Value
Verizon Communications, Inc., 4.81%, 3/15/39	$2,580,000	$2,465,346
		29,368,622
Electric Utilities — 2.1%
AEP Texas, Inc., 2.10%, 7/1/30	7,288,000	6,061,500
Baltimore Gas & Electric Co., 2.25%, 6/15/31	3,947,000	3,333,055
CenterPoint Energy Houston Electric LLC, 4.95%, 4/1/33	2,837,000	2,898,814
CenterPoint Energy Houston Electric LLC, 4.45%, 10/1/32	6,380,000	6,326,900
Commonwealth Edison Co., 5.30%, 2/1/53	4,256,000	4,452,167
Duke Energy Carolinas LLC, 2.55%, 4/15/31	2,596,000	2,229,186
Duke Energy Corp., 2.55%, 6/15/31	2,920,000	2,446,185
Duke Energy Corp., 5.00%, 8/15/52	3,750,000	3,494,414
Duke Energy Florida LLC, 1.75%, 6/15/30	4,706,000	3,890,519
Duke Energy Florida LLC, 3.85%, 11/15/42	2,673,000	2,257,561
Duke Energy Florida LLC, 5.95%, 11/15/52	2,275,000	2,535,674
Duke Energy Indiana LLC, 5.40%, 4/1/53	1,132,000	1,154,566
Duke Energy Progress LLC, 2.00%, 8/15/31	7,400,000	6,068,498
Duke Energy Progress LLC, 4.15%, 12/1/44	5,693,000	4,929,633
Entergy Arkansas LLC, 2.65%, 6/15/51	3,298,000	2,140,422
Evergy Kansas Central, Inc., 5.70%, 3/15/53	1,148,000	1,206,778
Exelon Corp., 5.15%, 3/15/28	3,693,000	3,760,557
Florida Power & Light Co., 2.45%, 2/3/32	3,703,000	3,164,709
Florida Power & Light Co., 4.125%, 2/1/42	3,131,000	2,765,049
MidAmerican Energy Co., 4.40%, 10/15/44	5,027,000	4,607,203
NextEra Energy Capital Holdings, Inc., 4.90%, 2/28/28	5,010,000	5,047,090
NextEra Energy Capital Holdings, Inc., 5.05%, 2/28/33	5,910,000	5,930,599
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53	2,736,000	2,701,754
Northern States Power Co., 3.20%, 4/1/52	4,200,000	3,089,947
Pacific Gas & Electric Co., 6.15%, 1/15/33	1,553,000	1,595,789
Pacific Gas & Electric Co., 4.20%, 6/1/41	2,695,000	2,129,933
Pacific Gas & Electric Co., 6.70%, 4/1/53	576,000	593,214
PacifiCorp, 3.30%, 3/15/51	4,128,000	3,052,342
PECO Energy Co., 4.375%, 8/15/52	5,740,000	5,207,594
Public Service Co. of Colorado, 1.875%, 6/15/31	5,499,000	4,496,497
Public Service Co. of Colorado, 5.25%, 4/1/53(3)	3,460,000	3,529,714
Public Service Electric & Gas Co., 3.10%, 3/15/32	4,354,000	3,894,161
Public Service Electric & Gas Co., 4.65%, 3/15/33	3,955,000	3,974,185
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	6,205,000	4,948,883
Union Electric Co., 3.90%, 4/1/52	3,640,000	3,063,439
Xcel Energy, Inc., 3.40%, 6/1/30	4,854,000	4,435,984
Xcel Energy, Inc., 4.60%, 6/1/32	2,240,000	2,176,507
		129,591,022
Energy Equipment and Services — 0.1%
Schlumberger Investment SA, 2.65%, 6/26/30	5,360,000	4,741,222
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.76%, 3/15/27(2)	3,249,000	3,062,425
Warnermedia Holdings, Inc., 5.05%, 3/15/42(2)	2,112,000	1,768,458
		4,830,883
Financial Services — 0.3%
Antares Holdings LP, 2.75%, 1/15/27(2)	4,144,000	3,379,859
Block Financial LLC, 3.875%, 8/15/30	11,201,000	9,640,481
GE Capital Funding LLC, 4.55%, 5/15/32	2,969,000	2,912,355
		15,932,695
16

	Principal Amount	Value
Food Products — 0.5%
JDE Peet's NV, 2.25%, 9/24/31(2)	$7,952,000	$6,297,721
Kraft Heinz Foods Co., 3.875%, 5/15/27	5,500,000	5,374,502
Kraft Heinz Foods Co., 5.00%, 6/4/42	6,805,000	6,532,483
Kraft Heinz Foods Co., 5.20%, 7/15/45	2,906,000	2,820,298
Mondelez International, Inc., 2.625%, 3/17/27	5,600,000	5,238,821
Nestle Holdings, Inc., 4.85%, 3/14/33(2)	5,560,000	5,819,933
		32,083,758
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAPI de CV, 4.75%, 1/15/51(2)	8,381,000	6,230,645
Ground Transportation — 0.6%
Ashtead Capital, Inc., 5.50%, 8/11/32(2)	7,118,000	7,006,310
Ashtead Capital, Inc., 5.55%, 5/30/33(2)	2,713,000	2,683,370
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	3,073,000	2,749,036
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	3,270,000	2,503,837
CSX Corp., 4.25%, 3/15/29	4,910,000	4,854,089
DAE Funding LLC, 1.55%, 8/1/24(2)	2,914,000	2,742,173
Norfolk Southern Corp., 4.55%, 6/1/53	3,263,000	2,940,087
Union Pacific Corp., 3.55%, 8/15/39	7,826,000	6,656,435
United Rentals North America, Inc., 6.00%, 12/15/29(2)	3,000,000	3,044,190
		35,179,527
Health Care Equipment and Supplies — 0.5%
Baxter International, Inc., 1.92%, 2/1/27	4,187,000	3,749,483
GE HealthCare Technologies, Inc., 5.65%, 11/15/27(2)	12,640,000	13,072,202
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	14,190,000	13,417,851
		30,239,536
Health Care Providers and Services — 1.6%
Centene Corp., 2.45%, 7/15/28	9,250,000	8,055,825
Centene Corp., 4.625%, 12/15/29	4,011,000	3,774,913
Centene Corp., 3.375%, 2/15/30	6,630,000	5,790,271
CVS Health Corp., 5.25%, 2/21/33	6,750,000	6,891,762
CVS Health Corp., 4.78%, 3/25/38	2,878,000	2,745,596
CVS Health Corp., 5.05%, 3/25/48	7,160,000	6,705,118
CVS Health Corp., 5.625%, 2/21/53	9,345,000	9,478,432
Duke University Health System, Inc., 3.92%, 6/1/47	2,697,000	2,340,428
Elevance Health, Inc., 5.125%, 2/15/53	2,890,000	2,881,597
HCA, Inc., 2.375%, 7/15/31	4,660,000	3,764,409
Humana, Inc., 2.15%, 2/3/32	8,621,000	6,994,841
Kaiser Foundation Hospitals, 3.00%, 6/1/51	4,160,000	2,932,309
Roche Holdings, Inc., 2.61%, 12/13/51(2)	8,090,000	5,658,891
UnitedHealth Group, Inc., 5.35%, 2/15/33	5,880,000	6,254,755
UnitedHealth Group, Inc., 4.50%, 4/15/33	5,900,000	5,868,680
UnitedHealth Group, Inc., 5.875%, 2/15/53	4,270,000	4,807,045
UnitedHealth Group, Inc., 5.05%, 4/15/53	5,900,000	5,971,603
Universal Health Services, Inc., 1.65%, 9/1/26	7,147,000	6,294,702
Universal Health Services, Inc., 2.65%, 10/15/30	6,358,000	5,102,610
		102,313,787
Hotels, Restaurants and Leisure — 0.2%
Marriott International, Inc., 3.50%, 10/15/32	3,656,000	3,207,774
Starbucks Corp., 4.75%, 2/15/26	7,460,000	7,506,990
		10,714,764
Household Durables — 0.1%
D.R. Horton, Inc., 2.50%, 10/15/24	5,488,000	5,252,446
17

	Principal Amount	Value
Household Products — 0.2%
Clorox Co., 1.80%, 5/15/30	$7,005,000	$5,808,857
Clorox Co., 4.60%, 5/1/32	6,744,000	6,712,293
		12,521,150
Insurance — 0.2%
Allstate Corp., 5.25%, 3/30/33	3,447,000	3,487,917
Five Corners Funding Trust III, 5.79%, 2/15/33(2)	3,109,000	3,193,791
MetLife, Inc., 5.25%, 1/15/54	3,379,000	3,296,748
		9,978,456
IT Services — 0.2%
International Business Machines Corp., 3.30%, 5/15/26	5,840,000	5,635,398
International Business Machines Corp., 4.75%, 2/6/33	7,910,000	7,866,530
		13,501,928
Life Sciences Tools and Services — 0.1%
Danaher Corp., 2.80%, 12/10/51	5,175,000	3,617,440
Machinery — 0.2%
John Deere Capital Corp., 4.75%, 1/20/28	10,792,000	11,025,066
John Deere Capital Corp., 4.85%, 10/11/29	2,608,000	2,695,731
		13,720,797
Media — 0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	3,285,000	2,603,643
Comcast Corp., 6.50%, 11/15/35	3,475,000	4,001,087
Comcast Corp., 3.20%, 7/15/36	6,000,000	5,059,931
Comcast Corp., 3.75%, 4/1/40	8,342,000	7,172,198
Comcast Corp., 2.94%, 11/1/56	5,885,000	3,924,203
Fox Corp., 5.48%, 1/25/39	6,164,000	5,909,345
Paramount Global, 4.95%, 1/15/31	3,030,000	2,797,588
Paramount Global, 4.375%, 3/15/43	2,120,000	1,508,425
Time Warner Cable LLC, 4.50%, 9/15/42	7,625,000	5,862,915
		38,839,335
Metals and Mining — 0.2%
Glencore Funding LLC, 2.625%, 9/23/31(2)	7,530,000	6,185,518
Minera Mexico SA de CV, 4.50%, 1/26/50(2)	3,817,000	2,912,968
South32 Treasury Ltd., 4.35%, 4/14/32(2)	5,400,000	4,819,927
		13,918,413
Multi-Utilities — 0.5%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(2)	4,670,000	4,149,902
Ameren Corp., 3.50%, 1/15/31	7,733,000	7,041,693
Ameren Illinois Co., 3.85%, 9/1/32	3,015,000	2,854,098
Ameren Illinois Co., 5.90%, 12/1/52	1,706,000	1,909,516
CenterPoint Energy, Inc., 2.65%, 6/1/31	4,853,000	4,113,054
Dominion Energy, Inc., 4.90%, 8/1/41	4,957,000	4,549,901
Sempra Energy, 3.25%, 6/15/27	4,523,000	4,234,401
WEC Energy Group, Inc., 1.375%, 10/15/27	4,490,000	3,896,472
		32,749,037
Office REITs — 0.1%
Alexandria Real Estate Equities, Inc., 4.50%, 7/30/29	639,000	619,516
Alexandria Real Estate Equities, Inc., 2.95%, 3/15/34	765,000	612,981
Alexandria Real Estate Equities, Inc., 4.75%, 4/15/35	2,257,000	2,117,470
Alexandria Real Estate Equities, Inc., 4.00%, 2/1/50	5,285,000	4,025,493
Alexandria Real Estate Equities, Inc., 5.15%, 4/15/53	1,689,000	1,550,302
		8,925,762
18

	Principal Amount	Value
Oil, Gas and Consumable Fuels — 1.6%
Aker BP ASA, 3.75%, 1/15/30(2)	$5,171,000	$4,673,491
BP Capital Markets America, Inc., 3.06%, 6/17/41	4,820,000	3,732,400
Cenovus Energy, Inc., 2.65%, 1/15/32	4,780,000	3,948,532
Continental Resources, Inc., 2.27%, 11/15/26(2)	4,850,000	4,311,751
Diamondback Energy, Inc., 6.25%, 3/15/33	5,400,000	5,710,054
Enbridge, Inc., 5.70%, 3/8/33	3,703,000	3,853,870
Energy Transfer LP, 5.75%, 2/15/33	5,588,000	5,729,097
Energy Transfer LP, 4.90%, 3/15/35	4,927,000	4,607,761
Enterprise Products Operating LLC, 4.85%, 3/15/44	4,503,000	4,184,737
Equinor ASA, 3.25%, 11/18/49	2,481,000	1,916,266
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(2)	11,398,200	9,260,880
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	3,003,000	3,154,896
MPLX LP, 2.65%, 8/15/30	5,080,000	4,310,987
MPLX LP, 5.65%, 3/1/53	1,632,000	1,572,918
Petroleos Mexicanos, 4.625%, 9/21/23	1,800,000	1,786,725
Petroleos Mexicanos, 6.70%, 2/16/32	1,000,000	796,762
Petroleos Mexicanos, 6.625%, 6/15/35	1,050,000	766,475
SA Global Sukuk Ltd., 2.69%, 6/17/31(2)	13,125,000	11,532,806
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	8,590,000	8,647,989
Saudi Arabian Oil Co., 1.625%, 11/24/25(2)	3,000,000	2,782,083
Shell International Finance BV, 2.375%, 11/7/29	5,500,000	4,881,789
Shell International Finance BV, 4.375%, 5/11/45	3,230,000	2,984,614
Western Midstream Operating LP, 6.15%, 4/1/33(3)	2,270,000	2,303,621
		97,450,504
Personal Care Products — 0.2%
Haleon US Capital LLC, 4.00%, 3/24/52	2,795,000	2,323,630
Kenvue, Inc., 5.10%, 3/22/43(2)	9,095,000	9,390,278
Kenvue, Inc., 5.05%, 3/22/53(2)	1,559,000	1,608,040
		13,321,948
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co., 2.95%, 3/15/32	6,671,000	6,017,502
Bristol-Myers Squibb Co., 2.55%, 11/13/50	5,441,000	3,645,909
Eli Lilly & Co., 4.875%, 2/27/53	4,600,000	4,761,760
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	12,790,000	12,191,334
Viatris, Inc., 4.00%, 6/22/50	2,059,000	1,356,565
Zoetis, Inc., 5.60%, 11/16/32	6,266,000	6,686,988
		34,660,058
Real Estate Management and Development — 0.1%
Essential Properties LP, 2.95%, 7/15/31	5,160,000	3,794,943
Retail REITs — 0.1%
Kimco Realty OP LLC, 4.60%, 2/1/33	1,875,000	1,760,159
National Retail Properties, Inc., 4.80%, 10/15/48	4,265,000	3,626,099
		5,386,258
Semiconductors and Semiconductor Equipment — 0.1%
Intel Corp., 5.70%, 2/10/53	3,920,000	4,005,205
Intel Corp., 3.20%, 8/12/61	6,948,000	4,604,742
		8,609,947
Software — 0.2%
Oracle Corp., 3.90%, 5/15/35	4,490,000	3,926,399
Oracle Corp., 3.85%, 7/15/36	2,760,000	2,361,996
Oracle Corp., 3.60%, 4/1/40	7,670,000	5,959,922
		12,248,317
19

	Principal Amount	Value
Specialized REITs — 0.1%
Crown Castle, Inc., 4.15%, 7/1/50	$4,039,000	$3,231,785
Equinix, Inc., 2.90%, 11/18/26	6,065,000	5,643,971
		8,875,756
Specialty Retail — 0.3%
Lowe's Cos., Inc., 2.625%, 4/1/31	11,420,000	9,766,118
Lowe's Cos., Inc., 5.75%, 7/1/53	7,760,000	7,914,235
O'Reilly Automotive, Inc., 4.70%, 6/15/32	4,287,000	4,234,067
		21,914,420
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 3.95%, 8/8/52	9,600,000	8,617,278
Dell International LLC / EMC Corp., 8.10%, 7/15/36	1,840,000	2,148,603
		10,765,881
Trading Companies and Distributors — 0.1%
Aircastle Ltd., 5.25%, 8/11/25(2)	3,703,000	3,622,491
Water Utilities — 0.2%
American Water Capital Corp., 4.45%, 6/1/32	7,940,000	7,824,466
Essential Utilities, Inc., 2.70%, 4/15/30	6,137,000	5,311,202
		13,135,668
Wireless Telecommunication Services — 0.3%
T-Mobile USA, Inc., 3.375%, 4/15/29	14,214,000	12,971,517
T-Mobile USA, Inc., 4.375%, 4/15/40	2,410,000	2,161,539
Vodafone Group PLC, 4.875%, 6/19/49	6,355,000	5,746,595
		20,879,651
TOTAL CORPORATE BONDS (Cost $1,489,736,133)		1,391,544,298
COLLATERALIZED LOAN OBLIGATIONS — 6.7%
ABPCI Direct Lending Fund CLO IV Ltd., Series 2017-2A, Class BR, VRN, 6.71%, (3-month LIBOR plus 1.90%), 10/27/33(2)	9,900,000	9,303,572
ACREC LLC, Series 2023-FL2, Class A, VRN, 6.92%, (1-month SOFR plus 2.23%), 2/19/38(2)	8,620,000	8,527,280
AIMCO CLO 10 Ltd., Series 2019-10A, Class BR, VRN, 6.42%, (3-month LIBOR plus 1.60%), 7/22/32(2)	12,275,000	11,943,751
Arbor Realty Collateralized Loan Obligation Ltd., Series 2020-FL1, Class AS, VRN, 6.34%, (1-month SOFR plus 1.51%), 2/15/35(2)	9,764,000	9,759,062
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL2, Class A, VRN, 5.78%, (1-month LIBOR plus 1.10%), 5/15/36(2)	9,844,500	9,716,934
ARES LII CLO Ltd., Series 2019-52A, Class BR, VRN, 6.47%, (3-month LIBOR plus 1.65%), 4/22/31(2)	9,250,000	9,003,891
Ares XL CLO Ltd., Series 2016-40A, Class BRR, VRN, 6.59%, (3-month LIBOR plus 1.80%), 1/15/29(2)	8,900,000	8,565,250
BDS Ltd., Series 2021-FL7, Class C, VRN, 6.46%, (1-month LIBOR plus 1.70%), 6/16/36(2)	19,000,000	17,856,342
BDS Ltd., Series 2021-FL8, Class A, VRN, 5.68%, (1-month LIBOR plus 0.92%), 1/18/36(2)	14,099,725	13,772,160
BDS Ltd., Series 2021-FL8, Class C, VRN, 6.31%, (1-month LIBOR plus 1.55%), 1/18/36(2)	5,768,000	5,420,975
BDS Ltd., Series 2021-FL8, Class D, VRN, 6.66%, (1-month LIBOR plus 1.90%), 1/18/36(2)	7,200,000	6,779,881
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 5.83%, (3-month LIBOR plus 1.02%), 4/20/31(2)	9,375,000	9,271,167
BXMT Ltd., Series 2020-FL2, Class C, VRN, 6.51%, (1-month SOFR plus 1.76%), 2/15/38(2)	11,971,000	10,748,161
Canyon Capital CLO Ltd., Series 2017-1A, Class BR, VRN, 6.39%, (3-month LIBOR plus 1.60%), 7/15/30(2)	5,725,000	5,527,550
20

	Principal Amount	Value
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 7.07%, (3-month LIBOR plus 2.20%), 8/14/30(2)	$8,150,000	$7,960,340
Carlyle US CLO Ltd., Series 2019-2A, Class A2R, VRN, 6.44%, (3-month LIBOR plus 1.65%), 7/15/32(2)	14,600,000	14,236,895
CarVal CLO III Ltd., Series 2019-2A, Class BR, VRN, 6.41%, (3-month LIBOR plus 1.60%), 7/20/32(2)	8,750,000	8,442,911
Cedar Funding X CLO Ltd., Series 2019-10A, Class BR, VRN, 6.41%, (3-month LIBOR plus 1.60%), 10/20/32(2)	7,650,000	7,397,156
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A, VRN, 6.35%, (3-month LIBOR plus 1.56%), 7/23/33(2)	13,925,000	13,568,180
Cerberus Loan Funding XXXIX LP, Series 2022-3A, Class A, VRN, 7.03%, (3-month SOFR plus 2.40%), 1/20/33(2)	12,350,000	12,293,562
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 6.19%, (3-month LIBOR plus 1.40%), 11/22/33(2)	2,932,758	2,916,978
CFIP CLO Ltd., Series 2014-1A, Class AR, VRN, 6.14%, (3-month LIBOR plus 1.32%), 7/13/29(2)	6,517,196	6,519,089
FS Rialto Issuer LLC, Series 2022-FL6, Class A, SEQ, VRN, 7.27%, (1-month SOFR plus 2.58%), 8/17/37(2)	9,545,000	9,470,777
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class BR2, VRN, 6.14%, (3-month LIBOR plus 1.35%), 1/18/31(2)	9,415,000	9,246,776
KKR CLO 18 Ltd., Series 2018, Class BR, VRN, 6.39%, (3-month LIBOR plus 1.60%), 7/18/30(2)	9,725,000	9,396,603
KKR CLO 22 Ltd., Series 2022A, Class A, VRN, 5.96%, (3-month LIBOR plus 1.15%), 7/20/31(2)	8,425,000	8,325,657
KKR CLO 30 Ltd., Series 2030A, Class BR, VRN, 6.39%, (3-month LIBOR plus 1.60%), 10/17/31(2)	12,225,000	11,821,190
KREF Ltd., Series 2021-FL2, Class B, VRN, 6.36%, (1-month LIBOR plus 1.65%), 2/15/39(2)	12,900,000	12,306,410
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR, VRN, 6.44%, (3-month LIBOR plus 1.65%), 7/15/33(2)	16,550,000	16,055,001
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.21%, (1-month LIBOR plus 1.45%), 10/16/36(2)	17,817,000	17,034,786
Octagon Investment Partners XV Ltd., Series 2013-1A, Class BRR, VRN, 6.30%, (3-month LIBOR plus 1.50%), 7/19/30(2)	13,825,000	13,359,977
Palmer Square Loan Funding Ltd., Series 2021-3A, Class A2, VRN, 6.21%, (3-month LIBOR plus 1.40%), 7/20/29(2)	7,000,000	6,845,270
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, VRN, 6.56%, (3-month SOFR plus 1.90%), 10/15/30(2)	9,325,000	9,099,557
Parallel Ltd., Series 2019-1A, Class BR, VRN, 6.61%, (3-month LIBOR plus 1.80%), 7/20/32(2)	13,875,000	13,291,817
PFP Ltd., Series 2021-8, Class C, VRN, 6.53%, (1-month LIBOR plus 1.80%), 8/9/37(2)	13,851,000	12,975,361
Sound Point CLO XXII Ltd., Series 2019-1A, Class BR, VRN, 6.51%, (3-month LIBOR plus 1.70%), 1/20/32(2)	12,250,000	11,834,917
TCW CLO Ltd., Series 2018-1A, Class BR, VRN, 6.47%, (3-month LIBOR plus 1.65%), 4/25/31(2)	12,125,000	11,661,408
THL Credit Wind River CLO Ltd., Series 2013-2A, Class BR2, VRN, 6.36%, (3-month LIBOR plus 1.57%), 10/18/30(2)	9,275,000	8,987,739
TSTAT Ltd., Series 2022-1A, Class B, VRN, 7.91%, (3-month SOFR plus 3.27%), 7/20/31(2)	8,300,000	8,201,992
Wellfleet CLO Ltd., Series 2022-1A, Class B1, VRN, 7.01%, (3-month SOFR plus 2.35%), 4/15/34(2)	8,400,000	8,191,575
Wind River CLO Ltd., Series 2013-1A, Class A1RR, VRN, 5.79%, (3-month LIBOR plus 0.98%), 7/20/30(2)	9,793,219	9,708,839
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $428,913,552)		417,346,739
ASSET-BACKED SECURITIES — 5.4%
Aaset Trust, Series 2021-2A, Class A, SEQ, 2.80%, 1/15/47(2)	22,071,104	18,987,737
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.94%, 8/15/46(2)	8,218,000	7,261,856
21

	Principal Amount	Value
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(2)	$10,582,000	$9,173,167
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I, SEQ, 4.19%, 6/5/49(2)	17,456,670	17,115,144
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2II, SEQ, 4.72%, 6/5/49(2)	13,712,490	12,864,415
Blackbird Capital Aircraft, Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(2)	11,903,965	10,341,571
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(2)	7,893,079	7,064,305
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A, SEQ, 3.47%, 1/15/46(2)	2,933,168	2,704,518
Clsec Holdings 22t LLC, Series 2021-1, Class B, 3.46%, 5/11/37(2)	24,222,865	20,937,745
DI Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.72%, 9/15/51(2)	30,817,087	27,793,179
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(2)	14,915,014	13,993,659
FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, 8/17/38(2)	15,900,000	13,702,851
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(2)	18,100,000	15,439,662
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(2)	19,850,000	17,733,466
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(2)	7,753,745	7,072,674
Goodgreen Trust, Series 2020-1A, Class A, SEQ, 2.63%, 4/15/55(2)	8,989,696	7,686,848
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(2)	6,754,010	5,717,420
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, SEQ, 2.64%, 10/15/46(2)	17,983,429	15,685,751
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(2)	18,469,568	16,218,957
Navigator Aircraft ABS Ltd., Series 2021-1, Class A, SEQ, 2.77%, 11/15/46(2)	18,177,455	15,754,203
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(2)	27,725,000	23,687,031
Progress Residential Trust, Series 2021-SFR3, Class C, 2.09%, 5/17/26(2)	9,500,000	8,473,181
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(2)	7,800,000	6,628,956
Sabey Data Center Issuer LLC, Series 2021-1, Class A2, SEQ, 1.88%, 6/20/46(2)	7,394,000	6,504,883
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(2)	3,411,899	3,147,851
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, SEQ, 4.54%, 2/25/44(2)	11,986,395	11,776,958
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.88%, 3/26/46(2)	10,329,000	9,187,250
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	2,474,254	2,395,635
TOTAL ASSET-BACKED SECURITIES (Cost $371,782,922)		335,050,873
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.7%
Private Sponsor Collateralized Mortgage Obligations — 2.4%
Agate Bay Mortgage Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(2)	299,801	279,898
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 7.35%, (1-month LIBOR plus 2.50%), 7/25/29(2)	11,080,000	11,017,211
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 6.80%, (1-month LIBOR plus 1.95%), 7/25/29(2)	5,883,350	5,864,251
22

	Principal Amount	Value
CHNGE Mortgage Trust, Series 2022-1, Class A1, SEQ, VRN, 3.01%, 1/25/67(2)	$10,984,257	$9,868,854
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	15,662	14,340
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A3, VRN, 2.51%, 2/25/50(2)	1,512,049	1,399,142
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A2, SEQ, VRN, 1.38%, 2/25/66(2)	3,340,307	2,812,494
Credit Suisse Mortgage Trust, Series 2021-RPL3, Class A1, SEQ, VRN, 2.00%, 1/25/60(2)	6,473,894	5,558,489
Deephaven Residential Mortgage Trust, Series 2020-2, Class M1, VRN, 4.11%, 5/25/65(2)	9,000,000	8,296,494
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 7.26%, (30-day average SOFR plus 2.70%), 10/25/33(2)	8,600,000	8,589,590
GCAT Trust, Series 2021-CM2, Class A1, SEQ, VRN, 2.35%, 8/25/66(2)	17,166,626	15,618,425
GCAT Trust, Series 2021-NQM1, Class A3, SEQ, VRN, 1.15%, 1/25/66(2)	2,817,582	2,350,305
Home RE Ltd., Series 2021-1, Class M1B, VRN, 6.40%, (1-month LIBOR plus 1.55%), 7/25/33(2)	2,748,582	2,745,126
Home RE Ltd., Series 2022-1, Class M1A, VRN, 7.41%, (30-day average SOFR plus 2.85%), 10/25/34(2)	6,625,000	6,668,015
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.45%, 1/25/47(2)	145,361	133,228
JP Morgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(2)	2,243,445	2,009,424
MFA Trust, Series 2021-INV1, Class A3, SEQ, VRN, 1.26%, 1/25/56(2)	1,104,498	980,396
MFA Trust, Series 2021-INV2, Class A3, SEQ, VRN, 2.26%, 11/25/56(2)	11,707,909	9,984,369
MFA Trust, Series 2021-NQM1, Class A1, VRN, 1.15%, 4/25/65(2)	2,228,696	1,965,726
MFA Trust, Series 2021-NQM1, Class A3, VRN, 1.64%, 4/25/65(2)	1,591,933	1,409,801
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, VRN, 5.60%, (1-month LIBOR plus 0.75%), 5/25/55(2)	7,800,000	7,722,829
PRMI Securitization Trust, Series 2021-1, Class A5, VRN, 2.50%, 4/25/51(2)	14,421,757	11,380,967
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 6.26%, (30-day average SOFR plus 1.70%), 12/27/33(2)	9,665,828	9,645,530
Sofi Mortgage Trust, Series 2016-1A, Class 1A4, SEQ, VRN, 3.00%, 11/25/46(2)	1,012,993	910,303
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(2)	7,888,000	6,977,191
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(2)	2,678,485	2,309,574
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(2)	3,160,438	2,726,447
Verus Securitization Trust, Series 2023-INV1, Class A2, VRN, 6.56%, 2/25/68(2)	10,460,874	10,454,479
		149,692,898
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2020-DNA5, Class M2, VRN, 7.36%, (30-day average SOFR plus 2.80%), 10/25/50(2)	2,720,020	2,752,128
FHLMC, Series 3397, Class GF, VRN, 5.18%, (1-month LIBOR plus 0.50%), 12/15/37	897,907	890,251
FNMA, Series 2013-C01, Class M2, VRN, 10.10%, (1-month LIBOR plus 5.25%), 10/25/23	5,401,019	5,496,225
FNMA, Series 2014-C02, Class 2M2, VRN, 7.45%, (1-month LIBOR plus 2.60%), 5/25/24	1,504,522	1,516,309
23

	Principal Amount	Value
FNMA, Series 2014-C04, Class 1M2, VRN, 9.75%, (1-month LIBOR plus 4.90%), 11/25/24	$2,798,618	$2,917,061
FNMA, Series 2016-C01, Class 1M2, VRN, 11.60%, (1-month LIBOR plus 6.75%), 8/25/28	81,440	86,945
FNMA, Series 2017-C03, Class 1M2C, VRN, 7.85%, (1-month LIBOR plus 3.00%), 10/25/29	1,790,000	1,835,700
GNMA, Series 2007-5, Class FA, VRN, 4.90%, (1-month LIBOR plus 0.14%), 2/20/37	751,389	748,550
		16,243,169
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $178,984,339)		165,936,067
MUNICIPAL SECURITIES — 1.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	3,244,000	3,869,316
Bay Area Toll Authority Rev., 6.26%, 4/1/49	2,000,000	2,431,396
California State University Rev., 2.98%, 11/1/51	4,000,000	2,856,917
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	1,250,000	1,422,997
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	6,048,000	5,332,390
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	10,765,000	9,002,019
Houston GO, 3.96%, 3/1/47	2,500,000	2,225,458
Los Angeles Community College District GO, 6.75%, 8/1/49	2,400,000	3,097,042
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	1,510,000	1,694,381
Los Angeles Unified School District GO, 5.75%, 7/1/34	2,250,000	2,441,912
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	5,000,000	3,929,657
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	100,000	104,767
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	3,236,000	4,112,347
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	970,000	1,198,376
New York City GO, 5.97%, 3/1/36	500,000	552,304
New York City GO, 6.27%, 12/1/37	335,000	381,931
New York City Municipal Water Finance Authority Rev. (New York City Water & Sewer System), 5.95%, 6/15/42	1,425,000	1,635,849
New York State Dormitory Authority Rev. (State of New York Personal Income Tax Revenue), 3.19%, 2/15/43	500,000	399,057
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	5,645,000	4,240,972
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	550,000	560,373
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	1,630,000	1,805,639
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	2,300,000	2,341,761
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	4,120,000	2,828,558
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	3,070,000	3,287,330
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	1,360,000	1,505,355
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	1,352,000	1,499,876
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	1,675,000	1,644,863
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	1,970,000	2,177,041
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	2,060,000	2,161,457
State of California GO, 4.60%, 4/1/38	3,035,000	2,964,583
State of California GO, 7.55%, 4/1/39	3,220,000	4,177,047
State of California GO, 7.30%, 10/1/39	2,605,000	3,238,365
State of California GO, 7.60%, 11/1/40	455,000	600,272
Texas Natural Gas Securitization Finance Corp. Rev., 5.17%, 4/1/41	3,865,000	4,096,681
24

	Principal Amount	Value
University of California Rev., 3.07%, 5/15/51	$5,565,000	$4,023,618
TOTAL MUNICIPAL SECURITIES (Cost $101,662,017)		89,841,907
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(2)	8,839,868	7,205,576
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(2)	12,817,000	10,061,189
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 7.08%, (1-month LIBOR plus 2.40%), 9/15/36(2)	21,200,000	19,570,547
ELP Commercial Mortgage Trust, Series 2021-ELP, Class E, VRN, 6.80%, (1-month LIBOR plus 2.12%), 11/15/38(2)	18,460,000	17,234,631
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, VRN, 7.62%, (1-month SOFR plus 2.79%), 11/15/27(2)	13,585,000	13,487,481
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $75,622,930)		67,559,424
U.S. GOVERNMENT AGENCY SECURITIES — 0.7%
FNMA, 0.75%, 10/8/27	29,724,000	26,087,579
FNMA, 6.625%, 11/15/30	10,000,000	11,854,961
Tennessee Valley Authority, 1.50%, 9/15/31	5,000,000	4,080,173
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $46,653,085)		42,022,713
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.4%
Chile — 0.1%
Chile Government International Bond, 3.10%, 5/7/41	3,400,000	2,560,464
Chile Government International Bond, 3.625%, 10/30/42	1,697,000	1,347,802
		3,908,266
Mexico†
Mexico Government International Bond, 4.15%, 3/28/27	18,000	17,698
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	4,946,000	4,997,218
Philippines — 0.1%
Philippine Government International Bond, 5.50%, 3/30/26	3,000,000	3,081,326
Philippine Government International Bond, 6.375%, 10/23/34	5,735,000	6,451,875
		9,533,201
Poland†
Republic of Poland Government International Bond, 4.00%, 1/22/24	230,000	228,571
Uruguay — 0.1%
Uruguay Government International Bond, 4.125%, 11/20/45	1,239,000	1,145,174
Uruguay Government International Bond, 5.10%, 6/18/50	2,400,000	2,410,995
		3,556,169
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $26,382,144)		22,241,123
BANK LOAN OBLIGATIONS(4) — 0.1%
Pharmaceuticals — 0.1%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 6.56%, (1-month LIBOR plus 1.75%), 3/15/28 (Cost $8,354,877)	8,347,735	8,341,850
SHORT-TERM INVESTMENTS(5) — 5.6%
Discount Notes(6) — 0.4%
Federal Home Loan Bank Discount Notes, 4.67%, 4/12/23	26,000,000	25,970,778
Repurchase Agreements — 4.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $77,379,870), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $74,664,404)		74,635,358
25

	Principal Amount	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $220,205,797), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $215,974,535)		$215,888,000
		290,523,358
Treasury Bills(6) — 0.5%
U.S. Treasury Bills, 4.77%, 4/6/23	$28,000,000	27,989,237
TOTAL SHORT-TERM INVESTMENTS (Cost $344,469,128)		344,483,373
TOTAL INVESTMENT SECURITIES — 102.4% (Cost $6,612,268,309)		6,352,088,510
OTHER ASSETS AND LIABILITIES — (2.4)%		(146,537,481)
TOTAL NET ASSETS — 100.0%		$6,205,551,029

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 10-Year Bonds	242	June 2023	$35,651,069	$1,149,208
U.S. Treasury 2-Year Notes	1,577	June 2023	325,576,580	400,336
U.S. Treasury 5-Year Notes	583	June 2023	63,843,055	64,499
U.S. Treasury 10-Year Notes	2,725	June 2023	313,162,109	(1,650,754)
U.S. Treasury 10-Year Ultra Notes	1,307	June 2023	158,330,797	4,336,116
U.S. Treasury Long Bonds	326	June 2023	42,756,937	410,614
U.S. Treasury Ultra Bonds	441	June 2023	62,236,125	1,467,046
			$1,001,556,672	$6,177,065
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$24,000,000	$282	$138,108	$138,390
CPURNSA	Receive	2.97%	10/14/23	$36,400,000	296	188,190	188,486
CPURNSA	Receive	2.97%	10/14/23	$36,400,000	296	188,190	188,486
					$874	$514,488	$515,362

26

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	–	Uniform Mortgage-Backed Securities
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $18,752,605.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,140,819,991, which represented 18.4% of total net assets.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)Category includes securities purchased with cash collateral received at the custodian bank for collateral requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $970,276.
(6)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
27

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $6,612,268,309)	$6,352,088,510
Cash	364,496
Receivable for investments sold	42,222,886
Receivable for capital shares sold	19,216,590
Receivable for variation margin on futures contracts	2,805,248
Receivable for variation margin on swap agreements	54,069
Interest receivable	40,633,749
6,457,385,548

Liabilities
Payable for collateral received for forward commitments	970,276
Payable for investments purchased	246,966,175
Payable for capital shares redeemed	3,076,114
Accrued management fees	638,272
Distribution and service fees payable	23,810
Dividends payable	159,872
251,834,519

Net Assets	$6,205,551,029

Net Assets Consist of:
Capital paid in	$7,107,539,484
Distributable earnings (loss)	(901,988,455)
$6,205,551,029

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$590,248,135	62,599,429	$9.43
I Class	$689,974,030	73,148,027	$9.43
Y Class	$119,167,403	12,630,208	$9.44
A Class	$74,012,848	7,847,870	$9.43
C Class	$7,638,327	810,727	$9.42
R Class	$4,796,482	508,777	$9.43
R5 Class	$5,264	558	$9.43
R6 Class	$138,248,393	14,650,158	$9.44
G Class	$4,581,460,147	485,574,758	$9.44
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.87 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
28

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $10,760)	$188,161,283

Expenses:
Management fees	19,877,840
Distribution and service fees:
A Class	194,655
C Class	65,398
R Class	23,739
Trustees' fees and expenses	337,658
Other expenses	132,019
20,631,309
Fees waived - G Class	(11,850,092)
8,781,217

Net investment income (loss)	179,380,066

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(450,311,113)
Forward foreign currency exchange contract transactions	(362,065)
Futures contract transactions	(36,502,359)
Swap agreement transactions	1,059,373
Foreign currency translation transactions	(15,253)
(486,131,417)

Change in net unrealized appreciation (depreciation) on:
Investments	119,276,273
Futures contracts	7,602,184
Swap agreements	(7,695,539)
Translation of assets and liabilities in foreign currencies	(11,189)
119,171,729

Net realized and unrealized gain (loss)	(366,959,688)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(187,579,622)

See Notes to Financial Statements.
29

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$179,380,066	$30,005,772
Net realized gain (loss)	(486,131,417)	(1,559,007)
Change in net unrealized appreciation (depreciation)	119,171,729	(97,708,759)
Net increase (decrease) in net assets resulting from operations	(187,579,622)	(69,261,994)

Distributions to Shareholders
From earnings:
Investor Class	(19,569,703)	(19,994,409)
I Class	(20,599,587)	(22,140,729)
Y Class	(4,542,278)	(3,770,269)
A Class	(2,056,597)	(2,209,990)
C Class	(124,606)	(143,761)
R Class	(114,620)	(121,811)
R5 Class	(161)	(4,048)
R6 Class	(4,069,188)	(3,599,101)
G Class	(128,590,062)	—
Decrease in net assets from distributions	(179,666,802)	(51,984,118)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	4,699,525,995	(3,286,059)

Net increase (decrease) in net assets	4,332,279,571	(124,532,171)

Net Assets
Beginning of period	1,873,271,458	1,997,803,629
End of period	$6,205,551,029	$1,873,271,458

See Notes to Financial Statements.
30

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on May 19, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, municipal securities and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

31

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

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Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 41% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

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The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2925% to 0.4100%	0.2500% to 0.3100%	0.59%
I Class		0.0500% to 0.1100%	0.39%
Y Class		0.0200% to 0.0800%	0.36%
A Class		0.2500% to 0.3100%	0.59%
C Class		0.2500% to 0.3100%	0.59%
R Class		0.2500% to 0.3100%	0.59%
R5 Class		0.0500% to 0.1100%	0.39%
R6 Class		0.0000% to 0.0600%	0.34%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.34%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $8,996,536,752, of which $7,118,297,526 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $8,801,834,925, of which $6,426,010,296 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023(1)		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	18,623,991	$174,732,084	11,426,991	$125,195,206
Issued in reinvestment of distributions	2,020,376	19,076,378	1,800,254	19,754,459
Redeemed	(31,479,699)	(295,709,814)	(8,326,838)	(91,510,093)
	(10,835,332)	(101,901,352)	4,900,407	53,439,572
I Class
Sold	35,508,524	334,793,636	14,570,423	159,063,483
Issued in reinvestment of distributions	2,040,603	19,275,092	1,899,356	20,848,634
Redeemed	(37,464,788)	(356,109,498)	(22,875,783)	(250,953,580)
	84,339	(2,040,770)	(6,406,004)	(71,041,463)
Y Class
Sold	6,835,974	66,237,269	7,179,584	78,487,935
Issued in reinvestment of distributions	480,560	4,540,429	343,659	3,770,212
Redeemed	(8,475,057)	(80,193,190)	(4,258,146)	(47,086,529)
	(1,158,523)	(9,415,492)	3,265,097	35,171,618
A Class
Sold	956,176	9,053,633	1,238,479	13,584,288
Issued in reinvestment of distributions	202,730	1,914,145	188,492	2,069,402
Redeemed	(1,975,254)	(18,766,114)	(3,151,516)	(34,741,938)
	(816,348)	(7,798,336)	(1,724,545)	(19,088,248)
C Class
Sold	330,192	3,107,903	82,957	908,698
Issued in reinvestment of distributions	13,034	122,715	12,677	139,113
Redeemed	(291,397)	(2,772,836)	(300,522)	(3,277,754)
	51,829	457,782	(204,888)	(2,229,943)
R Class
Sold	127,162	1,206,392	112,147	1,228,216
Issued in reinvestment of distributions	12,090	113,971	10,988	120,635
Redeemed	(149,447)	(1,426,909)	(268,152)	(2,952,369)
	(10,195)	(106,546)	(145,017)	(1,603,518)
R5 Class
Sold	—	—	2,083	23,050
Issued in reinvestment of distributions	17	161	359	3,986
Redeemed	—	—	(59,266)	(666,793)
	17	161	(56,824)	(639,757)
R6 Class
Sold	6,276,644	60,051,602	3,343,389	36,649,917
Issued in reinvestment of distributions	425,051	4,011,953	321,582	3,531,647
Redeemed	(3,981,256)	(37,787,995)	(3,418,648)	(37,475,884)
	2,720,439	26,275,560	246,323	2,705,680
G Class			N/A
Sold	91,486,497	860,555,731
Issued in connection with reorganization (Note 10)	435,638,705	4,331,988,616
Issued in reinvestment of distributions	13,700,263	128,589,227
Redeemed	(55,250,707)	(527,078,586)
	485,574,758	4,794,054,988
Net increase (decrease)	475,610,984	$4,699,525,995	(125,451)	$(3,286,059)
(1)May 19, 2022 (commencement of sale) through March 31, 2023 for the G Class.
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6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$1,792,927,532	—
U.S. Treasury Securities	—	1,674,792,611	—
Corporate Bonds	—	1,391,544,298	—
Collateralized Loan Obligations	—	417,346,739	—
Asset-Backed Securities	—	335,050,873	—
Collateralized Mortgage Obligations	—	165,936,067	—
Municipal Securities	—	89,841,907	—
Commercial Mortgage-Backed Securities	—	67,559,424	—
U.S. Government Agency Securities	—	42,022,713	—
Sovereign Governments and Agencies	—	22,241,123	—
Bank Loan Obligations	—	8,341,850	—
Short-Term Investments	—	344,483,373	—
	—	$6,352,088,510	—
Other Financial Instruments
Futures Contracts	$6,678,611	$1,149,208	—
Swap Agreements	—	515,362	—
	$6,678,611	$1,664,570	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,650,754	—	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $248,731,545.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $218,725,426.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $533,943,709 futures contracts purchased and $103,311,676 futures contracts sold.

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Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $123,255,556.

Value of Derivative Instruments as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$2,805,248	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	54,069	Payable for variation margin on swap agreements*	—
		$2,859,317		—
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(5,883,901)	Change in net unrealized appreciation (depreciation) on swap agreements	$415,890
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(362,065)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(36,502,359)	Change in net unrealized appreciation (depreciation) on futures contracts	7,602,184
Other Contracts	Net realized gain (loss) on swap agreement transactions	6,943,274	Change in net unrealized appreciation (depreciation) on swap agreements	(8,111,429)
		$(35,805,051)		$(93,355)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$179,666,802	$36,117,546
Long-term capital gains	—	$15,866,572

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to merger adjustments, were made to capital paid in $137,252,975 and distributable earnings (loss) $(137,252,975).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,618,545,413
Gross tax appreciation of investments	$47,258,160
Gross tax depreciation of investments	(313,715,063)
Net tax appreciation (depreciation) of investments	(266,456,903)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	503,299
Net tax appreciation (depreciation)	$(265,953,604)
Other book-to-tax adjustments	$(159,872)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(399,229,177)
Accumulated long-term capital losses	$(236,645,802)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Due to a shift in ownership of the fund, future capital loss carryover utilization in any given year is subject to Internal Revenue Code limitations. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.
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10. Reorganization

On December 16, 2021, the Board of Trustees approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Diversified Bond Fund, one fund in a series issued by the trust, were transferred to Diversified Bond Fund in exchange for shares of Diversified Bond Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Diversified Bond Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on May 27, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On May 27, 2022, NT Diversified Bond Fund exchanged its shares for shares of Diversified Bond Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Diversified Bond Fund – G Class	427,890,190	Diversified Bond Fund – G Class	435,638,705

The net assets of NT Diversified Bond Fund and Diversified Bond Fund immediately before the reorganization were $4,331,988,616 and $1,779,254,262, respectively. NT Diversified Bond Fund's unrealized depreciation of $(309,319,355) was combined with that of Diversified Bond Fund. Immediately after the reorganization, the combined net assets were $6,111,242,878.

Assuming the reorganization had been completed on April 1, 2022, the beginning of the annual reporting period, the pro forma results of operations for the period ended March 31, 2023 are as follows:

Net investment income (loss)	$199,276,299
Net realized and unrealized gain (loss)	(519,902,939)
Net increase (decrease) in net assets resulting from operations	$(320,626,640)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Diversified Bond Fund that have been included in the fund’s Statement of Operations since May 27, 2022.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$10.28	0.28	(0.85)	(0.57)	(0.28)	—	—	(0.28)	$9.43	(5.56)%	0.60%	0.60%	3.03%	3.03%	170%	$590,248
2022	$10.96	0.15	(0.55)	(0.40)	(0.17)	(0.11)	—	(0.28)	$10.28	(3.81)%	0.59%	0.59%	1.41%	1.41%	238%	$755,003
2021	$11.10	0.17	0.17	0.34	(0.17)	(0.31)	—	(0.48)	$10.96	2.95%	0.60%	0.60%	1.42%	1.42%	238%	$750,959
2020	$10.61	0.26	0.50	0.76	(0.27)	—	—	(0.27)	$11.10	7.18%	0.60%	0.60%	2.40%	2.40%	82%	$1,302,958
2019	$10.54	0.29	0.03	0.32	(0.23)	—	(0.02)	(0.25)	$10.61	3.15%	0.60%	0.60%	2.80%	2.80%	184%	$1,646,934
I Class
2023	$10.28	0.30	(0.86)	(0.56)	(0.29)	—	—	(0.29)	$9.43	(5.37)%	0.40%	0.40%	3.23%	3.23%	170%	$689,974
2022	$10.96	0.18	(0.56)	(0.38)	(0.19)	(0.11)	—	(0.30)	$10.28	(3.62)%	0.39%	0.39%	1.61%	1.61%	238%	$751,444
2021	$11.10	0.18	0.18	0.36	(0.19)	(0.31)	—	(0.50)	$10.96	3.06%	0.40%	0.40%	1.62%	1.62%	238%	$871,066
2020	$10.62	0.28	0.49	0.77	(0.29)	—	—	(0.29)	$11.10	7.39%	0.40%	0.40%	2.60%	2.60%	82%	$648,832
2019	$10.54	0.31	0.04	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.43%	0.40%	0.40%	3.00%	3.00%	184%	$993,543
Y Class
2023	$10.29	0.30	(0.85)	(0.55)	(0.30)	—	—	(0.30)	$9.44	(5.33)%	0.37%	0.37%	3.26%	3.26%	170%	$119,167
2022	$10.96	0.18	(0.54)	(0.36)	(0.20)	(0.11)	—	(0.31)	$10.29	(3.50)%	0.36%	0.36%	1.64%	1.64%	238%	$141,842
2021	$11.11	0.18	0.17	0.35	(0.19)	(0.31)	—	(0.50)	$10.96	3.09%	0.37%	0.37%	1.65%	1.65%	238%	$115,357
2020	$10.62	0.29	0.49	0.78	(0.29)	—	—	(0.29)	$11.11	7.42%	0.37%	0.37%	2.63%	2.63%	82%	$72,594
2019	$10.54	0.31	0.04	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.46%	0.37%	0.37%	3.03%	3.03%	184%	$152,412

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$10.28	0.25	(0.85)	(0.60)	(0.25)	—	—	(0.25)	$9.43	(5.79)%	0.85%	0.85%	2.78%	2.78%	170%	$74,013
2022	$10.96	0.13	(0.56)	(0.43)	(0.14)	(0.11)	—	(0.25)	$10.28	(4.05)%	0.84%	0.84%	1.16%	1.16%	238%	$89,094
2021	$11.10	0.13	0.18	0.31	(0.14)	(0.31)	—	(0.45)	$10.96	2.69%	0.85%	0.85%	1.17%	1.17%	238%	$113,848
2020	$10.62	0.23	0.49	0.72	(0.24)	—	—	(0.24)	$11.10	6.81%	0.85%	0.85%	2.15%	2.15%	82%	$118,924
2019	$10.54	0.27	0.04	0.31	(0.21)	—	(0.02)	(0.23)	$10.62	3.02%	0.85%	0.85%	2.55%	2.55%	184%	$98,899
C Class
2023	$10.27	0.18	(0.85)	(0.67)	(0.18)	—	—	(0.18)	$9.42	(6.51)%	1.60%	1.60%	2.03%	2.03%	170%	$7,638
2022	$10.95	0.04	(0.55)	(0.51)	(0.06)	(0.11)	—	(0.17)	$10.27	(4.78)%	1.59%	1.59%	0.41%	0.41%	238%	$7,795
2021	$11.09	0.05	0.17	0.22	(0.05)	(0.31)	—	(0.36)	$10.95	1.93%	1.60%	1.60%	0.42%	0.42%	238%	$10,550
2020	$10.61	0.15	0.49	0.64	(0.16)	—	—	(0.16)	$11.09	6.02%	1.60%	1.60%	1.40%	1.40%	82%	$18,182
2019	$10.54	0.19	0.04	0.23	(0.14)	—	(0.02)	(0.16)	$10.61	2.24%	1.60%	1.60%	1.80%	1.80%	184%	$31,481
R Class
2023	$10.28	0.23	(0.85)	(0.62)	(0.23)	—	—	(0.23)	$9.43	(6.03)%	1.10%	1.10%	2.53%	2.53%	170%	$4,796
2022	$10.95	0.10	(0.54)	(0.44)	(0.12)	(0.11)	—	(0.23)	$10.28	(4.29)%	1.09%	1.09%	0.91%	0.91%	238%	$5,334
2021	$11.10	0.10	0.17	0.27	(0.11)	(0.31)	—	(0.42)	$10.95	2.44%	1.10%	1.10%	0.92%	0.92%	238%	$7,274
2020	$10.61	0.21	0.49	0.70	(0.21)	—	—	(0.21)	$11.10	6.65%	1.10%	1.10%	1.90%	1.90%	82%	$7,211
2019	$10.54	0.24	0.04	0.28	(0.19)	—	(0.02)	(0.21)	$10.61	2.69%	1.10%	1.10%	2.30%	2.30%	184%	$8,748

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$10.28	0.30	(0.86)	(0.56)	(0.29)	—	—	(0.29)	$9.43	(5.40)%	0.40%	0.40%	3.23%	3.23%	170%	$5
2022	$10.96	0.19	(0.57)	(0.38)	(0.19)	(0.11)	—	(0.30)	$10.28	(3.61)%	0.39%	0.39%	1.61%	1.61%	238%	$6
2021	$11.10	0.18	0.18	0.36	(0.19)	(0.31)	—	(0.50)	$10.96	3.15%	0.40%	0.40%	1.62%	1.62%	238%	$629
2020	$10.62	0.28	0.49	0.77	(0.29)	—	—	(0.29)	$11.10	7.29%	0.40%	0.40%	2.60%	2.60%	82%	$615
2019	$10.54	0.32	0.03	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.45%	0.40%	0.40%	3.00%	3.00%	184%	$419
R6 Class
2023	$10.29	0.30	(0.85)	(0.55)	(0.30)	—	—	(0.30)	$9.44	(5.31)%	0.35%	0.35%	3.28%	3.28%	170%	$138,248
2022	$10.97	0.18	(0.55)	(0.37)	(0.20)	(0.11)	—	(0.31)	$10.29	(3.57)%	0.34%	0.34%	1.66%	1.66%	238%	$122,753
2021	$11.11	0.19	0.17	0.36	(0.19)	(0.31)	—	(0.50)	$10.97	3.20%	0.35%	0.35%	1.67%	1.67%	238%	$128,121
2020	$10.63	0.29	0.48	0.77	(0.29)	—	—	(0.29)	$11.11	7.34%	0.35%	0.35%	2.65%	2.65%	82%	$143,473
2019	$10.54	0.32	0.05	0.37	(0.25)	—	(0.03)	(0.28)	$10.63	3.58%	0.35%	0.35%	3.05%	3.05%	184%	$301,853
G Class
2023(3)	$9.85	0.30	(0.41)	(0.11)	(0.30)	—	—	(0.30)	$9.44	(1.10)%	0.01%(4)	0.35%(4)	3.67%(4)	3.33%(4)	170%(5)	$4,581,460

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)May 19, 2022 (commencement of sale) through March 31, 2023.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2023.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Bond Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Diversified Bond Fund of the American Century Investment Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
45

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
46

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

47

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

48

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

49

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

50

Notes
51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92280 2305

Annual Report

March 31, 2023

High Income Fund
Investor Class (AHIVX)
I Class (AHIIX)
Y Class (NPHIX)
A Class (AHIAX)
R5 Class (AHIEX)
R6 Class (AHIDX)
G Class (ACHFX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Y Class	NPHIX	-3.57%	3.34%	4.37%	—	12/27/12
ICE BofA U.S. High Yield Constrained Index	—	-3.58%	3.03%	4.02%	—	—
Investor Class	AHIVX	-3.76%	3.11%	—	2.88%	10/2/17
I Class	AHIIX	-3.56%	3.23%	—	2.98%	10/2/17
A Class	AHIAX					10/2/17
No sales charge		-4.00%	2.87%	—	2.62%
With sales charge		-8.32%	1.93%	—	1.77%
R5 Class	AHIEX	-3.57%	3.34%	—	3.09%	10/2/17
R6 Class	AHIDX	-3.41%	3.39%	—	3.14%	10/2/17
G Class	ACHFX	—	—	—	4.39%	5/19/22
Average annual returns since inception are presented when ten years of performance history is not available. Y Class and G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

The fund acquired the net assets and assumed the historical performance of the Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III on October 2, 2017. Accordingly, the performance shown for periods prior to October 2, 2017 represents the performance of Class I shares of the Nomura High Yield Fund. In addition, the Nomura High Yield Fund acquired the net assets and assumed the historical performance of the High Yield Fund, a series of Nomura Partners Funds, Inc. on December 8, 2014. Accordingly, the performance shown for periods before December 8, 2014 represents the performance of Class I shares of the High Yield Fund. The Nomura High Yield Fund and the High Yield Fund returns in the performance tables and graphs have not been adjusted to reflect the fund’s expenses. If the Nomura High Yield Fund and the High Yield Fund performance information had been adjusted to reflect the fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Nomura High Yield Fund and the High Yield Fund for that period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Y Class — $15,332

ICE BofA U.S. High Yield Constrained Index — $14,832

Ending value of Y Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class	G Class
0.78%	0.68%	0.58%	1.03%	0.58%	0.53%	0.53%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen, David Crall, Amy Yu Chang and Derek Leung

Performance Summary

High Income returned -3.57%* for the 12-month period ended March 31, 2023. By comparison, the ICE BofA U.S. High Yield Constrained Index returned -3.58%. Fund returns reflect operating expenses, while index returns do not.

Inflation, Central Bank Policy Created Challenging Backdrop

2022 was a year to remember for investors, as neither equities nor fixed income provided any respite from the relentless bear market. The Federal Reserve (Fed) and other global central banks spent 2022 aggressively withdrawing the liquidity they had pumped into their economies during the pandemic. Russia’s invasion of Ukraine added to investors’ consternation, driving up commodity prices and further snarling supply chains. As the year progressed, the global economy softened, sapping demand for commodities and providing breathing room to normalize supply chains.

Early in 2023, evidence of disinflation was the key driver of the broad-based rally. However, February brought an array of better-than-expected economic data, and the market reset its expectations for near-term Fed policy and reconsidered a potential recession. Market sentiment shifted even more bearish in March as inflation data came in hotter than expected and central bankers reiterated a hawkish stance.

While the economy had remained resilient, the consequences of dramatic monetary tightening appeared in March when significant bank failures emerged in the U.S. and Europe. Fast action by the Fed and other central banks to furnish liquidity eased the emerging crisis of confidence. A relief rally ensued, helping high-yield bonds to strengthen into period-end.

Sector, Duration Positioning Contributed to Results

High yield slumped alongside other asset classes in 2022 but rallied to begin 2023. The fund performed in line with the index in a challenging market environment. Overweight positions versus the index to the energy and leisure sectors and an underweight to retail lifted the portfolio’s relative performance.

Despite falling oil and natural gas prices, the energy sector contributed throughout the period as bond issuers continued to generate cash flow. Underweighting or avoiding problem credits also helped, particularly among retailers. Examples included used car dealer Carvana, shopping network QVC, online shopping portal Rakuten Group and home furnishings company Bed Bath & Beyond.

Additionally, duration positioning added value. We shifted from underweight duration to moderately overweight in late 2022, which aided results as yields declined in the first quarter of 2023.

Health Care Exposure Detracted

Heath care was the most meaningful sector detractor for the period. Hospitals hit some bumps on the road to recovery from COVID-19-related volume declines and labor challenges. Additionally, pharmaceutical company Endo International struggled as it worked through a restructuring.

The portfolio’s modest tilt toward credit risk (via bonds with B and CCC credit ratings) also weighed on performance. Issuers with BB credit ratings outperformed the broader market, but our positive security selection within this category mitigated the impact.

*All fund returns referenced in this commentary are for Y Class shares. Performance for other share classes will vary due to differences in fee structure; when Y Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
Corporate Bonds	94.5%
Preferred Stocks	1.4%
Bank Loan Obligations	0.7%
Common Stocks	0.5%
Convertible Bonds	0.1%
Warrants	—*
Escrow Interests	—*
Rights	—*
Short-Term Investments	1.4%
Other Assets and Liabilities	1.4%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,084.70	$4.05	0.78%
I Class	$1,000	$1,085.20	$3.54	0.68%
Y Class	$1,000	$1,085.80	$3.02	0.58%
A Class	$1,000	$1,083.40	$5.35	1.03%
R5 Class	$1,000	$1,085.80	$3.02	0.58%
R6 Class	$1,000	$1,087.40	$2.76	0.53%
G Class	$1,000	$1,088.90	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
I Class	$1,000	$1,021.54	$3.43	0.68%
Y Class	$1,000	$1,022.04	$2.92	0.58%
A Class	$1,000	$1,019.80	$5.19	1.03%
R5 Class	$1,000	$1,022.04	$2.92	0.58%
R6 Class	$1,000	$1,022.29	$2.67	0.53%
G Class	$1,000	$1,024.93	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include trustees' fees and expenses, did not exceed 0.005%.

Schedule of Investments

MARCH 31, 2023

	Principal Amount/Shares	Value
CORPORATE BONDS — 94.5%
Aerospace and Defense — 2.4%
Bombardier, Inc., 7.50%, 3/15/25(1)	$214,000	$214,199
Bombardier, Inc., 7.125%, 6/15/26(1)	1,700,000	1,707,650
Bombardier, Inc., 7.875%, 4/15/27(1)	5,100,000	5,167,799
Bombardier, Inc., 6.00%, 2/15/28(1)	2,475,000	2,413,125
Bombardier, Inc., 7.50%, 2/1/29(1)	1,650,000	1,687,125
BWX Technologies, Inc., 4.125%, 4/15/29(1)	975,000	865,769
Howmet Aerospace, Inc., 5.125%, 10/1/24	1,072,000	1,077,532
Howmet Aerospace, Inc., 5.90%, 2/1/27	520,000	529,586
Howmet Aerospace, Inc., 5.95%, 2/1/37	3,075,000	3,101,752
Rolls-Royce PLC, 3.625%, 10/14/25(1)	250,000	238,125
Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)	1,500,000	1,501,470
Spirit AeroSystems, Inc., 4.60%, 6/15/28	2,025,000	1,718,557
Spirit AeroSystems, Inc., 9.375%, 11/30/29(1)	1,925,000	2,103,062
TransDigm UK Holdings PLC, 6.875%, 5/15/26	450,000	443,689
TransDigm, Inc., 6.25%, 3/15/26(1)	350,000	350,674
TransDigm, Inc., 6.375%, 6/15/26	2,100,000	2,054,965
TransDigm, Inc., 7.50%, 3/15/27	2,448,000	2,444,365
TransDigm, Inc., 5.50%, 11/15/27	9,675,000	9,133,228
TransDigm, Inc., 6.75%, 8/15/28(1)	2,925,000	2,957,906
TransDigm, Inc., 4.625%, 1/15/29	2,000,000	1,780,080
TransDigm, Inc., 4.875%, 5/1/29	2,800,000	2,481,322
Triumph Group, Inc., 7.75%, 8/15/25	1,050,000	964,792
Triumph Group, Inc., 9.00%, 3/15/28(1)	1,450,000	1,453,335
		46,390,107
Air Freight and Logistics — 0.1%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	825,000	738,598
Rand Parent LLC, 8.50%, 2/15/30(1)	1,525,000	1,435,139
Western Global Airlines LLC, 10.375%, 8/15/25(1)	1,450,000	593,239
		2,766,976
Automobile Components — 1.0%
Adient Global Holdings Ltd., 7.00%, 4/15/28(1)	1,125,000	1,157,490
Adient Global Holdings Ltd., 8.25%, 4/15/31(1)	1,475,000	1,520,128
Clarios Global LP, 6.75%, 5/15/25(1)	518,000	524,084
Clarios Global LP / Clarios US Finance Co., 8.50%, 5/15/27(1)	350,000	351,969
Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(1)	1,100,000	988,603
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(1)	3,175,000	2,145,923
Goodyear Tire & Rubber Co., 9.50%, 5/31/25	360,000	370,333
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	1,075,000	1,040,611
Goodyear Tire & Rubber Co., 5.00%, 7/15/29	3,500,000	3,131,380
Goodyear Tire & Rubber Co., 5.25%, 4/30/31	400,000	352,120
Goodyear Tire & Rubber Co., 5.25%, 7/15/31	3,675,000	3,178,360
Goodyear Tire & Rubber Co., 5.625%, 4/30/33	925,000	801,328
IHO Verwaltungs GmbH, 6.38% Cash or 7.13% PIK, 5/15/29(1)	900,000	794,050
Patrick Industries, Inc., 7.50%, 10/15/27(1)	1,743,000	1,715,208
Patrick Industries, Inc., 4.75%, 5/1/29(1)	1,850,000	1,607,252
Wheel Pros, Inc., 6.50%, 5/15/29(1)	1,600,000	728,000
		20,406,839

	Principal Amount/Shares	Value
Automobiles — 2.7%
Ford Motor Co., 3.25%, 2/12/32	$3,075,000	$2,421,152
Ford Motor Co., 6.10%, 8/19/32	1,475,000	1,431,430
Ford Motor Co., 4.75%, 1/15/43	3,534,000	2,714,889
Ford Motor Co., 5.29%, 12/8/46	8,275,000	6,798,285
Ford Motor Credit Co. LLC, 5.58%, 3/18/24	1,800,000	1,784,250
Ford Motor Credit Co. LLC, 4.69%, 6/9/25	1,400,000	1,347,409
Ford Motor Credit Co. LLC, 5.125%, 6/16/25	2,750,000	2,695,674
Ford Motor Credit Co. LLC, 4.13%, 8/4/25	1,200,000	1,143,248
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,500,000	1,407,923
Ford Motor Credit Co. LLC, 6.95%, 3/6/26	1,450,000	1,473,446
Ford Motor Credit Co. LLC, 4.54%, 8/1/26	1,200,000	1,139,364
Ford Motor Credit Co. LLC, 2.70%, 8/10/26	1,400,000	1,247,750
Ford Motor Credit Co. LLC, 4.27%, 1/9/27	800,000	746,000
Ford Motor Credit Co. LLC, 3.82%, 11/2/27	800,000	718,112
Ford Motor Credit Co. LLC, 7.35%, 11/4/27	1,200,000	1,239,012
Ford Motor Credit Co. LLC, 2.90%, 2/16/28	400,000	344,392
Ford Motor Credit Co. LLC, 5.11%, 5/3/29	9,750,000	9,166,999
Ford Motor Credit Co. LLC, 7.35%, 3/6/30	1,000,000	1,028,500
Ford Motor Credit Co. LLC, 4.00%, 11/13/30	2,400,000	2,042,657
Ford Motor Credit Co. LLC, 3.625%, 6/17/31	1,700,000	1,403,070
Jaguar Land Rover Automotive PLC, 7.75%, 10/15/25(1)	1,800,000	1,766,790
Jaguar Land Rover Automotive PLC, 5.875%, 1/15/28(1)	1,800,000	1,517,597
Jaguar Land Rover Automotive PLC, 5.50%, 7/15/29(1)	1,400,000	1,100,778
Mclaren Finance PLC, 7.50%, 8/1/26(1)	1,400,000	1,167,250
Nissan Motor Co. Ltd., 4.81%, 9/17/30(1)	550,000	498,396
PM General Purchaser LLC, 9.50%, 10/1/28(1)	1,275,000	1,169,267
Thor Industries, Inc., 4.00%, 10/15/29(1)	1,475,000	1,221,241
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	1,525,000	1,460,645
		52,195,526
Banks — 0.1%
UniCredit SpA, VRN, 5.46%, 6/30/35(1)	2,500,000	2,062,273
Beverages — 0.2%
Primo Water Holdings, Inc., 4.375%, 4/30/29(1)	2,550,000	2,228,154
Triton Water Holdings, Inc., 6.25%, 4/1/29(1)	1,500,000	1,192,515
		3,420,669
Biotechnology†
Grifols Escrow Issuer SA, 4.75%, 10/15/28(1)	1,125,000	923,636
Broadline Retail — 0.7%
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.25%, 12/1/27(1)	2,750,000	2,678,637
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 3.50%, 3/1/29(1)	1,100,000	952,083
Kohl's Corp., 3.625%, 5/1/31	300,000	202,758
Kohl's Corp., 5.55%, 7/17/45	325,000	189,785
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)	2,075,000	1,921,782
Macy's Retail Holdings LLC, 5.875%, 3/15/30(1)	175,000	155,525
Macy's Retail Holdings LLC, 6.125%, 3/15/32(1)	225,000	198,268
Macy's Retail Holdings LLC, 4.50%, 12/15/34	250,000	182,173
Macy's Retail Holdings LLC, 6.375%, 3/15/37	775,000	628,177
Macy's Retail Holdings LLC, 5.125%, 1/15/42	2,675,000	1,782,580
Match Group Holdings II LLC, 5.00%, 12/15/27(1)	1,375,000	1,303,727

	Principal Amount/Shares	Value
Match Group Holdings II LLC, 4.625%, 6/1/28(1)	$550,000	$511,500
Match Group Holdings II LLC, 4.125%, 8/1/30(1)	450,000	388,051
Millennium Escrow Corp., 6.625%, 8/1/26(1)	1,500,000	976,890
Nordstrom, Inc., 4.375%, 4/1/30	300,000	232,620
Nordstrom, Inc., 5.00%, 1/15/44	100,000	63,000
QVC, Inc., 4.85%, 4/1/24	500,000	400,635
QVC, Inc., 4.45%, 2/15/25	900,000	532,854
QVC, Inc., 4.75%, 2/15/27	1,050,000	442,391
QVC, Inc., 4.375%, 9/1/28	250,000	101,596
QVC, Inc., 5.45%, 8/15/34	150,000	56,204
		13,901,236
Building Products — 1.3%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27(1)	450,000	428,202
Advanced Drainage Systems, Inc., 6.375%, 6/15/30(1)	675,000	662,180
APi Group DE, Inc., 4.125%, 7/15/29(1)	2,175,000	1,870,153
APi Group DE, Inc., 4.75%, 10/15/29(1)	750,000	661,050
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	1,450,000	1,344,213
Builders FirstSource, Inc., 4.25%, 2/1/32(1)	4,350,000	3,794,458
Builders FirstSource, Inc., 6.375%, 6/15/32(1)	3,900,000	3,917,642
Cornerstone Building Brands, Inc., 6.125%, 1/15/29(1)	875,000	625,527
Griffon Corp., 5.75%, 3/1/28	2,950,000	2,739,149
Jeld-Wen, Inc., 6.25%, 5/15/25(1)	1,025,000	1,023,791
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	750,000	696,581
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 2/1/30(1)	775,000	655,987
Oscar AcquisitionCo. LLC / Oscar Finance, Inc., 9.50%, 4/15/30(1)	1,400,000	1,205,925
PGT Innovations, Inc., 4.375%, 10/1/29(1)	1,625,000	1,470,625
Standard Industries, Inc., 5.00%, 2/15/27(1)	1,000,000	951,110
Standard Industries, Inc., 4.75%, 1/15/28(1)	975,000	912,205
Standard Industries, Inc., 4.375%, 7/15/30(1)	2,975,000	2,591,612
Standard Industries, Inc., 3.375%, 1/15/31(1)	250,000	201,205
		25,751,615
Capital Markets — 2.1%
AG Issuer LLC, 6.25%, 3/1/28(1)	3,375,000	3,043,615
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/27(1)	350,000	352,625
Coinbase Global, Inc., 3.375%, 10/1/28(1)	1,350,000	835,022
Coinbase Global, Inc., 3.625%, 10/1/31(1)	2,825,000	1,585,065
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)	1,775,000	1,565,044
Compass Group Diversified Holdings LLC, 5.00%, 1/15/32(1)	1,025,000	832,279
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.75%, 9/15/24	5,454,000	5,326,971
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	875,000	860,350
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 5/15/26	4,100,000	4,038,500
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	5,567,000	5,230,308
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.375%, 2/1/29	1,525,000	1,313,589
Iliad Holding SASU, 6.50%, 10/15/26(1)	1,200,000	1,144,704
Iliad Holding SASU, 7.00%, 10/15/28(1)	600,000	569,814
Jane Street Group / JSG Finance, Inc., 4.50%, 11/15/29(1)	1,825,000	1,636,040
LCM Investments Holdings II LLC, 4.875%, 5/1/29(1)	3,250,000	2,722,671

	Principal Amount/Shares	Value
MSCI, Inc., 4.00%, 11/15/29(1)	$4,825,000	$4,407,637
MSCI, Inc., 3.625%, 11/1/31(1)	2,050,000	1,757,588
NFP Corp., 4.875%, 8/15/28(1)	775,000	700,034
NFP Corp., 6.875%, 8/15/28(1)	2,700,000	2,319,489
NFP Corp., 7.50%, 10/1/30(1)	525,000	507,825
		40,749,170
Chemicals — 2.4%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(1)	200,000	160,060
ASP Unifrax Holdings, Inc., 7.50%, 9/30/29(1)	375,000	255,203
Avient Corp., 5.75%, 5/15/25(1)	1,275,000	1,262,807
Avient Corp., 7.125%, 8/1/30(1)	1,525,000	1,574,181
Chemours Co., 5.375%, 5/15/27	650,000	602,807
Chemours Co., 5.75%, 11/15/28(1)	1,025,000	916,273
Chemours Co., 4.625%, 11/15/29(1)	875,000	722,668
Consolidated Energy Finance SA, 6.50%, 5/15/26(1)	400,000	376,965
Consolidated Energy Finance SA, 5.625%, 10/15/28(1)	625,000	538,300
Cornerstone Chemical Co., 8.25% Cash and 2.00% PIK, 9/1/27(1)	650,000	585,813
FXI Holdings, Inc., 7.875%, 11/1/24(1)	1,189,000	1,110,437
FXI Holdings, Inc., 12.25%, 11/15/26(1)	3,795,000	3,377,550
Herens Holdco Sarl, 4.75%, 5/15/28(1)	1,400,000	1,128,491
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.00%, 7/1/28(1)	525,000	465,893
INEOS Finance PLC, 6.75%, 5/15/28(1)	1,000,000	966,496
Innophos Holdings, Inc., 9.375%, 2/15/28(1)	1,375,000	1,407,038
Iris Holdings, Inc., 8.75% Cash or 9.50% PIK, 2/15/26(1)	1,600,000	1,479,005
LSB Industries, Inc., 6.25%, 10/15/28(1)	525,000	467,754
Methanex Corp., 5.125%, 10/15/27	750,000	707,654
Minerals Technologies, Inc., 5.00%, 7/1/28(1)	1,075,000	985,211
NOVA Chemicals Corp., 5.00%, 5/1/25(1)	100,000	95,498
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	1,150,000	1,049,829
NOVA Chemicals Corp., 4.25%, 5/15/29(1)	725,000	593,481
OCI NV, 4.625%, 10/15/25(1)	628,000	596,655
Olin Corp., 5.625%, 8/1/29	3,150,000	3,039,588
Olympus Water US Holding Corp., 6.25%, 10/1/29(1)	2,250,000	1,667,512
Polar US Borrower LLC / Schenectady International Group, Inc., 6.75%, 5/15/26(1)	1,725,000	891,443
SCIH Salt Holdings, Inc., 4.875%, 5/1/28(1)	2,400,000	2,142,528
SCIH Salt Holdings, Inc., 6.625%, 5/1/29(1)	2,025,000	1,678,259
SCIL IV LLC / SCIL USA Holdings LLC, 5.375%, 11/1/26(1)	1,850,000	1,692,078
Scotts Miracle-Gro Co., 4.00%, 4/1/31	2,650,000	2,116,379
SPCM SA, 3.125%, 3/15/27(1)	1,275,000	1,119,160
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	2,816,000	2,291,576
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 4/1/29(1)	3,250,000	2,001,302
Tronox, Inc., 4.625%, 3/15/29(1)	3,050,000	2,557,623
WR Grace Holdings LLC, 4.875%, 6/15/27(1)	1,375,000	1,327,095
WR Grace Holdings LLC, 5.625%, 8/15/29(1)	2,125,000	1,806,250
WR Grace Holdings LLC, 7.375%, 3/1/31(1)	800,000	803,788
		46,560,650
Commercial Services and Supplies — 1.8%
ADT Security Corp., 4.125%, 8/1/29(1)	2,225,000	1,986,981

	Principal Amount/Shares	Value
ADT Security Corp., 4.875%, 7/15/32(1)	$850,000	$750,843
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 7/15/26(1)	3,075,000	2,958,150
Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.75%, 7/15/27(1)	4,225,000	3,769,756
Allied Universal Holdco LLC / Allied Universal Finance Corp., 4.625%, 6/1/28(1)	2,200,000	1,863,829
Allied Universal Holdco LLC / Allied Universal Finance Corp., 4.625%, 6/1/28(1)	1,300,000	1,092,609
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.00%, 6/1/29(1)	3,272,000	2,446,164
APX Group, Inc., 5.75%, 7/15/29(1)	2,300,000	2,061,398
Clean Harbors, Inc., 6.375%, 2/1/31(1)	850,000	868,105
Covanta Holding Corp., 5.00%, 9/1/30	1,200,000	1,034,850
Garda World Security Corp., 4.625%, 2/15/27(1)	600,000	539,320
Garda World Security Corp., 7.75%, 2/15/28(1)	950,000	937,178
Garda World Security Corp., 6.00%, 6/1/29(1)	3,000,000	2,388,855
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	379,000	374,659
Madison IAQ LLC, 5.875%, 6/30/29(1)	1,125,000	870,176
Matthews International Corp., 5.25%, 12/1/25(1)	1,000,000	955,625
Metis Merger Sub LLC, 6.50%, 5/15/29(1)	3,900,000	3,251,898
Neptune Bidco US, Inc., 9.29%, 4/15/29(1)	4,025,000	3,735,602
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	425,000	420,792
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 1/15/28(1)	575,000	538,165
Sotheby's/Bidfair Holdings, Inc., 5.875%, 6/1/29(1)	600,000	498,324
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	1,100,000	1,042,096
		34,385,375
Communications Equipment — 0.6%
Ciena Corp., 4.00%, 1/31/30(1)	1,450,000	1,262,805
CommScope Technologies LLC, 6.00%, 6/15/25(1)	2,036,000	1,919,410
CommScope Technologies LLC, 5.00%, 3/15/27(1)	535,000	391,834
CommScope, Inc., 6.00%, 3/1/26(1)	1,975,000	1,908,255
CommScope, Inc., 8.25%, 3/1/27(1)	725,000	594,500
CommScope, Inc., 7.125%, 7/1/28(1)	2,225,000	1,643,763
CommScope, Inc., 4.75%, 9/1/29(1)	625,000	521,563
Nokia of America Corp., 6.45%, 3/15/29	3,231,000	3,073,489
		11,315,619
Construction and Engineering — 0.4%
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	675,000	617,828
Howard Midstream Energy Partners LLC, 6.75%, 1/15/27(1)	1,375,000	1,297,972
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/28(1)	1,575,000	1,394,220
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/28(1)	2,650,000	2,533,135
Weekley Homes LLC / Weekley Finance Corp., 4.875%, 9/15/28(1)	2,025,000	1,709,797
		7,552,952
Construction Materials — 0.5%
Cemex SAB de CV, 5.45%, 11/19/29(1)	2,800,000	2,638,573
Cemex SAB de CV, 5.20%, 9/17/30(1)	800,000	738,633
Cemex SAB de CV, 3.875%, 7/11/31(1)	1,600,000	1,334,286
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)	3,225,000	3,032,129
Summit Materials LLC / Summit Materials Finance Corp., 6.50%, 3/15/27(1)	875,000	868,625

	Principal Amount/Shares	Value
Summit Materials LLC / Summit Materials Finance Corp., 5.25%, 1/15/29(1)	$1,725,000	$1,632,652
		10,244,898
Consumer Finance — 2.2%
Acuris Finance US, Inc. / Acuris Finance Sarl, 5.00%, 5/1/28(1)	1,075,000	845,289
Ally Financial, Inc., 6.70%, 2/14/33	400,000	355,866
Curo Group Holdings Corp., 7.50%, 8/1/28(1)	650,000	260,170
FirstCash, Inc., 4.625%, 9/1/28(1)	1,625,000	1,443,304
FirstCash, Inc., 5.625%, 1/1/30(1)	975,000	900,773
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24(1)	5,004,489	4,521,105
Navient Corp., 6.125%, 3/25/24	2,160,000	2,133,194
Navient Corp., 5.875%, 10/25/24	3,230,000	3,141,620
Navient Corp., 6.75%, 6/25/25	4,175,000	4,061,766
Navient Corp., 6.75%, 6/15/26	2,575,000	2,513,792
Navient Corp., 5.00%, 3/15/27	300,000	264,627
Navient Corp., 5.50%, 3/15/29	4,250,000	3,596,711
OneMain Finance Corp., 8.25%, 10/1/23	75,000	75,304
OneMain Finance Corp., 6.125%, 3/15/24	392,000	382,235
OneMain Finance Corp., 6.875%, 3/15/25	1,267,000	1,228,990
OneMain Finance Corp., 7.125%, 3/15/26	3,900,000	3,752,970
OneMain Finance Corp., 6.625%, 1/15/28	1,765,000	1,619,917
OneMain Finance Corp., 3.875%, 9/15/28	400,000	317,550
OneMain Finance Corp., 5.375%, 11/15/29	750,000	631,725
OneMain Finance Corp., 4.00%, 9/15/30	825,000	619,493
PRA Group, Inc., 8.375%, 2/1/28(1)	1,500,000	1,501,088
PROG Holdings, Inc., 6.00%, 11/15/29(1)	900,000	766,293
SLM Corp., 3.125%, 11/2/26	3,600,000	3,064,302
Synchrony Financial, 7.25%, 2/2/33	1,125,000	993,877
VistaJet Malta Finance PLC / XO Management Holding, Inc., 7.875%, 5/1/27(1)	1,675,000	1,621,341
VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 2/1/30(1)	1,500,000	1,338,377
World Acceptance Corp., 7.00%, 11/1/26(1)	2,100,000	1,567,114
		43,518,793
Consumer Staples Distribution & Retail — 0.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.25%, 3/15/26(1)	775,000	730,027
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 7.50%, 3/15/26(1)	575,000	590,502
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/27(1)	2,325,000	2,250,832
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.875%, 2/15/28(1)	1,000,000	994,900
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.50%, 2/15/28(1)	2,225,000	2,232,910
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(1)	325,000	283,086
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)	750,000	700,852
Ingles Markets, Inc., 4.00%, 6/15/31(1)	2,150,000	1,870,500
Rite Aid Corp., 8.00%, 11/15/26(1)	987,000	472,462
SEG Holding LLC / SEG Finance Corp., 5.625%, 10/15/28(1)	2,450,000	2,328,706
United Natural Foods, Inc., 6.75%, 10/15/28(1)	625,000	581,444
		13,036,221

	Principal Amount/Shares	Value
Containers and Packaging — 1.9%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)	$3,377,586	$2,587,906
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 6.00%, 6/15/27(1)	1,400,000	1,389,360
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.125%, 8/15/26(1)	800,000	747,084
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)	2,750,000	2,170,877
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)	800,000	631,528
Ball Corp., 4.875%, 3/15/26	1,000,000	993,600
Ball Corp., 6.875%, 3/15/28	1,775,000	1,838,935
Ball Corp., 3.125%, 9/15/31	750,000	621,349
Berry Global, Inc., 4.875%, 7/15/26(1)	1,175,000	1,146,459
Berry Global, Inc., 5.625%, 7/15/27(1)	750,000	745,725
Clydesdale Acquisition Holdings, Inc., 6.625%, 4/15/29(1)	225,000	216,765
Crown Americas LLC, 5.25%, 4/1/30	1,475,000	1,422,077
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 2/1/26	700,000	682,406
Intelligent Packaging Holdco Issuer LP, 9.00% Cash or 9.75% PIK, 1/15/26(1)	925,000	652,190
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co.-Issuer LLC, 6.00%, 9/15/28(1)	1,650,000	1,423,125
LABL, Inc., 10.50%, 7/15/27(1)	900,000	833,454
LABL, Inc., 5.875%, 11/1/28(1)	600,000	534,264
LABL, Inc., 9.50%, 11/1/28(1)(2)	250,000	252,500
LABL, Inc., 8.25%, 11/1/29(1)	1,500,000	1,281,900
Mauser Packaging Solutions Holding Co., 9.25%, 4/15/27(1)	425,000	393,125
OI European Group BV, 4.75%, 2/15/30(1)	2,675,000	2,451,049
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	217,000	216,876
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25(1)	500,000	492,625
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	700,000	700,999
Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27(1)	4,131,000	4,140,088
Sealed Air Corp., 4.00%, 12/1/27(1)	1,614,000	1,507,637
Sealed Air Corp., 5.00%, 4/15/29(1)	1,800,000	1,693,697
Sealed Air Corp. / Sealed Air Corp. US, 6.125%, 2/1/28(1)	375,000	379,575
Trident TPI Holdings, Inc., 9.25%, 8/1/24(1)	1,000,000	991,835
Trident TPI Holdings, Inc., 6.625%, 11/1/25(1)	500,000	462,963
TriMas Corp., 4.125%, 4/15/29(1)	2,050,000	1,806,460
Trivium Packaging Finance BV, 5.50%, 8/15/26(1)	800,000	767,368
		36,175,801
Distributors — 0.4%
American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	600,000	546,945
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	2,400,000	2,195,160
Performance Food Group, Inc., 5.50%, 10/15/27(1)	650,000	636,038
Performance Food Group, Inc., 4.25%, 8/1/29(1)	1,975,000	1,775,638
Resideo Funding, Inc., 4.00%, 9/1/29(1)	425,000	353,772
Ritchie Bros Holdings, Inc., 6.75%, 3/15/28(1)	925,000	953,749
Ritchie Bros Holdings, Inc., 7.75%, 3/15/31(1)	600,000	629,562
		7,090,864
Diversified Consumer Services — 0.5%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	1,733,000	1,646,159
Carriage Services, Inc., 4.25%, 5/15/29(1)	1,825,000	1,505,205

	Principal Amount/Shares	Value
Graham Holdings Co., 5.75%, 6/1/26(1)	$675,000	$662,208
Service Corp. International, 5.125%, 6/1/29	500,000	483,594
Service Corp. International, 3.375%, 8/15/30	800,000	682,720
Service Corp. International, 4.00%, 5/15/31	4,200,000	3,692,220
Sotheby's, 7.375%, 10/15/27(1)	1,200,000	1,136,400
		9,808,506
Diversified REITs — 2.9%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 4.50%, 4/1/27(1)	400,000	321,560
Diversified Healthcare Trust, 9.75%, 6/15/25	2,038,000	1,973,915
Diversified Healthcare Trust, 4.375%, 3/1/31	275,000	197,296
HAT Holdings I LLC / HAT Holdings II LLC, 6.00%, 4/15/25(1)	900,000	865,580
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/26(1)	1,350,000	1,172,718
HAT Holdings I LLC / HAT Holdings II LLC, 3.75%, 9/15/30(1)	475,000	359,304
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32(1)	4,700,000	4,040,503
Iron Mountain, Inc., 4.875%, 9/15/27(1)	350,000	331,277
Iron Mountain, Inc., 5.25%, 3/15/28(1)	1,400,000	1,335,523
Iron Mountain, Inc., 5.00%, 7/15/28(1)	650,000	605,550
Iron Mountain, Inc., 4.875%, 9/15/29(1)	200,000	179,976
Iron Mountain, Inc., 5.25%, 7/15/30(1)	2,925,000	2,640,183
Iron Mountain, Inc., 4.50%, 2/15/31(1)	2,475,000	2,129,242
Iron Mountain, Inc., 5.625%, 7/15/32(1)	175,000	160,038
MPT Operating Partnership LP / MPT Finance Corp., 5.25%, 8/1/26	1,200,000	1,080,000
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	3,250,000	2,676,716
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/1/29	1,100,000	813,774
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 3/15/31	725,000	488,722
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer, 7.50%, 6/1/25(1)	2,275,000	2,285,380
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer, 5.875%, 10/1/28(1)	750,000	691,410
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer, 4.875%, 5/15/29(1)	1,750,000	1,507,564
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)	1,200,000	1,085,364
RLJ Lodging Trust LP, 3.75%, 7/1/26(1)	2,225,000	2,039,117
RLJ Lodging Trust LP, 4.00%, 9/15/29(1)	3,075,000	2,571,216
SBA Communications Corp., 3.875%, 2/15/27	200,000	188,987
SBA Communications Corp., 3.125%, 2/1/29	275,000	239,485
Service Properties Trust, 4.35%, 10/1/24	2,450,000	2,346,806
Service Properties Trust, 7.50%, 9/15/25	325,000	321,008
Service Properties Trust, 5.25%, 2/15/26	1,925,000	1,687,041
Service Properties Trust, 4.75%, 10/1/26	1,850,000	1,546,568
Service Properties Trust, 4.95%, 2/15/27	375,000	317,835
Service Properties Trust, 5.50%, 12/15/27	550,000	492,822
Service Properties Trust, 4.95%, 10/1/29	1,900,000	1,437,046
Service Properties Trust, 4.375%, 2/15/30	100,000	74,760
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.00%, 1/15/30(1)	800,000	469,000
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 10.50%, 2/15/28(1)	3,850,000	3,737,965

	Principal Amount/Shares	Value
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 4.75%, 4/15/28(1)	$1,775,000	$1,373,619
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.50%, 2/15/29(1)	1,175,000	718,225
VICI Properties LP / VICI Note Co., Inc., 3.50%, 2/15/25(1)	500,000	474,482
VICI Properties LP / VICI Note Co., Inc., 4.625%, 6/15/25(1)	455,000	440,485
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/1/26(1)	783,000	731,288
VICI Properties LP / VICI Note Co., Inc., 5.75%, 2/1/27(1)	1,350,000	1,326,540
VICI Properties LP / VICI Note Co., Inc., 3.75%, 2/15/27(1)	1,325,000	1,224,386
VICI Properties LP / VICI Note Co., Inc., 4.50%, 1/15/28(1)	1,100,000	1,020,083
VICI Properties LP / VICI Note Co., Inc., 4.625%, 12/1/29(1)	1,825,000	1,663,003
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	2,250,000	1,989,419
XHR LP, 6.375%, 8/15/25(1)	1,325,000	1,300,958
XHR LP, 4.875%, 6/1/29(1)	1,075,000	912,839
		57,586,578
Diversified Telecommunication Services — 2.6%
Altice France Holding SA, 10.50%, 5/15/27(1)	3,950,000	3,025,305
Altice France Holding SA, 6.00%, 2/15/28(1)	4,950,000	3,163,545
Altice France SA, 8.125%, 2/1/27(1)	3,925,000	3,636,905
Altice France SA, 5.50%, 1/15/28(1)	1,250,000	1,028,063
Altice France SA, 5.125%, 1/15/29(1)	1,950,000	1,488,269
Altice France SA, 5.125%, 7/15/29(1)	4,525,000	3,409,361
Altice France SA, 5.50%, 10/15/29(1)	3,100,000	2,373,223
Cablevision Lightpath LLC, 5.625%, 9/15/28(1)	800,000	552,928
Cogent Communications Group, Inc., 7.00%, 6/15/27(1)	2,100,000	2,084,040
Connect Finco Sarl / Connect US Finco LLC, 6.75%, 10/1/26(1)	1,550,000	1,458,395
Embarq Corp., 8.00%, 6/1/36	1,765,000	743,833
Frontier Communications Holdings LLC, 5.875%, 10/15/27(1)	425,000	386,750
Frontier Communications Holdings LLC, 5.00%, 5/1/28(1)	1,150,000	999,212
Frontier Communications Holdings LLC, 6.75%, 5/1/29(1)	2,550,000	2,023,348
Frontier Communications Holdings LLC, 5.875%, 11/1/29	685,398	523,346
Frontier Communications Holdings LLC, 6.00%, 1/15/30(1)	875,000	666,453
Frontier Communications Holdings LLC, 8.625%, 3/15/31(1)	775,000	759,721
Hughes Satellite Systems Corp., 6.625%, 8/1/26	1,225,000	1,161,052
Level 3 Financing, Inc., 4.625%, 9/15/27(1)	1,025,000	617,204
Level 3 Financing, Inc., 4.25%, 7/1/28(1)	3,900,000	2,204,377
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	2,300,000	1,229,281
Level 3 Financing, Inc., 10.50%, 5/15/30(1)	1,556,250	1,488,164
Lumen Technologies, Inc., 4.00%, 2/15/27(1)	500,000	330,458
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 4/30/27(1)	325,000	277,973
Sprint Capital Corp., 6.875%, 11/15/28	2,275,000	2,446,762
Sprint Capital Corp., 8.75%, 3/15/32	3,550,000	4,325,888
Telecom Italia Capital SA, 6.375%, 11/15/33	1,825,000	1,654,289
Telecom Italia Capital SA, 6.00%, 9/30/34	2,777,000	2,384,749
Telecom Italia Capital SA, 7.20%, 7/18/36	325,000	294,377
Telecom Italia SpA, 5.30%, 5/30/24(1)	375,000	367,854
Telesat Canada / Telesat LLC, 5.625%, 12/6/26(1)	2,350,000	1,214,833
Telesat Canada / Telesat LLC, 4.875%, 6/1/27(1)	500,000	259,510
Telesat Canada / Telesat LLC, 6.50%, 10/15/27(1)	800,000	256,000
Zayo Group Holdings, Inc., 4.00%, 3/1/27(1)	2,025,000	1,540,823
		50,376,291

	Principal Amount/Shares	Value
Electric Utilities — 0.7%
Drax Finco PLC, 6.625%, 11/1/25(1)	$1,350,000	$1,330,209
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29(1)	500,000	436,101
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	57,000	54,891
NextEra Energy Operating Partners LP, 3.875%, 10/15/26(1)	1,975,000	1,841,396
NRG Energy, Inc., 6.625%, 1/15/27	196,000	195,820
NRG Energy, Inc., 3.375%, 2/15/29(1)	675,000	559,661
NRG Energy, Inc., 3.625%, 2/15/31(1)	610,000	489,805
NRG Energy, Inc., 3.875%, 2/15/32(1)	1,100,000	881,199
Pacific Gas & Electric Co., 4.55%, 7/1/30	125,000	117,202
PG&E Corp., 5.00%, 7/1/28	2,650,000	2,505,045
Talen Energy Supply LLC, 6.50%, 6/1/25(3)(4)	175,000	71,750
Talen Energy Supply LLC, 7.25%, 5/15/27(1)(3)(4)	75,000	77,076
Talen Energy Supply LLC, 6.625%, 1/15/28(1)(3)(4)	1,192,000	1,212,023
Vistra Operations Co. LLC, 5.50%, 9/1/26(1)	1,605,000	1,560,548
Vistra Operations Co. LLC, 5.625%, 2/15/27(1)	600,000	583,095
Vistra Operations Co. LLC, 5.00%, 7/31/27(1)	1,450,000	1,373,012
		13,288,833
Electrical Equipment — 0.1%
Regal Rexnord Corp., 6.05%, 2/15/26(1)	650,000	653,524
Regal Rexnord Corp., 6.40%, 4/15/33(1)	575,000	576,040
WESCO Distribution, Inc., 7.25%, 6/15/28(1)	650,000	668,057
		1,897,621
Electronic Equipment, Instruments and Components — 0.9%
Coherent Corp., 5.00%, 12/15/29(1)	1,150,000	1,045,063
Imola Merger Corp., 4.75%, 5/15/29(1)	8,375,000	7,501,655
Likewize Corp., 9.75%, 10/15/25(1)	975,000	887,006
Sensata Technologies BV, 5.00%, 10/1/25(1)	250,000	248,425
Sensata Technologies BV, 4.00%, 4/15/29(1)	4,225,000	3,820,984
Sensata Technologies BV, 5.875%, 9/1/30(1)	1,200,000	1,190,580
Sensata Technologies, Inc., 3.75%, 2/15/31(1)	375,000	328,463
TTM Technologies, Inc., 4.00%, 3/1/29(1)	2,425,000	2,113,157
		17,135,333
Energy Equipment and Services — 2.5%
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	875,000	859,447
Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	2,700,000	2,594,592
Bristow Group, Inc., 6.875%, 3/1/28(1)	2,075,000	1,933,052
Enerflex Ltd., 9.00%, 10/15/27(1)	1,600,000	1,557,544
Ensign Drilling, Inc., 9.25%, 4/15/24(1)	1,125,000	1,082,319
Global Marine, Inc., 7.00%, 6/1/28	1,050,000	813,750
Nabors Industries Ltd., 7.25%, 1/15/26(1)	550,000	525,104
Nabors Industries Ltd., 7.50%, 1/15/28(1)	1,700,000	1,570,463
Nabors Industries, Inc., 5.75%, 2/1/25	3,348,000	3,247,309
Nine Energy Service, Inc., 13.00%, 2/1/28	1,975,000	1,873,643
Noble Finance Co., 11.00% Cash or 6.50% Cash and 6.50% PIK or 15.00% PIK, 2/15/28(1)	25,850	28,435
Precision Drilling Corp., 7.125%, 1/15/26(1)	1,375,000	1,344,145
Precision Drilling Corp., 6.875%, 1/15/29(1)	2,100,000	1,907,640
Shelf Drilling Holdings Ltd., 8.875%, 11/15/24(1)	1,075,000	1,067,988
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	4,650,000	4,143,522

	Principal Amount/Shares	Value
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(1)	$1,000,000	$999,351
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	670,313	657,711
Transocean Titan Financing Ltd., 8.375%, 2/1/28(1)	1,325,000	1,364,776
Transocean, Inc., 7.25%, 11/1/25(1)	2,475,000	2,341,783
Transocean, Inc., 7.50%, 1/15/26(1)	2,225,000	2,022,480
Transocean, Inc., 11.50%, 1/30/27(1)	2,673,000	2,763,227
Transocean, Inc., 8.00%, 2/1/27(1)	1,400,000	1,260,063
Transocean, Inc., 8.75%, 2/15/30(1)	1,600,000	1,633,440
Transocean, Inc., 7.50%, 4/15/31	1,900,000	1,445,957
Transocean, Inc., 6.80%, 3/15/38	950,000	658,887
Transocean, Inc., 9.35%, 12/15/41	400,000	311,788
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	1,500,000	1,459,398
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27	825,000	789,158
Vantage Drilling International, 9.50%, 2/15/28(1)	1,250,000	1,231,163
Weatherford International Ltd., 11.00%, 12/1/24(1)	129,000	132,491
Weatherford International Ltd., 8.625%, 4/30/30(1)	6,100,000	6,246,156
		49,866,782
Entertainment — 1.3%
Allen Media LLC / Allen Media Co.-Issuer, Inc., 10.50%, 2/15/28(1)	2,250,000	1,234,620
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	375,000	150,938
AMC Entertainment Holdings, Inc., 10.00% Cash or 12.00% PIK or 5.00% Cash plus 6.00% PIK, 6/15/26(1)	9,445,980	5,998,197
Cinemark USA, Inc., 5.875%, 3/15/26(1)	4,150,000	3,918,969
Cinemark USA, Inc., 5.25%, 7/15/28(1)	5,325,000	4,612,249
Live Nation Entertainment, Inc., 4.875%, 11/1/24(1)	1,125,000	1,104,019
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	3,025,000	2,930,333
Live Nation Entertainment, Inc., 6.50%, 5/15/27(1)	1,500,000	1,517,638
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	500,000	463,070
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	1,025,000	919,937
Netflix, Inc., 5.875%, 11/15/28	625,000	658,344
Odeon Finco PLC, 12.75%, 11/1/27(1)	275,000	253,250
Playtika Holding Corp., 4.25%, 3/15/29(1)	1,875,000	1,563,234
WMG Acquisition Corp., 3.00%, 2/15/31(1)	375,000	313,864
		25,638,662
Financial Services — 0.6%
Burford Capital Global Finance LLC, 6.25%, 4/15/28(1)	600,000	517,830
Jefferies Finance LLC / JFIN Co.-Issuer Corp., 5.00%, 8/15/28(1)	400,000	339,120
Jefferson Capital Holdings LLC, 6.00%, 8/15/26(1)	2,004,000	1,702,711
Kinetik Holdings LP, 5.875%, 6/15/30(1)	1,675,000	1,614,700
Midcap Financial Issuer Trust, 6.50%, 5/1/28(1)	1,200,000	1,021,908
Midcap Financial Issuer Trust, 5.625%, 1/15/30(1)	1,000,000	791,255
MPH Acquisition Holdings LLC, 5.50%, 9/1/28(1)	600,000	477,570
MPH Acquisition Holdings LLC, 5.75%, 11/1/28(1)	1,975,000	1,422,817
Paysafe Finance PLC / Paysafe Holdings US Corp., 4.00%, 6/15/29(1)	1,475,000	1,148,605
Sabre Global, Inc., 9.25%, 4/15/25(1)	850,000	801,516
Sabre Global, Inc., 7.375%, 9/1/25(1)	250,000	223,625
Verscend Escrow Corp., 9.75%, 8/15/26(1)	1,350,000	1,351,289
		11,412,946

	Principal Amount/Shares	Value
Food Products — 1.3%
C&S Group Enterprises LLC, 5.00%, 12/15/28(1)	$1,175,000	$907,007
Darling Ingredients, Inc., 5.25%, 4/15/27(1)	1,100,000	1,073,506
Darling Ingredients, Inc., 6.00%, 6/15/30(1)	1,800,000	1,795,500
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.875%, 9/1/25(1)	2,300,000	2,171,456
HLF Financing Sarl LLC / Herbalife International, Inc., 4.875%, 6/1/29(1)	425,000	323,463
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30(1)	1,500,000	1,433,280
Lamb Weston Holdings, Inc., 4.125%, 1/31/30(1)	1,450,000	1,328,120
Lamb Weston Holdings, Inc., 4.375%, 1/31/32(1)	1,450,000	1,316,321
Post Holdings, Inc., 5.75%, 3/1/27(1)	1,107,000	1,081,604
Post Holdings, Inc., 5.625%, 1/15/28(1)	1,100,000	1,079,023
Post Holdings, Inc., 5.50%, 12/15/29(1)	4,675,000	4,410,718
Post Holdings, Inc., 4.50%, 9/15/31(1)	825,000	726,825
Sigma Holdco BV, 7.875%, 5/15/26(1)	2,400,000	1,905,408
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, Inc., 4.625%, 3/1/29(1)	2,025,000	1,648,168
US Foods, Inc., 6.25%, 4/15/25(1)	575,000	580,773
US Foods, Inc., 4.75%, 2/15/29(1)	3,925,000	3,630,488
		25,411,660
Gas Utilities — 0.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 5/20/25	625,000	600,229
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	1,645,000	1,550,314
		2,150,543
Ground Transportation — 1.4%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	750,000	726,075
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 4.75%, 4/1/28(1)	2,625,000	2,391,795
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.375%, 3/1/29(1)	1,250,000	1,162,150
Hertz Corp., 4.625%, 12/1/26(1)	400,000	362,732
Hertz Corp., 5.00%, 12/1/29(1)	3,600,000	2,985,624
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	1,750,000	1,584,966
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(1)	1,625,000	1,081,104
Uber Technologies, Inc., 7.50%, 5/15/25(1)	800,000	811,042
Uber Technologies, Inc., 8.00%, 11/1/26(1)	2,728,000	2,799,474
Uber Technologies, Inc., 7.50%, 9/15/27(1)	2,525,000	2,606,255
Uber Technologies, Inc., 6.25%, 1/15/28(1)	2,300,000	2,296,573
Uber Technologies, Inc., 4.50%, 8/15/29(1)	650,000	593,531
United Rentals North America, Inc., 4.875%, 1/15/28	500,000	478,650
United Rentals North America, Inc., 6.00%, 12/15/29(1)	900,000	913,257
United Rentals North America, Inc., 5.25%, 1/15/30	2,300,000	2,215,981
United Rentals North America, Inc., 4.00%, 7/15/30	2,700,000	2,429,190
United Rentals North America, Inc., 3.875%, 2/15/31	500,000	441,800
United Rentals North America, Inc., 3.75%, 1/15/32	1,625,000	1,401,262
		27,281,461
Health Care Equipment and Supplies — 0.7%
Avantor Funding, Inc., 4.625%, 7/15/28(1)	3,075,000	2,916,361
Avantor Funding, Inc., 3.875%, 11/1/29(1)	2,975,000	2,665,362
Medline Borrower LP, 3.875%, 4/1/29(1)	3,525,000	3,062,026

	Principal Amount/Shares	Value
Medline Borrower LP, 5.25%, 10/1/29(1)	$6,525,000	$5,667,403
		14,311,152
Health Care Providers and Services — 4.2%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	1,800,000	1,745,370
Acadia Healthcare Co., Inc., 5.00%, 4/15/29(1)	1,100,000	1,034,990
AHP Health Partners, Inc., 5.75%, 7/15/29(1)	1,100,000	926,854
Air Methods Corp., 8.00%, 5/15/25(1)	2,700,000	176,162
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	275,000	268,813
Centene Corp., 4.25%, 12/15/27	3,575,000	3,447,944
Centene Corp., 4.625%, 12/15/29	2,853,000	2,685,072
Centene Corp., 3.00%, 10/15/30	300,000	252,894
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	3,350,000	3,241,125
CHS / Community Health Systems, Inc., 5.625%, 3/15/27(1)	1,650,000	1,450,251
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)	3,542,000	3,435,032
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(1)	793,000	492,588
CHS / Community Health Systems, Inc., 6.00%, 1/15/29(1)	1,925,000	1,630,263
CHS / Community Health Systems, Inc., 6.875%, 4/15/29(1)	2,600,000	1,612,780
CHS / Community Health Systems, Inc., 6.125%, 4/1/30(1)	2,850,000	1,720,060
CHS / Community Health Systems, Inc., 5.25%, 5/15/30(1)	3,850,000	3,023,597
CHS / Community Health Systems, Inc., 4.75%, 2/15/31(1)	2,628,000	1,942,880
DaVita, Inc., 4.625%, 6/1/30(1)	7,050,000	6,024,225
DaVita, Inc., 3.75%, 2/15/31(1)	250,000	197,430
Encompass Health Corp., 4.75%, 2/1/30	1,790,000	1,629,437
Envision Healthcare Corp., 8.75%, 10/15/26(1)(3)	1,925,000	370,832
HCA, Inc., 5.375%, 2/1/25	1,250,000	1,251,329
HCA, Inc., 7.69%, 6/15/25	1,020,000	1,055,682
HCA, Inc., 7.58%, 9/15/25	1,250,000	1,285,339
HCA, Inc., 5.875%, 2/15/26	575,000	583,828
HCA, Inc., 5.375%, 9/1/26	1,025,000	1,029,355
HealthEquity, Inc., 4.50%, 10/1/29(1)	1,025,000	911,962
IQVIA, Inc., 5.00%, 5/15/27(1)	925,000	909,867
Legacy LifePoint Health LLC, 6.75%, 4/15/25(1)	1,175,000	1,116,250
Legacy LifePoint Health LLC, 4.375%, 2/15/27(1)	175,000	143,296
LifePoint Health, Inc., 5.375%, 1/15/29(1)	1,375,000	842,187
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)	1,000,000	850,105
Molina Healthcare, Inc., 4.375%, 6/15/28(1)	2,128,000	1,981,594
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	1,250,000	1,091,772
Molina Healthcare, Inc., 3.875%, 5/15/32(1)	3,675,000	3,091,782
Owens & Minor, Inc., 4.50%, 3/31/29(1)	2,450,000	1,914,309
Owens & Minor, Inc., 6.625%, 4/1/30(1)	1,100,000	945,615
Pediatrix Medical Group, Inc., 5.375%, 2/15/30(1)	325,000	294,561
Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)	2,025,000	1,793,602
RP Escrow Issuer LLC, 5.25%, 12/15/25(1)	1,150,000	872,482
Select Medical Corp., 6.25%, 8/15/26(1)	1,400,000	1,359,407
Tenet Healthcare Corp., 4.625%, 7/15/24	175,000	172,807
Tenet Healthcare Corp., 4.625%, 9/1/24	1,875,000	1,843,862
Tenet Healthcare Corp., 4.875%, 1/1/26	3,350,000	3,287,874
Tenet Healthcare Corp., 5.125%, 11/1/27	3,525,000	3,387,528
Tenet Healthcare Corp., 4.625%, 6/15/28	504,000	465,487
Tenet Healthcare Corp., 6.125%, 10/1/28	5,875,000	5,636,152
Tenet Healthcare Corp., 4.25%, 6/1/29	2,350,000	2,128,183

	Principal Amount/Shares	Value
Tenet Healthcare Corp., 4.375%, 1/15/30	$1,150,000	$1,033,160
Tenet Healthcare Corp., 6.125%, 6/15/30(1)	2,750,000	2,715,350
Tenet Healthcare Corp., 6.875%, 11/15/31	350,000	334,616
		81,637,942
Health Care Technology — 0.2%
AthenaHealth Group, Inc., 6.50%, 2/15/30(1)	5,157,000	4,186,244
Hotels, Restaurants and Leisure — 12.2%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	1,025,000	947,264
1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30(1)	7,425,000	6,373,620
Affinity Interactive, 6.875%, 12/15/27(1)	1,850,000	1,651,901
Aramark Services, Inc., 5.00%, 4/1/25(1)	820,000	807,777
Aramark Services, Inc., 6.375%, 5/1/25(1)	2,575,000	2,596,269
Aramark Services, Inc., 5.00%, 2/1/28(1)	1,350,000	1,278,990
Boyd Gaming Corp., 4.75%, 12/1/27	800,000	768,000
Boyd Gaming Corp., 4.75%, 6/15/31(1)	2,650,000	2,409,115
Boyne USA, Inc., 4.75%, 5/15/29(1)	1,900,000	1,698,476
Caesars Entertainment, Inc., 6.25%, 7/1/25(1)	2,400,000	2,402,356
Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	1,350,000	1,378,215
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	8,275,000	7,245,052
Caesars Entertainment, Inc., 7.00%, 2/15/30(1)	1,925,000	1,960,449
Caesars Resort Collection LLC / CRC Finco, Inc., 5.75%, 7/1/25(1)	1,775,000	1,777,004
Carnival Corp., 10.50%, 2/1/26(1)	500,000	521,418
Carnival Corp., 7.625%, 3/1/26(1)	8,675,000	7,924,439
Carnival Corp., 5.75%, 3/1/27(1)	24,025,000	19,734,495
Carnival Corp., 9.875%, 8/1/27(1)	175,000	180,429
Carnival Corp., 6.65%, 1/15/28	1,375,000	1,046,698
Carnival Corp., 6.00%, 5/1/29(1)	10,525,000	8,379,479
Carnival Corp., 10.50%, 6/1/30(1)	8,725,000	8,383,852
Carnival PLC, 7.875%, 6/1/27	2,825,000	2,777,867
Carrols Restaurant Group, Inc., 5.875%, 7/1/29(1)	1,525,000	1,229,432
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)	3,275,000	3,166,090
CEC Entertainment LLC, 6.75%, 5/1/26(1)	275,000	261,498
Cedar Fair LP, 5.25%, 7/15/29	725,000	676,711
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25(1)	900,000	900,275
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 4/15/27	225,000	215,286
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/1/28	2,000,000	1,942,720
Churchill Downs, Inc., 5.50%, 4/1/27(1)	2,625,000	2,572,500
Churchill Downs, Inc., 4.75%, 1/15/28(1)	675,000	632,745
Empire Resorts, Inc., 7.75%, 11/1/26(1)	1,400,000	1,159,937
Everi Holdings, Inc., 5.00%, 7/15/29(1)	925,000	824,329
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	1,200,000	1,054,620
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30(1)	3,275,000	2,697,388
Full House Resorts, Inc., 8.25%, 2/15/28(1)	2,300,000	2,095,070
Golden Entertainment, Inc., 7.625%, 4/15/26(1)	3,200,000	3,230,080
GPS Hospitality Holding Co. LLC / GPS Finco, Inc., 7.00%, 8/15/28(1)	2,850,000	1,755,600
Hilton Domestic Operating Co., Inc., 5.375%, 5/1/25(1)	1,525,000	1,525,953
Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28(1)	2,200,000	2,201,980

	Principal Amount/Shares	Value
Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29(1)	$600,000	$537,594
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/30	1,250,000	1,198,519
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(1)	4,575,000	4,010,445
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/32(1)	4,825,000	4,075,436
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29(1)	3,100,000	2,756,722
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 4.875%, 7/1/31(1)	2,950,000	2,521,984
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.875%, 4/1/27	600,000	592,434
International Game Technology PLC, 4.125%, 4/15/26(1)	3,150,000	3,043,372
International Game Technology PLC, 5.25%, 1/15/29(1)	225,000	215,663
IRB Holding Corp., 7.00%, 6/15/25(1)	1,400,000	1,405,628
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)	3,075,000	2,689,427
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 4.75%, 6/1/27(1)	775,000	753,544
Life Time, Inc., 5.75%, 1/15/26(1)	5,475,000	5,324,437
Life Time, Inc., 8.00%, 4/15/26(1)	7,600,000	7,256,556
Lindblad Expeditions LLC, 6.75%, 2/15/27(1)	500,000	484,660
Merlin Entertainments Ltd., 5.75%, 6/15/26(1)	625,000	593,532
MGM China Holdings Ltd., 5.375%, 5/15/24(1)	1,000,000	977,744
MGM China Holdings Ltd., 5.875%, 5/15/26(1)	900,000	848,151
MGM China Holdings Ltd., 4.75%, 2/1/27(1)	1,575,000	1,412,594
MGM Resorts International, 6.75%, 5/1/25	1,350,000	1,361,868
MGM Resorts International, 5.75%, 6/15/25	825,000	823,785
MGM Resorts International, 5.50%, 4/15/27	1,064,000	1,033,483
MGM Resorts International, 4.75%, 10/15/28	850,000	792,352
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.875%, 5/1/29(1)	1,450,000	1,262,194
Mohegan Tribal Gaming Authority, 7.875%, 10/15/24(1)	1,185,000	1,179,259
Mohegan Tribal Gaming Authority, 8.00%, 2/1/26(1)	2,025,000	1,854,849
Motion Bondco DAC, 6.625%, 11/15/27(1)	2,075,000	1,916,952
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	507,000	505,687
NCL Corp. Ltd., 3.625%, 12/15/24(1)	750,000	698,336
NCL Corp. Ltd., 5.875%, 3/15/26(1)	7,000,000	5,965,050
NCL Corp. Ltd., 8.375%, 2/1/28(1)	800,000	803,462
NCL Corp. Ltd., 7.75%, 2/15/29(1)	900,000	772,596
NCL Finance Ltd., 6.125%, 3/15/28(1)	1,500,000	1,217,055
Penn Entertainment, Inc., 4.125%, 7/1/29(1)	2,675,000	2,233,237
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 9/1/29(1)	2,385,000	1,763,409
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.875%, 9/1/31(1)	1,975,000	1,421,506
Royal Caribbean Cruises Ltd., 4.25%, 7/1/26(1)	1,150,000	1,033,407
Royal Caribbean Cruises Ltd., 5.50%, 8/31/26(1)	1,750,000	1,639,234
Royal Caribbean Cruises Ltd., 5.375%, 7/15/27(1)	5,575,000	4,972,203
Royal Caribbean Cruises Ltd., 11.625%, 8/15/27(1)	600,000	645,000
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	1,400,000	1,310,659
Royal Caribbean Cruises Ltd., 3.70%, 3/15/28	1,970,000	1,613,686
Royal Caribbean Cruises Ltd., 5.50%, 4/1/28(1)	3,975,000	3,513,900
Royal Caribbean Cruises Ltd., 8.25%, 1/15/29(1)	725,000	758,230
Royal Caribbean Cruises Ltd., 9.25%, 1/15/29(1)	3,100,000	3,296,741
Royal Caribbean Cruises Ltd., 7.25%, 1/15/30(1)	1,025,000	1,032,329

	Principal Amount/Shares	Value
Scientific Games Holdings LP / Scientific Games US FinCo, Inc., 6.625%, 3/1/30(1)	$650,000	$575,012
Scientific Games International, Inc., 8.625%, 7/1/25(1)	225,000	230,560
Scientific Games International, Inc., 7.00%, 5/15/28(1)	3,825,000	3,790,479
Scientific Games International, Inc., 7.25%, 11/15/29(1)	825,000	827,343
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)	3,775,000	3,411,581
Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.50%, 11/28/25(1)	2,975,000	2,672,223
Station Casinos LLC, 4.50%, 2/15/28(1)	400,000	361,470
Station Casinos LLC, 4.625%, 12/1/31(1)	725,000	612,962
Studio City Finance Ltd., 6.00%, 7/15/25(1)	1,400,000	1,284,472
Studio City Finance Ltd., 5.00%, 1/15/29(1)	875,000	672,687
TKC Holdings, Inc., 10.50%, 5/15/29(1)	1,550,000	969,325
Travel & Leisure Co., 6.625%, 7/31/26(1)	2,450,000	2,462,029
Travel & Leisure Co., 4.625%, 3/1/30(1)	600,000	515,222
Viking Cruises Ltd., 6.25%, 5/15/25(1)	1,800,000	1,692,798
Viking Cruises Ltd., 13.00%, 5/15/25(1)	700,000	740,012
Viking Cruises Ltd., 5.875%, 9/15/27(1)	3,050,000	2,629,405
Viking Cruises Ltd., 7.00%, 2/15/29(1)	2,350,000	2,018,063
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	975,000	837,891
VOC Escrow Ltd., 5.00%, 2/15/28(1)	1,600,000	1,421,832
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	1,075,000	1,056,112
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	1,225,000	1,159,071
Wynn Macau Ltd., 5.50%, 1/15/26(1)	2,030,000	1,885,251
Wynn Macau Ltd., 5.625%, 8/26/28(1)	1,200,000	1,021,944
Wynn Macau Ltd., 5.125%, 12/15/29(1)	3,150,000	2,583,646
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/1/29(1)	3,428,000	3,117,749
Yum! Brands, Inc., 5.375%, 4/1/32	3,700,000	3,585,041
		238,638,470
Household Durables — 2.2%
Adams Homes, Inc., 7.50%, 2/15/25(1)	1,225,000	1,091,107
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 1/15/28(1)	1,525,000	1,384,605
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 8/1/29(1)	700,000	568,617
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 4/1/30(1)	1,700,000	1,401,650
Beazer Homes USA, Inc., 6.75%, 3/15/25	1,102,000	1,088,406
Beazer Homes USA, Inc., 5.875%, 10/15/27	425,000	387,730
Beazer Homes USA, Inc., 7.25%, 10/15/29	2,500,000	2,328,500
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 5.00%, 6/15/29(1)	1,900,000	1,457,167
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 4.875%, 2/15/30(1)	400,000	302,218
Century Communities, Inc., 6.75%, 6/1/27	875,000	873,825
Century Communities, Inc., 3.875%, 8/15/29(1)	1,000,000	858,805
Empire Communities Corp., 7.00%, 12/15/25(1)	1,350,000	1,187,804
Installed Building Products, Inc., 5.75%, 2/1/28(1)	1,450,000	1,337,076
K Hovnanian Enterprises, Inc., 5.00%, 2/1/40(1)	26,000	13,260
KB Home, 6.875%, 6/15/27	1,300,000	1,322,144
KB Home, 7.25%, 7/15/30	800,000	812,390

	Principal Amount/Shares	Value
KB Home, 4.00%, 6/15/31	$1,775,000	$1,539,191
LGI Homes, Inc., 4.00%, 7/15/29(1)	550,000	447,420
Mattamy Group Corp., 4.625%, 3/1/30(1)	1,400,000	1,219,849
Meritage Homes Corp., 6.00%, 6/1/25	2,575,000	2,597,403
Meritage Homes Corp., 5.125%, 6/6/27	225,000	219,140
Newell Brands, Inc., 4.70%, 4/1/26	3,575,000	3,444,745
Newell Brands, Inc., 6.375%, 9/15/27	800,000	808,240
Newell Brands, Inc., 6.625%, 9/15/29	1,450,000	1,464,065
Newell Brands, Inc., 5.875%, 4/1/36	3,000,000	2,660,910
Newell Brands, Inc., 6.00%, 4/1/46	925,000	757,140
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 2/15/28	1,400,000	1,253,021
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 4/1/29	2,275,000	1,988,327
STL Holding Co. LLC, 7.50%, 2/15/26(1)	1,350,000	1,187,082
SWF Escrow Issuer Corp., 6.50%, 10/1/29(1)	1,000,000	616,450
Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)	1,225,000	1,206,202
Tempur Sealy International, Inc., 4.00%, 4/15/29(1)	275,000	242,314
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	1,075,000	898,732
TopBuild Corp., 4.125%, 2/15/32(1)	1,075,000	899,770
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	324,000	322,689
Tri Pointe Homes, Inc., 5.25%, 6/1/27	700,000	665,984
Tri Pointe Homes, Inc., 5.70%, 6/15/28	600,000	578,151
Williams Scotsman International, Inc., 6.125%, 6/15/25(1)	379,000	377,014
Williams Scotsman International, Inc., 4.625%, 8/15/28(1)	1,125,000	1,024,753
		42,833,896
Household Products — 0.2%
Central Garden & Pet Co., 4.125%, 10/15/30	475,000	420,137
Central Garden & Pet Co., 4.125%, 4/30/31(1)	1,300,000	1,123,811
Energizer Holdings, Inc., 6.50%, 12/31/27(1)	725,000	704,789
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.00%, 12/31/27(1)	900,000	786,060
Spectrum Brands, Inc., 5.50%, 7/15/30(1)	500,000	440,429
Spectrum Brands, Inc., 3.875%, 3/15/31(1)	1,050,000	859,716
		4,334,942
Independent Power and Renewable Electricity Producers — 0.6%
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/28(1)	200,000	179,680
Calpine Corp., 4.50%, 2/15/28(1)	1,550,000	1,439,669
Calpine Corp., 5.125%, 3/15/28(1)	1,525,000	1,398,288
Calpine Corp., 4.625%, 2/1/29(1)	600,000	518,873
Calpine Corp., 5.00%, 2/1/31(1)	1,000,000	847,603
Clearway Energy Operating LLC, 4.75%, 3/15/28(1)	1,825,000	1,744,901
Clearway Energy Operating LLC, 3.75%, 1/15/32(1)	850,000	708,008
NRG Energy, Inc., 7.00%, 3/15/33(1)	1,325,000	1,373,912
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	800,000	761,003
TerraForm Power Operating LLC, 4.75%, 1/15/30(1)	1,325,000	1,190,202
TransAlta Corp., 7.75%, 11/15/29	1,350,000	1,420,362
		11,582,501
Insurance — 0.5%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	3,100,000	2,908,404
Acrisure LLC / Acrisure Finance, Inc., 10.125%, 8/1/26(1)	800,000	796,470
Acrisure LLC / Acrisure Finance, Inc., 4.25%, 2/15/29(1)	2,950,000	2,518,902
AssuredPartners, Inc., 7.00%, 8/15/25(1)	625,000	608,719

	Principal Amount/Shares	Value
AssuredPartners, Inc., 5.625%, 1/15/29(1)	$900,000	$778,801
Genworth Holdings, Inc., VRN, 6.87%, (3-month LIBOR plus 2.00%), 11/15/66	450,000	289,470
HUB International Ltd., 5.625%, 12/1/29(1)	625,000	545,313
MBIA Insurance Corp., VRN, 16.05%, (3-month LIBOR plus 11.26%), 1/15/33(1)(3)(4)	125,000	5,988
Ryan Specialty Group LLC, 4.375%, 2/1/30(1)	625,000	547,267
		8,999,334
Interactive Media and Services — 0.1%
Arches Buyer, Inc., 4.25%, 6/1/28(1)	875,000	732,161
Ziff Davis, Inc., 4.625%, 10/15/30(1)	843,000	728,128
		1,460,289
IT Services — 0.4%
CDW LLC / CDW Finance Corp., 4.125%, 5/1/25	575,000	558,441
CDW LLC / CDW Finance Corp., 3.25%, 2/15/29	1,100,000	968,781
Endurance International Group Holdings, Inc., 6.00%, 2/15/29(1)	1,175,000	795,113
Exela Intermediate LLC / Exela Finance, Inc., 11.50%, 7/15/26(1)	2,741,000	359,153
Presidio Holdings, Inc., 4.875%, 2/1/27(1)	1,925,000	1,841,879
Presidio Holdings, Inc., 8.25%, 2/1/28(1)	2,150,000	2,045,381
Twilio, Inc., 3.875%, 3/15/31	1,050,000	891,944
Vericast Corp., 11.00%, 9/15/26(1)	933,750	986,273
		8,446,965
Leisure Products — 0.2%
MajorDrive Holdings IV LLC, 6.375%, 6/1/29(1)	2,075,000	1,539,151
Mattel, Inc., 3.375%, 4/1/26(1)	500,000	471,135
Mattel, Inc., 5.875%, 12/15/27(1)	425,000	423,272
Mattel, Inc., 6.20%, 10/1/40	200,000	181,290
Mattel, Inc., 5.45%, 11/1/41	875,000	737,625
		3,352,473
Life Sciences Tools and Services — 0.1%
Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)	750,000	702,825
Charles River Laboratories International, Inc., 4.00%, 3/15/31(1)	500,000	437,947
PRA Health Sciences, Inc., 2.875%, 7/15/26(1)	1,200,000	1,107,984
		2,248,756
Machinery — 0.9%
Allison Transmission, Inc., 4.75%, 10/1/27(1)	625,000	591,098
Chart Industries, Inc., 7.50%, 1/1/30(1)	1,900,000	1,965,493
Chart Industries, Inc., 9.50%, 1/1/31(1)	2,850,000	3,009,472
Husky III Holding Ltd., 13.00% Cash or 13.75% PIK, 2/15/25(1)	1,175,000	995,812
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	575,000	501,163
Manitowoc Co., Inc., 9.00%, 4/1/26(1)	375,000	375,962
OT Merger Corp., 7.875%, 10/15/29(1)	650,000	387,782
Regal Rexnord Corp., 6.05%, 4/15/28(1)	825,000	825,970
Regal Rexnord Corp., 6.30%, 2/15/30(1)	575,000	579,558
Terex Corp., 5.00%, 5/15/29(1)	2,600,000	2,421,913
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, 7.75%, 4/15/26(1)	2,550,000	2,138,226
Titan International, Inc., 7.00%, 4/30/28	470,000	423,907
TK Elevator Holdco GmbH, 7.625%, 7/15/28(1)	238,000	205,903
TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	1,150,000	1,087,216
Wabash National Corp., 4.50%, 10/15/28(1)	525,000	455,814
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	2,225,000	1,805,320
		17,770,609

	Principal Amount/Shares	Value
Marine Transportation — 0.1%
Seaspan Corp., 5.50%, 8/1/29(1)	$2,750,000	$2,147,664
Media — 8.7%
Altice Financing SA, 5.00%, 1/15/28(1)	3,400,000	2,767,940
AMC Networks, Inc., 4.75%, 8/1/25	525,000	466,161
AMC Networks, Inc., 4.25%, 2/15/29	2,675,000	1,647,519
Audacy Capital Corp., 6.75%, 3/31/29(1)	625,000	44,922
Cable One, Inc., 4.00%, 11/15/30(1)	425,000	346,431
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	75,000	70,968
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	1,000,000	923,715
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 6/1/29(1)	300,000	275,799
CCO Holdings LLC / CCO Holdings Capital Corp., 6.375%, 9/1/29(1)	4,850,000	4,636,115
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	3,950,000	3,426,625
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	1,075,000	909,595
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	4,650,000	3,807,559
CCO Holdings LLC / CCO Holdings Capital Corp., 7.375%, 3/1/31(1)	2,075,000	2,043,875
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 2/1/32(1)	13,375,000	11,249,813
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32	9,525,000	7,800,118
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33(1)	7,200,000	5,805,108
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 1/15/34(1)	4,975,000	3,896,345
Clear Channel International BV, 6.625%, 8/1/25(1)	2,000,000	1,947,965
Clear Channel Outdoor Holdings, Inc., 5.125%, 8/15/27(1)	4,000,000	3,594,160
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)	2,200,000	1,651,980
Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29(1)	1,525,000	1,085,190
CSC Holdings LLC, 5.25%, 6/1/24	525,000	507,224
CSC Holdings LLC, 5.375%, 2/1/28(1)	300,000	246,062
CSC Holdings LLC, 7.50%, 4/1/28(1)	1,000,000	638,400
CSC Holdings LLC, 6.50%, 2/1/29(1)	2,700,000	2,244,827
CSC Holdings LLC, 5.75%, 1/15/30(1)	3,029,000	1,597,798
CSC Holdings LLC, 4.625%, 12/1/30(1)	3,125,000	1,543,906
CSC Holdings LLC, 4.50%, 11/15/31(1)	4,150,000	2,996,175
CSC Holdings LLC, 5.00%, 11/15/31(1)	2,650,000	1,345,114
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 8/15/26(1)(3)(4)	3,350,000	188,438
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	7,225,000	6,550,618
DISH DBS Corp., 5.875%, 11/15/24	1,425,000	1,272,240
DISH DBS Corp., 5.25%, 12/1/26(1)	3,850,000	3,079,114
DISH DBS Corp., 7.375%, 7/1/28	2,650,000	1,514,687
DISH DBS Corp., 5.75%, 12/1/28(1)	2,375,000	1,776,797
DISH DBS Corp., 5.125%, 6/1/29	2,700,000	1,440,666
DISH Network Corp., 11.75%, 11/15/27(1)	4,325,000	4,199,813
GCI LLC, 4.75%, 10/15/28(1)	1,200,000	1,036,638
Gray Escrow II, Inc., 5.375%, 11/15/31(1)	2,675,000	1,779,236

	Principal Amount/Shares	Value
Gray Television, Inc., 5.875%, 7/15/26(1)	$500,000	$433,030
Gray Television, Inc., 7.00%, 5/15/27(1)	1,175,000	984,862
Gray Television, Inc., 4.75%, 10/15/30(1)	4,135,000	2,749,775
iHeartCommunications, Inc., 6.375%, 5/1/26	726,342	641,676
iHeartCommunications, Inc., 8.375%, 5/1/27	1,350,000	983,360
iHeartCommunications, Inc., 5.25%, 8/15/27(1)	2,600,000	2,127,996
iHeartCommunications, Inc., 4.75%, 1/15/28(1)	574,000	453,988
Lamar Media Corp., 3.75%, 2/15/28	950,000	879,700
Lamar Media Corp., 4.00%, 2/15/30	1,325,000	1,174,745
Lamar Media Corp., 3.625%, 1/15/31	200,000	172,180
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	550,000	519,973
LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	200,000	168,789
McGraw-Hill Education, Inc., 8.00%, 8/1/29(1)	1,575,000	1,293,477
Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 8/15/27(1)	1,875,000	1,698,881
News Corp., 3.875%, 5/15/29(1)	3,000,000	2,669,100
News Corp., 5.125%, 2/15/32(1)	3,025,000	2,840,445
Nexstar Media, Inc., 5.625%, 7/15/27(1)	1,375,000	1,272,061
Nexstar Media, Inc., 4.75%, 11/1/28(1)	2,100,000	1,870,134
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27(1)	4,450,000	4,013,633
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.25%, 1/15/29(1)	2,925,000	2,431,041
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, 3/15/30(1)	1,300,000	1,085,738
Scripps Escrow II, Inc., 3.875%, 1/15/29(1)	200,000	157,188
Scripps Escrow II, Inc., 5.375%, 1/15/31(1)	625,000	430,488
Scripps Escrow, Inc., 5.875%, 7/15/27(1)	775,000	571,563
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)	1,625,000	1,423,719
Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	1,075,000	856,152
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	2,200,000	1,776,390
Sirius XM Radio, Inc., 3.125%, 9/1/26(1)	5,100,000	4,605,580
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	2,475,000	2,319,817
Sirius XM Radio, Inc., 4.00%, 7/15/28(1)	2,650,000	2,279,000
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	2,075,000	1,890,750
Sirius XM Radio, Inc., 3.875%, 9/1/31(1)	7,050,000	5,488,319
TEGNA, Inc., 4.625%, 3/15/28	3,050,000	2,672,562
TEGNA, Inc., 5.00%, 9/15/29	1,025,000	887,168
Univision Communications, Inc., 5.125%, 2/15/25(1)	1,250,000	1,229,206
Univision Communications, Inc., 6.625%, 6/1/27(1)	3,550,000	3,369,305
Univision Communications, Inc., 4.50%, 5/1/29(1)	4,450,000	3,743,184
Univision Communications, Inc., 7.375%, 6/30/30(1)	1,725,000	1,632,436
UPC Broadband Finco BV, 4.875%, 7/15/31(1)	4,350,000	3,766,948
UPC Holding BV, 5.50%, 1/15/28(1)	1,000,000	896,585
Videotron Ltd., 5.375%, 6/15/24(1)	375,000	373,180
Videotron Ltd., 5.125%, 4/15/27(1)	1,150,000	1,111,050
Videotron Ltd., 3.625%, 6/15/29(1)	600,000	512,022
Virgin Media Finance PLC, 5.00%, 7/15/30(1)	2,400,000	1,986,264
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)	400,000	344,462
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	1,300,000	1,156,792
Ziggo Bond Co. BV, 6.00%, 1/15/27(1)	2,700,000	2,494,273
Ziggo Bond Co. BV, 5.125%, 2/28/30(1)	400,000	322,108
		171,116,751

	Principal Amount/Shares	Value
Metals and Mining — 2.6%
Alcoa Nederland Holding BV, 5.50%, 12/15/27(1)	$900,000	$890,001
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)	1,200,000	1,202,586
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	600,000	534,702
ArcelorMittal SA, 7.00%, 10/15/39	575,000	605,257
Arconic Corp., 6.00%, 5/15/25(1)	1,600,000	1,604,000
Arconic Corp., 6.125%, 2/15/28(1)	625,000	615,411
ATI, Inc., 5.875%, 12/1/27	1,550,000	1,516,063
ATI, Inc., 4.875%, 10/1/29	825,000	752,055
ATI, Inc., 5.125%, 10/1/31	1,550,000	1,412,771
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(1)	1,325,000	1,265,651
Big River Steel LLC / BRS Finance Corp., 6.625%, 1/31/29(1)	1,920,000	1,907,376
Carpenter Technology Corp., 6.375%, 7/15/28	2,294,000	2,239,889
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	2,615,000	2,591,988
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)	600,000	551,164
Cleveland-Cliffs, Inc., 4.875%, 3/1/31(1)	1,300,000	1,183,271
Coeur Mining, Inc., 5.125%, 2/15/29(1)	1,275,000	1,082,201
Commercial Metals Co., 4.125%, 1/15/30	775,000	684,756
Commercial Metals Co., 4.375%, 3/15/32	775,000	667,864
Compass Minerals International, Inc., 4.875%, 7/15/24(1)	575,000	546,819
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	700,000	667,107
Constellium SE, 5.625%, 6/15/28(1)	1,050,000	992,498
Constellium SE, 3.75%, 4/15/29(1)	2,050,000	1,778,375
First Quantum Minerals Ltd., 7.50%, 4/1/25(1)	1,450,000	1,450,261
FMG Resources August Pty Ltd., 5.875%, 4/15/30(1)	2,800,000	2,687,410
FMG Resources August Pty Ltd., 6.125%, 4/15/32(1)	1,450,000	1,397,648
Freeport-McMoRan, Inc., 4.375%, 8/1/28	2,200,000	2,064,456
Hudbay Minerals, Inc., 4.50%, 4/1/26(1)	950,000	878,391
IAMGOLD Corp., 5.75%, 10/15/28(1)	1,200,000	928,458
Kaiser Aluminum Corp., 4.625%, 3/1/28(1)	1,916,000	1,707,714
Mineral Resources Ltd., 8.125%, 5/1/27(1)	1,625,000	1,650,976
Mineral Resources Ltd., 8.00%, 11/1/27(1)	875,000	900,812
Mineral Resources Ltd., 8.50%, 5/1/30(1)	2,042,000	2,097,747
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)(4)(5)	475,000	28
Novelis Corp., 3.25%, 11/15/26(1)	475,000	434,516
Novelis Corp., 4.75%, 1/30/30(1)	1,025,000	943,000
Novelis Corp., 3.875%, 8/15/31(1)	1,150,000	970,278
Park-Ohio Industries, Inc., 6.625%, 4/15/27	1,950,000	1,512,095
PT FMG Resources August 2006 Pty Ltd., 4.375%, 4/1/31(1)	3,300,000	2,899,099
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)	1,275,000	1,140,054
Taseko Mines Ltd., 7.00%, 2/15/26(1)	1,100,000	999,250
TMS International Corp., 6.25%, 4/15/29(1)	1,050,000	810,738
		50,764,736
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Blackstone Mortgage Trust, Inc., 3.75%, 1/15/27(1)	2,775,000	2,181,307
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	850,000	672,316
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)	900,000	651,524
Starwood Property Trust, Inc., 3.75%, 12/31/24(1)	500,000	461,269
		3,966,416

	Principal Amount/Shares	Value
Oil, Gas and Consumable Fuels — 10.8%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 2/15/26(1)	$1,300,000	$1,276,880
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 5/15/26(1)	2,250,000	2,293,258
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	1,325,000	1,296,248
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 6/15/29(1)	750,000	706,733
Antero Resources Corp., 7.625%, 2/1/29(1)	681,000	696,990
Antero Resources Corp., 5.375%, 3/1/30(1)	825,000	768,384
Apache Corp., 4.25%, 1/15/30	1,850,000	1,689,910
Apache Corp., 5.10%, 9/1/40	1,175,000	997,604
Apache Corp., 4.75%, 4/15/43	500,000	376,098
Apache Corp., 4.25%, 1/15/44	130,000	95,521
Apache Corp., 7.375%, 8/15/47	600,000	575,627
Apache Corp., 5.35%, 7/1/49	2,275,000	1,761,404
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 9.00%, 11/1/27(1)	2,150,000	2,616,383
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	225,000	217,899
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 6/30/29(1)	280,000	247,379
Athabasca Oil Corp., 9.75%, 11/1/26(1)	2,590,000	2,709,658
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	1,625,000	1,610,212
Callon Petroleum Co., 8.25%, 7/15/25	893,000	890,217
Callon Petroleum Co., 6.375%, 7/1/26	175,000	166,464
Callon Petroleum Co., 7.50%, 6/15/30(1)	1,375,000	1,293,827
Cheniere Energy Partners LP, 4.00%, 3/1/31	1,675,000	1,492,391
Cheniere Energy Partners LP, 3.25%, 1/31/32	1,925,000	1,592,148
Cheniere Energy, Inc., 4.625%, 10/15/28	400,000	380,576
Chesapeake Energy Corp., 5.50%, 2/1/26(1)	850,000	837,297
Chesapeake Energy Corp., 5.875%, 2/1/29(1)	1,450,000	1,381,959
Chesapeake Energy Corp., 6.75%, 4/15/29(1)	875,000	869,509
Chord Energy Corp., 6.375%, 6/1/26(1)	1,025,000	1,016,477
Citgo Holding, Inc., 9.25%, 8/1/24(1)	6,400,000	6,418,048
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	1,475,000	1,456,673
CITGO Petroleum Corp., 6.375%, 6/15/26(1)	2,250,000	2,195,786
Civitas Resources, Inc., 5.00%, 10/15/26(1)	2,450,000	2,306,078
CNX Midstream Partners LP, 4.75%, 4/15/30(1)	700,000	602,910
CNX Resources Corp., 7.25%, 3/14/27(1)	1,531,000	1,525,015
CNX Resources Corp., 6.00%, 1/15/29(1)	1,300,000	1,217,060
CNX Resources Corp., 7.375%, 1/15/31(1)	825,000	813,570
Comstock Resources, Inc., 6.75%, 3/1/29(1)	1,350,000	1,236,519
Comstock Resources, Inc., 5.875%, 1/15/30(1)	1,625,000	1,397,610
CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 6/15/31(1)	5,850,000	5,265,117
Crescent Energy Finance LLC, 9.25%, 2/15/28(1)	350,000	335,914
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29(1)	4,350,000	4,146,616
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 7.375%, 2/1/31(1)	2,075,000	2,077,002
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	650,000	637,844
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29(1)	725,000	676,280

	Principal Amount/Shares	Value
DCP Midstream Operating LP, 5.125%, 5/15/29	$2,475,000	$2,438,791
Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.75%, 5/15/25	909,000	892,861
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 6/1/28(1)	1,875,000	1,718,512
DT Midstream, Inc., 4.125%, 6/15/29(1)	450,000	395,031
Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 1/30/28(1)	1,150,000	1,142,514
Energean Israel Finance Ltd., 5.375%, 3/30/28(1)	575,000	518,158
Energean Israel Finance Ltd., 5.875%, 3/30/31(1)	700,000	615,878
EnLink Midstream LLC, 5.625%, 1/15/28(1)	275,000	269,759
EnLink Midstream LLC, 5.375%, 6/1/29	2,350,000	2,264,166
EnLink Midstream LLC, 6.50%, 9/1/30(1)	2,475,000	2,505,442
EnLink Midstream Partners LP, 4.85%, 7/15/26	3,075,000	2,962,870
EnLink Midstream Partners LP, 5.60%, 4/1/44	1,625,000	1,328,649
EnLink Midstream Partners LP, 5.05%, 4/1/45	1,200,000	922,753
EnLink Midstream Partners LP, 5.45%, 6/1/47	1,625,000	1,297,546
EQM Midstream Partners LP, 4.00%, 8/1/24	400,000	385,139
EQM Midstream Partners LP, 6.00%, 7/1/25(1)	1,100,000	1,088,802
EQM Midstream Partners LP, 7.50%, 6/1/27(1)	1,200,000	1,205,964
EQM Midstream Partners LP, 6.50%, 7/1/27(1)	750,000	727,748
EQM Midstream Partners LP, 5.50%, 7/15/28	1,626,000	1,478,945
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	2,225,000	1,894,131
EQM Midstream Partners LP, 7.50%, 6/1/30(1)	1,225,000	1,188,170
EQM Midstream Partners LP, 4.75%, 1/15/31(1)	1,875,000	1,558,856
EQM Midstream Partners LP, 6.50%, 7/15/48	1,075,000	831,905
EQT Corp., 6.125%, 2/1/25	225,000	226,563
EQT Corp., 3.125%, 5/15/26(1)	425,000	393,486
EQT Corp., 3.90%, 10/1/27	375,000	352,843
EQT Corp., 7.00%, 2/1/30	1,129,000	1,182,791
Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/25	155,000	150,284
Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27	900,000	890,829
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	600,000	582,467
Genesis Energy LP / Genesis Energy Finance Corp., 8.875%, 4/15/30	1,125,000	1,140,075
Gulfport Energy Corp., 8.00%, 5/17/26(1)	2,544,641	2,522,248
Harbour Energy PLC, 5.50%, 10/15/26(1)	225,000	197,170
Harvest Midstream I LP, 7.50%, 9/1/28(1)	2,775,000	2,770,948
Hess Midstream Operations LP, 5.625%, 2/15/26(1)	171,000	169,441
Hess Midstream Operations LP, 5.125%, 6/15/28(1)	3,345,000	3,178,961
Hess Midstream Operations LP, 5.50%, 10/15/30(1)	1,475,000	1,373,750
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28(1)	675,000	641,438
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 4/15/30(1)	1,450,000	1,338,930
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 2/1/31(1)	2,150,000	1,987,650
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 4/15/32(1)	700,000	648,298
Holly Energy Partners LP / Holly Energy Finance Corp., 6.375%, 4/15/27(1)	975,000	965,211
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	2,075,000	1,939,847
Ithaca Energy North Sea PLC, 9.00%, 7/15/26(1)	2,600,000	2,481,650
ITT Holdings LLC, 6.50%, 8/1/29(1)	1,675,000	1,415,743

	Principal Amount/Shares	Value
Leviathan Bond Ltd., 6.125%, 6/30/25(1)	$1,100,000	$1,074,489
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(1)	2,009,000	1,955,882
Martin Midstream Partners LP / Martin Midstream Finance Corp., 11.50%, 2/15/28(1)	2,225,000	2,132,729
Matador Resources Co., 5.875%, 9/15/26	1,650,000	1,630,002
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	1,150,000	1,067,729
Murphy Oil Corp., 6.375%, 7/15/28	2,225,000	2,194,446
Murphy Oil Corp., 7.05%, 5/1/29	375,000	376,778
Murray Energy Corp., 9.00% Cash plus 3.00% PIK, 4/15/24(1)(3)(4)	5,425,447	54
New Fortress Energy, Inc., 6.50%, 9/30/26(1)	550,000	506,503
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26(1)	3,875,000	3,742,411
Northern Oil & Gas, Inc., 8.125%, 3/1/28(1)	3,675,000	3,648,724
NuStar Logistics LP, 6.00%, 6/1/26	275,000	269,906
NuStar Logistics LP, 6.375%, 10/1/30	1,100,000	1,056,671
Occidental Petroleum Corp., 6.95%, 7/1/24	281,000	284,791
Occidental Petroleum Corp., 5.875%, 9/1/25	650,000	655,682
Occidental Petroleum Corp., 5.50%, 12/1/25	775,000	774,823
Occidental Petroleum Corp., 5.55%, 3/15/26	2,525,000	2,546,387
Occidental Petroleum Corp., 8.50%, 7/15/27	2,175,000	2,394,534
Occidental Petroleum Corp., 7.125%, 10/15/27	525,000	548,796
Occidental Petroleum Corp., 8.875%, 7/15/30	950,000	1,105,867
Occidental Petroleum Corp., 7.50%, 5/1/31	1,642,000	1,812,752
Occidental Petroleum Corp., 7.875%, 9/15/31	2,600,000	2,922,933
Occidental Petroleum Corp., 6.45%, 9/15/36	2,150,000	2,262,875
Occidental Petroleum Corp., 7.95%, 6/15/39	460,000	512,238
Occidental Petroleum Corp., 4.30%, 8/15/39	275,000	220,747
Occidental Petroleum Corp., 6.20%, 3/15/40	2,750,000	2,769,085
Occidental Petroleum Corp., 4.625%, 6/15/45	575,000	461,467
Occidental Petroleum Corp., 6.60%, 3/15/46	3,000,000	3,157,500
Occidental Petroleum Corp., 4.10%, 2/15/47	725,000	553,434
Occidental Petroleum Corp., 4.20%, 3/15/48	700,000	543,575
Ovintiv, Inc., 8.125%, 9/15/30	500,000	555,624
Parkland Corp., 5.875%, 7/15/27(1)	1,000,000	971,365
Parkland Corp., 4.50%, 10/1/29(1)	4,475,000	3,981,721
Parkland Corp., 4.625%, 5/1/30(1)	1,625,000	1,447,038
PBF Holding Co. LLC / PBF Finance Corp., 7.25%, 6/15/25	800,000	795,048
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28	3,600,000	3,464,820
PDC Energy, Inc., 5.75%, 5/15/26	1,550,000	1,510,979
Permian Resources Operating LLC, 5.375%, 1/15/26(1)	2,450,000	2,324,896
Permian Resources Operating LLC, 5.875%, 7/1/29(1)	1,300,000	1,232,400
Range Resources Corp., 8.25%, 1/15/29	2,195,000	2,315,615
Rockcliff Energy II LLC, 5.50%, 10/15/29(1)	375,000	332,726
Rockies Express Pipeline LLC, 3.60%, 5/15/25(1)	350,000	327,675
Rockies Express Pipeline LLC, 4.95%, 7/15/29(1)	700,000	624,520
Rockies Express Pipeline LLC, 4.80%, 5/15/30(1)	725,000	637,094
Rockies Express Pipeline LLC, 7.50%, 7/15/38(1)	250,000	229,903
Rockies Express Pipeline LLC, 6.875%, 4/15/40(1)	1,200,000	1,003,049
SM Energy Co., 5.625%, 6/1/25	1,400,000	1,358,981
SM Energy Co., 6.75%, 9/15/26	225,000	220,856
Southwestern Energy Co., 5.70%, 1/23/25	508,000	508,759

	Principal Amount/Shares	Value
Southwestern Energy Co., 8.375%, 9/15/28	$750,000	$789,203
Southwestern Energy Co., 5.375%, 2/1/29	1,550,000	1,462,665
Southwestern Energy Co., 5.375%, 3/15/30	1,500,000	1,411,980
Southwestern Energy Co., 4.75%, 2/1/32	425,000	375,891
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27	1,775,000	1,754,582
Sunoco LP / Sunoco Finance Corp., 4.50%, 4/30/30	2,325,000	2,105,299
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.50%, 10/1/25(1)	500,000	500,275
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30(1)	1,425,000	1,275,382
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 9/1/31(1)	1,550,000	1,372,614
Talos Production, Inc., 12.00%, 1/15/26	950,000	1,016,130
Tap Rock Resources LLC, 7.00%, 10/1/26(1)	1,175,000	1,030,437
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	297,000	287,457
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 1/15/29	175,000	178,532
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.875%, 2/1/31	1,025,000	960,163
Teine Energy Ltd., 6.875%, 4/15/29(1)	1,600,000	1,465,888
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29(1)	550,000	496,595
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/31(1)	1,500,000	1,319,385
Venture Global Calcasieu Pass LLC, 3.875%, 11/1/33(1)	1,350,000	1,135,546
Vermilion Energy, Inc., 6.875%, 5/1/30(1)	1,425,000	1,299,760
Western Midstream Operating LP, 4.65%, 7/1/26	575,000	556,313
Western Midstream Operating LP, 4.50%, 3/1/28	1,300,000	1,231,081
Western Midstream Operating LP, 4.75%, 8/15/28	725,000	690,787
Western Midstream Operating LP, 6.15%, 4/1/33(2)	200,000	202,962
Western Midstream Operating LP, 5.45%, 4/1/44	825,000	720,625
Western Midstream Operating LP, 5.30%, 3/1/48	2,635,000	2,236,720
Western Midstream Operating LP, 5.50%, 8/15/48	675,000	582,265
		211,833,724
Paper and Forest Products — 0.2%
Ahlstrom-Munksjo Holding 3 Oy, 4.875%, 2/4/28(1)	200,000	170,412
Domtar Corp., 6.75%, 10/1/28(1)	1,388,000	1,237,145
Glatfelter Corp., 4.75%, 11/15/29(1)	850,000	562,329
Mercer International, Inc., 5.125%, 2/1/29	1,700,000	1,457,750
		3,427,636
Passenger Airlines — 1.1%
Air Canada, 3.875%, 8/15/26(1)	325,000	295,445
Allegiant Travel Co., 7.25%, 8/15/27(1)	1,050,000	1,046,367
American Airlines, Inc., 11.75%, 7/15/25(1)	4,275,000	4,681,339
American Airlines, Inc., 7.25%, 2/15/28(1)	1,600,000	1,557,544
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	2,925,000	2,882,125
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(1)	3,325,000	3,193,000
Delta Air Lines, Inc., 7.375%, 1/15/26	675,000	703,040
Delta Air Lines, Inc., 4.375%, 4/19/28	400,000	372,038
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(1)	297,915	293,100
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(1)	1,550,000	1,497,064
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	2,000,000	1,901,240

	Principal Amount/Shares	Value
United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/29	$603,627	$602,611
United Airlines, Inc., 4.375%, 4/15/26(1)	825,000	790,250
United Airlines, Inc., 4.625%, 4/15/29(1)	1,775,000	1,607,833
Virgin Australia Holdings Pty Ltd., VRN, 8.125%, 11/15/24(1)(3)(4)	447,500	727
		21,423,723
Personal Care Products — 0.3%
BellRing Brands, Inc., 7.00%, 3/15/30(1)	3,050,000	3,092,304
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	1,550,000	1,487,078
Edgewell Personal Care Co., 4.125%, 4/1/29(1)	2,250,000	1,973,797
		6,553,179
Pharmaceuticals — 1.2%
180 Medical, Inc., 3.875%, 10/15/29(1)	300,000	265,532
Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	3,285,000	1,505,137
Bausch Health Cos., Inc., 5.50%, 11/1/25(1)	500,000	411,654
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	2,550,000	2,032,928
Bausch Health Cos., Inc., 6.125%, 2/1/27(1)	1,475,000	956,125
Bausch Health Cos., Inc., 7.00%, 1/15/28(1)	2,075,000	837,677
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	725,000	276,428
Bausch Health Cos., Inc., 6.25%, 2/15/29(1)	400,000	160,156
Bausch Health Cos., Inc., 7.25%, 5/30/29(1)	625,000	239,928
Bausch Health Cos., Inc., 5.25%, 1/30/30(1)	825,000	308,859
Bausch Health Cos., Inc., 5.25%, 2/15/31(1)	825,000	319,688
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.50%, 7/31/27(1)(3)(4)	3,986,000	308,915
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 6/30/28(1)(3)(4)	1,612,000	124,930
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.125%, 4/1/29(1)(3)(4)	1,350,000	999,852
Jazz Securities DAC, 4.375%, 1/15/29(1)	1,800,000	1,657,620
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 10.00%, 4/15/25(1)	1,350,000	1,149,545
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 10.00%, 6/15/29(1)	1,017,204	560,857
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.125%, 4/30/28(1)	3,025,000	2,767,905
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/31(1)	3,000,000	2,665,733
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/25(1)	1,450,000	1,135,917
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)(3)(4)	3,606,000	2,685,944
Perrigo Finance Unlimited Co., 4.90%, 12/15/44	200,000	141,516
Prestige Brands, Inc., 5.125%, 1/15/28(1)	800,000	776,481
Prestige Brands, Inc., 3.75%, 4/1/31(1)	1,125,000	954,551
		23,243,878
Professional Services — 0.6%
AMN Healthcare, Inc., 4.625%, 10/1/27(1)	1,600,000	1,485,069
AMN Healthcare, Inc., 4.00%, 4/15/29(1)	5,975,000	5,294,478
ASGN, Inc., 4.625%, 5/15/28(1)	2,875,000	2,685,911
Dun & Bradstreet Corp., 5.00%, 12/15/29(1)	425,000	368,469
Science Applications International Corp., 4.875%, 4/1/28(1)	1,875,000	1,748,293
		11,582,220
Real Estate Management and Development — 0.7%
Cushman & Wakefield US Borrower LLC, 6.75%, 5/15/28(1)	800,000	716,940
Forestar Group, Inc., 3.85%, 5/15/26(1)	1,225,000	1,103,614

	Principal Amount/Shares	Value
Forestar Group, Inc., 5.00%, 3/1/28(1)	$1,350,000	$1,210,086
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	1,050,000	1,024,039
Howard Hughes Corp., 5.375%, 8/1/28(1)	3,000,000	2,736,300
Howard Hughes Corp., 4.125%, 2/1/29(1)	1,775,000	1,505,937
Howard Hughes Corp., 4.375%, 2/1/31(1)	1,150,000	927,222
Kennedy-Wilson, Inc., 4.75%, 2/1/30	1,250,000	923,794
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.75%, 1/15/29(1)	1,235,000	925,633
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.25%, 4/15/30(1)	2,225,000	1,623,760
		12,697,325
Semiconductors and Semiconductor Equipment — 0.2%
Amkor Technology, Inc., 6.625%, 9/15/27(1)	625,000	625,691
ams-OSRAM AG, 7.00%, 7/31/25(1)	1,350,000	1,267,805
ON Semiconductor Corp., 3.875%, 9/1/28(1)	1,000,000	901,267
Synaptics, Inc., 4.00%, 6/15/29(1)	1,350,000	1,164,619
		3,959,382
Software — 2.2%
Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	675,000	672,616
Boxer Parent Co., Inc., 9.125%, 3/1/26(1)	1,200,000	1,168,020
Camelot Finance SA, 4.50%, 11/1/26(1)	1,850,000	1,750,535
Castle US Holding Corp., 9.50%, 2/15/28(1)	2,375,000	976,386
Cloud Software Group Holdings, Inc., 6.50%, 3/31/29(1)	5,325,000	4,715,389
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(1)	825,000	684,914
Elastic NV, 4.125%, 7/15/29(1)	1,400,000	1,196,748
Fair Isaac Corp., 4.00%, 6/15/28(1)	1,150,000	1,067,677
Gen Digital, Inc., 6.75%, 9/30/27(1)	1,575,000	1,584,844
Gen Digital, Inc., 7.125%, 9/30/30(1)	1,975,000	1,966,902
GoTo Group, Inc., 5.50%, 9/1/27(1)	3,425,000	1,756,853
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl, 4.625%, 5/1/28(1)	1,400,000	1,138,896
MSCI, Inc., 3.625%, 9/1/30(1)	500,000	435,105
NCR Corp., 5.75%, 9/1/27(1)	2,200,000	2,164,349
NCR Corp., 5.00%, 10/1/28(1)	1,350,000	1,188,000
NCR Corp., 5.125%, 4/15/29(1)	3,475,000	3,010,214
NCR Corp., 6.125%, 9/1/29(1)	2,925,000	2,887,765
NCR Corp., 5.25%, 10/1/30(1)	700,000	572,096
Open Text Corp., 6.90%, 12/1/27(1)	700,000	722,750
Open Text Corp., 3.875%, 2/15/28(1)	1,925,000	1,720,469
Open Text Corp., 3.875%, 12/1/29(1)	2,425,000	2,044,019
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	2,400,000	2,061,358
Open Text Holdings, Inc., 4.125%, 12/1/31(1)	3,275,000	2,705,101
Rocket Software, Inc., 6.50%, 2/15/29(1)	525,000	413,979
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	3,220,000	3,127,984
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 9/1/25(1)	1,925,000	1,450,997
		43,183,966
Specialty Retail — 2.8%
Abercrombie & Fitch Management Co., 8.75%, 7/15/25(1)	1,075,000	1,084,276
Arko Corp., 5.125%, 11/15/29(1)	375,000	310,841
Asbury Automotive Group, Inc., 4.50%, 3/1/28	745,000	678,971
Asbury Automotive Group, Inc., 4.625%, 11/15/29(1)	825,000	739,497
Asbury Automotive Group, Inc., 4.75%, 3/1/30	425,000	380,879

	Principal Amount/Shares	Value
Asbury Automotive Group, Inc., 5.00%, 2/15/32(1)	$575,000	$504,505
Bath & Body Works, Inc., 9.375%, 7/1/25(1)	303,000	324,007
Bath & Body Works, Inc., 5.25%, 2/1/28	50,000	47,823
Bath & Body Works, Inc., 7.50%, 6/15/29	943,000	963,366
Bath & Body Works, Inc., 6.625%, 10/1/30(1)	1,925,000	1,878,376
Bath & Body Works, Inc., 6.875%, 11/1/35	895,000	807,636
Bath & Body Works, Inc., 6.75%, 7/1/36	3,775,000	3,377,832
BCPE Ulysses Intermediate, Inc., 7.75% Cash or 8.50% PIK, 4/1/27(1)	1,175,000	923,991
eG Global Finance PLC, 6.75%, 2/7/25(1)	1,400,000	1,297,128
eG Global Finance PLC, 8.50%, 10/30/25(1)	1,000,000	937,385
Evergreen Acqco 1 LP / TVI, Inc., 9.75%, 4/26/28(1)	575,000	546,839
Ferrellgas LP / Ferrellgas Finance Corp., 5.375%, 4/1/26(1)	3,425,000	3,210,732
Ferrellgas LP / Ferrellgas Finance Corp., 5.875%, 4/1/29(1)	3,250,000	2,782,065
Gap, Inc., 3.625%, 10/1/29(1)	1,150,000	821,330
Gap, Inc., 3.875%, 10/1/31(1)	500,000	347,385
Ken Garff Automotive LLC, 4.875%, 9/15/28(1)	800,000	681,126
LBM Acquisition LLC, 6.25%, 1/15/29(1)	1,600,000	1,226,393
Lithia Motors, Inc., 4.625%, 12/15/27(1)	2,275,000	2,118,589
Lithia Motors, Inc., 3.875%, 6/1/29(1)	3,250,000	2,815,345
LSF9 Atlantis Holdings LLC / Victra Finance Corp., 7.75%, 2/15/26(1)	2,425,000	2,205,236
Michaels Cos., Inc., 5.25%, 5/1/28(1)	425,000	354,650
Michaels Cos., Inc., 7.875%, 5/1/29(1)	325,000	227,807
Murphy Oil USA, Inc., 5.625%, 5/1/27	150,000	145,366
Murphy Oil USA, Inc., 4.75%, 9/15/29	1,275,000	1,163,055
Park River Holdings, Inc., 5.625%, 2/1/29(1)	600,000	409,772
PetSmart, Inc. / PetSmart Finance Corp., 4.75%, 2/15/28(1)	2,200,000	2,067,230
PetSmart, Inc. / PetSmart Finance Corp., 7.75%, 2/15/29(1)	1,250,000	1,228,350
Sonic Automotive, Inc., 4.625%, 11/15/29(1)	1,225,000	1,027,647
Sonic Automotive, Inc., 4.875%, 11/15/31(1)	1,950,000	1,574,352
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 9/30/26(1)	1,850,000	1,702,000
SRS Distribution, Inc., 4.625%, 7/1/28(1)	1,025,000	911,707
SRS Distribution, Inc., 6.00%, 12/1/29(1)	750,000	620,348
Staples, Inc., 7.50%, 4/15/26(1)	4,355,000	3,819,770
Staples, Inc., 10.75%, 4/15/27(1)	2,950,000	2,142,659
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31(1)	1,325,000	1,159,342
Superior Plus LP / Superior General Partner, Inc., 4.50%, 3/15/29(1)	1,350,000	1,207,038
Victoria's Secret & Co., 4.625%, 7/15/29(1)	650,000	527,391
White Cap Buyer LLC, 6.875%, 10/15/28(1)	1,350,000	1,172,284
White Cap Parent LLC, 8.25% Cash or 9.00% PIK, 3/15/26(1)	1,608,000	1,464,534
		53,936,855
Technology Hardware, Storage and Peripherals — 0.5%
Diebold Nixdorf, Inc., 9.375%, 7/15/25(1)	1,236,000	633,450
Diebold Nixdorf, Inc., 8.50% PIK, 10/15/26(1)	1,373,587	350,824
Seagate HDD Cayman, 4.09%, 6/1/29	450,000	397,978
Seagate HDD Cayman, 4.125%, 1/15/31	3,385,000	2,837,934
Seagate HDD Cayman, 9.625%, 12/1/32(1)	2,647,275	2,969,441
Xerox Holdings Corp., 5.00%, 8/15/25(1)	1,775,000	1,676,665
Xerox Holdings Corp., 5.50%, 8/15/28(1)	875,000	758,214
		9,624,506

	Principal Amount/Shares	Value
Textiles, Apparel and Luxury Goods — 0.2%
Crocs, Inc., 4.25%, 3/15/29(1)	$400,000	$351,308
Crocs, Inc., 4.125%, 8/15/31(1)	2,000,000	1,649,607
Eagle Intermediate Global Holding BV / Eagle US Finance LLC, 7.50%, 5/1/25(1)	900,000	568,125
Hanesbrands, Inc., 9.00%, 2/15/31(1)	1,125,000	1,152,793
Kontoor Brands, Inc., 4.125%, 11/15/29(1)	1,000,000	859,593
		4,581,426
Thrifts and Mortgage Finance — 1.7%
Enact Holdings, Inc., 6.50%, 8/15/25(1)	3,350,000	3,269,700
Freedom Mortgage Corp., 7.625%, 5/1/26(1)	2,300,000	1,850,648
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	2,875,000	2,215,116
MGIC Investment Corp., 5.25%, 8/15/28	5,855,000	5,571,296
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	1,075,000	976,584
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(1)	1,975,000	1,695,577
Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30(1)	1,675,000	1,288,862
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/31(1)	700,000	543,745
NMI Holdings, Inc., 7.375%, 6/1/25(1)	1,925,000	1,929,250
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	2,200,000	1,753,994
PennyMac Financial Services, Inc., 5.75%, 9/15/31(1)	975,000	773,165
Provident Funding Associates LP / PFG Finance Corp., 6.375%, 6/15/25(1)	580,000	514,960
Radian Group, Inc., 4.50%, 10/1/24	950,000	917,866
Radian Group, Inc., 4.875%, 3/15/27	2,879,000	2,710,308
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc., 3.625%, 3/1/29(1)	3,050,000	2,623,000
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc., 3.875%, 3/1/31(1)	75,000	62,260
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc., 4.00%, 10/15/33(1)	3,500,000	2,782,413
United Wholesale Mortgage LLC, 5.75%, 6/15/27(1)	825,000	735,027
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)	2,300,000	1,923,640
		34,137,411
Trading Companies and Distributors — 0.5%
Alta Equipment Group, Inc., 5.625%, 4/15/26(1)	775,000	724,637
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(1)	550,000	521,705
Beacon Roofing Supply, Inc., 4.125%, 5/15/29(1)	2,100,000	1,855,518
Fly Leasing Ltd., 7.00%, 10/15/24(1)	1,500,000	1,319,689
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/1/25(1)	1,427,000	1,429,554
Fortress Transportation & Infrastructure Investors LLC, 9.75%, 8/1/27(1)	1,800,000	1,900,872
Fortress Transportation & Infrastructure Investors LLC, 5.50%, 5/1/28(1)	1,700,000	1,553,052
Foundation Building Materials, Inc., 6.00%, 3/1/29(1)	1,400,000	1,111,513
		10,416,540
Transportation Infrastructure†
First Student Bidco, Inc. / First Transit Parent, Inc., 4.00%, 7/31/29(1)	475,000	413,748
Water Utilities — 0.1%
Solaris Midstream Holdings LLC, 7.625%, 4/1/26(1)	1,500,000	1,444,035
Wireless Telecommunication Services — 0.9%
Digicel Group Holdings Ltd., 5.00% Cash plus 3.00% PIK, 4/1/25(1)	1,369,664	549,084
Sprint LLC, 7.875%, 9/15/23	1,125,000	1,134,331

	Principal Amount/Shares	Value
Sprint LLC, 7.125%, 6/15/24	$2,500,000	$2,543,678
Sprint LLC, 7.625%, 3/1/26	750,000	793,785
T-Mobile USA, Inc., 2.625%, 4/15/26	425,000	397,075
T-Mobile USA, Inc., 4.75%, 2/1/28	2,000,000	1,976,217
T-Mobile USA, Inc., 2.625%, 2/15/29	1,225,000	1,080,463
T-Mobile USA, Inc., 3.375%, 4/15/29	2,800,000	2,555,245
Vmed O2 UK Financing I PLC, 4.25%, 1/31/31(1)	3,150,000	2,683,800
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(1)	2,800,000	2,403,534
Vodafone Group PLC, VRN, 7.00%, 4/4/79	1,875,000	1,867,678
		17,984,890
TOTAL CORPORATE BONDS (Cost $2,033,311,982)		1,848,548,020
PREFERRED STOCKS — 1.4%
Banks — 0.8%
Bank of America Corp., 5.125%	1,200,000	1,152,534
Bank of America Corp., 5.875%	50,000	45,050
Bank of America Corp., 6.25%	1,250,000	1,223,437
Bank of America Corp., 6.30%	25,000	25,094
Barclays PLC, 6.125%	600,000	510,160
Barclays PLC, 7.75%	1,550,000	1,425,669
Barclays PLC, 8.00%	1,445,000	1,304,112
Barclays PLC, 8.00%	875,000	749,219
Citigroup, Inc., 4.00%	750,000	664,688
Citigroup, Inc., 4.70%	2,525,000	2,215,687
Citigroup, Inc., 6.25%	600,000	576,000
Citigroup, Inc., 8.87%	375,000	373,125
Citigroup, Inc., 9.09%	425,000	423,406
JPMorgan Chase & Co., 4.60%	2,050,000	1,911,625
JPMorgan Chase & Co., 6.00%	720,000	706,500
JPMorgan Chase & Co., 6.10%	725,000	708,688
JPMorgan Chase & Co., 6.125%	1,025,000	1,002,963
JPMorgan Chase & Co., 6.75%	31,000	31,127
NatWest Group PLC, 8.00%	550,000	544,225
		15,593,309
Capital Markets — 0.1%
Goldman Sachs Group, Inc., 4.95%	1,750,000	1,606,925
Construction Materials†
Cemex SAB de CV, 5.125%(1)	725,000	649,745
Consumer Finance — 0.1%
Ally Financial, Inc., 4.70%	1,550,000	1,116,969
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc., 10.25%(1)	1,325,000	1,267,436
Vistra Corp., 7.00%(1)	1,325,000	1,167,371
		2,434,807
Oil, Gas and Consumable Fuels — 0.3%
Energy Transfer LP, 8.89%	600,000	534,387
Global Partners LP, 9.50%	51,189	1,305,319
Gulfport Energy Corp., 10.00% Cash or 15.00% PIK	113	638,450
Plains All American Pipeline LP, 8.97%	4,450,000	3,983,770
		6,461,926
TOTAL PREFERRED STOCKS (Cost $28,744,250)		27,863,681

	Principal Amount/Shares	Value
BANK LOAN OBLIGATIONS(6) — 0.7%
Automobile Components†
Clarios Global LP, 2021 USD Term Loan B, 8.09%, (1-month LIBOR plus 3.25%), 4/30/26	$333,189	$332,078
Chemicals — 0.1%
Consolidated Energy Finance SA, Term Loan B, 7.34%, (1-month LIBOR plus 2.50%), 5/7/25	847,001	840,649
Diversified Telecommunication Services — 0.1%
Consolidated Communications, Inc., 2021 Term Loan B, 8.38%, (1-month LIBOR plus 3.50%), 10/2/27	1,925,000	1,539,278
Energy Equipment and Services†
Parker Drilling Co., 2nd Lien PIK Term Loan, 11.00% Cash plus 2.00% PIK, 3/26/24	222,207	219,151
Entertainment†
Allen Media LLC, 2021 Term Loan B, 10.55%, (3-month LIBOR plus 5.50%), 2/10/27	841,093	744,367
Health Care Equipment and Supplies†
Avantor Funding, Inc., 2021 Term Loan B5, 7.09%, (1-month LIBOR plus 2.25%), 11/8/27	642,992	643,346
Embecta Corp., Term Loan B, 7.79%, (6-month SOFR plus 3.00%), 3/30/29	122,674	121,075
		764,421
Hotels, Restaurants and Leisure — 0.2%
Formula One Holdings Ltd., Term Loan B, 8.06%, (1-month SOFR plus 3.25%), 1/15/30	450,000	450,752
Scientific Games Holdings LP, 2022 USD Term Loan B, 8.10%, (3-month SOFR plus 3.50%), 4/4/29	1,940,250	1,916,453
UFC Holdings LLC, 2021 Term Loan B, 7.57%, (3-month LIBOR plus 2.75%), 4/29/26	741,243	738,174
		3,105,379
Insurance†
Hub International Ltd., 2018 Term Loan B, 7.82%, (3-month LIBOR plus 3.00%), 4/25/25	220,672	220,302
Media†
Diamond Sports Group LLC, 2022 2nd Lien Term Loan, 8.03%, (3-month SOFR plus 3.25%), 8/24/26(3)(4)	604,828	34,651
DirecTV Financing LLC, Term Loan, 9.84%, (1-month LIBOR plus 5.00%), 8/2/27	589,423	568,592
Univision Communications, Inc., 2022 First Lien Term Loan B, 9.15%, (3-month SOFR plus 4.25%), 6/24/29	74,438	74,047
		677,290
Oil, Gas and Consumable Fuels — 0.1%
Ascent Resources - Utica, 2020 Fixed 2nd Lien Term Loan, 13.82%, (3-month LIBOR plus 9.00%), 11/1/25	2,381,000	2,528,824
Software — 0.1%
Cloud Software Group, Inc., 2022 USD Term Loan A, 9.50%, (3-month SOFR plus 4.50%), 9/29/28	1,275,000	1,155,921
Specialty Retail — 0.1%
Staples, Inc., 7 Year Term Loan, 9.81%, (3-month LIBOR plus 5.00%), 4/16/26	909,266	839,466
TOTAL BANK LOAN OBLIGATIONS (Cost $14,010,986)		12,967,126
COMMON STOCKS — 0.5%
Building Products†
Hardwood Holdings LLC (Acquired 4/27/21, Cost $12,630)(4)(7)	1,684	143,140
Diversified Telecommunication Services†
Intelsat SA(4)	32,303	787,386

	Principal Amount/Shares	Value
Energy Equipment and Services — 0.1%
Parker Drilling Co.(4)	11,530	$126,830
Superior Energy Services (Acquired 2/16/21, Cost $1,781,815)(7)	31,903	2,197,319
		2,324,149
Gas Utilities†
Ferrellgas Partners LP, Class B	364	54,964
IT Services — 0.2%
Carnelian Point Holdings LP(4)	2,222	3,095,401
Machinery†
UC Holdings, Inc. (Acquired 9/21/15 - 9/30/15, Cost $103,222)(4)(7)	4,088	31,682
Media†
Cumulus Media, Inc., Class A(4)	1	4
iHeartMedia, Inc., Class A(4)	342	1,334
TPC Holdings, Inc., A Shares (Acquired 11/16/22, Cost $97,580)(4)(7)	7,517	206,717
		208,055
Metals and Mining†
Petra Diamonds Ltd.(4)	108,200	100,107
Oil, Gas and Consumable Fuels — 0.2%
Athabasca Oil Corp. (Acquired 11/23/22 - 1/26/23, Cost $—)(4)(7)	532,456	1,272,570
Bruin Blocker LLC (Acquired 7/23/18 - 9/19/19, Cost $29,473)(4)(7)	1,651	1,420
Canvas Energy, Inc. (Acquired 6/26/18 - 7/1/22, Cost $1,472,667)(7)	29,188	1,313,460
Sabine Oil & Gas Holdings, Inc. (Acquired 5/30/17, Cost $578)(4)(7)	13	182
Summit Midstream Partners LP(4)	45,521	698,747
Warren Resources, Inc.(4)	960	—
		3,286,379
Pharmaceuticals†
Mallinckrodt PLC(4)	59,811	436,028
TOTAL COMMON STOCKS (Cost $13,949,697)		10,467,291
CONVERTIBLE BONDS — 0.1%
IT Services — 0.1%
Carnelian Point Holdings LP, 5.00% PIK, 6/30/28(1)	$235,339	1,074,229
Wireless Telecommunication Services†
Digicel Group Holdings Ltd., 7.00% PIK(1)(8)	177,682	20,672
TOTAL CONVERTIBLE BONDS (Cost $2,392,043)		1,094,901
WARRANTS†
Diversified Telecommunication Services†
Intelsat SA(4)	6	8
Hotels, Restaurants and Leisure†
CWT Travel Holdings Inc.(4)	7,905	498
CWT Travel Holdings Inc.(4)	8,321	1,569
		2,067
Independent Power and Renewable Electricity Producers†
Vistra Corp.(4)	1,215	127
Oil, Gas and Consumable Fuels†
California Resources Corp.(4)	66	561

	Principal Amount/Shares	Value
Denbury, Inc.(4)	8,187	$465,513
		466,074
TOTAL WARRANTS (Cost $2,454,786)		468,276
ESCROW INTERESTS†(9)
Banks†
Washington Mutual, Inc.(4)	$250,000	1,875
Diversified Telecommunication Services†
Intelsat Jackson Holdings SA(4)	2,950,000	295
Intelsat Jackson Holdings SA(4)	400,000	40
		335
Electric Utilities†
GenOn Energy, Inc.(4)	450,000	—
RRI Energy, Inc.(4)	75,000	—
		—
Energy Equipment and Services†
Basic Energy Services, Inc.(4)	275,000	5,500
Ground Transportation†
Hertz Corp.(4)	1,075,000	102,125
Oil, Gas and Consumable Fuels†
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.(4)	950,000	5,700
Gulfport Energy Corp.(4)	800,000	1,504
Gulfport Energy Corp.(4)	1,020,000	1,918
Gulfport Energy Corp.(4)	1,402,000	2,636
Sanchez Energy Corp.(4)	3,990,000	34,912
Sanchez Energy Corp.(4)	2,475,000	21,656
		68,326
Paper and Forest Products†
Appcion Esc(4)	200,000	—
TOTAL ESCROW INTERESTS (Cost $5,688,579)		178,161
RIGHTS†
Diversified Telecommunication Services†
Intelsat Jackson Holdings SA(4)	3,381	24,794
Intelsat Jackson Holdings SA(4)	3,381	22,540
		47,334
Independent Power and Renewable Electricity Producers†
Vistra Corp.	3,425	4,238
TOTAL RIGHTS (Cost $—)		51,572
SHORT-TERM INVESTMENTS — 1.4%
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $27,465,483)	27,465,483	27,465,483
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $2,128,017,806)		1,929,104,511
OTHER ASSETS AND LIABILITIES — 1.4%		27,662,314
TOTAL NET ASSETS — 100.0%		$1,956,766,825

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment in Kind. Security may elect to pay a cash rate and/or an in kind rate.
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,408,320,762, which represented 72.0% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security is in default.
(4)Non-income producing.
(5)Maturity is in default.
(6)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(7)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $5,166,490, which represented 0.3% of total net assets.
(8)Perpetual maturity with no stated maturity date.
(9)Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $2,128,017,806)	$1,929,104,511
Cash	410,695
Receivable for investments sold	1,526,658
Receivable for capital shares sold	1,338,719
Interest and dividends receivable	33,876,484
1,966,257,067

Liabilities
Payable for investments purchased	6,750,438
Payable for capital shares redeemed	1,531,928
Accrued management fees	496,311
Distribution and service fees payable	1,013
Dividends payable	710,552
9,490,242

Net Assets	$1,956,766,825

Net Assets Consist of:
Capital paid in	$2,236,266,726
Distributable earnings (loss)	(279,499,901)
$1,956,766,825

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$117,101,199	14,190,971	$8.25
I Class	$340,612,881	41,296,031	$8.25
Y Class	$208,456,999	25,269,742	$8.25
A Class	$4,864,970	589,500	$8.25
R5 Class	$175,537	21,277	$8.25
R6 Class	$267,183,232	32,402,301	$8.25
G Class	$1,018,372,007	123,471,399	$8.25
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $8.64 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$114,717,699
Dividends	820,057
115,537,756

Expenses:
Management fees	9,784,815
Distribution and service fees - A Class	12,010
Trustees' fees and expenses	110,278
Other expenses	575
9,907,678
Fees waived - G Class	(4,085,908)
5,821,770

Net investment income (loss)	109,715,986

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(51,205,995)
Change in net unrealized appreciation (depreciation) on investments	(90,874,088)

Net realized and unrealized gain (loss)	(142,080,083)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(32,364,097)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$109,715,986	$54,628,327
Net realized gain (loss)	(51,205,995)	20,859,563
Change in net unrealized appreciation (depreciation)	(90,874,088)	(69,293,689)
Net increase (decrease) in net assets resulting from operations	(32,364,097)	6,194,201

Distributions to Shareholders
From earnings:
Investor Class	(7,094,687)	(3,483,523)
I Class	(17,626,474)	(12,058,789)
Y Class	(19,715,121)	(34,173,571)
A Class	(291,752)	(321,642)
R5 Class	(10,585)	(8,628)
R6 Class	(14,804,778)	(16,182,933)
G Class	(54,494,228)	—
Decrease in net assets from distributions	(114,037,625)	(66,229,086)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,209,634,606	(117,591,464)

Net increase (decrease) in net assets	1,063,232,884	(177,626,349)

Net Assets
Beginning of period	893,533,941	1,071,160,290
End of period	$1,956,766,825	$893,533,941

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. Sale of the G Class commenced on May 19, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 28% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.  The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class	G Class
0.775%	0.675%	0.575%	0.775%	0.575%	0.525%	0.000%(1)
(1)Effective annual management fee before waiver was 0.525%.

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the period ended March 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 were $670,068,980 and $524,290,272, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023(1)		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	7,263,408	$59,053,505	11,280,954	$108,245,608
Issued in connection with reorganization (Note 9)	9,811,652	85,242,558	—	—
Issued in reinvestment of distributions	834,595	6,842,606	341,140	3,281,864
Redeemed	(10,370,806)	(85,005,102)	(9,167,809)	(87,486,644)
	7,538,849	66,133,567	2,454,285	24,040,828
I Class
Sold	50,187,897	416,530,541	18,006,378	175,661,516
Issued in reinvestment of distributions	2,143,221	17,556,964	1,253,489	12,058,667
Redeemed	(32,635,794)	(267,487,502)	(10,822,367)	(104,389,523)
	19,695,324	166,600,003	8,437,500	83,330,660
Y Class
Sold	12,853,239	106,904,217	22,158,408	216,138,407
Issued in reinvestment of distributions	1,136,636	9,378,711	1,348,978	13,010,723
Redeemed	(34,881,298)	(284,831,035)	(40,778,166)	(394,865,725)
	(20,891,423)	(168,548,107)	(17,270,780)	(165,716,595)
A Class
Sold	208,316	1,741,659	198,259	1,922,932
Issued in reinvestment of distributions	29,296	241,685	32,580	313,533
Redeemed	(313,584)	(2,715,138)	(55,905)	(540,450)
	(75,972)	(731,794)	174,934	1,696,015
R5 Class
Sold	2,164	17,860	7,465	72,363
Issued in reinvestment of distributions	1,284	10,585	898	8,628
Redeemed	(313)	(2,558)	(4,817)	(47,047)
	3,135	25,887	3,546	33,944
R6 Class
Sold	10,874,881	90,464,936	5,896,148	57,186,768
Issued in reinvestment of distributions	1,798,500	14,800,628	1,674,561	16,165,715
Redeemed	(3,101,112)	(25,618,355)	(13,856,051)	(134,328,799)
	9,572,269	79,647,209	(6,285,342)	(60,976,316)
G Class			N/A
Sold	12,897,141	105,777,478
Issued in connection with reorganization (Note 9)	111,810,857	971,606,241
Issued in reinvestment of distributions	6,680,368	54,493,544
Redeemed	(7,916,967)	(65,369,422)
	123,471,399	1,066,507,841
Net increase (decrease)	139,313,581	$1,209,634,606	(12,485,857)	$(117,591,464)
(1)May 19, 2022 (commencement of sale) through March 31, 2023 for the G Class.

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$1,848,548,020	—
Preferred Stocks	$1,305,319	26,558,362	—
Bank Loan Obligations	—	12,967,126	—
Common Stocks	2,535,513	7,931,778	—
Convertible Bonds	—	1,094,901	—
Warrants	466,201	2,075	—
Escrow Interests	—	178,161	—
Rights	—	51,572	—
Short-Term Investments	27,465,483	—	—
	$31,772,516	$1,897,331,995	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$112,494,589	$64,523,748
Long-term capital gains	$1,543,036	$1,705,338

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to merger adjustments, were made to capital $25,827,090 and distributable earnings (loss) $(25,827,090).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,132,675,123
Gross tax appreciation of investments	$18,633,115
Gross tax depreciation of investments	(222,203,727)
Net tax appreciation (depreciation) of investments	$(203,570,612)
Other book-to-tax adjustments	$(449,058)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(9,976,723)
Accumulated long-term capital losses	$(65,503,508)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Due to a shift in ownership of the fund, future capital loss carryover utilization in any given year is subject to Internal Revenue Code limitations. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.

9. Reorganization

On December 16, 2021, the Board of Trustees approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT High Income Fund, one fund in a series issued by the trust, were transferred to High Income Fund in exchange for shares of High Income Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of High Income Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on May 27, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On May 27, 2022, NT High Income Fund exchanged its shares for shares of High Income Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT High Income Fund - Investor Class	9,547,957	High Income Fund - Investor Class	9,811,652
NT High Income Fund - G Class	108,805,862	High Income Fund – G Class	111,810,857

The net assets of NT High Income Fund and High Income Fund immediately before the reorganization were $1,056,848,799 and $796,025,363, respectively. NT High Income Fund's unrealized depreciation of $(82,568,854) was combined with that of High Income Fund. Immediately after the reorganization, the combined net assets were $1,852,874,162.

Assuming the reorganization had been completed on April 1, 2022, the beginning of the annual reporting period, the pro forma results of operations for the period ended March 31, 2023 are as follows:

Net investment income (loss)	$120,533,688
Net realized and unrealized gain (loss)	(191,033,995)
Net increase (decrease) in net assets resulting from operations	$(70,500,307)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT High Income Fund that have been included in the fund’s Statement of Operations since May 27, 2022.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$9.13	0.49	(0.85)	(0.36)	(0.50)	(0.02)	(0.52)	$8.25	(3.76)%	0.78%	0.78%	6.02%	6.02%	31%	$117,101
2022	$9.71	0.47	(0.47)	—	(0.48)	(0.10)	(0.58)	$9.13	(0.19)%	0.78%	0.78%	4.84%	4.84%	49%	$60,727
2021	$8.15	0.48	1.57	2.05	(0.49)	—	(0.49)	$9.71	25.69%	0.78%	0.78%	5.21%	5.21%	52%	$40,746
2020	$9.32	0.48	(1.16)	(0.68)	(0.49)	—	(0.49)	$8.15	(7.76)%	0.78%	0.78%	5.14%	5.14%	55%	$16,377
2019	$9.43	0.53	(0.11)	0.42	(0.53)	—	(0.53)	$9.32	4.65%	0.78%	0.78%	5.73%	5.73%	43%	$16,796
I Class
2023	$9.12	0.51	(0.85)	(0.34)	(0.51)	(0.02)	(0.53)	$8.25	(3.56)%	0.68%	0.68%	6.12%	6.12%	31%	$340,613
2022	$9.70	0.48	(0.47)	0.01	(0.49)	(0.10)	(0.59)	$9.12	(0.10)%	0.68%	0.68%	4.94%	4.94%	49%	$197,087
2021	$8.15	0.49	1.56	2.05	(0.50)	—	(0.50)	$9.70	25.68%	0.68%	0.68%	5.31%	5.31%	52%	$127,684
2020	$9.32	0.48	(1.15)	(0.67)	(0.50)	—	(0.50)	$8.15	(7.66)%	0.68%	0.68%	5.24%	5.24%	55%	$54,346
2019	$9.42	0.54	(0.10)	0.44	(0.54)	—	(0.54)	$9.32	4.86%	0.68%	0.68%	5.83%	5.83%	43%	$24,825

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$9.13	0.51	(0.85)	(0.34)	(0.52)	(0.02)	(0.54)	$8.25	(3.57)%	0.58%	0.58%	6.22%	6.22%	31%	$208,457
2022	$9.70	0.49	(0.46)	0.03	(0.50)	(0.10)	(0.60)	$9.13	0.11%	0.58%	0.58%	5.04%	5.04%	49%	$421,257
2021	$8.15	0.50	1.56	2.06	(0.51)	—	(0.51)	$9.70	25.81%	0.58%	0.58%	5.41%	5.41%	52%	$615,479
2020	$9.32	0.49	(1.15)	(0.66)	(0.51)	—	(0.51)	$8.15	(7.57)%	0.58%	0.58%	5.34%	5.34%	55%	$291,873
2019	$9.42	0.55	(0.10)	0.45	(0.55)	—	(0.55)	$9.32	4.97%	0.58%	0.58%	5.93%	5.93%	43%	$125,104
A Class
2023	$9.13	0.47	(0.85)	(0.38)	(0.48)	(0.02)	(0.50)	$8.25	(4.00)%	1.03%	1.03%	5.77%	5.77%	31%	$4,865
2022	$9.71	0.45	(0.47)	(0.02)	(0.46)	(0.10)	(0.56)	$9.13	(0.44)%	1.03%	1.03%	4.59%	4.59%	49%	$6,075
2021	$8.15	0.46	1.57	2.03	(0.47)	—	(0.47)	$9.71	25.38%	1.03%	1.03%	4.96%	4.96%	52%	$4,761
2020	$9.32	0.45	(1.15)	(0.70)	(0.47)	—	(0.47)	$8.15	(7.99)%	1.03%	1.03%	4.89%	4.89%	55%	$2,793
2019	$9.42	0.51	(0.10)	0.41	(0.51)	—	(0.51)	$9.32	4.50%	1.03%	1.03%	5.48%	5.48%	43%	$924
R5 Class
2023	$9.13	0.51	(0.85)	(0.34)	(0.52)	(0.02)	(0.54)	$8.25	(3.57)%	0.58%	0.58%	6.22%	6.22%	31%	$176
2022	$9.70	0.49	(0.46)	0.03	(0.50)	(0.10)	(0.60)	$9.13	0.12%	0.58%	0.58%	5.04%	5.04%	49%	$166
2021	$8.15	0.50	1.56	2.06	(0.51)	—	(0.51)	$9.70	25.81%	0.58%	0.58%	5.41%	5.41%	52%	$142
2020	$9.32	0.50	(1.16)	(0.66)	(0.51)	—	(0.51)	$8.15	(7.56)%	0.58%	0.58%	5.34%	5.34%	55%	$106
2019	$9.42	0.55	(0.10)	0.45	(0.55)	—	(0.55)	$9.32	4.96%	0.58%	0.58%	5.93%	5.93%	43%	$146

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2023	$9.12	0.52	(0.84)	(0.32)	(0.53)	(0.02)	(0.55)	$8.25	(3.41)%	0.53%	0.53%	6.27%	6.27%	31%	$267,183
2022	$9.70	0.49	(0.47)	0.02	(0.50)	(0.10)	(0.60)	$9.12	0.05%	0.53%	0.53%	5.09%	5.09%	49%	$208,223
2021	$8.14	0.50	1.58	2.08	(0.52)	—	(0.52)	$9.70	25.87%	0.53%	0.53%	5.46%	5.46%	52%	$282,349
2020	$9.32	0.50	(1.16)	(0.66)	(0.52)	—	(0.52)	$8.14	(7.53)%	0.53%	0.53%	5.39%	5.39%	55%	$105,526
2019	$9.42	0.56	(0.10)	0.46	(0.56)	—	(0.56)	$9.32	5.02%	0.53%	0.53%	5.98%	5.98%	43%	$97,599
G Class
2023(3)	$8.41	0.48	(0.12)	0.36	(0.50)	(0.02)	(0.52)	$8.25	4.39%	0.00%(4)(5)	0.53%(4)	6.82%(4)	6.29%(4)	31%(6)	$1,018,372

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)May 19, 2022 (commencement of sale) through March 31, 2023.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2023.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of High Income Fund of the American Century Investment Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2023.

For corporate taxpayers, the fund hereby designates $820,057, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,543,036, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2023.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93333 2305

Annual Report

March 31, 2023

High-Yield Fund
Investor Class (ABHIX)
I Class (AHYHX)
Y Class (AHYLX)
A Class (AHYVX)
C Class (AHDCX)
R Class (AHYRX)
R5 Class (ACYIX)
R6 Class (AHYDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	-4.61%	2.14%	2.76%	—	9/30/97
Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index	—	-3.35%	3.19%	4.09%	—	—
I Class	AHYHX	-4.49%	2.25%	—	2.24%	4/10/17
Y Class	AHYLX	-4.40%	2.35%	—	2.34%	4/10/17
A Class	AHYVX					3/8/02
No sales charge		-4.84%	1.85%	2.51%	—
With sales charge		-9.13%	0.92%	2.04%	—
C Class	AHDCX	-5.56%	1.13%	1.74%	—	12/10/01
R Class	AHYRX	-5.08%	1.63%	2.25%	—	7/29/05
R5 Class	ACYIX	-4.59%	2.31%	2.97%	—	8/2/04
R6 Class	AHYDX	-4.37%	2.40%	—	3.07%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $13,135

Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index — $14,936

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.80%	0.70%	0.60%	1.05%	1.80%	1.30%	0.60%	0.55%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jeffrey Houston, Gavin Fleischman and Charles Tan

Performance Summary

High-Yield returned -4.61%* for the 12 months ended March 31, 2023, compared with the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, which returned -3.35%. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated through March but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, yields rose sharply across the yield curve. This dynamic contributed to negative 12-month returns for most investment-grade bond market sectors, including Treasuries, mortgage-backed securities and corporate bonds. Concerns about slowing economic and earnings growth and a potential recession weighed on high-yield corporates, but the asset class generally fared better than investment-grade bonds and U.S. stocks.

Sector Allocations Detracted

Our sector allocations detracted from relative performance, largely due to consumer noncyclicals companies and the energy sector. Among consumer noncyclicals issuers, our overweight position versus the index in pharmaceuticals companies was a main detractor. In the energy sector, our underweight position in the oil field services industry, which delivered relatively strong performance, weighed on results.

From a quality perspective, an out-of-index position in investment-grade securities with BBB credit ratings modestly detracted. This was largely due to the position’s longer average duration, which hindered results as yields rose for the 12-month period.

On a positive note, our overweight position to the gaming industry and underweight to the retail sector aided relative performance.

Security Selection Added Value

Our security selection efforts were positive overall, particularly among consumer noncyclicals companies. Our selections in the pharmaceuticals industry boosted results due to our preference for higher quality holdings. Additionally, we underweighted Bausch Health, which significantly underperformed. In the energy sector, our investments in higher quality midstream companies aided relative performance.

Detractors included selections in the gaming industry, where our holdings in PENN Entertainment and Station Casinos underperformed their peers. In the finance sector, our position in longer-duration Air Lease Corporation, an aircraft leasing company, weighed on results. Elsewhere in the aircraft leasing industry, a position in Aircastle hybrid securities detracted. By period-end, we had exited our stakes in PENN Entertainment and Air Lease Corporation.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
Corporate Bonds	85.3%
Exchange-Traded Funds	4.5%
Bank Loan Obligations	1.8%
Preferred Stocks	1.2%
Short-Term Investments	18.9%
Other Assets and Liabilities	(11.7)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,068.10	$4.02	0.78%
I Class	$1,000	$1,068.50	$3.51	0.68%
Y Class	$1,000	$1,071.30	$3.00	0.58%
A Class	$1,000	$1,066.80	$5.31	1.03%
C Class	$1,000	$1,062.80	$9.15	1.78%
R Class	$1,000	$1,065.40	$6.59	1.28%
R5 Class	$1,000	$1,069.10	$2.99	0.58%
R6 Class	$1,000	$1,069.40	$2.73	0.53%
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
I Class	$1,000	$1,021.54	$3.43	0.68%
Y Class	$1,000	$1,022.04	$2.92	0.58%
A Class	$1,000	$1,019.80	$5.19	1.03%
C Class	$1,000	$1,016.06	$8.95	1.78%
R Class	$1,000	$1,018.55	$6.44	1.28%
R5 Class	$1,000	$1,022.04	$2.92	0.58%
R6 Class	$1,000	$1,022.29	$2.67	0.53%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Principal Amount/Shares	Value
CORPORATE BONDS — 85.3%
Aerospace and Defense — 2.3%
Bombardier, Inc., 7.50%, 3/15/25(1)	$113,000	$113,105
Bombardier, Inc., 7.50%, 2/1/29(1)	175,000	178,937
Rolls-Royce PLC, 5.75%, 10/15/27(1)	250,000	249,279
TransDigm, Inc., 6.375%, 6/15/26	520,000	508,849
TransDigm, Inc., 6.75%, 8/15/28(1)	600,000	606,750
TransDigm, Inc., 4.625%, 1/15/29	500,000	445,020
		2,101,940
Air Freight and Logistics — 0.7%
GXO Logistics, Inc., 2.65%, 7/15/31	280,000	218,024
Rand Parent LLC, 8.50%, 2/15/30(1)	495,000	465,832
		683,856
Automobile Components — 0.2%
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	160,000	157,422
Automobiles — 2.1%
Ford Motor Co., 6.10%, 8/19/32(2)	500,000	485,230
Ford Motor Credit Co. LLC, 4.95%, 5/28/27	500,000	477,650
Ford Motor Credit Co. LLC, 7.35%, 11/4/27	250,000	258,127
Ford Motor Credit Co. LLC, 2.90%, 2/10/29	418,000	346,604
Ford Motor Credit Co. LLC, 3.625%, 6/17/31	500,000	412,668
		1,980,279
Banks — 0.5%
HSBC Holdings PLC, 4.25%, 3/14/24	470,000	457,947
Broadline Retail — 0.9%
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)(2)	250,000	231,540
Macy's Retail Holdings LLC, 5.875%, 3/15/30(1)	95,000	84,428
Macy's Retail Holdings LLC, 6.125%, 3/15/32(1)	550,000	484,654
		800,622
Building Products — 0.8%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	120,000	111,245
Standard Industries, Inc., 4.375%, 7/15/30(1)	750,000	653,348
		764,593
Capital Markets — 0.3%
Deutsche Bank AG, VRN, 4.30%, 5/24/28	301,000	296,916
Chemicals — 3.3%
Celanese US Holdings LLC, 6.17%, 7/15/27	750,000	755,343
Chemours Co., 5.75%, 11/15/28(1)	400,000	357,570
Chemours Co., 4.625%, 11/15/29(1)	400,000	330,363
Olin Corp., 5.125%, 9/15/27	360,000	345,602
Olin Corp., 5.625%, 8/1/29	500,000	482,474
Tronox, Inc., 4.625%, 3/15/29(1)	490,000	410,897
Valvoline, Inc., 3.625%, 6/15/31(1)	500,000	425,145
		3,107,394
Commercial Services and Supplies — 2.0%
Clean Harbors, Inc., 4.875%, 7/15/27(1)	500,000	482,749
Clean Harbors, Inc., 6.375%, 2/1/31(1)	245,000	250,218
9

	Principal Amount/Shares	Value
GFL Environmental, Inc., 4.00%, 8/1/28(1)	$700,000	$636,629
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	500,000	495,050
		1,864,646
Consumer Finance — 0.8%
Navient Corp., 6.125%, 3/25/24	240,000	237,022
OneMain Finance Corp., 8.25%, 10/1/23	465,000	466,883
		703,905
Consumer Staples Distribution & Retail — 1.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(1)	600,000	522,620
United Natural Foods, Inc., 6.75%, 10/15/28(1)(2)	550,000	511,671
		1,034,291
Containers and Packaging — 4.3%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)	800,000	612,960
Ball Corp., 6.875%, 3/15/28	305,000	315,986
Berry Global, Inc., 5.50%, 4/15/28(1)	500,000	498,616
Graphic Packaging International LLC, 4.125%, 8/15/24	800,000	782,140
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25(1)	530,000	522,183
Sealed Air Corp., 5.125%, 12/1/24(1)	440,000	437,417
Sealed Air Corp., 5.00%, 4/15/29(1)	380,000	357,558
Sealed Air Corp. / Sealed Air Corp. US, 6.125%, 2/1/28(1)	450,000	455,490
		3,982,350
Diversified REITs — 2.0%
Iron Mountain, Inc., 4.875%, 9/15/29(1)	1,300,000	1,169,844
SBA Communications Corp., 3.125%, 2/1/29	300,000	261,256
VICI Properties LP / VICI Note Co., Inc., 3.50%, 2/15/25(1)	500,000	474,482
		1,905,582
Diversified Telecommunication Services — 2.7%
Frontier Communications Holdings LLC, 8.75%, 5/15/30(1)	600,000	598,251
Hughes Satellite Systems Corp., 5.25%, 8/1/26	480,000	455,873
Level 3 Financing, Inc., 3.40%, 3/1/27(1)	600,000	475,105
Telecom Italia Capital SA, 6.375%, 11/15/33	1,080,000	978,977
		2,508,206
Electric Utilities — 0.3%
American Electric Power Co., Inc., VRN, 3.875%, 2/15/62	330,000	264,548
Electrical Equipment — 0.3%
Regal Rexnord Corp., 6.40%, 4/15/33(1)	233,000	233,421
Electronic Equipment, Instruments and Components — 0.4%
Sensata Technologies BV, 5.875%, 9/1/30(1)	385,000	381,978
Entertainment — 1.4%
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	750,000	673,125
Netflix, Inc., 4.875%, 6/15/30(1)	600,000	597,942
		1,271,067
Financial Services — 0.8%
LPL Holdings, Inc., 4.625%, 11/15/27(1)	532,000	503,219
SLM Corp., 4.20%, 10/29/25	265,000	238,752
		741,971
Food Products — 1.0%
Kraft Heinz Foods Co., 4.375%, 6/1/46	500,000	436,043
Lamb Weston Holdings, Inc., 4.375%, 1/31/32(1)	550,000	499,294
		935,337
10

	Principal Amount/Shares	Value
Ground Transportation — 2.3%
Ashtead Capital, Inc., 5.50%, 8/11/32(1)	$300,000	$295,293
Uber Technologies, Inc., 7.50%, 5/15/25(1)	450,000	456,211
United Rentals North America, Inc., 4.875%, 1/15/28	500,000	478,650
United Rentals North America, Inc., 6.00%, 12/15/29(1)	500,000	507,365
United Rentals North America, Inc., 3.875%, 2/15/31	500,000	441,800
		2,179,319
Health Care Equipment and Supplies — 2.1%
Avantor Funding, Inc., 3.875%, 11/1/29(1)	560,000	501,715
Garden Spinco Corp., 8.625%, 7/20/30(1)	500,000	534,748
Hologic, Inc., 3.25%, 2/15/29(1)	350,000	311,699
Medline Borrower LP, 5.25%, 10/1/29(1)(2)	650,000	564,569
		1,912,731
Health Care Providers and Services — 7.7%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	485,000	470,280
AHP Health Partners, Inc., 5.75%, 7/15/29(1)	100,000	84,260
Centene Corp., 4.625%, 12/15/29	320,000	301,165
CHS / Community Health Systems, Inc., 5.625%, 3/15/27(1)	400,000	351,576
CHS / Community Health Systems, Inc., 6.875%, 4/15/29(1)	250,000	155,075
CHS / Community Health Systems, Inc., 4.75%, 2/15/31(1)	400,000	295,720
DaVita, Inc., 4.625%, 6/1/30(1)	650,000	555,425
Encompass Health Corp., 4.75%, 2/1/30	250,000	227,575
HCA, Inc., 7.69%, 6/15/25	500,000	517,491
LifePoint Health, Inc., 5.375%, 1/15/29(1)	300,000	183,750
Molina Healthcare, Inc., 4.375%, 6/15/28(1)	420,000	391,104
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	100,000	87,342
Option Care Health, Inc., 4.375%, 10/31/29(1)	500,000	442,107
Owens & Minor, Inc., 4.50%, 3/31/29(1)(2)	350,000	273,473
Owens & Minor, Inc., 6.625%, 4/1/30(1)	500,000	429,825
Surgery Center Holdings, Inc., 10.00%, 4/15/27(1)(2)	1,100,000	1,122,649
Tenet Healthcare Corp., 6.125%, 10/1/28	610,000	585,200
Tenet Healthcare Corp., 6.125%, 6/15/30(1)	650,000	641,810
		7,115,827
Hotels, Restaurants and Leisure — 9.6%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	1,090,000	1,007,334
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 4/15/29(1)(2)	300,000	268,901
Boyd Gaming Corp., 4.75%, 12/1/27(2)	400,000	384,000
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)(2)	929,000	813,372
Caesars Entertainment, Inc., 7.00%, 2/15/30(1)	100,000	101,842
Carnival Corp., 5.75%, 3/1/27(1)	600,000	492,849
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)	380,000	367,363
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(1)	670,000	587,322
International Game Technology PLC, 5.25%, 1/15/29(1)	1,070,000	1,025,595
MGM Resorts International, 4.625%, 9/1/26	215,000	203,604
Royal Caribbean Cruises Ltd., 5.375%, 7/15/27(1)	1,000,000	891,875
Royal Caribbean Cruises Ltd., 7.25%, 1/15/30(1)	500,000	503,575
Scientific Games International, Inc., 7.25%, 11/15/29(1)	1,010,000	1,012,868
Six Flags Entertainment Corp., 4.875%, 7/31/24(1)	500,000	492,971
Station Casinos LLC, 4.625%, 12/1/31(1)	590,000	498,824
11

	Principal Amount/Shares	Value
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	$325,000	$307,509
		8,959,804
Household Durables — 1.1%
KB Home, 7.25%, 7/15/30	550,000	558,518
Meritage Homes Corp., 5.125%, 6/6/27	230,000	224,009
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	325,000	271,710
		1,054,237
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp., 4.625%, 2/1/29(1)	200,000	172,958
Insurance — 0.4%
SBL Holdings, Inc., VRN, 6.50%(1)(3)	503,000	355,873
Life Sciences Tools and Services — 0.5%
Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)	500,000	468,550
Machinery — 1.0%
Chart Industries, Inc., 9.50%, 1/1/31(1)	327,000	345,297
GrafTech Finance, Inc., 4.625%, 12/15/28(1)	750,000	626,325
		971,622
Media — 8.1%
CCO Holdings LLC / CCO Holdings Capital Corp., 6.375%, 9/1/29(1)	500,000	477,950
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	2,402,000	1,966,830
CSC Holdings LLC, 5.375%, 2/1/28(1)(2)	350,000	287,072
CSC Holdings LLC, 7.50%, 4/1/28(1)(2)	680,000	434,112
CSC Holdings LLC, 4.50%, 11/15/31(1)	365,000	263,519
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	250,000	226,665
DISH DBS Corp., 5.25%, 12/1/26(1)	435,000	347,900
DISH Network Corp., 11.75%, 11/15/27(1)	180,000	174,790
Gray Escrow II, Inc., 5.375%, 11/15/31(1)	496,000	329,907
Gray Television, Inc., 7.00%, 5/15/27(1)(2)	475,000	398,135
iHeartCommunications, Inc., 8.375%, 5/1/27(2)	505,000	367,850
Nexstar Media, Inc., 5.625%, 7/15/27(1)	400,000	370,054
Paramount Global, VRN, 6.25%, 2/28/57	355,000	266,012
Paramount Global, VRN, 6.375%, 3/30/62	290,000	230,145
Sirius XM Radio, Inc., 4.00%, 7/15/28(1)	500,000	430,000
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	379,000	345,347
Univision Communications, Inc., 5.125%, 2/15/25(1)	375,000	368,762
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)	270,000	232,512
		7,517,562
Metals and Mining — 3.1%
ATI, Inc., 4.875%, 10/1/29	690,000	628,991
Cleveland-Cliffs, Inc., 7.00%, 3/15/27	400,000	391,986
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)(2)	875,000	803,781
Kaiser Aluminum Corp., 4.50%, 6/1/31(1)	800,000	658,000
Novelis Corp., 3.875%, 8/15/31(1)	251,000	211,774
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)	250,000	223,540
		2,918,072
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 10/1/25(1)	436,000	384,050
12

	Principal Amount/Shares	Value
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	$354,000	$280,000
		664,050
Multi-Utilities — 0.6%
Sempra Energy, VRN, 4.125%, 4/1/52	650,000	525,538
Oil, Gas and Consumable Fuels — 10.6%
Antero Resources Corp., 7.625%, 2/1/29(1)(2)	244,000	249,729
Antero Resources Corp., 5.375%, 3/1/30(1)(2)	370,000	344,609
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	750,000	743,175
Callon Petroleum Co., 7.50%, 6/15/30(1)(2)	250,000	235,241
CNX Resources Corp., 7.375%, 1/15/31(1)(2)	1,000,000	986,145
Crescent Energy Finance LLC, 9.25%, 2/15/28(1)	300,000	287,926
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	460,000	449,788
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29(1)	800,000	746,240
EnLink Midstream LLC, 6.50%, 9/1/30(1)(2)	1,333,000	1,349,396
EnLink Midstream Partners LP, 4.85%, 7/15/26	350,000	337,237
EQM Midstream Partners LP, 7.50%, 6/1/27(1)	360,000	361,789
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	365,000	310,723
MEG Energy Corp., 5.875%, 2/1/29(1)	375,000	361,654
Occidental Petroleum Corp., 6.375%, 9/1/28	1,200,000	1,243,812
Occidental Petroleum Corp., 6.45%, 9/15/36	500,000	526,250
Southwestern Energy Co., 5.70%, 1/23/25	76,000	76,114
Southwestern Energy Co., 5.375%, 3/15/30	850,000	800,122
Western Midstream Operating LP, 3.95%, 6/1/25	500,000	479,017
		9,888,967
Passenger Airlines — 1.1%
American Airlines, Inc., 7.25%, 2/15/28(1)	260,000	253,101
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	262,846	258,993
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	525,000	528,775
		1,040,869
Pharmaceuticals — 4.1%
1375209 BC Ltd., 9.00%, 1/30/28(1)	88,000	87,340
180 Medical, Inc., 3.875%, 10/15/29(1)	700,000	619,574
AdaptHealth LLC, 4.625%, 8/1/29(1)	375,000	312,615
Bausch Health Cos., Inc., 4.875%, 6/1/28(1)	300,000	177,270
Bausch Health Cos., Inc., 11.00%, 9/30/28(1)	158,000	117,053
Elanco Animal Health, Inc., 6.65%, 8/28/28(2)	250,000	236,743
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	750,000	761,970
Jazz Securities DAC, 4.375%, 1/15/29(1)	367,000	337,970
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/31(1)	750,000	666,433
Perrigo Finance Unlimited Co., 4.40%, 6/15/30	250,000	224,758
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	300,000	271,794
		3,813,520
Specialty Retail — 0.9%
PetSmart, Inc. / PetSmart Finance Corp., 7.75%, 2/15/29(1)	750,000	737,010
13

	Principal Amount/Shares	Value
Sonic Automotive, Inc., 4.625%, 11/15/29(1)(2)	$100,000	$83,890
		820,900
Technology Hardware, Storage and Peripherals — 0.9%
Seagate HDD Cayman, 9.625%, 12/1/32(1)	748,800	839,927
Trading Companies and Distributors — 0.2%
Aircastle Ltd., 5.25%, 8/11/25(1)	150,000	146,739
Wireless Telecommunication Services — 1.9%
Sprint LLC, 7.125%, 6/15/24	550,000	559,609
Sprint LLC, 7.625%, 2/15/25	280,000	290,602
T-Mobile USA, Inc., 3.375%, 4/15/29	990,000	903,462
		1,753,673
TOTAL CORPORATE BONDS (Cost $85,649,864)		79,299,009
EXCHANGE-TRADED FUNDS — 4.5%
iShares Broad USD High Yield Corporate Bond ETF(2)	30,600	1,087,830
iShares iBoxx High Yield Corporate Bond ETF(2)	25,800	1,949,190
SPDR Bloomberg Short Term High Yield Bond ETF(2)	44,700	1,110,348
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,278,792)		4,147,368
BANK LOAN OBLIGATIONS(4) — 1.8%
Consumer Staples Distribution & Retail — 0.3%
United Natural Foods, Inc., Term Loan B, 8.17%, (1-month SOFR plus 3.25%), 10/22/25	$272,955	273,467
Health Care Equipment and Supplies — 0.5%
Medline Borrower LP, USD Term Loan B, 8.09%, (1-month LIBOR plus 3.25%), 10/23/28	498,741	486,935
Passenger Airlines — 0.5%
American Airlines, Inc., 2023 Term Loan B, 8.15%, (6-month SOFR plus 2.75%), 2/15/28	485,000	474,997
Pharmaceuticals — 0.5%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 6.56%, (1-month LIBOR plus 1.75%), 3/15/28	450,800	450,482
TOTAL BANK LOAN OBLIGATIONS (Cost $1,684,483)		1,685,881
PREFERRED STOCKS — 1.2%
Banks — 0.7%
BNP Paribas SA, 7.75%(1)	265,000	254,321
Lloyds Banking Group PLC, 8.00%	450,000	415,687
		670,008
Insurance — 0.1%
Allianz SE, 3.20%(1)	200,000	140,798
Trading Companies and Distributors — 0.4%
Aircastle Ltd., 5.25%(1)	454,000	333,508
TOTAL PREFERRED STOCKS (Cost $1,341,692)		1,144,314
SHORT-TERM INVESTMENTS — 18.9%
Money Market Funds — 12.2%
State Street Navigator Securities Lending Government Money Market Portfolio(5)	11,341,090	11,341,090
Repurchase Agreements — 6.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $1,661,616), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $1,603,306)		1,602,682
14

	Principal Amount/Shares	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $4,727,749), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $4,636,858)		$4,635,000
		6,237,682
TOTAL SHORT-TERM INVESTMENTS (Cost $17,578,772)		17,578,772
TOTAL INVESTMENT SECURITIES — 111.7% (Cost $110,533,603)		103,855,344
OTHER ASSETS AND LIABILITIES — (11.7)%		(10,859,585)
TOTAL NET ASSETS — 100.0%		$92,995,759

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment in Kind. Security may elect to pay a cash rate and/or an in kind rate.
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $57,367,860, which represented 61.7% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $12,879,090. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Perpetual maturity with no stated maturity date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $13,351,420, which includes securities collateral of $2,010,330.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $99,192,513) — including $12,879,090 of securities on loan	$92,514,254
Investment made with cash collateral received for securities on loan, at value (cost of $11,341,090)	11,341,090
Total investment securities, at value (cost of $110,533,603)	103,855,344
Cash	6,392
Receivable for investments sold	976,090
Receivable for capital shares sold	5,322
Interest and dividends receivable	1,250,865
Securities lending receivable	8,764
106,102,777

Liabilities
Payable for collateral received for securities on loan	11,341,090
Payable for investments purchased	1,504,423
Payable for capital shares redeemed	140,319
Accrued management fees	60,242
Distribution and service fees payable	2,944
Dividends payable	58,000
13,107,018

Net Assets	$92,995,759

Net Assets Consist of:
Capital paid in	$145,880,369
Distributable earnings (loss)	(52,884,610)
$92,995,759

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$77,430,570	15,778,969	$4.91
I Class	$4,202,155	853,981	$4.92
Y Class	$14,647	2,980	$4.92
A Class	$8,676,502	1,766,455	$4.91
C Class	$680,549	138,588	$4.91
R Class	$1,255,601	255,694	$4.91
R5 Class	$488,448	99,426	$4.91
R6 Class	$247,287	50,401	$4.91
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $5.14 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$5,307,204
Dividends	231,335
Securities lending, net	89,040
5,627,579

Expenses:
Management fees	760,541
Distribution and service fees:
A Class	24,990
C Class	7,260
R Class	5,705
Trustees' fees and expenses	6,535
805,031

Net investment income (loss)	4,822,548

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(7,995,470)
Change in net unrealized appreciation (depreciation) on investments	(2,437,373)

Net realized and unrealized gain (loss)	(10,432,843)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,610,295)

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$4,822,548	$5,534,697
Net realized gain (loss)	(7,995,470)	2,535,163
Change in net unrealized appreciation (depreciation)	(2,437,373)	(8,886,842)
Net increase (decrease) in net assets resulting from operations	(5,610,295)	(816,982)

Distributions to Shareholders
From earnings:
Investor Class	(4,058,219)	(3,978,645)
I Class	(287,606)	(286,588)
Y Class	(478)	(792,613)
A Class	(470,998)	(482,843)
C Class	(28,907)	(31,668)
R Class	(51,483)	(40,695)
R5 Class	(26,630)	(24,677)
R6 Class	(15,242)	(15,606)
Decrease in net assets from distributions	(4,939,563)	(5,653,335)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(14,578,019)	(15,577,018)

Net increase (decrease) in net assets	(25,127,877)	(22,047,335)

Net Assets
Beginning of period	118,123,636	140,170,971
End of period	$92,995,759	$118,123,636

See Notes to Financial Statements.
18

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and bank loan obligations are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

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If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

20

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$8,161,630	—	—	—	$8,161,630
Exchange-Traded Funds	3,179,460	—	—	—	3,179,460
Total Borrowings	$11,341,090	—	—	—	$11,341,090
Gross amount of recognized liabilities for securities lending transactions					$11,341,090
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

21

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4725% to 0.5900%	0.2500% to 0.3100%	0.77%
I Class		0.1500% to 0.2100%	0.67%
Y Class		0.0500% to 0.1100%	0.57%
A Class		0.2500% to 0.3100%	0.77%
C Class		0.2500% to 0.3100%	0.77%
R Class		0.2500% to 0.3100%	0.77%
R5 Class		0.0500% to 0.1100%	0.57%
R6 Class		0.0000% to 0.0600%	0.52%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 were $39,645,720 and $53,085,662, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,771,772	$13,723,392	5,014,658	$28,633,607
Issued in reinvestment of distributions	701,749	3,459,510	598,483	3,406,113
Redeemed	(4,363,555)	(21,604,084)	(5,914,336)	(33,537,797)
	(890,034)	(4,421,182)	(301,195)	(1,498,077)
I Class
Sold	414,187	2,112,096	2,069,782	11,516,094
Issued in reinvestment of distributions	57,958	287,588	50,499	286,587
Redeemed	(2,056,475)	(10,534,745)	(605,533)	(3,395,355)
	(1,584,330)	(8,135,061)	1,514,748	8,407,326
Y Class
Sold	1,775	8,569	879,316	5,060,291
Issued in reinvestment of distributions	97	478	137,966	792,603
Redeemed	(1)	(4)	(4,720,979)	(26,756,348)
	1,871	9,043	(3,703,697)	(20,903,454)
A Class
Sold	53,246	264,198	187,232	1,062,588
Issued in reinvestment of distributions	89,196	440,116	79,549	453,079
Redeemed	(579,949)	(2,877,271)	(482,228)	(2,760,039)
	(437,507)	(2,172,957)	(215,447)	(1,244,372)
C Class
Sold	23,794	120,091	1,539	8,850
Issued in reinvestment of distributions	5,864	28,895	5,549	31,648
Redeemed	(41,926)	(206,321)	(71,211)	(407,297)
	(12,268)	(57,335)	(64,123)	(366,799)
R Class
Sold	108,206	541,148	98,160	561,378
Issued in reinvestment of distributions	10,361	51,029	7,044	40,088
Redeemed	(59,798)	(297,676)	(120,018)	(680,417)
	58,769	294,501	(14,814)	(78,951)
R5 Class
Sold	9,464	46,859	34,072	194,531
Issued in reinvestment of distributions	5,397	26,630	4,335	24,677
Redeemed	(24,061)	(117,827)	(16,328)	(93,543)
	(9,200)	(44,338)	22,079	125,665
R6 Class
Sold	9,434	46,555	21,910	124,880
Issued in reinvestment of distributions	3,093	15,242	2,744	15,606
Redeemed	(22,894)	(112,487)	(27,941)	(158,842)
	(10,367)	(50,690)	(3,287)	(18,356)
Net increase (decrease)	(2,883,066)	$(14,578,019)	(2,765,736)	$(15,577,018)

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6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$79,299,009	—
Exchange-Traded Funds	$4,147,368	—	—
Bank Loan Obligations	—	1,685,881	—
Preferred Stocks	—	1,144,314	—
Short-Term Investments	11,341,090	6,237,682	—
	$15,488,458	$88,366,886	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

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8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$4,939,563	$5,653,335
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$110,574,268
Gross tax appreciation of investments	$609,380
Gross tax depreciation of investments	(7,328,304)
Net tax appreciation (depreciation) of investments	$(6,718,924)
Other book-to-tax adjustments	$(24,466)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(5,955,553)
Accumulated long-term capital losses	$(40,185,667)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to excess premium amortization.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$5.41	0.24	(0.49)	(0.25)	(0.25)	$4.91	(4.61)%	0.78%	0.78%	4.85%	4.85%	43%	$77,431
2022	$5.70	0.22	(0.28)	(0.06)	(0.23)	$5.41	(1.23)%	0.77%	0.77%	3.90%	3.90%	83%	$90,165
2021	$5.02	0.23	0.69	0.92	(0.24)	$5.70	18.52%	0.78%	0.78%	4.25%	4.25%	100%	$96,679
2020	$5.54	0.25	(0.51)	(0.26)	(0.26)	$5.02	(5.09)%	0.78%	0.81%	4.55%	4.52%	38%	$89,168
2019	$5.57	0.29	(0.03)	0.26	(0.29)	$5.54	4.91%	0.79%	0.86%	5.22%	5.15%	24%	$110,624
I Class
2023	$5.42	0.24	(0.49)	(0.25)	(0.25)	$4.92	(4.49)%	0.68%	0.68%	4.95%	4.95%	43%	$4,202
2022	$5.71	0.23	(0.29)	(0.06)	(0.23)	$5.42	(1.12)%	0.67%	0.67%	4.00%	4.00%	83%	$13,220
2021	$5.03	0.24	0.68	0.92	(0.24)	$5.71	18.61%	0.68%	0.68%	4.35%	4.35%	100%	$5,273
2020	$5.55	0.26	(0.52)	(0.26)	(0.26)	$5.03	(4.98)%	0.68%	0.71%	4.65%	4.62%	38%	$4,063
2019	$5.58	0.30	(0.03)	0.27	(0.30)	$5.55	5.01%	0.69%	0.76%	5.32%	5.25%	24%	$2,300

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$5.42	0.26	(0.50)	(0.24)	(0.26)	$4.92	(4.40)%	0.58%	0.58%	5.05%	5.05%	43%	$15
2022	$5.70	0.23	(0.27)	(0.04)	(0.24)	$5.42	(0.85)%	0.57%	0.57%	4.10%	4.10%	83%	$6
2021	$5.02	0.25	0.68	0.93	(0.25)	$5.70	18.76%	0.58%	0.58%	4.45%	4.45%	100%	$21,131
2020	$5.55	0.26	(0.52)	(0.26)	(0.27)	$5.02	(5.08)%	0.58%	0.61%	4.75%	4.72%	38%	$10,819
2019	$5.58	0.30	(0.02)	0.28	(0.31)	$5.55	5.12%	0.59%	0.66%	5.42%	5.35%	24%	$5,727
A Class
2023	$5.41	0.23	(0.50)	(0.27)	(0.23)	$4.91	(4.84)%	1.03%	1.03%	4.60%	4.60%	43%	$8,677
2022	$5.70	0.21	(0.29)	(0.08)	(0.21)	$5.41	(1.47)%	1.02%	1.02%	3.65%	3.65%	83%	$11,933
2021	$5.02	0.22	0.68	0.90	(0.22)	$5.70	18.23%	1.03%	1.03%	4.00%	4.00%	100%	$13,798
2020	$5.55	0.24	(0.53)	(0.29)	(0.24)	$5.02	(5.50)%	1.03%	1.06%	4.30%	4.27%	38%	$11,314
2019	$5.58	0.28	(0.03)	0.25	(0.28)	$5.55	4.65%	1.04%	1.11%	4.97%	4.90%	24%	$11,868
C Class
2023	$5.41	0.19	(0.49)	(0.30)	(0.20)	$4.91	(5.56)%	1.78%	1.78%	3.85%	3.85%	43%	$681
2022	$5.70	0.17	(0.29)	(0.12)	(0.17)	$5.41	(2.21)%	1.77%	1.77%	2.90%	2.90%	83%	$816
2021	$5.02	0.18	0.68	0.86	(0.18)	$5.70	17.35%	1.78%	1.78%	3.25%	3.25%	100%	$1,225
2020	$5.54	0.20	(0.52)	(0.32)	(0.20)	$5.02	(6.04)%	1.78%	1.81%	3.55%	3.52%	38%	$2,775
2019	$5.57	0.23	(0.02)	0.21	(0.24)	$5.54	3.87%	1.79%	1.86%	4.22%	4.15%	24%	$5,574

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$5.41	0.22	(0.50)	(0.28)	(0.22)	$4.91	(5.08)%	1.28%	1.28%	4.35%	4.35%	43%	$1,256
2022	$5.70	0.19	(0.28)	(0.09)	(0.20)	$5.41	(1.72)%	1.27%	1.27%	3.40%	3.40%	83%	$1,066
2021	$5.02	0.21	0.68	0.89	(0.21)	$5.70	17.94%	1.28%	1.28%	3.75%	3.75%	100%	$1,207
2020	$5.54	0.22	(0.51)	(0.29)	(0.23)	$5.02	(5.57)%	1.28%	1.31%	4.05%	4.02%	38%	$864
2019	$5.57	0.26	(0.02)	0.24	(0.27)	$5.54	4.39%	1.29%	1.36%	4.72%	4.65%	24%	$988
R5 Class
2023	$5.42	0.25	(0.50)	(0.25)	(0.26)	$4.91	(4.59)%	0.58%	0.58%	5.05%	5.05%	43%	$488
2022	$5.70	0.23	(0.27)	(0.04)	(0.24)	$5.42	(0.85)%	0.57%	0.57%	4.10%	4.10%	83%	$588
2021	$5.02	0.25	0.68	0.93	(0.25)	$5.70	18.76%	0.58%	0.58%	4.45%	4.45%	100%	$494
2020	$5.55	0.26	(0.52)	(0.26)	(0.27)	$5.02	(5.08)%	0.58%	0.61%	4.75%	4.72%	38%	$1,013
2019	$5.58	0.30	(0.02)	0.28	(0.31)	$5.55	5.12%	0.59%	0.66%	5.42%	5.35%	24%	$1,656
R6 Class
2023	$5.41	0.25	(0.49)	(0.24)	(0.26)	$4.91	(4.37)%	0.53%	0.53%	5.10%	5.10%	43%	$247
2022	$5.69	0.24	(0.28)	(0.04)	(0.24)	$5.41	(0.81)%	0.52%	0.52%	4.15%	4.15%	83%	$329
2021	$5.02	0.25	0.67	0.92	(0.25)	$5.69	18.61%	0.53%	0.53%	4.50%	4.50%	100%	$365
2020	$5.54	0.27	(0.52)	(0.25)	(0.27)	$5.02	(4.85)%	0.53%	0.56%	4.80%	4.77%	38%	$160
2019	$5.57	0.30	(0.02)	0.28	(0.31)	$5.54	5.17%	0.54%	0.61%	5.47%	5.40%	24%	$190

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High-Yield Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of High-Yield Fund of the American Century Investment Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

30

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

35

Notes
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92281 2305

Annual Report

March 31, 2023

Multisector Income Fund
Investor Class (ASIEX)
I Class (ASIGX)
Y Class (ASYIX)
A Class (ASIQX)
C Class (ASIHX)
R Class (ASIWX)
R5 Class (ASIJX)
R6 Class (ASIPX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 year	Since Inception	Inception Date
Investor Class	ASIEX	-2.87%	2.31%	2.61%	7/28/14
Bloomberg U.S. Aggregate Bond Index	—	-4.78%	0.90%	1.34%	—
I Class	ASIGX	-2.78%	2.43%	2.48%	4/10/17
Y Class	ASYIX	-2.70%	2.56%	2.60%	4/10/17
A Class	ASIQX				7/28/14
No sales charge		-3.01%	2.08%	2.37%
With sales charge		-7.37%	1.14%	1.83%
C Class	ASIHX	-3.84%	1.29%	1.60%	7/28/14
R Class	ASIWX	-3.35%	1.82%	2.12%	7/28/14
R5 Class	ASIJX	-2.68%	2.51%	2.82%	7/28/14
R6 Class	ASIPX	-2.63%	2.57%	2.87%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $12,510

Bloomberg U.S. Aggregate Bond Index — $11,229

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.57%	0.47%	0.37%	0.82%	1.57%	1.07%	0.37%	0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jason Greenblath, Jeff Houston, Peter Van Gelderen and Charles Tan

As of August 1, 2022, Bob Gahagan left the portfolio's management team.

Performance Summary

Multisector Income returned -2.87%* for the 12 months ended March 31, 2023. By comparison, the Bloomberg U.S. Aggregate Bond Index returned -4.78% for the same period. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated through March but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, yields rose sharply across the yield curve. This dynamic contributed to negative 12-month returns for most investment-grade bond market sectors, including Treasuries, mortgage-backed securities and corporate bonds. Credit-sensitive and longer maturity securities generally posted the largest losses.

Duration Position Drove Relative Results

Given our expectations for interest rates to rise, we positioned the portfolio with a shorter duration than the index. As rates rose, this positioning aided relative performance. We added to our duration positioning in the second half of the period amid rising recession risk.

Corporate Credit Contributed

Our position in corporate bonds, which comprised approximately 45% of the portfolio on March 31, 2023, delivered positive relative results. This was largely due to our out-of-index allocation to high-yield corporate bonds. Additionally, we hedged the portfolio’s high-yield exposure with credit default swaps at various points during the reporting period. Our timely purchases and sales of these derivative securities aided results.

Investment-grade corporate bonds delivered mixed results, detracting from performance in the first half of the period and contributing in the second half. Positions in the banking, life insurance, real estate investment trusts and information technology sectors were among the key drivers of performance within the allocation. Late in the period, as economic growth concerns mounted, we shifted our corporate exposure to favor higher-credit-quality securities.

Securitized Sector Detracted

We maintained a sizable position in securitized bonds, which comprised approximately 27% of the portfolio at period-end. We primarily focused on non-index sectors, including non-agency collateralized mortgage obligations, non-agency commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations. These credit-sensitive sectors generally struggled in the first half of the reporting period amid spread widening and heightened volatility. They rebounded in the second half, but not enough to offset earlier losses.

Elsewhere, our allocation to emerging markets, which totaled approximately 4% of the portfolio at March-end, detracted. We significantly reduced exposure during the period on valuation concerns.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
Corporate Bonds	41.9%
U.S. Treasury Securities	20.6%
Asset-Backed Securities	9.4%
Collateralized Loan Obligations	9.3%
Collateralized Mortgage Obligations	4.8%
Commercial Mortgage-Backed Securities	3.6%
Bank Loan Obligations	1.8%
Sovereign Governments and Agencies	1.8%
Preferred Stocks	1.6%
Short-Term Investments	6.3%
Other Assets and Liabilities	(1.1)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,046.00	$3.57	0.70%
I Class	$1,000	$1,046.50	$3.06	0.60%
Y Class	$1,000	$1,048.00	$2.55	0.50%
A Class	$1,000	$1,045.80	$4.85	0.95%
C Class	$1,000	$1,040.80	$8.65	1.70%
R Class	$1,000	$1,044.60	$6.12	1.20%
R5 Class	$1,000	$1,047.00	$2.55	0.50%
R6 Class	$1,000	$1,047.30	$2.30	0.45%
Hypothetical
Investor Class	$1,000	$1,021.44	$3.53	0.70%
I Class	$1,000	$1,021.94	$3.02	0.60%
Y Class	$1,000	$1,022.44	$2.52	0.50%
A Class	$1,000	$1,020.20	$4.78	0.95%
C Class	$1,000	$1,016.46	$8.55	1.70%
R Class	$1,000	$1,018.95	$6.04	1.20%
R5 Class	$1,000	$1,022.44	$2.52	0.50%
R6 Class	$1,000	$1,022.69	$2.27	0.45%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Principal Amount/Shares	Value
CORPORATE BONDS — 41.9%
Aerospace and Defense — 0.8%
Boeing Co., 2.80%, 3/1/24	$400,000	$390,091
Bombardier, Inc., 7.50%, 2/1/29(1)	115,000	117,587
Spirit AeroSystems, Inc., 9.375%, 11/30/29(1)	95,000	103,788
TransDigm, Inc., 4.625%, 1/15/29	120,000	106,805
		718,271
Air Freight and Logistics — 0.5%
GXO Logistics, Inc., 2.65%, 7/15/31	80,000	62,292
Rand Parent LLC, 8.50%, 2/15/30(1)	345,000	324,671
		386,963
Automobiles — 0.6%
Ford Motor Co., 6.10%, 8/19/32	200,000	194,092
General Motors Financial Co., Inc., 3.80%, 4/7/25	290,000	282,134
		476,226
Banks — 5.5%
Bank of America Corp., VRN, 1.73%, 7/22/27	200,000	179,506
Bank of America Corp., VRN, 2.88%, 10/22/30	365,000	317,786
Bank of America Corp., VRN, 2.57%, 10/20/32	40,000	32,720
Bank of America Corp., VRN, 4.57%, 4/27/33	40,000	38,106
Banque Federative du Credit Mutuel SA, 4.94%, 1/26/26(1)	325,000	321,441
Barclays PLC, VRN, 2.28%, 11/24/27	260,000	228,662
BNP Paribas SA, VRN, 5.125%, 1/13/29(1)	190,000	190,540
Citigroup, Inc., VRN, 2.01%, 1/25/26	210,000	197,884
Credit Agricole SA, 5.30%, 7/12/28(1)	185,000	187,691
Deutsche Bank AG, Series E, 0.96%, 11/8/23	23,000	21,965
Discover Bank, VRN, 4.68%, 8/9/28	630,000	576,714
HSBC Holdings PLC, 4.25%, 3/14/24	440,000	428,717
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	320,000	261,511
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	26,000	23,380
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	77,000	66,867
Lloyds Banking Group PLC, VRN, 5.87%, 3/6/29	135,000	136,217
Mitsubishi UFJ Financial Group, Inc., VRN, 5.44%, 2/22/34	135,000	136,507
Royal Bank of Canada, 6.00%, 11/1/27	137,000	142,981
Societe Generale SA, VRN, 6.69%, 1/10/34(1)	200,000	204,775
Societe Generale SA, VRN, 3.65%, 7/8/35(1)	200,000	156,994
Toronto-Dominion Bank, 2.45%, 1/12/32	95,000	78,834
Truist Bank, VRN, 2.64%, 9/17/29	520,000	488,511
Truist Financial Corp., VRN, 5.12%, 1/26/34	190,000	185,453
Wells Fargo & Co., VRN, 4.54%, 8/15/26	72,000	70,740
		4,674,502
Biotechnology — 0.5%
Amgen, Inc., 5.25%, 3/2/25	166,000	167,909
Amgen, Inc., 5.15%, 3/2/28	290,000	296,251
		464,160
Broadline Retail — 0.6%
Advance Auto Parts, Inc., 5.90%, 3/9/26	181,000	184,801
Macy's Retail Holdings LLC, 5.875%, 3/15/30(1)	60,000	53,323
9

	Principal Amount/Shares	Value
Macy's Retail Holdings LLC, 6.125%, 3/15/32(1)	$350,000	$308,417
		546,541
Building Products — 0.6%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	404,000	374,525
Standard Industries, Inc., 4.375%, 7/15/30(1)	120,000	104,536
		479,061
Capital Markets — 3.4%
Bank of New York Mellon Corp., VRN, 4.54%, 2/1/29	445,000	441,259
Deutsche Bank AG, VRN, 4.30%, 5/24/28	200,000	197,286
Goldman Sachs Group, Inc., VRN, 1.43%, 3/9/27	205,000	183,629
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	136,000	121,633
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	178,000	167,356
Morgan Stanley, VRN, 2.63%, 2/18/26	156,000	148,176
Morgan Stanley, VRN, 5.05%, 1/28/27	127,000	126,745
Morgan Stanley, VRN, 5.12%, 2/1/29	22,000	22,192
Morgan Stanley, VRN, 2.70%, 1/22/31	685,000	590,431
Morgan Stanley, VRN, 2.51%, 10/20/32	45,000	36,896
Morgan Stanley, VRN, 6.34%, 10/18/33	85,000	92,911
Owl Rock Capital Corp., 3.40%, 7/15/26	379,000	335,185
UBS Group AG, VRN, 2.75%, 2/11/33(1)	535,000	429,084
		2,892,783
Chemicals — 0.6%
Celanese US Holdings LLC, 5.90%, 7/5/24	310,000	310,257
Tronox, Inc., 4.625%, 3/15/29(1)	260,000	218,027
		528,284
Commercial Services and Supplies — 0.2%
Clean Harbors, Inc., 6.375%, 2/1/31(1)	200,000	204,260
Consumer Finance — 2.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.75%, 10/29/24	845,000	787,852
Avolon Holdings Funding Ltd., 2.125%, 2/21/26(1)	370,000	329,225
Discover Financial Services, 4.10%, 2/9/27	280,000	265,219
Navient Corp., 6.125%, 3/25/24	215,000	212,332
OneMain Finance Corp., 8.25%, 10/1/23	255,000	256,033
		1,850,661
Consumer Staples Distribution & Retail — 0.5%
United Natural Foods, Inc., 6.75%, 10/15/28(1)	425,000	395,382
Containers and Packaging — 1.5%
Berry Global, Inc., 5.50%, 4/15/28(1)	440,000	438,782
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25(1)	290,000	285,722
Sealed Air Corp., 5.00%, 4/15/29(1)	230,000	216,417
Sealed Air Corp. / Sealed Air Corp. US, 6.125%, 2/1/28(1)	360,000	364,392
		1,305,313
Diversified REITs — 2.3%
Healthpeak OP LLC, 5.25%, 12/15/32	43,000	43,175
Iron Mountain, Inc., 5.625%, 7/15/32(1)	480,000	438,960
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27(2)	435,000	358,268
National Retail Properties, Inc., 4.30%, 10/15/28	556,000	523,969
VICI Properties LP, 4.375%, 5/15/25	230,000	222,883
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	270,000	238,730
Welltower OP LLC, 4.25%, 4/15/28	178,000	170,407
		1,996,392
10

	Principal Amount/Shares	Value
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 4.50%, 5/15/35	$110,000	$103,096
Level 3 Financing, Inc., 3.40%, 3/1/27(1)	415,000	328,615
		431,711
Electric Utilities — 1.1%
American Electric Power Co., Inc., VRN, 3.875%, 2/15/62	300,000	240,498
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	461,975	381,536
Pacific Gas & Electric Co., 6.15%, 1/15/33	63,000	64,736
System Energy Resources, Inc., 6.00%, 4/15/28	258,000	265,290
		952,060
Electrical Equipment — 0.3%
Regal Rexnord Corp., 6.40%, 4/15/33(1)	222,000	222,402
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.76%, 3/15/27(1)	89,000	83,889
Financial Services — 1.5%
Air Lease Corp., 5.30%, 2/1/28	610,000	602,523
Block Financial LLC, 3.875%, 8/15/30	194,000	166,972
Charles Schwab Corp., 0.90%, 3/11/26	370,000	324,842
LPL Holdings, Inc., 4.625%, 11/15/27(1)	225,000	212,827
		1,307,164
Ground Transportation — 0.5%
Ashtead Capital, Inc., 5.50%, 8/11/32(1)	200,000	196,862
United Rentals North America, Inc., 6.00%, 12/15/29(1)	255,000	258,756
		455,618
Health Care Equipment and Supplies — 0.5%
Avantor Funding, Inc., 4.625%, 7/15/28(1)	235,000	222,876
Medline Borrower LP, 3.875%, 4/1/29(1)	245,000	212,822
		435,698
Health Care Providers and Services — 1.3%
Centene Corp., 3.375%, 2/15/30	230,000	200,869
IQVIA, Inc., 5.00%, 5/15/27(1)	260,000	255,746
Owens & Minor, Inc., 6.625%, 4/1/30(1)	375,000	322,369
Tenet Healthcare Corp., 6.125%, 10/1/28(2)	180,000	172,682
Tenet Healthcare Corp., 4.25%, 6/1/29	150,000	135,842
		1,087,508
Hotels, Restaurants and Leisure — 1.8%
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)(2)	84,000	73,545
Caesars Entertainment, Inc., 7.00%, 2/15/30(1)	93,000	94,713
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)	230,000	222,351
Marriott International, Inc., 4.90%, 4/15/29	250,000	247,933
Royal Caribbean Cruises Ltd., 7.25%, 1/15/30(1)	180,000	181,287
Scientific Games International, Inc., 7.25%, 11/15/29(1)	284,000	284,806
Station Casinos LLC, 4.625%, 12/1/31(1)	300,000	253,639
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	215,000	203,429
		1,561,703
Insurance — 0.4%
Allstate Corp., 5.25%, 3/30/33	147,000	148,745
SBL Holdings, Inc., VRN, 6.50%(1)(3)	247,000	174,752
		323,497
IT Services — 0.4%
Global Payments, Inc., 4.45%, 6/1/28	355,000	337,247
11

	Principal Amount/Shares	Value
Life Sciences Tools and Services — 0.4%
Illumina, Inc., 5.80%, 12/12/25	$380,000	$383,797
Machinery — 0.3%
Chart Industries, Inc., 9.50%, 1/1/31(1)	254,000	268,213
Media — 2.8%
CCO Holdings LLC / CCO Holdings Capital Corp., 6.375%, 9/1/29(1)	540,000	516,186
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 1/15/34(1)	295,000	231,040
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	345,000	312,798
DISH DBS Corp., 5.25%, 12/1/26(1)	380,000	303,913
Gray Escrow II, Inc., 5.375%, 11/15/31(1)	280,000	186,238
Gray Television, Inc., 7.00%, 5/15/27(1)(2)	235,000	196,972
iHeartCommunications, Inc., 8.375%, 5/1/27(2)	145,000	105,620
Paramount Global, VRN, 6.25%, 2/28/57	325,000	243,532
Paramount Global, VRN, 6.375%, 3/30/62	245,000	194,433
VTR Finance NV, 6.375%, 7/15/28(1)	200,000	81,000
		2,371,732
Metals and Mining — 0.9%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	250,000	222,792
ATI, Inc., 4.875%, 10/1/29	230,000	209,664
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)(2)	328,000	301,303
		733,759
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 10/1/25(1)	431,000	379,646
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	172,000	136,045
		515,691
Multi-Utilities — 0.3%
Sempra Energy, VRN, 4.125%, 4/1/52	300,000	242,556
Oil, Gas and Consumable Fuels — 4.9%
Antero Resources Corp., 7.625%, 2/1/29(1)(2)	82,000	83,925
Antero Resources Corp., 5.375%, 3/1/30(1)(2)	330,000	307,354
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	250,000	247,725
Callon Petroleum Co., 7.50%, 6/15/30(1)(2)	100,000	94,097
Crescent Energy Finance LLC, 9.25%, 2/15/28(1)	195,000	187,152
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29(1)	400,000	373,120
Ecopetrol SA, 5.875%, 9/18/23	185,000	185,094
Ecopetrol SA, 8.875%, 1/13/33	89,000	90,157
EnLink Midstream LLC, 6.50%, 9/1/30(1)	240,000	242,952
EQM Midstream Partners LP, 7.50%, 6/1/27(1)	240,000	241,193
Geopark Ltd., 5.50%, 1/17/27(1)	600,000	504,000
MEG Energy Corp., 5.875%, 2/1/29(1)	375,000	361,654
Occidental Petroleum Corp., 6.375%, 9/1/28	350,000	362,778
Occidental Petroleum Corp., 6.125%, 1/1/31(2)	250,000	259,629
Petroleos Mexicanos, 5.95%, 1/28/31	300,000	229,816
Southwestern Energy Co., 5.375%, 3/15/30	400,000	376,528
		4,147,174
Passenger Airlines — 1.2%
American Airlines, Inc., 11.75%, 7/15/25(1)	295,000	323,040
12

	Principal Amount/Shares	Value
American Airlines, Inc., 7.25%, 2/15/28(1)	$166,000	$161,595
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	108,461	106,871
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(1)	9	9
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	415,000	417,984
		1,009,499
Pharmaceuticals — 0.3%
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.125%, 4/30/28(1)	245,000	224,177
Semiconductors and Semiconductor Equipment — 0.3%
Intel Corp., 2.45%, 11/15/29	300,000	264,332
Specialized REITs — 0.1%
Equinix, Inc., 2.90%, 11/18/26	110,000	102,364
Wireless Telecommunication Services — 1.6%
Kenbourne Invest SA, 6.875%, 11/26/24(1)	84,000	64,055
Kenbourne Invest SA, 4.70%, 1/22/28(1)	300,000	172,926
Sprint LLC, 7.125%, 6/15/24	190,000	193,319
Sprint LLC, 7.625%, 2/15/25	545,000	565,637
T-Mobile USA, Inc., 3.375%, 4/15/29	340,000	310,280
T-Mobile USA, Inc., 4.375%, 4/15/40	90,000	80,721
		1,386,938
TOTAL CORPORATE BONDS (Cost $37,122,758)		35,767,528
U.S. TREASURY SECURITIES — 20.6%
U.S. Treasury Notes, 1.50%, 2/15/25(4)	1,000,000	952,930
U.S. Treasury Notes, 3.875%, 3/31/25	1,300,000	1,296,134
U.S. Treasury Notes, 4.00%, 12/15/25	1,500,000	1,505,931
U.S. Treasury Notes, 4.00%, 2/15/26	900,000	903,832
U.S. Treasury Notes, 4.625%, 3/15/26	7,100,000	7,262,246
U.S. Treasury Notes, 3.875%, 11/30/27	3,800,000	3,840,152
U.S. Treasury Notes, 4.00%, 2/29/28	500,000	509,082
U.S. Treasury Notes, 3.875%, 11/30/29	200,000	203,516
U.S. Treasury Notes, 4.125%, 11/15/32	500,000	525,469
U.S. Treasury Notes, 3.50%, 2/15/33	600,000	600,984
TOTAL U.S. TREASURY SECURITIES (Cost $17,354,973)		17,600,276
ASSET-BACKED SECURITIES — 9.4%
Aaset Trust, Series 2021-2A, Class B, 3.54%, 1/15/47(1)	214,451	162,018
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.94%, 8/15/46(1)	100,000	88,365
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I, SEQ, 4.19%, 6/5/49(1)	439,560	430,960
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(1)	234,646	184,000
Capital Automotive LLC, Series 2017-1A, Class A2, SEQ, 4.18%, 4/15/47(1)	124,967	121,465
CARS-DB4 LP, Series 2020-1A, Class B1, 4.17%, 2/15/50(1)	200,000	188,548
CARS-DB4 LP, Series 2020-1A, Class B2, 4.52%, 2/15/50(1)	100,000	90,466
Castlelake Aircraft Securitization Trust, Series 2018-1, Class A, SEQ, 4.125%, 6/15/43(1)	196,768	177,944
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(1)	250,177	223,908
13

		Principal Amount/Shares	Value
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A, SEQ, 3.47%, 1/15/46(1)		$205,322	$189,316
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37(1)		313,173	260,760
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(1)	CAD	250,000	171,312
Cologix Canadian Issuer LP, Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	200,000	137,171
Credit Acceptance Auto Loan Trust, Series 2022-3A, Class A, SEQ, 6.57%, 10/15/32(1)		$250,000	253,328
Diamond Issuer, Series 2021-1A, Class A, SEQ, 2.31%, 11/20/51(1)		395,000	341,688
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(1)		325,000	263,122
Domino's Pizza Master Issuer LLC, Series 2015-1A, Class A2II, SEQ, 4.47%, 10/25/45(1)		93,750	90,730
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(1)		173,396	162,685
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(1)		300,000	268,012
GAIA Aviation Ltd., Series 2019-1, Class A, 3.97%, 12/15/44(1)		142,013	130,299
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, SEQ, 2.64%, 10/15/46(1)		214,599	187,181
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)		237,579	202,153
MACH 1 Cayman Ltd., Series 2019-1, Class A, SEQ, 3.47%, 10/15/39(1)		185,963	158,424
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(1)		377,315	331,337
Nelnet Student Loan Trust, Series 2005-4, Class A4, VRN, 5.13%, (3-month LIBOR plus 0.18%), 3/22/32		81,784	79,483
NP SPE II LLC, Series 2019-1A, Class A1, SEQ, 2.57%, 9/20/49(1)		215,609	202,188
Progress Residential Trust, Series 2021-SFR1, Class F, 2.76%, 4/17/38(1)		300,000	257,635
Sabey Data Center Issuer LLC, Series 2020-1, Class A2, SEQ, 3.81%, 4/20/45(1)		350,000	334,595
Sabey Data Center Issuer LLC, Series 2021-1, Class A2, SEQ, 1.88%, 6/20/46(1)		395,000	347,502
Sapphire Aviation Finance II Ltd., Series 2020-1A, Class A, SEQ, 3.23%, 3/15/40(1)		180,772	151,831
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class B, 2.75%, 8/20/36(1)		37,776	35,829
Sierra Timeshare Receivables Funding LLC, Series 2022-3A, Class C, 7.63%, 7/20/39(1)		269,174	273,881
Sierra Timeshare Receivables Funding LLC, Series 2023-1A, Class C, 7.00%, 1/20/40(1)(5)		125,000	124,980
Slam Ltd., Series 2021-1A, Class B, 3.42%, 6/15/46(1)		222,650	186,231
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, SEQ, 4.54%, 2/25/44(1)		261,478	256,909
Start II Ltd., Series 2019-1, Class A, SEQ, 4.09%, 3/15/44(1)		255,474	226,337
Start Ltd., Series 2018-1, Class A, SEQ, 4.09%, 5/15/43(1)		275,575	239,766
Trinity Rail Leasing LP, Series 2009-1A, Class A, SEQ, 6.66%, 11/16/39(1)		116,342	115,808
Vantage Data Centers LLC, Series 2020-1A, Class A2, SEQ, 1.65%, 9/15/45(1)		192,000	172,987
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52(1)		250,000	228,160
TOTAL ASSET-BACKED SECURITIES (Cost $8,701,357)			8,049,314
14

	Principal Amount/Shares	Value
COLLATERALIZED LOAN OBLIGATIONS — 9.3%
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, VRN, 5.91%, (1-month LIBOR plus 1.20%), 6/15/36(1)	$260,000	$255,197
Arbor Realty Commercial Real Estate Notes Ltd., Series 2019-FL2, Class AS, VRN, 6.39%, (1-month SOFR plus 1.56%), 9/15/34(1)	261,457	260,292
Arbor Realty Commercial Real Estate Notes Ltd., Series 2019-FL2, Class D, VRN, 7.39%, (1-month SOFR plus 2.56%), 9/15/34(1)	261,500	257,244
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 6.54%, (3-month LIBOR plus 1.75%), 4/15/30(1)	150,000	141,833
BDS Ltd., Series 2020-FL5, Class AS, VRN, 6.16%, (1-month SOFR plus 1.46%), 2/16/37(1)	200,000	195,186
BDS Ltd., Series 2020-FL6, Class E, VRN, 7.92%, (30-day average SOFR plus 3.36%), 9/15/35(1)	146,000	138,480
BDS Ltd., Series 2021-FL8, Class A, VRN, 5.68%, (1-month LIBOR plus 0.92%), 1/18/36(1)	148,156	144,714
BXMT Ltd., Series 2021-FL4, Class A, VRN, 5.73%, (1-month LIBOR plus 1.05%), 5/15/38(1)	265,000	258,835
CBAM Ltd., Series 2017-1A, Class B, VRN, 6.61%, (3-month LIBOR plus 1.80%), 7/20/30(1)	250,000	243,118
Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, VRN, 6.64%, (3-month LIBOR plus 1.85%), 10/15/31(1)	190,599	189,378
CIFC Funding Ltd., Series 2017-3A, Class C, VRN, 8.46%, (3-month LIBOR plus 3.65%), 7/20/30(1)	250,000	227,785
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 6.64%, (3-month LIBOR plus 1.85%), 11/16/30(1)	100,000	96,437
Dryden 30 Senior Loan Fund, Series 2013-30A, Class CR, VRN, 6.56%, (3-month LIBOR plus 1.70%), 11/15/28(1)	250,000	242,094
Greystone CRE Notes Ltd., Series 2019-FL2, Class D, VRN, 7.08%, (1-month LIBOR plus 2.40%), 9/15/37(1)	132,500	128,088
HGI CRE CLO Ltd., Series 2021-FL1, Class AS, VRN, 6.13%, (1-month LIBOR plus 1.40%), 6/16/36(1)	330,000	316,933
HGI CRE CLO Ltd., Series 2021-FL2, Class B, VRN, 6.23%, (1-month LIBOR plus 1.50%), 9/17/36(1)	376,000	358,533
KKR Static CLO I Ltd., Series 2022-1A, Class B, VRN, 7.24%, (3-month SOFR plus 2.60%), 7/20/31(1)	250,000	244,202
KVK CLO Ltd., Series 2013-1A, Class DR, VRN, 7.74%, (3-month LIBOR plus 2.95%), 1/14/28(1)	250,000	244,793
Madison Park Funding XIX Ltd., Series 2015-19A, Class DR, VRN, 9.17%, (3-month LIBOR plus 4.35%), 1/22/28(1)	275,000	248,223
MF1 Ltd., Series 2020-FL4, Class D, VRN, 8.87%, (1-month SOFR plus 4.21%), 11/15/35(1)	356,000	340,386
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class BR2, VRN, 6.97%, (3-month LIBOR plus 2.15%), 10/21/30(1)	275,000	264,403
Octagon Investment Partners XV Ltd., Series 2013-1A, Class CRR, VRN, 6.80%, (3-month LIBOR plus 2.00%), 7/19/30(1)	175,000	166,128
Palmer Square Loan Funding Ltd., Series 2021-3A, Class C, VRN, 7.31%, (3-month LIBOR plus 2.50%), 7/20/29(1)	175,000	166,491
Palmer Square Loan Funding Ltd., Series 2022-5A, Class A2, VRN, 7.31%, (3-month SOFR plus 2.65%), 1/15/31(1)	250,000	247,649
PFP Ltd., Series 2021-7, Class A, VRN, 5.53%, (1-month LIBOR plus 0.85%), 4/14/38(1)	28,291	27,556
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A, VRN, 5.80%, (1-month LIBOR plus 0.95%), 7/25/36(1)	114,760	111,194
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class C, VRN, 6.75%, (1-month LIBOR plus 1.90%), 7/25/36(1)	250,000	236,830
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 7.16%, (3-month LIBOR plus 2.35%), 1/20/32(1)	100,000	96,499
15

	Principal Amount/Shares	Value
Shelter Growth CRE Issuer Ltd., Series 2022-FL4, Class A, VRN, 7.05%, (1-month SOFR plus 2.30%), 6/17/37(1)	$198,000	$196,969
Silver Creek CLO Ltd., Series 2014-1A, Class CR, VRN, 7.11%, (3-month LIBOR plus 2.30%), 7/20/30(1)	300,000	290,015
Sound Point CLO XXII Ltd., Series 2019-1A, Class BR, VRN, 6.51%, (3-month LIBOR plus 1.70%), 1/20/32(1)	250,000	241,529
Stewart Park CLO Ltd., Series 2015-1A, Class CR, VRN, 6.59%, (3-month LIBOR plus 1.80%), 1/15/30(1)	250,000	236,615
Symphony CLO XIV Ltd., Series 2014-14A, Class CR, VRN, 6.89%, (3-month LIBOR plus 2.10%), 7/14/26(1)	275,000	273,805
TICP CLO I-2 Ltd., Series 2018-IA, Class C, VRN, 7.86%, (3-month LIBOR plus 3.04%), 4/26/28(1)	250,000	249,875
TRTX Issuer Ltd., Series 2021-FL4, Class A, VRN, 5.91%, (1-month LIBOR plus 1.20%), 3/15/38(1)	276,000	269,665
Vibrant CLO VII Ltd., Series 2017-7A, Class B, VRN, 7.21%, (3-month LIBOR plus 2.40%), 9/15/30(1)	200,000	195,289
Wind River CLO Ltd., Series 2013-1A, Class A1RR, VRN, 5.79%, (3-month LIBOR plus 0.98%), 7/20/30(1)	125,554	124,472
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $8,019,757)		7,926,735
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.8%
Private Sponsor Collateralized Mortgage Obligations — 3.6%
Agate Bay Mortgage Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(1)	9,547	8,913
Angel Oak Mortgage Trust, Series 2020-2, Class A2, VRN, 3.86%, 1/26/65(1)	118,968	112,434
Angel Oak Mortgage Trust, Series 2021-3, Class M1, VRN, 2.48%, 5/25/66(1)	400,000	255,953
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A3, SEQ, VRN, 3.30%, 7/26/49(1)	1,061	1,057
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 6.80%, (1-year H15T1Y plus 2.25%), 2/25/36	9,907	9,326
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 7.75%, (1-month LIBOR plus 2.90%), 4/25/28(1)	141,321	142,091
Bellemeade Re Ltd., Series 2018-3A, Class M1B, VRN, 6.70%, (1-month LIBOR plus 1.85%), 10/25/28(1)	9,245	9,244
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 6.80%, (1-month LIBOR plus 1.95%), 7/25/29(1)	195,460	194,826
Bellemeade Re Ltd., Series 2020-2A, Class M2, VRN, 10.85%, (1-month LIBOR plus 6.00%), 8/26/30(1)	214,115	218,450
Bellemeade Re Ltd., Series 2020-4A, Class M2B, VRN, 8.45%, (1-month LIBOR plus 3.60%), 6/25/30(1)	191,641	192,927
Ellington Financial Mortgage Trust, Series 2023-1, Class A2, 6.24%, 2/25/68(1)	172,324	170,224
Farm Mortgage Trust, Series 2021-1, Class B, VRN, 3.24%, 7/25/51(1)	305,704	191,754
Home RE Ltd., Series 2020-1, Class B1, VRN, 11.85%, (1-month LIBOR plus 7.00%), 10/25/30(1)	225,000	229,461
Home RE Ltd., Series 2022-1, Class M1A, VRN, 7.41%, (30-day average SOFR plus 2.85%), 10/25/34(1)	75,000	75,487
Homeward Opportunities Fund I Trust, Series 2020-2, Class B3, VRN, 5.49%, 5/25/65(1)	250,000	208,769
MFA Trust, Series 2023-INV1, Class A2, 6.45%, 2/25/58(1)	273,751	273,659
Triangle Re Ltd., Series 2020-1, Class M2, VRN, 10.45%, (1-month LIBOR plus 5.60%), 10/25/30(1)	50,392	50,720
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 8.75%, (1-month LIBOR plus 3.90%), 8/25/33(1)	137,831	138,620
Triangle Re Ltd., Series 2021-3, Class M1A, VRN, 6.46%, (30-day average SOFR plus 1.90%), 2/25/34(1)	182,042	180,689
16

	Principal Amount/Shares	Value
Verus Securitization Trust, Series 2021-R3, Class M1, SEQ, VRN, 2.41%, 4/25/64(1)	$315,000	$229,142
Vista Point Securitization Trust, Series 2020-1, Class B1, VRN, 5.375%, 3/25/65(1)	200,000	185,146
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1, SEQ, 6.00%, 6/25/36	1,523	1,313
		3,080,205
U.S. Government Agency Collateralized Mortgage Obligations — 1.2%
FHLMC, Series 2017-HRP1, Class M2, VRN, 7.30%, (1-month LIBOR plus 2.45%), 12/25/42	98,980	99,143
FHLMC, Series 2022-DNA3, Class M1A, VRN, 6.56%, (30-day average SOFR plus 2.00%), 4/25/42(1)	159,417	159,487
FHLMC, Series 2022-DNA5, Class M1A, VRN, 7.51%, (30-day average SOFR plus 2.95%), 6/25/42(1)	211,799	215,543
FHLMC, Series 2022-DNA6, Class M1A, VRN, 6.71%, (30-day average SOFR plus 2.15%), 9/25/42(1)	154,198	154,659
FNMA, Series 2015-C02, Class 1M2, VRN, 8.85%, (1-month LIBOR plus 4.00%), 5/25/25	63,667	65,820
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	345,713	64,822
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	277,982	50,987
FNMA, Series 2018-C01, Class 1ED2, VRN, 5.70%, (1-month LIBOR plus 0.85%), 7/25/30	56,406	56,026
FNMA, Series 2022-R06, Class 1M1, VRN, 7.31%, (30-day average SOFR plus 2.75%), 5/25/42(1)	123,992	126,041
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	243,795	36,125
		1,028,653
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,434,935)		4,108,858
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.6%
BBCMS Mortgage Trust, Series 2017-DELC, Class F, VRN, 8.31%, (1-month LIBOR plus 3.63%), 8/15/36(1)	160,000	155,626
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, VRN, 7.10%, (1-month LIBOR plus 2.27%), 11/15/34(1)	172,000	88,565
BBCMS Mortgage Trust, Series 2019-BWAY, Class E, VRN, 7.79%, (1-month LIBOR plus 2.96%), 11/15/34(1)	183,000	80,154
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(1)	350,000	274,746
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 6.68%, (1-month LIBOR plus 2.00%), 9/15/36(1)	400,000	374,182
BX Trust, Series 2018-GW, Class C, VRN, 5.90%, (1-month LIBOR plus 1.22%), 5/15/35(1)	249,000	240,598
BX Trust, Series 2021-ARIA, Class G, VRN, 7.83%, (1-month LIBOR plus 3.14%), 10/15/36(1)	186,000	164,409
BXP Trust, Series 2017-CC, Class D, VRN, 3.55%, 8/13/37(1)	180,000	130,556
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class E, VRN, 4.74%, 1/10/36(1)	280,000	269,068
DBGS Mortgage Trust, Series 2018-BIOD, Class D, VRN, 5.98%, (1-month LIBOR plus 1.30%), 5/15/35(1)	319,817	311,004
Great Wolf Trust, Series 2019-WOLF, Class C, VRN, 6.57%, (1-month SOFR plus 1.75%), 12/15/36(1)	163,000	158,496
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(1)	175,000	158,375
Med Trust, Series 2021-MDLN, Class F, VRN, 8.69%, (1-month LIBOR plus 4.00%), 11/15/38(1)	218,650	203,345
MHP Trust, Series 2022-MHIL, Class D, VRN, 6.44%, (1-month SOFR plus 1.61%), 1/15/27(1)	294,413	276,005
One New York Plaza Trust, Series 2020-1NYP, Class B, VRN, 6.18%, (1-month LIBOR plus 1.50%), 1/15/36(1)	154,000	142,481
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,404,702)		3,027,610
17

	Principal Amount/Shares	Value
BANK LOAN OBLIGATIONS(6) — 1.8%
Consumer Staples Distribution & Retail†
United Natural Foods, Inc., Term Loan B, 8.17%, (1-month SOFR plus 3.25%), 10/22/25	$38,994	$39,067
Entertainment — 0.2%
Caesars Entertainment Corp., Term Loan B, 8.16%, (1-month SOFR plus 3.25%), 2/6/30	180,000	179,400
Health Care Providers and Services — 0.5%
Surgery Center Holdings, Inc., 2021 Term Loan, 8/31/26(7)	396,000	394,178
Passenger Airlines — 0.5%
American Airlines, Inc., 2023 Term Loan B, 8.15%, (6-month SOFR plus 2.75%), 2/15/28	410,000	401,544
Pharmaceuticals — 0.6%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 6.56%, (1-month LIBOR plus 1.75%), 3/15/28	164,640	164,524
Jazz Financing Lux S.a.r.l., USD Term Loan, 8.34%, (1-month LIBOR plus 3.50%), 5/5/28	390,223	389,206
		553,730
TOTAL BANK LOAN OBLIGATIONS (Cost $1,567,087)		1,567,919
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.8%
Colombia — 0.4%
Colombia Government International Bond, 3.875%, 4/25/27	330,000	300,319
Dominican Republic — 0.4%
Dominican Republic International Bond, 6.875%, 1/29/26	300,000	305,310
Mexico — 0.2%
Mexico Government International Bond, 4.875%, 5/19/33	200,000	191,727
Romania — 0.2%
Romanian Government International Bond, 6.625%, 2/17/28(1)	196,000	203,814
Saudi Arabia — 0.3%
Saudi Government International Bond, 4.75%, 1/18/28(1)	122,000	123,590
Saudi Government International Bond, 5.50%, 10/25/32(1)	140,000	149,576
		273,166
South Africa — 0.3%
Republic of South Africa Government International Bond, 5.875%, 6/22/30	300,000	282,037
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,575,625)		1,556,373
PREFERRED STOCKS — 1.6%
Banks — 0.8%
Banco Mercantil del Norte SA, 8.375%(1)	200,000	185,850
BNP Paribas SA, 7.75%(1)	125,000	119,962
JPMorgan Chase & Co., 4.60%	200,000	186,500
Lloyds Banking Group PLC, 8.00%	155,000	143,181
		635,493
Industrial Conglomerates — 0.4%
General Electric Co., Series D, 8.20%(2)	340,000	340,935
Insurance — 0.2%
Allianz SE, 3.20%(1)	255,000	179,517
Trading Companies and Distributors — 0.2%
Aircastle Ltd., 5.25%(1)	255,000	187,323
TOTAL PREFERRED STOCKS (Cost $1,450,892)		1,343,268
18

	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 6.3%
Money Market Funds — 2.4%
State Street Navigator Securities Lending Government Money Market Portfolio(8)	2,068,465	$2,068,465
Repurchase Agreements — 2.8%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $627,612), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $605,588)		605,352
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $1,786,105), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $1,751,702)		1,751,000
		2,356,352
Treasury Bills(9) — 1.1%
U.S. Treasury Bills, 5.10%, 8/24/23	$1,000,000	981,380
TOTAL SHORT-TERM INVESTMENTS (Cost $5,405,323)		5,406,197
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $89,037,409)		86,354,078
OTHER ASSETS AND LIABILITIES — (1.1)%		(976,937)
TOTAL NET ASSETS — 100.0%		$85,377,141

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	307,018	CAD	420,191	UBS AG	6/15/23	$(4,252)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	16	June 2023	$3,303,250	$(1,976)
U.S. Treasury 5-Year Notes	58	June 2023	6,351,453	47,583
U.S. Treasury 10-Year Notes	68	June 2023	7,814,688	205,153
U.S. Treasury 10-Year Ultra Notes	80	June 2023	9,691,250	296,454
			$27,160,641	$547,214
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	4	June 2023	$524,625	$(23,779)
U.S. Treasury Ultra Bonds	1	June 2023	141,125	(5,861)
			$665,750	$(29,640)
^Amount represents value and unrealized appreciation (depreciation).

19

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	–	Interest Only
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $41,243,570, which represented 48.3% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,993,758. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Perpetual maturity with no stated maturity date.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $688,968.
(5)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(6)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(7)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(8)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,068,465.
(9)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
20

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $86,968,944) — including $1,993,758 of securities on loan	$84,285,613
Investment made with cash collateral received for securities on loan, at value (cost of $2,068,465)	2,068,465
Total investment securities, at value (cost of $89,037,409)	86,354,078
Cash	517
Receivable for investments sold	1,672,919
Receivable for capital shares sold	59,757
Receivable for variation margin on futures contracts	77,172
Interest receivable	727,346
Securities lending receivable	1,041
88,892,830

Liabilities
Payable for collateral received for securities on loan	2,068,465
Payable for investments purchased	1,215,575
Payable for capital shares redeemed	173,931
Unrealized depreciation on forward foreign currency exchange contracts	4,252
Accrued management fees	36,878
Distribution and service fees payable	1,757
Dividends payable	14,831
3,515,689

Net Assets	$85,377,141

Net Assets Consist of:
Capital paid in	$95,021,401
Distributable earnings (loss)	(9,644,260)
$85,377,141

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$55,861,684	6,254,401	$8.93
I Class	$14,106,077	1,579,821	$8.93
Y Class	$5,825	652	$8.93
A Class	$4,917,911	550,552	$8.93
C Class	$517,448	57,951	$8.93
R Class	$663,802	74,302	$8.93
R5 Class	$493,232	55,234	$8.93
R6 Class	$8,811,162	986,629	$8.93
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.35 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
21

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$3,699,372
Securities lending, net	17,942
3,717,314

Expenses:
Management fees	523,565
Distribution and service fees:
A Class	11,808
C Class	3,762
R Class	3,250
Trustees' fees and expenses	4,931
Other expenses	6,981
554,297

Net investment income (loss)	3,163,017

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(6,001,227)
Forward foreign currency exchange contract transactions	22,934
Futures contract transactions	(239,499)
Swap agreement transactions	208,606
Foreign currency translation transactions	(191)
(6,009,377)

Change in net unrealized appreciation (depreciation) on:
Investments	291,430
Forward foreign currency exchange contracts	3,288
Futures contracts	448,690
Swap agreements	198,145
Translation of assets and liabilities in foreign currencies	4
941,557

Net realized and unrealized gain (loss)	(5,067,820)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,904,803)

See Notes to Financial Statements.
22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$3,163,017	$2,001,052
Net realized gain (loss)	(6,009,377)	(741,805)
Change in net unrealized appreciation (depreciation)	941,557	(3,714,796)
Net increase (decrease) in net assets resulting from operations	(1,904,803)	(2,455,549)

Distributions to Shareholders
From earnings:
Investor Class	(2,330,203)	(2,664,801)
I Class	(366,565)	(337,667)
Y Class	(247)	(350)
A Class	(183,206)	(223,483)
C Class	(12,196)	(14,964)
R Class	(23,917)	(15,606)
R5 Class	(21,785)	(12,314)
R6 Class	(265,916)	(279,174)
Decrease in net assets from distributions	(3,204,035)	(3,548,359)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	18,237,775	27,479,194

Net increase (decrease) in net assets	13,128,937	21,475,286

Net Assets
Beginning of period	72,248,204	50,772,918
End of period	$85,377,141	$72,248,204

See Notes to Financial Statements.
23

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Multisector Income Fund (formerly Strategic Income Fund) (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.  Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

24

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

25

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$1,714,755	—	—	—	$1,714,755
Preferred Stocks	353,710	—	—	—	353,710
Total Borrowings	$2,068,465	—	—	—	$2,068,465
Gross amount of recognized liabilities for securities lending transactions					$2,068,465
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Annual Management Fee*	Effective Annual Management Fee
Investor Class	0.55%	0.72%
I Class	0.45%	0.62%
Y Class	0.35%	0.52%
A Class	0.55%	0.72%
C Class	0.55%	0.72%
R Class	0.55%	0.72%
R5 Class	0.35%	0.52%
R6 Class	0.30%	0.47%
*Prior to February 14, 2023, the annual management fee was 0.74% for Investor Class, A Class, C Class and R Class, 0.64% for I Class, 0.54% for Y Class and R5 Class and 0.49% for R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

27

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $145,541,074, of which $63,298,508 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $131,398,662, of which $60,067,405 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,657,310	$24,040,677	3,103,489	$31,877,259
Issued in reinvestment of distributions	252,813	2,265,363	252,758	2,584,139
Redeemed	(2,329,142)	(20,909,892)	(1,192,920)	(12,141,023)
	580,981	5,396,148	2,163,327	22,320,375
I Class
Sold	1,212,673	10,810,399	991,822	10,377,228
Issued in reinvestment of distributions	40,987	366,513	32,936	335,965
Redeemed	(405,506)	(3,646,425)	(1,032,303)	(10,785,897)
	848,154	7,530,487	(7,545)	(72,704)
Y Class
Issued in reinvestment of distributions	27	247	35	350
A Class
Sold	240,484	2,183,818	200,979	2,030,909
Issued in reinvestment of distributions	14,923	133,870	20,785	212,966
Redeemed	(178,102)	(1,606,632)	(113,273)	(1,145,138)
	77,305	711,056	108,491	1,098,737
C Class
Sold	22,512	199,864	19,832	207,118
Issued in reinvestment of distributions	1,364	12,196	1,464	14,964
Redeemed	(2,405)	(21,610)	(1,737)	(17,738)
	21,471	190,450	19,559	204,344
R Class
Sold	56,341	509,358	43,790	436,288
Issued in reinvestment of distributions	2,635	23,593	1,515	15,500
Redeemed	(41,409)	(369,326)	(15,707)	(162,567)
	17,567	163,625	29,598	289,221
R5 Class
Sold	18,663	176,124	35,374	363,569
Issued in reinvestment of distributions	2,431	21,785	1,215	12,314
Redeemed	(5,850)	(51,884)	(1,104)	(11,060)
	15,244	146,025	35,485	364,823
R6 Class
Sold	614,884	5,520,194	586,431	6,067,561
Issued in reinvestment of distributions	29,684	265,796	27,244	277,479
Redeemed	(184,692)	(1,686,253)	(309,047)	(3,070,992)
	459,876	4,099,737	304,628	3,274,048
Net increase (decrease)	2,020,625	$18,237,775	2,653,578	$27,479,194

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6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$35,767,528	—
U.S. Treasury Securities	—	17,600,276	—
Asset-Backed Securities	—	8,049,314	—
Collateralized Loan Obligations	—	7,926,735	—
Collateralized Mortgage Obligations	—	4,108,858	—
Commercial Mortgage-Backed Securities	—	3,027,610	—
Bank Loan Obligations	—	1,567,919	—
Sovereign Governments and Agencies	—	1,556,373	—
Preferred Stocks	—	1,343,268	—
Short-Term Investments	$2,068,465	3,337,732	—
	$2,068,465	$84,285,613	—
Other Financial Instruments
Futures Contracts	$549,190	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$31,616	—	—
Forward Foreign Currency Exchange Contracts	—	$4,252	—
	$31,616	$4,252	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,765,032.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $331,481.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $16,010,725 futures contracts purchased and $1,591,736 futures contracts sold.

30

Value of Derivative Instruments as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$4,252
Interest Rate Risk	Receivable for variation margin on futures contracts*	$77,172	Payable for variation margin on futures contracts*	—
		$77,172		$4,252
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$208,606	Change in net unrealized appreciation (depreciation) on swap agreements	$198,145
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	22,934	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	3,288
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(239,499)	Change in net unrealized appreciation (depreciation) on futures contracts	448,690
		$(7,959)		$650,123

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$3,204,035	$3,271,308
Long-term capital gains	—	$277,051

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$89,056,967
Gross tax appreciation of investments	$846,461
Gross tax depreciation of investments	(3,549,350)
Net tax appreciation (depreciation) of investments	(2,702,889)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	3
Net tax appreciation (depreciation)	$(2,702,886)
Other book-to-tax adjustments	$(25,347)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(4,672,090)
Accumulated long-term capital losses	$(2,243,937)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

32

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$9.58	0.37	(0.65)	(0.28)	(0.37)	—	(0.37)	$8.93	(2.87)%	0.73%	0.73%	4.11%	4.11%	176%	$55,862
2022	$10.39	0.33	(0.59)	(0.26)	(0.34)	(0.21)	(0.55)	$9.58	(2.65)%	0.75%	0.75%	3.24%	3.24%	185%	$54,374
2021	$9.28	0.31	1.20	1.51	(0.32)	(0.08)	(0.40)	$10.39	16.47%	0.72%	0.75%	3.02%	2.99%	193%	$36,484
2020	$9.73	0.27	(0.45)	(0.18)	(0.27)	—	(0.27)	$9.28	(2.01)%	0.71%	0.75%	2.70%	2.66%	88%	$20,836
2019	$9.74	0.34	0.03	0.37	(0.38)	—	(0.38)	$9.73	3.88%	0.70%	0.76%	3.55%	3.49%	60%	$15,718
I Class
2023	$9.58	0.39	(0.66)	(0.27)	(0.38)	—	(0.38)	$8.93	(2.78)%	0.63%	0.63%	4.21%	4.21%	176%	$14,106
2022	$10.39	0.34	(0.59)	(0.25)	(0.35)	(0.21)	(0.56)	$9.58	(2.55)%	0.65%	0.65%	3.34%	3.34%	185%	$7,009
2021	$9.28	0.32	1.20	1.52	(0.33)	(0.08)	(0.41)	$10.39	16.59%	0.62%	0.65%	3.12%	3.09%	193%	$7,679
2020	$9.73	0.28	(0.45)	(0.17)	(0.28)	—	(0.28)	$9.28	(1.91)%	0.61%	0.65%	2.80%	2.76%	88%	$2,955
2019	$9.73	0.35	0.03	0.38	(0.38)	—	(0.38)	$9.73	4.09%	0.60%	0.66%	3.65%	3.59%	60%	$1,345

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$9.58	0.38	(0.65)	(0.27)	(0.38)	—	(0.38)	$8.93	(2.70)%	0.53%	0.53%	4.31%	4.31%	176%	$6
2022	$10.39	0.35	(0.59)	(0.24)	(0.36)	(0.21)	(0.57)	$9.58	(2.36)%	0.55%	0.55%	3.44%	3.44%	185%	$6
2021	$9.28	0.33	1.20	1.53	(0.34)	(0.08)	(0.42)	$10.39	16.71%	0.52%	0.55%	3.22%	3.19%	193%	$6
2020	$9.73	0.30	(0.46)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.78)%	0.51%	0.55%	2.90%	2.86%	88%	$5
2019	$9.73	0.36	0.03	0.39	(0.39)	—	(0.39)	$9.73	4.18%	0.50%	0.56%	3.75%	3.69%	60%	$5
A Class
2023	$9.58	0.35	(0.65)	(0.30)	(0.35)	—	(0.35)	$8.93	(3.01)%	0.98%	0.98%	3.86%	3.86%	176%	$4,918
2022	$10.39	0.31	(0.59)	(0.28)	(0.32)	(0.21)	(0.53)	$9.58	(2.89)%	1.00%	1.00%	2.99%	2.99%	185%	$4,535
2021	$9.28	0.28	1.21	1.49	(0.30)	(0.08)	(0.38)	$10.39	16.18%	0.97%	1.00%	2.77%	2.74%	193%	$3,791
2020	$9.73	0.24	(0.45)	(0.21)	(0.24)	—	(0.24)	$9.28	(2.26)%	0.96%	1.00%	2.45%	2.41%	88%	$1,762
2019	$9.74	0.32	0.02	0.34	(0.35)	—	(0.35)	$9.73	3.62%	0.95%	1.01%	3.30%	3.24%	60%	$1,325
C Class
2023	$9.58	0.29	(0.66)	(0.37)	(0.28)	—	(0.28)	$8.93	(3.84)%	1.73%	1.73%	3.11%	3.11%	176%	$517
2022	$10.39	0.23	(0.59)	(0.36)	(0.24)	(0.21)	(0.45)	$9.58	(3.62)%	1.75%	1.75%	2.24%	2.24%	185%	$349
2021	$9.28	0.20	1.21	1.41	(0.22)	(0.08)	(0.30)	$10.39	15.32%	1.72%	1.75%	2.02%	1.99%	193%	$176
2020	$9.73	0.17	(0.45)	(0.28)	(0.17)	—	(0.17)	$9.28	(2.99)%	1.71%	1.75%	1.70%	1.66%	88%	$202
2019	$9.74	0.24	0.03	0.27	(0.28)	—	(0.28)	$9.73	2.85%	1.70%	1.76%	2.55%	2.49%	60%	$182

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$9.59	0.33	(0.67)	(0.34)	(0.32)	—	(0.32)	$8.93	(3.35)%	1.23%	1.23%	3.61%	3.61%	176%	$664
2022	$10.40	0.28	(0.59)	(0.31)	(0.29)	(0.21)	(0.50)	$9.59	(3.13)%	1.25%	1.25%	2.74%	2.74%	185%	$544
2021	$9.28	0.26	1.21	1.47	(0.27)	(0.08)	(0.35)	$10.40	15.88%	1.22%	1.25%	2.52%	2.49%	193%	$282
2020	$9.73	0.22	(0.45)	(0.23)	(0.22)	—	(0.22)	$9.28	(2.39)%	1.21%	1.25%	2.20%	2.16%	88%	$181
2019	$9.74	0.29	0.03	0.32	(0.33)	—	(0.33)	$9.73	3.36%	1.20%	1.26%	3.05%	2.99%	60%	$112
R5 Class
2023	$9.58	0.39	(0.65)	(0.26)	(0.39)	—	(0.39)	$8.93	(2.68)%	0.53%	0.53%	4.31%	4.31%	176%	$493
2022	$10.39	0.34	(0.57)	(0.23)	(0.37)	(0.21)	(0.58)	$9.58	(2.46)%	0.55%	0.55%	3.44%	3.44%	185%	$383
2021	$9.28	0.31	1.22	1.53	(0.34)	(0.08)	(0.42)	$10.39	16.70%	0.52%	0.55%	3.22%	3.19%	193%	$47
2020	$9.73	0.29	(0.45)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.82)%	0.51%	0.55%	2.90%	2.86%	88%	$97
2019	$9.74	0.35	0.03	0.38	(0.39)	—	(0.39)	$9.73	4.09%	0.50%	0.56%	3.75%	3.69%	60%	$99
R6 Class
2023	$9.58	0.40	(0.66)	(0.26)	(0.39)	—	(0.39)	$8.93	(2.63)%	0.48%	0.48%	4.36%	4.36%	176%	$8,811
2022	$10.39	0.36	(0.59)	(0.23)	(0.37)	(0.21)	(0.58)	$9.58	(2.41)%	0.50%	0.50%	3.49%	3.49%	185%	$5,047
2021	$9.28	0.33	1.21	1.54	(0.35)	(0.08)	(0.43)	$10.39	16.76%	0.47%	0.50%	3.27%	3.24%	193%	$2,308
2020	$9.73	0.28	(0.44)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.77)%	0.46%	0.50%	2.95%	2.91%	88%	$1,861
2019	$9.74	0.36	0.03	0.39	(0.40)	—	(0.40)	$9.73	4.14%	0.45%	0.51%	3.80%	3.74%	60%	$137

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multisector Income Fund (formerly Strategic Income Fund) (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Multisector Income Fund of the American Century Investment Trust, as of March 31, 2023, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
37

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
38

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

39

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

40

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

41

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

42

Notes
43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92287 2305

Annual Report

March 31, 2023

Prime Money Market Fund
Investor Class (BPRXX)
A Class (ACAXX)
C Class (ARCXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BPRXX	2.38%	1.17%	0.68%	11/17/93
A Class	ACAXX	2.15%	1.02%	0.59%	8/28/98
C Class	ARCXX	1.73%	0.73%	0.42%	5/7/02
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.58%	0.83%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.
3

Fund Characteristics

MARCH 31, 2023
Yields	Investor Class	A Class	C Class
7-Day Current Yields	4.38%	4.14%	3.64%
7-Day Effective Yields	4.48%	4.22%	3.70%

Portfolio at a Glance
Weighted Average Maturity	51 days
Weighted Average Life	96 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	65%
31-90 days	12%
91-180 days	16%
More than 180 days	7%
4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
5

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,018.40	$2.92	0.58%
A Class	$1,000	$1,017.10	$4.17	0.83%
C Class	$1,000	$1,014.60	$6.68	1.33%
Hypothetical
Investor Class	$1,000	$1,022.04	$2.92	0.58%
A Class	$1,000	$1,020.79	$4.18	0.83%
C Class	$1,000	$1,018.30	$6.69	1.33%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2023

	Principal Amount	Value
COMMERCIAL PAPER(1) — 30.7%
Alinghi Funding Co. LLC, 3.12%, 5/17/23 (LOC: UBS AG)(2)	$9,750,000	$9,714,488
Alinghi Funding Co. LLC, 5.44%, 7/13/23 (LOC: UBS AG)(2)	15,000,000	14,781,167
Australia & New Zealand Banking Group Ltd., 5.49%, 12/15/23(2)	20,000,000	19,260,444
Australia & New Zealand Banking Group Ltd., VRN, 5.49%, (SOFR plus 0.67%), 5/2/23(2)	1,219,000	1,219,468
Australia & New Zealand Banking Group Ltd., VRN, 5.22%, (SOFR plus 0.40%), 10/10/23(2)	25,000,000	25,000,000
Australia & New Zealand Banking Group Ltd., VRN, 5.02%, (SOFR plus 0.20%), 11/13/23(2)	10,000,000	10,000,000
Banco Santander SA, VRN, 5.23%, (SOFR plus 0.40%), 7/5/23(2)	10,000,000	10,000,000
Banco Santander SA, VRN, 5.28%, (SOFR plus 0.45%), 7/5/23(2)	21,500,000	21,501,621
Bank of Montreal, VRN, 5.57%, (SOFR plus 0.75%), 12/5/23	5,000,000	4,999,458
Bank of Nova Scotia, VRN, 5.27%, (SOFR plus 0.45%), 1/18/24(2)	20,500,000	20,499,856
Barclays Capital, Inc., 5.82%, 6/16/23	3,300,000	3,261,572
Bedford Row Funding Corp., VRN, 5.57%, (SOFR plus 0.75%), 8/2/23 (LOC: Royal Bank of Canada)(2)	15,000,000	15,000,000
BNP Paribas SA, VRN, 5.28%, (SOFR plus 0.46%), 9/25/23	16,750,000	16,750,000
Cabot Trail Funding LLC, 5.18%, 8/15/23 (LOC: Toronto-Dominion Bank)	16,500,000	16,194,145
Canadian Imperial Bank of Commerce, 3.66%, 5/2/23	305,000	304,138
Canadian Imperial Bank of Commerce, VRN, 5.38%, (SOFR plus 0.56%), 7/7/23(2)	13,300,000	13,300,000
Canadian Imperial Bank of Commerce, VRN, 5.27%, (SOFR plus 0.45%), 3/20/24(2)	12,500,000	12,500,000
Chesham Finance Ltd. / Chesham Finance LLC, 4.90%, 4/3/23 (LOC: Societe Generale SA)(2)	9,950,000	9,950,000
Citigroup Global Markets, Inc., VRN, 5.23%, (SOFR plus 0.40%), 4/5/23(2)	22,000,000	22,000,077
Collateralized Commercial Paper FLEX Co. LLC, 5.21%, 7/5/23 (LOC: JPMorgan Securities LLC)	10,000,000	9,870,575
Collateralized Commercial Paper FLEX Co. LLC, 5.25%, 11/1/23 (LOC: JPMorgan Securities LLC)(2)	20,000,000	20,000,000
Collateralized Commercial Paper FLEX Co. LLC, VRN, 5.17%, (SOFR plus 0.35%), 7/19/23 (LOC: JPMorgan Securities LLC)(2)	5,000,000	5,000,000
Collateralized Commercial Paper V Co. LLC, VRN, 5.27%, (SOFR plus 0.45%), 4/5/23 (LOC: JPMorgan Securities LLC)	10,000,000	10,000,000
Collateralized Commercial Paper V Co. LLC, VRN, 5.37%, (SOFR plus 0.55%), 4/12/23 (LOC: JPMorgan Securities LLC)	15,000,000	15,000,000
Cooperatieve Rabobank UA, 5.28%, 9/5/23	21,150,000	20,691,956
Cooperatieve Rabobank UA, 5.14%, 10/20/23	8,300,000	8,074,517
CRC Funding LLC, 4.96%, 6/2/23 (LOC: Citibank N.A.)	6,500,000	6,447,892
Fairway Finance Co. LLC, VRN, 5.47%, (SOFR plus 0.65%), 5/19/23 (LOC: Bank of Montreal)(2)	10,500,000	10,500,000
Great Bear Funding LLC, 5.07%, 6/26/23 (LOC: Bank of Nova Scotia)	1,000,000	988,578
JP Morgan Securities LLC, 4.07%, 6/6/23(2)	8,200,000	8,143,147
JP Morgan Securities LLC, 5.15%, 7/11/23(2)	15,000,000	15,000,000
JP Morgan Securities LLC, 5.49%, 11/28/23(2)	18,500,000	18,500,000
LMA-Americas LLC, 5.23%, 7/5/23 (LOC: Credit Agricole Corporate and Investment Bank)(2)	15,000,000	14,805,087
7

	Principal Amount	Value
LMA-Americas LLC, 5.12%, 8/8/23 (LOC: Credit Agricole Corporate and Investment Bank)(2)	$3,595,000	$3,532,603
Podium Funding Trust, VRN, 5.20%, (SOFR plus 0.38%), 10/16/23 (LOC: Bank of Montreal)	25,000,000	25,000,000
Ridgefield Funding Co. LLC, 5.17%, 8/8/23 (LOC: BNP Paribas)	16,500,000	16,210,705
Skandinaviska Enskilda Banken AB, VRN, 5.14%, (SOFR plus 0.31%), 7/11/23(2)	22,500,000	22,500,000
Svenska Handelsbanken AB, VRN, 5.36%, (SOFR plus 0.53%), 5/19/23(2)	5,000,000	5,000,000
Svenska Handelsbanken AB, VRN, 5.62%, (SOFR plus 0.79%), 11/1/23(2)	13,500,000	13,500,000
Toronto-Dominion Bank, VRN, 5.04%, 12/6/23(2)	11,000,000	11,000,000
Toyota Credit de Puerto Rico Corp., VRN, 5.46%, (SOFR plus 0.63%), 5/22/23	13,000,000	13,000,000
UBS AG, VRN, 5.47%, (SOFR plus 0.65%), 6/29/23(2)	20,500,000	20,500,000
UBS AG, VRN, 5.41%, (SOFR plus 0.58%), 9/22/23(2)	18,600,000	18,600,000
UBS AG, VRN, 5.65%, (SOFR plus 0.82%), 10/17/23(2)	10,000,000	10,000,000
Versailles Commercial Paper LLC, 5.59%, 6/7/23 (LOC: Natixis)(2)	10,000,000	9,901,597
Washington Morgan Capital Co. LLC, 5.61%, 4/27/23 (LOC: Goldman Sachs & Co.)	15,500,000	15,500,000
TOTAL COMMERCIAL PAPER		593,503,091
MUNICIPAL SECURITIES — 20.4%
Alaska Housing Finance Corp. Rev., VRDN, 4.85%, 4/7/23	6,825,000	6,825,000
Alaska Housing Finance Corp. Rev., VRDN, 4.93%, 4/7/23	17,780,000	17,780,000
Board of Regents of the University of Texas System Rev., VRDN, 4.82%, 4/7/23	10,000,000	10,000,000
Bridgeton Industrial Development Authority Rev., (Stolze Printing Obligated Group), VRDN, 5.07%, 4/7/23 (LOC: Carrollton Bank and U.S. Bank N.A.)	1,300,000	1,300,000
City of Philadelphia , 4.80%, 5/4/23 (LOC: TD Bank N.A.)	7,500,000	7,500,000
Colorado Housing & Finance Authority Rev., VRDN, 4.85%, 4/7/23 (SBBPA: Barclays Bank PLC)	1,760,000	1,760,000
Colorado Housing & Finance Authority Rev., VRDN, 4.85%, 4/7/23 (SBBPA: FHLB)	12,500,000	12,500,000
Illinois Housing Development Authority Rev., VRDN, 4.86%, 4/7/23 (LOC: FHLB)(LIQ FAC: FHLB)	6,905,000	6,905,000
Illinois Housing Development Authority Rev., VRDN, 4.88%, 4/7/23 (SBBPA: FHLB)	12,070,000	12,070,000
Kansas City Rev., VRDN, 4.90%, 4/7/23 (LOC: JPMorgan Chase Bank N.A.)	1,590,000	1,590,000
Massachusetts Development Finance Agency Rev., (Babson College), VRDN, 4.95%, 4/7/23 (LOC: Bank of America N.A.)	1,110,000	1,110,000
Memphis Health Educational & Housing Facility Board Rev., (Pedcor Investments 2007-CIII LP), VRDN, 4.90%, 4/7/23 (LOC: U.S. Bank N.A.)	1,095,000	1,095,000
Metropolitan Water District of Southern California Rev., VRDN, 4.86%, 4/7/23 (SBBPA: PNC Bank N.A.)	14,625,000	14,625,000
Metropolitan Water District of Southern California Rev., VRDN, 4.91%, 4/7/23 (SBBPA: Bank of America N.A.)	46,870,000	46,870,000
Michigan Finance Authority Rev., (School Loan Revolving Fund), VRDN, 4.87%, 4/7/23 (LOC: PNC Bank N.A.)	8,000,000	8,000,000
Michigan Finance Authority Rev., (School Loan Revolving Fund), VRDN, 4.90%, 4/7/23 (LOC: Bank of America N.A.)	11,320,000	11,320,000
Mizuho Floater/Residual Trust Rev., VRDN, 5.08%, 5/5/23 (LOC: Mizuho Capital Markets LLC)(LIQ FAC: Mizuho Capital Markets LLC)(2)	11,270,000	11,270,000
Mizuho Floater/Residual Trust Rev., VRDN, 5.09%, 5/5/23 (LOC: Mizuho Capital Markets LLC)(LIQ FAC: Mizuho Capital Markets LLC)(2)	13,797,413	13,797,413
8

	Principal Amount	Value
Mizuho Floater/Residual Trust Rev., VRDN, 5.09%, 5/5/23 (LOC: Mizuho Capital Markets LLC)(LIQ FAC: Mizuho Capital Markets LLC)(2)	$14,164,340	$14,164,340
Mizuho Floater/Residual Trust Rev., VRDN, 5.12%, 5/5/23 (LOC: Mizuho Capital Markets LLC)(LIQ FAC: Mizuho Capital Markets LLC)(2)	35,505,000	35,505,000
New York State Housing Finance Agency Rev., (L&M 93rd Street LLC), VRDN, 4.91%, 4/7/23 (LOC: Landesbank Hessen-Thuringen Girozentrale)	1,100,000	1,100,000
New York State Housing Finance Agency Rev., (L&M 93rd Street LLC), VRDN, 4.92%, 4/7/23 (LOC: Landesbank Hessen-Thuringen Girozentrale)	375,000	375,000
New York State Housing Finance Agency Rev., VRDN, 4.85%, 4/7/23 (SBBPA: TD Bank N.A.)	1,500,000	1,500,000
North Dakota Housing Finance Agency Rev., VRDN, 4.85%, 4/7/23 (SBBPA: Royal Bank of Canada)	2,300,000	2,300,000
Pasadena Public Financing Authority Rev., VRDN, 4.98%, 4/7/23 (SBBPA: Bank of the West)	11,935,000	11,935,000
South Dakota Housing Development Authority Rev., VRDN, 4.90%, 4/7/23	10,000,000	10,000,000
South Dakota Housing Development Authority Rev., VRDN, 4.90%, 4/7/23 (SBBPA: South Dakota Housing Development Authority)	19,105,000	19,105,000
St. Charles Parish Rev., (Randa Properties LLC), VRDN, 4.98%, 4/7/23 (LOC: Capital One N.A. and FHLB)	1,345,000	1,345,000
State of Oregon Housing & Community Services Department Rev., VRDN, 4.80%, 4/7/23 (SBBPA: U.S. Bank N.A.)	10,500,000	10,500,000
Taxable Municipal Funding Trust Rev., VRDN, 5.02%, 4/7/23 (LOC: Barclays Bank PLC)(2)	8,986,000	8,986,000
Taxable Municipal Funding Trust Rev., VRDN, 5.02%, 4/7/23 (LOC: Barclays Bank PLC)(2)	31,240,000	31,240,000
Tender Option Bond Trust Receipts/Certificates COP, VRDN, 5.00%, 4/7/23 (LOC: Royal Bank of Canada)(2)	13,395,000	13,395,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 4.88%, 4/7/23 (LOC: Barclays Bank PLC)(2)	28,040,000	28,040,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 5.00%, 4/7/23 (LIQ FAC: Royal Bank of Canada)(2)	5,000,000	5,000,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 5.02%, 4/7/23 (LIQ FAC: JP Morgan Chase Bank N.A)(2)	5,625,000	5,625,000
Triborough Bridge & Tunnel Authority Rev., VRDN, 4.82%, 4/7/23 (LOC: UBS AG)	3,500,000	3,500,000
University of California Rev., VRDN, 4.82%, 4/7/23	1,030,000	1,030,000
Wisconsin Housing & Economic Development Authority Housing Rev., VRDN, 4.95%, 4/7/23 (SBBPA: JPMorgan Chase Bank N.A.)	3,300,000	3,300,000
TOTAL MUNICIPAL SECURITIES		394,262,753
CORPORATE BONDS — 18.2%
12th & Yesler Owner LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	27,000,000	27,000,000
412 Madison LLC, VRDN, 4.92%, 4/7/23 (LOC: FNMA)	11,000,000	11,000,000
500 Columbia Place LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	7,000,000	7,000,000
Allen C Stonecipher Life Insurance Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	17,880,000	17,880,000
Anton Santa Cruz LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	18,030,000	18,030,000
Bank of Montreal, VRN, 5.09%, (SOFR plus 0.27%), 9/15/23	6,000,000	5,989,341
Barbour Issuing Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	11,000,000	11,000,000
Bellevue 10 Apartments LLC, VRDN, 4.95%, 4/10/23 (LOC: Northern Trust Company)	12,670,000	12,670,000
CG-USA Simi Valley LP, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	9,500,000	9,500,000
Champion Insurance Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	4,320,000	4,320,000
9

	Principal Amount	Value
Cypress Bend Real Estate Development Co. LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	$14,190,000	$14,190,000
Fiore Capital LLC, VRDN, 5.00%, 4/7/23 (LOC: Wells Fargo Bank N.A.)	13,975,000	13,975,000
Foothill Garden NV Investors LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	10,950,000	10,950,000
General Secretariat of the Organization of American States, VRDN, 4.96%, 5/15/23 (LOC: Bank of America N.A.)	12,530,000	12,530,000
Gold River 659 LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	12,000,000	12,000,000
Hartsfield Family Trust 2021, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	5,210,000	5,210,000
JL Irrevocable Trust, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	2,000,000	2,000,000
KDF Glenview LP, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	8,000,000	8,000,000
Krawitz Family Insurance Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	4,000,000	4,000,000
Labcon North America, VRDN, 4.93%, 4/5/23 (LOC: BMO Harris Bank N.A.)	1,950,000	1,950,000
Labcon North America, VRDN, 4.90%, 4/7/23 (LOC: BMO Harris Bank N.A.)	5,820,000	5,820,000
Ness Family Partners LP, VRDN, 4.93%, 4/7/23 (LOC: BMO Harris Bank N.A.)	4,805,000	4,805,000
Nicholas David Nurse 2020 Irrevocable Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	8,175,000	8,175,000
Nuveen Credit Strategies Income Fund, VRDN, 4.94%, 4/7/23 (LOC: Societe Generale SA)(2)	16,000,000	16,000,000
Nuveen Preferred & Income Opportunities Fund, VRDN, 4.94%, 4/7/23 (LOC: Sumitomo Mitsui Banking)(2)	20,000,000	20,000,000
Nuveen Variable Rate Preferred & Income Fund, VRDN, 4.96%, 4/7/23 (LOC: Toronto-Dominion Bank)(2)	42,500,000	42,500,000
Royal Bank of Canada, VRN, 5.27%, (SOFR plus 0.45%), 10/26/23	4,500,000	4,492,848
Shil Park Irrevocable Life Insurance Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	6,000,000	6,000,000
SRMHayward LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	7,000,000	7,000,000
Steve Welch Family Insurance Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	2,805,000	2,805,000
Synergy Colgan Creek LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	1,000,000	1,000,000
Toyota Motor Credit Corp., VRN, 5.18%, (SOFR plus 0.35%), 6/13/23	6,181,000	6,181,361
Uptown Newport Building Owner LP, VRDN, 4.94%, 4/7/23 (LOC: Landesbank Hessen-Thuringen Girozentrale)	17,355,000	17,355,000
TOTAL CORPORATE BONDS		351,328,550
CERTIFICATES OF DEPOSIT — 17.3%
Banco Santander SA, 5.20%, 5/5/23	16,000,000	16,000,000
Bank of Montreal, VRN, 5.43%, (SOFR plus 0.61%), 7/21/23	5,000,000	5,000,000
Bank of Montreal, VRN, 5.57%, (SOFR plus 0.75%), 8/1/23	17,500,000	17,500,000
Bank of Montreal, VRN, 5.45%, (SOFR plus 0.63%), 9/12/23	20,000,000	20,000,000
Barclays Bank PLC, 5.20%, 7/7/23	23,250,000	23,250,000
Canadian Imperial Bank of Commerce, 4.02%, 9/13/23	18,500,000	18,500,000
Canadian Imperial Bank of Commerce, 5.00%, 10/12/23	20,000,000	20,000,000
Canadian Imperial Bank of Commerce, VRN, 5.32%, (SOFR plus 0.50%), 5/8/23	5,020,000	5,020,636
Cooperatieve Rabobank UA, 3.74%, 5/31/23	19,900,000	19,902,487
Credit Agricole Corporate & Investment Bank SA, 4.80%, 4/3/23(2)	1,961,000	1,961,000
Credit Agricole Corporate & Investment Bank SA, 5.18%, 8/22/23(2)	17,500,000	17,500,000
Natixis SA, 5.52%, 9/5/23	10,000,000	10,000,000
10

	Principal Amount	Value
Nordea Bank Abp, VRN, 5.42%, (SOFR plus 0.60%), 10/11/23	$10,000,000	$10,000,000
Nordea Bank Abp, VRN, 5.60%, (SOFR plus 0.78%), 11/1/23	500,000	500,333
Royal Bank of Canada, 4.02%, 7/14/23	18,100,000	18,100,000
Royal Bank of Canada, 4.22%, 9/1/23	5,000,000	5,000,000
Royal Bank of Canada, 4.10%, 9/6/23	20,000,000	20,000,000
Royal Bank of Canada, 5.41%, 12/21/23	15,000,000	15,000,000
Svenska Handelsbanken, VRN, 5.30%, (SOFR plus 0.47%), 5/3/23	10,000,000	10,000,000
Svenska Handelsbanken, VRN, 5.15%, (SOFR plus 0.32%), 3/15/24	20,000,000	20,000,000
Toronto-Dominion Bank, 3.75%, 6/15/23	3,250,000	3,242,466
Toronto-Dominion Bank, 3.75%, 6/16/23	7,500,000	7,500,000
Toronto-Dominion Bank, 4.07%, 7/18/23	340,000	339,258
Toronto-Dominion Bank, 5.38%, 8/1/23	5,000,000	5,000,000
Toronto-Dominion Bank, 4.00%, 8/14/23	12,500,000	12,500,000
Toronto-Dominion Bank, 4.25%, 9/8/23	10,000,000	10,000,000
Toronto-Dominion Bank, 4.35%, 9/13/23	5,500,000	5,500,000
Toronto-Dominion Bank, 5.30%, 1/24/24	7,500,000	7,500,000
Toronto-Dominion Bank, 5.53%, 4/1/24	10,000,000	10,000,000
TOTAL CERTIFICATES OF DEPOSIT		334,816,180
U.S. TREASURY SECURITIES(1) — 14.3%
U.S. Treasury Bills, 1.93%, 4/20/23	16,275,000	16,260,628
U.S. Treasury Bills, 4.75%, 5/2/23	35,000,000	34,874,778
U.S. Treasury Bills, 4.74%, 5/30/23	25,000,000	24,821,111
U.S. Treasury Bills, 4.75%, 6/29/23	35,000,000	34,613,515
U.S. Treasury Bills, 3.09%, 7/13/23	20,000,000	19,826,476
U.S. Treasury Bills, 4.89%, 7/18/23	25,000,000	24,650,347
U.S. Treasury Bills, 4.86%, 8/3/23	10,000,000	9,841,400
U.S. Treasury Bills, 3.64%, 9/7/23	10,750,000	10,587,789
U.S. Treasury Notes, VRN, 4.76%, (3-month USBMMY plus 0.03%), 7/31/23	50,000,000	49,955,006
U.S. Treasury Notes, VRN, 4.77%, (3-month USBMMY plus 0.04%), 10/31/23	50,000,000	49,953,119
TOTAL U.S. TREASURY SECURITIES		275,384,169
U.S. GOVERNMENT AGENCY SECURITIES — 2.1%
FHLB, 4.50%, 11/3/23	5,000,000	5,000,000
FHLB, 5.50%, 3/27/24	20,000,000	20,000,000
FHLB, 5.62%, 3/27/24	15,000,000	15,000,000
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		40,000,000
TOTAL INVESTMENT SECURITIES — 103.0%		1,989,294,743
OTHER ASSETS AND LIABILITIES — (3.0)%		(57,265,855)
TOTAL NET ASSETS — 100.0%		$1,932,028,888
11

NOTES TO SCHEDULE OF INVESTMENTS
COP	–	Certificates of Participation
FHLB	–	Federal Home Loan Bank
FNMA	–	Federal National Mortgage Association
LIQ FAC	–	Liquidity Facilities
LOC	–	Letter of Credit
SBBPA	–	Standby Bond Purchase Agreement
SOFR	–	Secured Overnight Financing Rate
USBMMY	–	U.S. Treasury Bill Money Market Yield
VRDN	–	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $676,193,308, which represented 35.0% of total net assets.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,989,294,743
Cash	4,973,557
Receivable for investments sold	380,000
Receivable for capital shares sold	3,141,105
Interest receivable	12,234,482
2,010,023,887

Liabilities
Payable for investments purchased	72,845,307
Payable for capital shares redeemed	4,204,637
Accrued management fees	938,561
Distribution and service fees payable	6,494
77,994,999

Net Assets	$1,932,028,888

Net Assets Consist of:
Capital paid in	$1,932,205,439
Distributable earnings (loss)	(176,551)
$1,932,028,888

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,905,923,902	1,906,246,401	$1.00
A Class	$23,957,504	23,948,177	$1.00
C Class	$2,147,482	2,146,114	$1.00

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$54,744,310

Expenses:
Management fees	10,520,227
Distribution and service fees:
A Class	54,520
C Class	37,426
Trustees' fees and expenses	118,288
Other expenses	14,888
10,745,349
Fees waived	(73,066)
10,672,283

Net investment income (loss)	44,072,027

Net realized gain (loss) on investment transactions	(155,511)

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,916,516

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$44,072,027	$168,539
Net realized gain (loss)	(155,511)	(15,353)
Net increase (decrease) in net assets resulting from operations	43,916,516	153,186

Distributions to Shareholders
From earnings:
Investor Class	(43,531,140)	(166,191)
A Class	(474,260)	(2,036)
C Class	(66,914)	(312)
Decrease in net assets from distributions	(44,072,314)	(168,539)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	196,338,596	20,976,515

Net increase (decrease) in net assets	196,182,798	20,961,162

Net Assets
Beginning of period	1,735,846,090	1,714,884,928
End of period	$1,932,028,888	$1,735,846,090

See Notes to Financial Statements.
15

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, A Class and C Class. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.  Investments are generally valued at amortized cost, which approximates fair value. If the valuation designee determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the valuation designee.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. The fund may purchase a security and at the same time make a commitment to sell the same security at a future settlement date at a specified price. The difference between the purchase price and the sale price of these simultaneous transactions is reflected as interest income.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.
16

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The total amount of the waiver for each class for the period ended March 31, 2023 was $59,999, $758 and $238 for Investor Class, A Class and C Class, respectively. The effective annual management fee before and after waiver for each class for the period ended March 31, 2023 was 0.57%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for the period ended March 31, 2023 was $4,899 and $7,172 for the A Class and C Class, respectively. The effective annual distribution and service fee after waiver was 0.23% for the A Class and 0.60% for C Class.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $23,670,000 and $9,180,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

17

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	958,249,205	$958,249,205	877,620,928	$877,620,928
Issued in reinvestment of distributions	43,437,536	43,437,536	154,372	154,372
Redeemed	(803,198,295)	(803,198,295)	(862,412,849)	(862,412,849)
	198,488,446	198,488,446	15,362,451	15,362,451
A Class
Sold	8,940,745	8,940,745	6,447,835	6,447,835
Issued in reinvestment of distributions	474,260	474,260	1,954	1,954
Redeemed	(6,894,660)	(6,894,660)	(5,032,216)	(5,032,216)
	2,520,345	2,520,345	1,417,573	1,417,573
C Class
Sold	2,117,360	2,117,360	6,961,958	6,961,958
Issued in reinvestment of distributions	66,914	66,914	301	301
Redeemed	(6,854,469)	(6,854,469)	(2,765,768)	(2,765,768)
	(4,670,195)	(4,670,195)	4,196,491	4,196,491
Net increase (decrease)	196,338,596	$196,338,596	20,976,515	$20,976,515

5. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

18

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$44,072,314	$168,539
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2023, the fund had accumulated short-term capital losses of $(176,551), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.
The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2023	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	2.38%	0.58%	0.58%	2.40%	2.40%	$1,905,924
2022	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.18%	0.58%	0.01%	(0.39)%	$1,707,589
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.10%	0.35%	0.58%	0.09%	(0.14)%	$1,692,242
2020	$1.00	0.02	—(2)	0.02	(0.02)	—(2)	(0.02)	$1.00	1.61%	0.58%	0.58%	1.58%	1.58%	$1,594,491
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.79%	0.58%	0.58%	1.78%	1.78%	$1,336,785
A Class
2023	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	2.15%	0.81%	0.83%	2.17%	2.15%	$23,958
2022	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.18%	0.83%	0.01%	(0.64)%	$21,439
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.05%	0.40%	0.83%	0.04%	(0.39)%	$20,022
2020	$1.00	0.01	—(2)	0.01	(0.01)	—(2)	(0.01)	$1.00	1.36%	0.83%	0.83%	1.33%	1.33%	$21,448
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.54%	0.83%	0.83%	1.53%	1.53%	$19,847
C Class
2023	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.73%	1.18%	1.33%	1.80%	1.65%	$2,147
2022	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.21%	1.33%	(0.02)%	(1.14)%	$6,818
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.60%	1.33%	(0.16)%	(0.89)%	$2,622
2020	$1.00	0.01	—(2)	0.01	(0.01)	—(2)	(0.01)	$1.00	0.85%	1.33%	1.33%	0.83%	0.83%	$23,253
2019	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	1.03%	1.33%	1.33%	1.03%	1.03%	$12,843

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Money Market Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Prime Money Market Fund of the American Century Investment Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
22

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent first and third quarters of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92284 2305

Annual Report

March 31, 2023

Short Duration Fund
Investor Class (ACSNX)
I Class (ASHHX)
A Class (ACSQX)
C Class (ACSKX)
R Class (ACSPX)
R5 Class (ACSUX)
R6 Class (ASDDX)
G Class (ASDOX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACSNX	0.00%	1.50%	1.22%	—	11/30/06
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	—	0.26%	1.26%	1.01%	—	—
I Class	ASHHX	0.10%	1.60%	—	1.49%	4/10/17
A Class	ACSQX					11/30/06
No sales charge		-0.15%	1.25%	0.97%	—
With sales charge		-2.39%	0.79%	0.74%	—
C Class	ACSKX	-0.89%	0.49%	0.22%	—	11/30/06
R Class	ACSPX	-0.39%	1.00%	0.72%	—	11/30/06
R5 Class	ACSUX	0.20%	1.70%	1.42%	—	11/30/06
R6 Class	ASDDX	0.25%	1.73%	—	1.56%	7/28/17
G Class	ASDOX	0.57%	—	—	0.23%	11/4/20
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $11,288

Bloomberg U.S. 1-3 Year Government/Credit Bond Index — $11,059

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.59%	0.49%	0.84%	1.59%	1.09%	0.39%	0.34%	0.34%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Peter Van Gelderen, Jeff Houston, James Platz and Charles Tan

Performance Summary

Short Duration returned 0.00%* for the 12 months ended March 31, 2023. By comparison, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index returned 0.26%. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated through March but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, yields rose sharply across the yield curve. This dynamic contributed to negative 12-month returns for most investment-grade bond market sectors, including Treasuries, mortgage-backed securities and corporate bonds. Credit-sensitive and longer maturity securities generally posted the largest losses.

Duration Was a Modest Detractor

We began modestly extending the portfolio’s duration in the second half of 2022, as short-maturity Treasury yields were climbing to multiyear highs. In our view, the combination of high inflation, rising Treasury yields and aggressive Fed tightening would eventually trigger a recession and push yields lower. However, yields rose overall, and our longer-than-index duration positioning detracted slightly.

Sector Allocation, Security Selection Enhanced Relative Performance

Overall, sector allocation was a top contributor to relative results, partly due to a slightly larger-than-usual position in cash and cash equivalents. These positions benefited from the Fed’s aggressive rate-hike campaign. Additionally, out-of-index exposure to high-yield securities boosted results, largely due to our hedging strategy, which included timely purchases of high-yield credit default swaps.

The cash and high-yield allocations more than offset slightly negative results from an out-of-index allocation to securitized securities. Our securitized exposure primarily consisted of credit-sensitive non-agency collateralized mortgage obligations, non-agency commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations.

Security selection also had a broadly positive effect on relative performance. Our selections among government securities and investment-grade corporates were the main drivers, while our U.S. dollar-denominated emerging markets bonds had a flat effect on results.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	37.4%
Corporate Bonds	33.5%
Collateralized Loan Obligations	7.4%
Asset-Backed Securities	7.0%
Collateralized Mortgage Obligations	5.4%
Bank Loan Obligations	1.7%
Commercial Mortgage-Backed Securities	1.5%
U.S. Government Agency Mortgage-Backed Securities	—*
Short-Term Investments	5.1%
Other Assets and Liabilities	1.0%
*Category is less than 0.05% of total net assets.
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,023.60	$2.88	0.57%
I Class	$1,000	$1,024.10	$2.37	0.47%
A Class	$1,000	$1,022.30	$4.13	0.82%
C Class	$1,000	$1,018.50	$7.90	1.57%
R Class	$1,000	$1,021.10	$5.39	1.07%
R5 Class	$1,000	$1,024.60	$1.87	0.37%
R6 Class	$1,000	$1,024.90	$1.62	0.32%
G Class	$1,000	$1,025.40	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.09	$2.87	0.57%
I Class	$1,000	$1,022.59	$2.37	0.47%
A Class	$1,000	$1,020.84	$4.13	0.82%
C Class	$1,000	$1,017.10	$7.90	1.57%
R Class	$1,000	$1,019.60	$5.39	1.07%
R5 Class	$1,000	$1,023.09	$1.87	0.37%
R6 Class	$1,000	$1,023.34	$1.61	0.32%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 37.4%
U.S. Treasury Notes, 1.50%, 2/15/25(1)	$12,000,000	$11,435,156
U.S. Treasury Notes, 4.625%, 2/28/25	30,000,000	30,294,141
U.S. Treasury Notes, 3.875%, 3/31/25	21,000,000	20,937,554
U.S. Treasury Notes, 3.50%, 9/15/25	50,000,000	49,532,226
U.S. Treasury Notes, 3.00%, 9/30/25	55,000,000	53,806,543
U.S. Treasury Notes, 4.00%, 12/15/25	160,000,000	160,632,634
U.S. Treasury Notes, 4.625%, 3/15/26	180,000,000	184,113,281
TOTAL U.S. TREASURY SECURITIES (Cost $509,348,240)		510,751,535
CORPORATE BONDS — 33.5%
Aerospace and Defense — 0.4%
Boeing Co., 1.43%, 2/4/24	2,200,000	2,126,172
Boeing Co., 2.80%, 3/1/24	3,400,000	3,315,771
		5,441,943
Automobiles — 3.0%
American Honda Finance Corp., 0.55%, 7/12/24	6,000,000	5,688,804
Ford Motor Credit Co. LLC, 2.30%, 2/10/25	5,500,000	5,105,210
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,000,000	938,615
General Motors Financial Co., Inc., 3.70%, 5/9/23	5,000,000	4,992,641
General Motors Financial Co., Inc., 1.05%, 3/8/24	5,000,000	4,783,756
General Motors Financial Co., Inc., 1.20%, 10/15/24	5,000,000	4,682,689
Hyundai Capital America, 1.00%, 9/17/24(2)	7,000,000	6,565,006
Mercedes-Benz Finance North America LLC, 5.375%, 11/26/25(2)	2,250,000	2,278,270
Toyota Motor Credit Corp., 4.80%, 1/10/25	3,130,000	3,150,918
Toyota Motor Credit Corp., 3.95%, 6/30/25	3,000,000	2,964,236
		41,150,145
Banks — 6.0%
Banco Santander SA, VRN, 1.72%, 9/14/27	3,384,000	2,957,372
Bank of America Corp., VRN, 1.73%, 7/22/27	6,111,000	5,484,809
Bank of America Corp., VRN, 4.95%, 7/22/28	3,325,000	3,308,756
Bank of America Corp., VRN, 3.42%, 12/20/28	1,500,000	1,394,860
Banque Federative du Credit Mutuel SA, 4.94%, 1/26/26(2)	1,985,000	1,963,262
Barclays PLC, VRN, 2.28%, 11/24/27	761,000	669,276
Barclays PLC, VRN, 7.39%, 11/2/28	380,000	403,120
BNP Paribas SA, VRN, 5.125%, 1/13/29(2)	1,830,000	1,835,203
BPCE SA, 4.625%, 7/11/24(2)	4,683,000	4,571,256
Citigroup, Inc., VRN, 2.01%, 1/25/26	4,616,000	4,349,686
Citigroup, Inc., VRN, 3.11%, 4/8/26	2,700,000	2,583,129
Commonwealth Bank of Australia, 5.32%, 3/13/26	1,947,000	1,981,239
Cooperatieve Rabobank UA, VRN, 5.56%, 2/28/29(2)	1,670,000	1,682,838
Credit Agricole SA, 5.30%, 7/12/28(2)	625,000	634,093
Discover Bank, VRN, 4.68%, 8/9/28	5,000,000	4,577,095
DNB Bank ASA, VRN, 2.97%, 3/28/25(2)	3,265,000	3,187,580
HSBC Holdings PLC, 4.25%, 3/14/24	3,045,000	2,966,914
HSBC Holdings PLC, VRN, 1.16%, 11/22/24	5,262,000	5,107,753
JPMorgan Chase & Co., VRN, 1.56%, 12/10/25	2,587,000	2,427,866
9

	Principal Amount/Shares	Value
JPMorgan Chase & Co., VRN, 5.55%, 12/15/25	$1,242,000	$1,251,178
JPMorgan Chase & Co., VRN, 1.04%, 2/4/27	2,362,000	2,110,139
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	3,260,000	2,931,487
JPMorgan Chase & Co., VRN, 1.47%, 9/22/27	1,844,000	1,627,883
Lloyds Banking Group PLC, VRN, 4.72%, 8/11/26	2,265,000	2,206,913
Lloyds Banking Group PLC, VRN, 5.87%, 3/6/29	1,107,000	1,116,979
Mitsubishi UFJ Financial Group, Inc., VRN, 5.72%, 2/20/26	1,289,000	1,293,211
Mitsubishi UFJ Financial Group, Inc., VRN, 5.42%, 2/22/29	1,154,000	1,165,656
Nordea Bank Abp, 4.75%, 9/22/25(2)	3,075,000	3,062,813
Royal Bank of Canada, 6.00%, 11/1/27	1,940,000	2,024,688
Sumitomo Mitsui Financial Group, Inc., 5.46%, 1/13/26	933,000	942,525
Sumitomo Mitsui Trust Bank Ltd., 5.65%, 3/9/26(2)	1,265,000	1,286,625
Toronto-Dominion Bank, 4.11%, 6/8/27	2,325,000	2,253,279
Truist Bank, 3.30%, 5/15/26	2,085,000	1,922,095
UniCredit SpA, VRN, 2.57%, 9/22/26(2)	4,455,000	4,036,350
Wells Fargo & Co., VRN, 4.54%, 8/15/26	871,000	855,753
		82,173,681
Beverages — 0.2%
Keurig Dr Pepper, Inc., 0.75%, 3/15/24	2,744,000	2,628,873
Biotechnology — 0.8%
AbbVie, Inc., 2.60%, 11/21/24	5,000,000	4,827,398
Amgen, Inc., 5.25%, 3/2/25	3,850,000	3,894,287
CSL Finance PLC, 3.85%, 4/27/27(2)	2,500,000	2,438,835
		11,160,520
Broadline Retail — 0.1%
Amazon.com, Inc., 4.60%, 12/1/25	560,000	564,853
Amazon.com, Inc., 4.55%, 12/1/27	1,020,000	1,035,954
		1,600,807
Capital Markets — 1.9%
Bank of New York Mellon Corp., VRN, 5.80%, 10/25/28	2,160,000	2,252,217
Bank of New York Mellon Corp., VRN, 4.54%, 2/1/29	1,890,000	1,874,110
Deutsche Bank AG, VRN, 4.30%, 5/24/28	1,570,000	1,548,696
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	4,845,000	4,690,941
Goldman Sachs Group, Inc., VRN, 1.43%, 3/9/27	1,025,000	918,147
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	1,033,000	923,872
Golub Capital BDC, Inc., 2.50%, 8/24/26	1,181,000	1,013,956
Morgan Stanley, VRN, 0.79%, 5/30/25	1,570,000	1,486,854
Morgan Stanley, VRN, 1.16%, 10/21/25	3,118,000	2,913,742
Morgan Stanley, VRN, 2.63%, 2/18/26	2,538,000	2,410,704
Morgan Stanley, VRN, 5.05%, 1/28/27	2,671,000	2,665,648
Owl Rock Capital Corp., 3.40%, 7/15/26	461,000	407,705
Owl Rock Core Income Corp., 3.125%, 9/23/26	791,000	687,421
UBS Group AG, VRN, 1.49%, 8/10/27(2)	1,672,000	1,441,541
		25,235,554
Construction and Engineering — 0.3%
Quanta Services, Inc., 0.95%, 10/1/24	4,000,000	3,732,825
Consumer Finance — 1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/24	1,891,000	1,770,176
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.75%, 10/29/24	5,375,000	5,011,486
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 6.50%, 7/15/25	2,002,000	2,018,109
10

	Principal Amount/Shares	Value
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.45%, 10/29/26	$1,289,000	$1,158,493
BOC Aviation USA Corp., 1.625%, 4/29/24(2)	3,030,000	2,907,699
OneMain Finance Corp., 8.25%, 10/1/23	4,005,000	4,021,220
		16,887,183
Containers and Packaging — 0.7%
Amcor Flexibles North America, Inc., 4.00%, 5/17/25	1,045,000	1,023,973
Graphic Packaging International LLC, 0.82%, 4/15/24(2)	8,500,000	8,101,926
		9,125,899
Diversified REITs — 1.3%
Brixmor Operating Partnership LP, 3.65%, 6/15/24	5,200,000	5,038,247
National Retail Properties, Inc., 4.30%, 10/15/28	2,557,000	2,409,691
Realty Income Corp., 5.05%, 1/13/26	1,171,000	1,167,645
VICI Properties LP, 4.375%, 5/15/25	7,000,000	6,783,389
Welltower OP LLC, 4.25%, 4/15/28	2,253,000	2,156,891
		17,555,863
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 7.30%, 8/15/26	2,015,000	2,124,107
Level 3 Financing, Inc., 3.40%, 3/1/27(2)	4,040,000	3,199,045
		5,323,152
Electric Utilities — 2.6%
American Electric Power Co., Inc., 0.75%, 11/1/23	5,000,000	4,882,563
American Electric Power Co., Inc., 2.03%, 3/15/24	5,000,000	4,839,316
Black Hills Corp., 1.04%, 8/23/24	7,000,000	6,590,790
Emera US Finance LP, 0.83%, 6/15/24	6,000,000	5,655,049
Entergy Louisiana LLC, 0.62%, 11/17/23	3,023,000	2,934,541
NextEra Energy Capital Holdings, Inc., 4.26%, 9/1/24	3,000,000	2,973,565
NextEra Energy Capital Holdings, Inc., 6.05%, 3/1/25	1,164,000	1,184,743
NextEra Energy Capital Holdings, Inc., 4.45%, 6/20/25	5,280,000	5,247,562
Pennsylvania Electric Co., 5.15%, 3/30/26(2)	1,000,000	1,005,143
		35,313,272
Electrical Equipment — 0.3%
Regal Rexnord Corp., 6.05%, 2/15/26(2)	4,380,000	4,403,742
Electronic Equipment, Instruments and Components — 0.4%
Teledyne Technologies, Inc., 0.95%, 4/1/24	5,250,000	5,033,661
Energy Equipment and Services — 0.3%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 1.23%, 12/15/23	4,000,000	3,884,710
Entertainment — 0.2%
Warnermedia Holdings, Inc., 3.79%, 3/15/25(2)	1,215,000	1,177,272
Warnermedia Holdings, Inc., 3.76%, 3/15/27(2)	2,017,000	1,901,173
		3,078,445
Financial Services — 0.4%
Air Lease Corp., 5.30%, 2/1/28	4,990,000	4,928,832
Antares Holdings LP, 2.75%, 1/15/27(2)	1,091,000	889,823
		5,818,655
Food Products — 0.5%
General Mills, Inc., 5.24%, 11/18/25	2,872,000	2,881,155
Mondelez International Holdings Netherlands BV, 4.25%, 9/15/25(2)	2,476,000	2,452,182
Mondelez International, Inc., 2.125%, 3/17/24	904,000	878,878
		6,212,215
11

	Principal Amount/Shares	Value
Ground Transportation — 0.6%
DAE Funding LLC, 1.55%, 8/1/24(2)	$2,588,000	$2,435,396
DAE Funding LLC, 2.625%, 3/20/25(2)	3,925,000	3,695,737
SMBC Aviation Capital Finance DAC, 4.125%, 7/15/23(2)	2,700,000	2,682,401
		8,813,534
Health Care Equipment and Supplies — 0.6%
GE HealthCare Technologies, Inc., 5.55%, 11/15/24(2)	5,000,000	5,032,105
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	3,920,000	3,706,693
		8,738,798
Health Care Providers and Services — 1.8%
Centene Corp., 4.25%, 12/15/27	8,370,000	8,072,530
CVS Health Corp., 5.00%, 2/20/26	3,000,000	3,035,235
HCA, Inc., 5.00%, 3/15/24	2,800,000	2,784,295
Humana, Inc., 0.65%, 8/3/23	6,725,000	6,630,501
Universal Health Services, Inc., 1.65%, 9/1/26	4,387,000	3,863,839
		24,386,400
Hotels, Restaurants and Leisure — 0.5%
Hyatt Hotels Corp., 1.30%, 10/1/23	5,000,000	4,895,643
International Game Technology PLC, 6.50%, 2/15/25(2)	1,474,000	1,490,937
		6,386,580
Insurance — 1.1%
Athene Global Funding, 2.51%, 3/8/24(2)	3,750,000	3,619,352
GA Global Funding Trust, 0.80%, 9/13/24(2)	3,200,000	2,982,483
Jackson National Life Global Funding, 1.75%, 1/12/25(2)	2,326,000	2,179,775
Met Tower Global Funding, 1.25%, 9/14/26(2)	2,741,000	2,435,049
Metropolitan Life Global Funding I, 5.00%, 1/6/26(2)	4,250,000	4,278,340
		15,494,999
IT Services — 0.2%
Global Payments, Inc., 3.75%, 6/1/23	689,000	686,895
International Business Machines Corp., 3.30%, 5/15/26	2,190,000	2,113,274
		2,800,169
Life Sciences Tools and Services — 1.0%
Illumina, Inc., 5.80%, 12/12/25	4,200,000	4,241,967
PerkinElmer, Inc., 0.85%, 9/15/24	5,000,000	4,696,337
Thermo Fisher Scientific, Inc., 1.22%, 10/18/24	5,250,000	4,985,036
		13,923,340
Machinery — 1.4%
Caterpillar Financial Services Corp., 5.40%, 3/10/25	5,580,000	5,686,825
CNH Industrial Capital LLC, 3.95%, 5/23/25	4,543,000	4,427,222
John Deere Capital Corp., 3.40%, 6/6/25	4,660,000	4,568,218
Parker-Hannifin Corp., 3.65%, 6/15/24	5,000,000	4,926,419
		19,608,684
Media — 0.2%
Cox Communications, Inc., 3.15%, 8/15/24(2)	3,220,000	3,139,742
Metals and Mining — 0.2%
Nucor Corp., 3.95%, 5/23/25	2,016,000	1,985,236
Multi-Utilities — 0.9%
DTE Energy Co., 4.22%, 11/1/24	3,006,000	2,974,063
Public Service Enterprise Group, Inc., 0.84%, 11/8/23	7,000,000	6,801,211
Sempra Energy, 3.30%, 4/1/25	3,006,000	2,911,195
		12,686,469
12

	Principal Amount/Shares	Value
Oil, Gas and Consumable Fuels — 0.7%
Enbridge, Inc., VRN, 5.36%, (SOFR plus 0.63%), 2/16/24	$5,500,000	$5,460,089
Hess Corp., 3.50%, 7/15/24	1,515,000	1,480,688
HF Sinclair Corp., 2.625%, 10/1/23	1,350,000	1,328,725
SA Global Sukuk Ltd., 0.95%, 6/17/24(2)	1,040,000	992,709
Saudi Arabian Oil Co., 1.25%, 11/24/23(2)	750,000	731,976
		9,994,187
Paper and Forest Products — 0.4%
Georgia-Pacific LLC, 0.625%, 5/15/24(2)	5,000,000	4,764,208
Passenger Airlines — 0.2%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(2)	3,165,385	3,118,986
Personal Care Products — 0.5%
Haleon UK Capital PLC, 3.125%, 3/24/25	3,236,000	3,129,437
Kenvue, Inc., 5.50%, 3/22/25(2)	3,000,000	3,050,968
		6,180,405
Pharmaceuticals — 1.1%
Royalty Pharma PLC, 0.75%, 9/2/23	6,220,000	6,065,879
Viatris, Inc., 1.65%, 6/22/25	5,000,000	4,588,070
Zoetis, Inc., 5.40%, 11/14/25	4,167,000	4,239,562
		14,893,511
Semiconductors and Semiconductor Equipment — 0.1%
Intel Corp., 2.45%, 11/15/29	1,585,000	1,396,552
Specialty Retail — 0.2%
Lowe's Cos., Inc., 4.40%, 9/8/25	2,487,000	2,476,209
Trading Companies and Distributors — 0.1%
Aircastle Ltd., 5.25%, 8/11/25(2)	1,695,000	1,658,148
Wireless Telecommunication Services — 0.7%
Sprint LLC, 7.125%, 6/15/24	3,975,000	4,044,448
Sprint LLC, 7.625%, 2/15/25	3,455,000	3,585,827
T-Mobile USA, Inc., 3.375%, 4/15/29	2,125,000	1,939,248
		9,569,523
TOTAL CORPORATE BONDS (Cost $471,855,678)		457,776,825
COLLATERALIZED LOAN OBLIGATIONS — 7.4%
AMMC CLO Ltd., Series 2015-16A, Class CR2, VRN, 6.74%, (3-month LIBOR plus 1.95%), 4/14/29(2)	5,300,000	5,151,429
AMMC CLO XIII Ltd., Series 2020-2, Class A3R2, VRN, 7.07%, (3-month LIBOR plus 2.25%), 7/24/29(2)	7,500,000	7,267,257
AMMC CLO XIV Ltd., Series 2014-14A, Class BL1R, VRN, 8.42%, (3-month LIBOR plus 3.60%), 7/25/29(2)	2,500,000	2,426,677
Arbor Realty Commercial Real Estate Notes Ltd., Series 2019-FL2, Class AS, VRN, 6.39%, (1-month SOFR plus 1.56%), 9/15/34(2)	2,841,925	2,829,258
Arbor Realty Commercial Real Estate Notes Ltd., Series 2019-FL2, Class D, VRN, 7.39%, (1-month SOFR plus 2.56%), 9/15/34(2)	1,435,000	1,411,642
BDS Ltd., Series 2020-FL6, Class E, VRN, 7.92%, (30-day average SOFR plus 3.36%), 9/15/35(2)	3,186,000	3,021,906
BDS Ltd., Series 2021-FL7, Class C, VRN, 6.46%, (1-month LIBOR plus 1.70%), 6/16/36(2)	4,800,000	4,511,076
Blackrock Rainier CLO VI Ltd., Series 2021-6A, Class A, VRN, 6.51%, (3-month LIBOR plus 1.70%), 4/20/33(2)	3,000,000	2,918,418
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 7.07%, (3-month LIBOR plus 2.20%), 8/14/30(2)	2,150,000	2,099,967
13

	Principal Amount/Shares	Value
Cerberus Loan Funding XXIX LP, Series 2020-2A, Class A, VRN, 6.69%, (3-month LIBOR plus 1.90%), 10/15/32(2)	$2,000,000	$1,968,735
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 6.19%, (3-month LIBOR plus 1.40%), 11/22/33(2)	827,188	822,737
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 6.64%, (3-month LIBOR plus 1.85%), 11/16/30(2)	3,000,000	2,893,114
Eaton Vance CLO Ltd., Series 2015-1A, Class CR, VRN, 6.71%, (3-month LIBOR plus 1.90%), 1/20/30(2)	5,500,000	5,271,169
Greystone CRE Notes Ltd., Series 2019-FL2, Class B, VRN, 6.28%, (1-month LIBOR plus 1.60%), 9/15/37(2)	2,000,000	1,970,443
KVK CLO Ltd., Series 2013-1A, Class DR, VRN, 7.74%, (3-month LIBOR plus 2.95%), 1/14/28(2)	4,645,000	4,548,254
Marathon CLO Ltd., Series 2020-15A, Class A1S, VRN, 6.56%, (3-month LIBOR plus 1.70%), 11/15/31(2)	1,950,000	1,938,003
Palmer Square Loan Funding Ltd., Series 2020-1A, Class D, VRN, 9.53%, (3-month LIBOR plus 4.85%), 2/20/28(2)	5,500,000	5,291,532
Palmer Square Loan Funding Ltd., Series 2021-3A, Class B, VRN, 6.56%, (3-month LIBOR plus 1.75%), 7/20/29(2)	5,125,000	4,937,245
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, VRN, 6.56%, (3-month SOFR plus 1.90%), 10/15/30(2)	2,350,000	2,293,186
Ready Capital Mortgage Financing LLC, Series 2020-FL4, Class B, VRN, 8.70%, (1-month LIBOR plus 3.85%), 2/25/35(2)	4,250,000	4,192,883
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class B, VRN, 6.45%, (1-month LIBOR plus 1.60%), 7/25/36(2)	8,400,000	8,022,433
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class C, VRN, 6.75%, (1-month LIBOR plus 1.90%), 7/25/36(2)	2,000,000	1,894,640
TCP Waterman CLO LLC, Series 2017-1A, Class BR, VRN, 6.82%, (3-month LIBOR plus 1.90%), 8/20/33(2)	8,400,000	8,266,138
TICP CLO I-2 Ltd., Series 2018-IA, Class C, VRN, 7.86%, (3-month LIBOR plus 3.04%), 4/26/28(2)	1,500,000	1,499,249
Vibrant CLO VII Ltd., Series 2017-7A, Class B, VRN, 7.21%, (3-month LIBOR plus 2.40%), 9/15/30(2)	2,000,000	1,952,895
Wellfleet CLO Ltd., Series 2015-1A, Class CR4, VRN, 6.91%, (3-month LIBOR plus 2.10%), 7/20/29(2)	10,000,000	9,698,003
Wellfleet CLO Ltd., Series 2022-1A, Class B1, VRN, 7.01%, (3-month SOFR plus 2.35%), 4/15/34(2)	2,125,000	2,072,273
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $104,099,027)		101,170,562
ASSET-BACKED SECURITIES — 7.0%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(2)	8,725,000	7,563,398
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I, SEQ, 4.19%, 6/5/49(2)	6,726,060	6,594,470
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(2)	2,346,455	1,840,004
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(2)	2,001,415	1,791,266
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37(2)	6,168,555	5,136,192
Cologix Data Centers US Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.30%, 12/26/51(2)	1,254,000	1,128,140
Credit Acceptance Auto Loan Trust, Series 2022-3A, Class A, SEQ, 6.57%, 10/15/32(2)	1,883,000	1,908,069
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(2)	8,825,000	7,144,771
Domino's Pizza Master Issuer LLC, Series 2015-1A, Class A2II, SEQ, 4.47%, 10/25/45(2)	2,578,125	2,495,066
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(2)	5,350,000	4,779,549
Global SC Finance VII Srl, Series 2021-2A, Class A, SEQ, 1.95%, 8/17/41(2)	2,615,651	2,304,762
14

	Principal Amount/Shares	Value
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(2)	$358,254	$326,786
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(2)	565,911	545,794
Lunar Aircarft Ltd., Series 2020-1A, Class A, SEQ, 3.38%, 2/15/45(2)	5,940,497	5,148,954
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(2)	5,529,107	4,704,648
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(2)	3,946,715	3,465,787
MVW LLC, Series 2019-2A, Class B, 2.44%, 10/20/38(2)	815,514	759,544
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A, SEQ, 3.97%, 6/15/44(2)	2,512,775	2,179,631
Progress Residential Trust, Series 2020-SFR1, Class C, 2.18%, 4/17/37(2)	1,250,000	1,160,607
Progress Residential Trust, Series 2020-SFR3, Class D, SEQ, 1.90%, 10/17/27(2)	5,000,000	4,509,230
Progress Residential Trust, Series 2021-SFR1, Class E, 2.11%, 4/17/38(2)	2,600,000	2,232,649
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(2)	2,000,000	1,699,732
Sabey Data Center Issuer LLC, Series 2020-1, Class A2, SEQ, 3.81%, 4/20/45(2)	2,850,000	2,724,557
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class C, 4.17%, 9/20/35(2)	270,861	264,290
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class D, 4.54%, 5/20/36(2)	172,321	163,238
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(2)	207,767	197,609
Sierra Timeshare Receivables Funding LLC, Series 2021-8, Class D, 3.17%, 11/20/37(2)	655,488	601,015
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, SEQ, 4.54%, 2/25/44(2)	5,653,136	5,554,359
Stack Infrastructure Issuer LLC, Series 2019-2A, Class A2, SEQ, 3.08%, 10/25/44(2)	1,540,000	1,472,293
Start II Ltd., Series 2019-1, Class A, SEQ, 4.09%, 3/15/44(2)	3,157,811	2,797,656
Start Ltd., Series 2018-1, Class A, SEQ, 4.09%, 5/15/43(2)	5,865,815	5,103,581
Stonepeak ABS, Series 2021-1A, Class AA, 2.30%, 2/28/33(2)	2,509,186	2,319,251
Tricon American Homes, Series 2020-SFR1, Class C, 2.25%, 7/17/38(2)	4,000,000	3,619,852
Tricon American Homes Trust, Series 2020-SFR2, Class C, 2.03%, 11/17/39(2)	1,800,000	1,517,076
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	179,182	173,489
TOTAL ASSET-BACKED SECURITIES (Cost $107,454,209)		95,927,315
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.4%
Private Sponsor Collateralized Mortgage Obligations — 3.4%
Angel Oak Mortgage Trust I LLC, Series 2019-1, Class B1, SEQ, VRN, 5.40%, 11/25/48(2)	4,700,000	4,545,853
Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1, SEQ, VRN, 4.50%, 11/25/48(2)	1,971,000	1,938,530
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A3, SEQ, VRN, 3.30%, 7/26/49(2)	58,379	58,161
Arroyo Mortgage Trust, Series 2021-1R, Class A2, VRN, 1.48%, 10/25/48(2)	1,260,574	1,035,394
Arroyo Mortgage Trust, Series 2021-1R, Class A3, VRN, 1.64%, 10/25/48(2)	997,955	819,109
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 6.80%, (1-year H15T1Y plus 2.25%), 2/25/36	137,775	129,685
15

	Principal Amount/Shares	Value
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 7.75%, (1-month LIBOR plus 2.90%), 4/25/28(2)	$1,877,555	$1,887,776
Bellemeade Re Ltd., Series 2020-2A, Class M2, VRN, 10.85%, (1-month LIBOR plus 6.00%), 8/26/30(2)	1,327,515	1,354,389
BRAVO Residential Funding Trust, Series 2021-NQM2, Class M1, VRN, 2.29%, 3/25/60(2)	3,475,000	2,870,281
BRAVO Residential Funding Trust, Series 2022-NQM3, Class A2, SEQ, VRN, 5.50%, 7/25/62(2)	3,669,044	3,565,834
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A2, SEQ, 3.08%, 7/25/49(2)	717,386	672,568
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	764	699
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A3, VRN, 2.51%, 2/25/50(2)	648,021	599,632
GCAT Trust, Series 2021-CM2, Class A1, SEQ, VRN, 2.35%, 8/25/66(2)	4,529,013	4,120,556
Home RE Ltd., Series 2018-1, Class M2, VRN, 7.85%, (1-month LIBOR plus 3.00%), 10/25/28(2)	2,696,005	2,717,025
Home RE Ltd., Series 2020-1, Class M1C, VRN, 9.00%, (1-month LIBOR plus 4.15%), 10/25/30(2)	227,858	228,304
Home RE Ltd., Series 2022-1, Class M1A, VRN, 7.41%, (30-day average SOFR plus 2.85%), 10/25/34(2)	1,675,000	1,685,875
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.78%, 10/25/29(2)	101,751	96,257
JP Morgan Mortgage Trust, Series 2019-5, Class A15, VRN, 4.00%, 11/25/49(2)	404,355	375,163
JP Morgan Mortgage Trust, Series 2020-5, Class A15, VRN, 3.00%, 12/25/50(2)	3,169,355	2,739,011
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 6.41%, (30-day average SOFR plus 1.85%), 11/25/31(2)	3,114,806	3,103,528
Triangle Re Ltd., Series 2020-1, Class M2, VRN, 10.45%, (1-month LIBOR plus 5.60%), 10/25/30(2)	852,788	858,333
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 8.75%, (1-month LIBOR plus 3.90%), 8/25/33(2)	3,675,486	3,696,535
Verus Securitization Trust, Series 2019-INV2, Class A1, VRN, 2.91%, 7/25/59(2)	264,449	256,230
Verus Securitization Trust, Series 2019-INV3, Class A3, SEQ, VRN, 3.10%, 11/25/59(2)	3,924,419	3,735,447
Verus Securitization Trust, Series 2020-1, Class A3, SEQ, 2.72%, 1/25/60(2)	3,135,872	2,966,807
Vista Point Securitization Trust, Series 2020-1, Class A2, SEQ, VRN, 2.77%, 3/25/65(2)	675,487	667,587
		46,724,569
U.S. Government Agency Collateralized Mortgage Obligations — 2.0%
FHLMC, Series 2018-HRP1, Class M2, VRN, 6.50%, (1-month LIBOR plus 1.65%), 4/25/43(2)	64,445	64,447
FHLMC, Series 2021-HQA3, Class M1, VRN, 5.41%, (30-day average SOFR plus 0.85%), 9/25/41(2)	6,167,231	5,954,303
FHLMC, Series 2022-DNA3, Class M1A, VRN, 6.56%, (30-day average SOFR plus 2.00%), 4/25/42(2)	3,646,665	3,648,274
FHLMC, Series 2022-DNA6, Class M1A, VRN, 6.71%, (30-day average SOFR plus 2.15%), 9/25/42(2)	2,819,625	2,828,048
FNMA, Series 2006-60, Class KF, VRN, 5.15%, (1-month LIBOR plus 0.30%), 7/25/36	325,937	322,209
FNMA, Series 2009-33, Class FB, VRN, 5.67%, (1-month LIBOR plus 0.82%), 3/25/37	320,994	322,908
FNMA, Series 2014-C01, Class M2, VRN, 9.25%, (1-month LIBOR plus 4.40%), 1/25/24	4,426,066	4,526,821
FNMA, Series 2014-C02, Class 2M2, VRN, 7.45%, (1-month LIBOR plus 2.60%), 5/25/24	368,097	370,980
16

	Principal Amount/Shares	Value
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	$10,168,440	$1,906,595
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	7,006,962	1,285,192
FNMA, Series 2017-C07, Class 1EB2, VRN, 5.85%, (1-month LIBOR plus 1.00%), 5/25/30	1,291,901	1,287,274
FNMA, Series 2022-R03, Class 1M1, VRN, 6.66%, (30-day average SOFR plus 2.10%), 3/25/42(2)	2,067,724	2,064,858
FNMA, Series 2022-R09, Class 2M1, VRN, 7.07%, (30-day average SOFR plus 2.50%), 9/25/42(2)	2,141,401	2,145,462
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	3,386,546	501,806
		27,229,177
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $75,440,219)		73,953,746
BANK LOAN OBLIGATIONS(3) — 1.7%
Aerospace and Defense — 0.2%
TransDigm, Inc., 2023 Term Loan I, 8.15%, (3-month SOFR plus 3.25%), 8/24/28	3,000,000	2,995,500
Consumer Staples Distribution & Retail — 0.4%
United Natural Foods, Inc., Term Loan B, 8.17%, (1-month SOFR plus 3.25%), 10/22/25	5,343,585	5,353,605
Health Care Equipment and Supplies — 0.2%
Avantor Funding, Inc., 2021 Term Loan B5, 7.09%, (1-month LIBOR plus 2.25%), 11/8/27	2,748,277	2,749,788
Pharmaceuticals — 0.9%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 6.56%, (1-month LIBOR plus 1.75%), 3/15/28	5,252,328	5,248,626
Jazz Financing Lux S.a.r.l., USD Term Loan, 8.34%, (1-month LIBOR plus 3.50%), 5/5/28	6,955,167	6,937,049
		12,185,675
TOTAL BANK LOAN OBLIGATIONS (Cost $23,293,883)		23,284,568
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, VRN, 7.10%, (1-month LIBOR plus 2.27%), 11/15/34(2)	4,370,000	2,250,158
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 6.83%, (1-month LIBOR plus 2.15%), 5/15/36(2)	3,693,810	3,579,136
DBWF Mortgage Trust, Series 2018-GLKS, Class A, VRN, 5.89%, (1-month LIBOR plus 1.13%), 12/19/30(2)	4,189,000	4,114,748
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(2)	3,575,000	3,235,375
One Market Plaza Trust, Series 2017-1MKT, Class B, 3.85%, 2/10/32(2)	3,533,000	3,239,584
SMRT, Series 2022-MINI, Class C, VRN, 6.38%, (1-month SOFR plus 1.55%), 1/15/39(2)	4,500,000	4,246,265
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $23,627,085)		20,665,266
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES†
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 4.17%, (1-year H15T1Y plus 2.25%), 9/1/35	110,420	113,183
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.87%), 7/1/36	14,548	14,688
FHLMC, VRN, 4.09%, (12-month LIBOR plus 1.89%), 7/1/41	33,664	33,309
FHLMC, VRN, 3.90%, (12-month LIBOR plus 1.65%), 12/1/42	58,582	58,810
FNMA, VRN, 5.25%, (6-month LIBOR plus 1.57%), 6/1/35	74,911	75,376
FNMA, VRN, 5.31%, (6-month LIBOR plus 1.57%), 6/1/35	31,530	31,700
		327,066
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities†
FNMA, 3.50%, 3/1/34	84,652	82,214
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $420,502)		409,280
17

	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 5.1%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	28,122	$28,122
Repurchase Agreements — 3.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $13,176,970), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $12,714,554)		12,709,608
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $37,498,322), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $36,777,736)		36,763,000
		49,472,608
Treasury Bills(4) — 1.5%
U.S. Treasury Bills, 5.11%, 2/22/24	$21,000,000	20,159,672
TOTAL SHORT-TERM INVESTMENTS (Cost $69,580,380)		69,660,402
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $1,385,119,223)		1,353,599,499
OTHER ASSETS AND LIABILITIES — 1.0%		13,880,757
TOTAL NET ASSETS — 100.0%		$1,367,480,256

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	2,079	June 2023	$429,216,049	$2,666,275
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	956	June 2023	$104,689,469	$(1,590,534)
U.S. Treasury 10-Year Ultra Notes	50	June 2023	6,057,031	(64,183)
U.S. Treasury 10-Year Notes	161	June 2023	18,502,422	(478,970)
U.S. Treasury Long Bonds	11	June 2023	1,442,719	(63,959)
U.S. Treasury Ultra Bonds	1	June 2023	141,125	(5,861)
			$130,832,766	$(2,203,507)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$6,600,000	$269	$37,788	$38,057
CPURNSA	Receive	2.97%	10/14/23	$9,850,000	276	50,729	51,005
CPURNSA	Receive	2.97%	10/14/23	$9,850,000	276	50,729	51,005
					$821	$139,246	$140,067

18

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	–	Interest Only
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $3,081,776.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $390,372,709, which represented 28.5% of total net assets.
(3)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(4)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
19

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $1,385,119,223)	$1,353,599,499
Cash	98,599
Receivable for investments sold	12,848,233
Receivable for capital shares sold	449,768
Receivable for variation margin on swap agreements	14,690
Interest receivable	7,449,381
1,374,460,170

Liabilities
Payable for investments purchased	5,414,796
Payable for capital shares redeemed	1,152,348
Payable for variation margin on futures contracts	49,629
Accrued management fees	287,090
Distribution and service fees payable	6,964
Dividends payable	69,087
6,979,914

Net Assets	$1,367,480,256

Net Assets Consist of:
Capital paid in	$1,469,498,665
Distributable earnings (loss)	(102,018,409)
$1,367,480,256

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$353,984,787	36,117,082	$9.80
I Class	$215,664,937	22,008,442	$9.80
A Class	$20,054,805	2,046,780	$9.80
C Class	$2,703,924	275,768	$9.81
R Class	$668,954	68,215	$9.81
R5 Class	$11,061,089	1,128,732	$9.80
R6 Class	$58,649,870	5,990,065	$9.79
G Class	$704,691,890	71,963,670	$9.79
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $10.03 (net asset value divided by 0.9775). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $8,363)	$47,954,343

Expenses:
Management fees	6,148,619
Distribution and service fees:
A Class	51,447
C Class	37,864
R Class	3,542
Trustees' fees and expenses	96,193
Other expenses	39,541
6,377,206
Fees waived(1)	(2,710,464)
3,666,742

Net investment income (loss)	44,287,601

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(74,953,555)
Futures contract transactions	8,306,543
Swap agreement transactions	3,727,353
(62,919,659)

Change in net unrealized appreciation (depreciation) on:
Investments	25,380,387
Futures contracts	(3,660,623)
Swap agreements	(1,679,472)
20,040,292

Net realized and unrealized gain (loss)	(42,879,367)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,408,234
(1)Amount consists of  $47,115, $30,273, $2,757, $444, $101, $2,149, $6,640 and $2,620,985 for Investor Class, I Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$44,287,601	$29,539,338
Net realized gain (loss)	(62,919,659)	3,162,420
Change in net unrealized appreciation (depreciation)	20,040,292	(63,519,815)
Net increase (decrease) in net assets resulting from operations	1,408,234	(30,818,057)

Distributions to Shareholders
From earnings:
Investor Class	(9,458,964)	(7,378,142)
I Class	(6,164,782)	(4,722,948)
A Class	(493,471)	(366,225)
C Class	(56,633)	(41,642)
R Class	(15,529)	(11,891)
R5 Class	(460,043)	(384,301)
R6 Class	(1,447,127)	(1,780,399)
G Class	(24,972,606)	(24,442,079)
Decrease in net assets from distributions	(43,069,155)	(39,127,627)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(235,048,463)	30,371,269

Net increase (decrease) in net assets	(276,709,384)	(39,574,415)

Net Assets
Beginning of period	1,644,189,640	1,683,764,055
End of period	$1,367,480,256	$1,644,189,640

See Notes to Financial Statements.
22

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and bank loan obligations are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

23

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

24

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 46% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. Effective August 1, 2022, the investment advisor agreed to waive 0.02% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Trustees. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2023 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.2825% to 0.4000%	0.2500% to 0.3100%	0.58%	0.57%
I Class		0.1500% to 0.2100%	0.48%	0.47%
A Class		0.2500% to 0.3100%	0.58%	0.57%
C Class		0.2500% to 0.3100%	0.58%	0.57%
R Class		0.2500% to 0.3100%	0.58%	0.57%
R5 Class		0.0500% to 0.1100%	0.38%	0.37%
R6 Class		0.0000% to 0.0600%	0.33%	0.32%
G Class		0.0000% to 0.0600%	0.33%	0.00%

25

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $2,601,050,503, of which $1,940,601,858 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $2,893,995,168, of which $1,929,794,306 represented U.S. Treasury and Government Agency obligations.

26

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	6,536,597	$64,122,195	7,051,165	$73,588,309
Issued in reinvestment of distributions	948,051	9,295,715	700,524	7,280,412
Redeemed	(9,999,712)	(98,188,955)	(5,773,347)	(59,996,138)
	(2,515,064)	(24,771,045)	1,978,342	20,872,583
I Class
Sold	14,950,425	146,744,329	19,744,816	205,656,508
Issued in reinvestment of distributions	608,255	5,959,582	438,958	4,558,769
Redeemed	(17,689,709)	(174,158,869)	(12,504,878)	(129,285,038)
	(2,131,029)	(21,454,958)	7,678,896	80,930,239
A Class
Sold	638,870	6,256,221	639,216	6,677,597
Issued in reinvestment of distributions	38,054	372,719	24,100	250,323
Redeemed	(745,627)	(7,314,725)	(783,186)	(8,164,118)
	(68,703)	(685,785)	(119,870)	(1,236,198)
C Class
Sold	92,700	913,821	256,773	2,674,724
Issued in reinvestment of distributions	5,315	52,112	3,791	39,381
Redeemed	(329,099)	(3,239,019)	(184,905)	(1,918,299)
	(231,084)	(2,273,086)	75,659	795,806
R Class
Sold	34,920	344,206	37,430	390,376
Issued in reinvestment of distributions	1,570	15,376	1,117	11,632
Redeemed	(34,515)	(340,192)	(61,803)	(643,383)
	1,975	19,390	(23,256)	(241,375)
R5 Class
Sold	538,221	5,297,206	360,415	3,761,509
Issued in reinvestment of distributions	46,936	460,029	36,916	383,854
Redeemed	(1,080,127)	(10,615,841)	(1,001,778)	(10,455,468)
	(494,970)	(4,858,606)	(604,447)	(6,310,105)
R6 Class
Sold	4,185,684	40,858,519	1,154,309	12,006,142
Issued in reinvestment of distributions	147,752	1,447,113	171,275	1,780,330
Redeemed	(3,603,670)	(35,259,737)	(4,232,685)	(43,487,481)
	729,766	7,045,895	(2,907,101)	(29,701,009)
G Class
Sold	5,719,955	56,221,221	10,764,498	112,593,899
Issued in reinvestment of distributions	2,546,341	24,972,169	2,352,956	24,442,079
Redeemed	(27,529,408)	(269,263,658)	(16,577,488)	(171,774,650)
	(19,263,112)	(188,070,268)	(3,460,034)	(34,738,672)
Net increase (decrease)	(23,972,221)	$(235,048,463)	2,618,189	$30,371,269

27

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$510,751,535	—
Corporate Bonds	—	457,776,825	—
Collateralized Loan Obligations	—	101,170,562	—
Asset-Backed Securities	—	95,927,315	—
Collateralized Mortgage Obligations	—	73,953,746	—
Bank Loan Obligations	—	23,284,568	—
Commercial Mortgage-Backed Securities	—	20,665,266	—
U.S. Government Agency Mortgage-Backed Securities	—	409,280	—
Short-Term Investments	$28,122	69,632,280	—
	$28,122	$1,353,571,377	—
Other Financial Instruments
Futures Contracts	$2,666,275	—	—
Swap Agreements	—	$140,067	—
	$2,666,275	$140,067	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,203,507	—	—

28

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $74,170,000.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $259,995,578 futures contracts purchased and $178,097,717 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $28,866,667.

29

Value of Derivative Instruments as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$49,629
Other Contracts	Receivable for variation margin on swap agreements*	$14,690	Payable for variation margin on swap agreements*	—
		$14,690		$49,629
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$445,175	Change in net unrealized appreciation (depreciation) on swap agreements	$1,912,813
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	8,306,543	Change in net unrealized appreciation (depreciation) on futures contracts	(3,660,623)
Other Contracts	Net realized gain (loss) on swap agreement transactions	3,282,178	Change in net unrealized appreciation (depreciation) on swap agreements	(3,592,285)
		$12,033,896		$(5,340,095)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$43,069,155	$39,127,627
Long-term capital gains	—	—

30

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,386,115,676
Gross tax appreciation of investments	$5,219,830
Gross tax depreciation of investments	(37,736,007)
Net tax appreciation (depreciation) of investments	(32,516,177)
Net tax appreciation (depreciation) on derivatives	139,257
Net tax appreciation (depreciation)	$(32,376,920)
Other book-to-tax adjustments	$(1,984,603)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(35,873,796)
Accumulated long-term capital losses	$(31,783,090)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

31

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$10.06	0.27	(0.27)	—	(0.26)	—	(0.26)	$9.80	0.00%	0.58%	0.59%	2.68%	2.67%	187%	$353,985
2022	$10.47	0.14	(0.36)	(0.22)	(0.15)	(0.04)	(0.19)	$10.06	(2.13)%	0.58%	0.58%	1.31%	1.31%	178%	$388,521
2021	$10.05	0.11	0.45	0.56	(0.14)	—	(0.14)	$10.47	5.62%	0.59%	0.59%	1.03%	1.03%	183%	$383,653
2020	$10.15	0.20	(0.07)	0.13	(0.23)	—	(0.23)	$10.05	1.31%	0.59%	0.59%	1.98%	1.98%	156%	$155,169
2019	$10.13	0.24	0.05	0.29	(0.27)	—	(0.27)	$10.15	2.87%	0.60%	0.60%	2.39%	2.39%	72%	$226,341
I Class
2023	$10.06	0.28	(0.27)	0.01	(0.27)	—	(0.27)	$9.80	0.10%	0.48%	0.49%	2.78%	2.77%	187%	$215,665
2022	$10.47	0.15	(0.36)	(0.21)	(0.16)	(0.04)	(0.20)	$10.06	(2.03)%	0.48%	0.48%	1.41%	1.41%	178%	$242,736
2021	$10.05	0.13	0.44	0.57	(0.15)	—	(0.15)	$10.47	5.73%	0.49%	0.49%	1.13%	1.13%	183%	$172,271
2020	$10.15	0.21	(0.07)	0.14	(0.24)	—	(0.24)	$10.05	1.41%	0.49%	0.49%	2.08%	2.08%	156%	$127,684
2019	$10.13	0.26	0.04	0.30	(0.28)	—	(0.28)	$10.15	2.97%	0.50%	0.50%	2.49%	2.49%	72%	$56,264

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$10.05	0.24	(0.26)	(0.02)	(0.23)	—	(0.23)	$9.80	(0.15)%	0.83%	0.84%	2.43%	2.42%	187%	$20,055
2022	$10.46	0.11	(0.35)	(0.24)	(0.13)	(0.04)	(0.17)	$10.05	(2.38)%	0.83%	0.83%	1.06%	1.06%	178%	$21,270
2021	$10.05	0.09	0.44	0.53	(0.12)	—	(0.12)	$10.46	5.26%	0.84%	0.84%	0.78%	0.78%	183%	$23,393
2020	$10.15	0.18	(0.07)	0.11	(0.21)	—	(0.21)	$10.05	1.05%	0.84%	0.84%	1.73%	1.73%	156%	$16,411
2019	$10.13	0.22	0.04	0.26	(0.24)	—	(0.24)	$10.15	2.61%	0.85%	0.85%	2.14%	2.14%	72%	$21,709
C Class
2023	$10.06	0.16	(0.25)	(0.09)	(0.16)	—	(0.16)	$9.81	(0.89)%	1.58%	1.59%	1.68%	1.67%	187%	$2,704
2022	$10.47	0.03	(0.35)	(0.32)	(0.05)	(0.04)	(0.09)	$10.06	(3.10)%	1.58%	1.58%	0.31%	0.31%	178%	$5,099
2021	$10.05	0.02	0.44	0.46	(0.04)	—	(0.04)	$10.47	4.57%	1.59%	1.59%	0.03%	0.03%	183%	$4,514
2020	$10.15	0.10	(0.07)	0.03	(0.13)	—	(0.13)	$10.05	0.30%	1.59%	1.59%	0.98%	0.98%	156%	$6,163
2019	$10.14	0.14	0.04	0.18	(0.17)	—	(0.17)	$10.15	1.75%	1.60%	1.60%	1.39%	1.39%	72%	$9,046
R Class
2023	$10.06	0.22	(0.26)	(0.04)	(0.21)	—	(0.21)	$9.81	(0.39)%	1.08%	1.09%	2.18%	2.17%	187%	$669
2022	$10.47	0.08	(0.35)	(0.27)	(0.10)	(0.04)	(0.14)	$10.06	(2.62)%	1.08%	1.08%	0.81%	0.81%	178%	$667
2021	$10.06	0.07	0.43	0.50	(0.09)	—	(0.09)	$10.47	4.99%	1.09%	1.09%	0.53%	0.53%	183%	$937
2020	$10.15	0.15	(0.06)	0.09	(0.18)	—	(0.18)	$10.06	0.90%	1.09%	1.09%	1.48%	1.48%	156%	$764
2019	$10.14	0.19	0.04	0.23	(0.22)	—	(0.22)	$10.15	2.26%	1.10%	1.10%	1.89%	1.89%	72%	$756

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$10.06	0.29	(0.27)	0.02	(0.28)	—	(0.28)	$9.80	0.20%	0.38%	0.39%	2.88%	2.87%	187%	$11,061
2022	$10.47	0.16	(0.36)	(0.20)	(0.17)	(0.04)	(0.21)	$10.06	(1.93)%	0.38%	0.38%	1.51%	1.51%	178%	$16,327
2021	$10.05	0.14	0.44	0.58	(0.16)	—	(0.16)	$10.47	5.83%	0.39%	0.39%	1.23%	1.23%	183%	$23,320
2020	$10.15	0.22	(0.07)	0.15	(0.25)	—	(0.25)	$10.05	1.51%	0.39%	0.39%	2.18%	2.18%	156%	$23,612
2019	$10.13	0.26	0.05	0.31	(0.29)	—	(0.29)	$10.15	3.08%	0.40%	0.40%	2.59%	2.59%	72%	$20,662
R6 Class
2023	$10.05	0.29	(0.27)	0.02	(0.28)	—	(0.28)	$9.79	0.25%	0.33%	0.34%	2.93%	2.92%	187%	$58,650
2022	$10.46	0.16	(0.35)	(0.19)	(0.18)	(0.04)	(0.22)	$10.05	(1.89)%	0.33%	0.33%	1.56%	1.56%	178%	$52,851
2021	$10.04	0.15	0.44	0.59	(0.17)	—	(0.17)	$10.46	5.89%	0.34%	0.34%	1.28%	1.28%	183%	$85,404
2020	$10.14	0.23	(0.07)	0.16	(0.26)	—	(0.26)	$10.04	1.56%	0.34%	0.34%	2.23%	2.23%	156%	$63,905
2019	$10.13	0.27	0.03	0.30	(0.29)	—	(0.29)	$10.14	3.03%	0.35%	0.35%	2.64%	2.64%	72%	$70,752
G Class
2023	$10.05	0.32	(0.27)	0.05	(0.31)	—	(0.31)	$9.79	0.57%	0.01%	0.34%	3.25%	2.92%	187%	$704,692
2022	$10.46	0.20	(0.36)	(0.16)	(0.21)	(0.04)	(0.25)	$10.05	(1.57)%	0.01%	0.33%	1.88%	1.56%	178%	$916,720
2021(3)	$10.37	0.06	0.10	0.16	(0.07)	—	(0.07)	$10.46	1.57%	0.01%(4)	0.34%(4)	1.48%(4)	1.15%(4)	183%(5)	$990,271

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)November 4, 2020 (commencement of sale) through March 31, 2021.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2021.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short Duration Fund of the American Century Investment Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
36

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
37

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

38

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

39

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

40

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

41

Notes

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92285 2305

Annual Report

March 31, 2023

Short Duration Inflation Protection Bond Fund
Investor Class (APOIX)
I Class (APOHX)
Y Class (APOYX)
A Class (APOAX)
C Class (APOCX)
R Class (APORX)
R5 Class (APISX)
R6 Class (APODX)
G Class (APOGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	APOIX	-1.48%	2.86%	1.33%	—	5/31/05
Bloomberg U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	-1.14%	2.91%	1.48%	—	—
I Class	APOHX	-1.36%	2.96%	—	2.51%	4/10/17
Y Class	APOYX	-1.36%	3.06%	—	2.60%	4/10/17
A Class	APOAX					5/31/05
No sales charge		-1.75%	2.61%	1.08%	—
With sales charge		-3.96%	2.14%	0.85%	—
C Class	APOCX	-2.52%	1.84%	0.32%	—	5/31/05
R Class	APORX	-2.04%	2.34%	0.83%	—	5/31/05
R5 Class	APISX	-1.27%	3.06%	1.53%	—	5/31/05
R6 Class	APODX	-1.22%	3.11%	—	1.90%	7/26/13
G Class	APOGX	-1.01%	3.43%	—	3.13%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $11,411

Bloomberg U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index — $11,585

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.56%	0.46%	0.36%	0.81%	1.56%	1.06%	0.36%	0.31%	0.31%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jim Platz and Miguel Castillo

Performance Summary

Short Duration Inflation Protection Bond returned -1.48%* for the 12 months ended March 31, 2023. By comparison, the Bloomberg U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index returned -1.14%. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Meanwhile, the 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS and a key measure of market-based inflation expectations) experienced quarter-to-quarter volatility but eased overall, from 2.84% to 2.32%. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (2.32% or higher as of March 31).

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, Treasury yields rose sharply across the yield curve. TIPS yields started the period in negative territory and climbed steadily into positive territory. Higher yields contributed to negative 12-month returns for most investment-grade bond market sectors, including TIPS, which were among the weakest.

Non-Index Holdings Weighed on Results

Out-of-index exposure to securitized and corporate securities detracted from results. Rising yields and heightened volatility during the reporting period broadly weighed on credit-sensitive securities.

Duration Detracted from Relative Performance

We began modestly extending the portfolio’s duration in the second half of 2022, as short-maturity Treasury yields were climbing to multiyear highs. In our view, the combination of high inflation, rising Treasury yields and aggressive Fed tightening would eventually trigger a recession and push yields lower. However, yields rose overall, and our longer-than-index duration positioning suffered.

Inflation Exposure Boosted Relative Results

We generally favored the shorter maturity inflation-protected securities in the portfolio’s maturity range, which fared better than longer maturity securities amid elevated inflation. This strategy had a positive effect on relative performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

We also held inflation swaps in conjunction with out-of-index securitized and corporate bonds. Inflation swaps diversified the portfolio’s inflation protection and created an inflation overlay for non-inflation-linked securitized and corporate securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (Consumer Price Index). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight regarding this risk.Our swaps strategy generally aided results, most significantly early in the period when the swaps weighting gave the portfolio greater sensitivity to inflation than the index.

By mid-2022, we reduced the portfolio’s overweight inflation exposure. This was due to our expectations for inflation to continue moderating amid Fed hawkishness and a likely recession. We expect to increase the portfolio’s inflation sensitivity as TIPS valuations improve.

6

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	85.5%
Corporate Bonds	3.4%
Collateralized Loan Obligations	2.0%
Asset-Backed Securities	1.9%
Commercial Mortgage-Backed Securities	1.2%
Collateralized Mortgage Obligations	0.4%
Short-Term Investments	5.6%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,037.50	$3.35	0.66%
I Class	$1,000	$1,037.80	$2.85	0.56%
Y Class	$1,000	$1,038.20	$2.34	0.46%
A Class	$1,000	$1,036.50	$4.62	0.91%
C Class	$1,000	$1,032.40	$8.41	1.66%
R Class	$1,000	$1,034.30	$5.88	1.16%
R5 Class	$1,000	$1,038.30	$2.34	0.46%
R6 Class	$1,000	$1,038.60	$2.08	0.41%
G Class	$1,000	$1,039.20	$0.51	0.10%
Hypothetical
Investor Class	$1,000	$1,021.64	$3.33	0.66%
I Class	$1,000	$1,022.14	$2.82	0.56%
Y Class	$1,000	$1,022.64	$2.32	0.46%
A Class	$1,000	$1,020.39	$4.58	0.91%
C Class	$1,000	$1,016.65	$8.35	1.66%
R Class	$1,000	$1,019.15	$5.84	1.16%
R5 Class	$1,000	$1,022.64	$2.32	0.46%
R6 Class	$1,000	$1,022.89	$2.07	0.41%
G Class	$1,000	$1,024.43	$0.50	0.10%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2023

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 85.5%
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	$7,142,850	$7,311,102
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	27,755,850	30,996,497
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/23	150,971,464	151,080,995
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	4,449,900	4,378,558
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	44,744,910	43,876,573
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	36,161,190	35,323,266
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	213,101,081	207,968,471
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	171,480,200	166,164,958
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	94,021,235	91,982,876
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	118,572,604	114,896,077
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	125,576,138	122,799,100
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26	213,976,875	205,390,379
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	34,959,680	33,683,793
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/26(1)	248,507,687	238,686,603
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	58,231,120	56,138,939
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/27	306,705,213	292,237,554
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27	12,234,600	11,822,859
U.S. Treasury Inflation Indexed Notes, 1.625%, 10/15/27	22,731,975	23,184,302
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	90,998,250	87,857,004
TOTAL U.S. TREASURY SECURITIES (Cost $2,033,407,372)		1,925,779,906
CORPORATE BONDS — 3.4%
Automobiles — 0.3%
General Motors Financial Co., Inc., 3.80%, 4/7/25	7,570,000	7,364,674
Banks — 0.9%
Bank of America Corp., VRN, 1.73%, 7/22/27	2,605,000	2,338,067
Bank of America Corp., VRN, 2.55%, 2/4/28	1,960,000	1,784,676
Bank of America Corp., VRN, 4.95%, 7/22/28	1,465,000	1,457,843
Barclays PLC, VRN, 2.28%, 11/24/27	3,967,000	3,488,856
Barclays PLC, VRN, 7.39%, 11/2/28	1,508,000	1,599,752
BPCE SA, 4.625%, 7/11/24(2)	1,650,000	1,610,628
JPMorgan Chase & Co., VRN, 1.04%, 2/4/27	3,687,000	3,293,854
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	2,520,000	2,266,057
UniCredit SpA, 7.83%, 12/4/23(2)	2,665,000	2,689,725
		20,529,458
Capital Markets — 0.4%
Golub Capital BDC, Inc., 2.50%, 8/24/26	756,000	649,069
Morgan Stanley, VRN, 2.63%, 2/18/26	4,326,000	4,109,026
Owl Rock Core Income Corp., 3.125%, 9/23/26	1,223,000	1,062,852
UBS Group AG, VRN, 1.49%, 8/10/27(2)	3,277,000	2,825,316
		8,646,263
Consumer Finance — 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/24	1,845,000	1,727,116
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.79%, 3/15/25(2)	1,455,000	1,409,820
Warnermedia Holdings, Inc., 3.76%, 3/15/27(2)	1,252,000	1,180,103
		2,589,923
10

	Principal Amount/Shares	Value
Financial Services — 0.2%
Corebridge Financial, Inc., 3.50%, 4/4/25(2)	$3,832,000	$3,684,043
Gas Utilities — 0.2%
East Ohio Gas Co., 1.30%, 6/15/25(2)	3,740,000	3,434,459
Ground Transportation — 0.1%
DAE Funding LLC, 1.55%, 8/1/24(2)	2,526,000	2,377,052
Household Durables — 0.2%
Lennar Corp., 4.75%, 5/30/25	4,460,000	4,396,730
Insurance — 0.1%
GA Global Funding Trust, 0.80%, 9/13/24(2)	2,800,000	2,609,672
Multi-Utilities — 0.1%
Sempra Energy, 3.30%, 4/1/25	3,333,000	3,227,882
Personal Care Products — 0.2%
Haleon UK Capital PLC, 3.125%, 3/24/25	5,325,000	5,149,644
Pharmaceuticals — 0.5%
AbbVie, Inc., 2.95%, 11/21/26	4,180,000	3,979,911
Royalty Pharma PLC, 1.20%, 9/2/25	5,380,000	4,880,591
Viatris, Inc., 1.65%, 6/22/25	2,940,000	2,697,785
		11,558,287
TOTAL CORPORATE BONDS (Cost $81,203,853)		77,295,203
COLLATERALIZED LOAN OBLIGATIONS — 2.0%
Bristol Park CLO Ltd., Series 2016-1A, Class BR, VRN, 6.24%, (3-month LIBOR plus 1.45%), 4/15/29(2)	5,000,000	4,869,340
BXMT Ltd., Series 2020-FL2, Class B, VRN, 6.26%, (1-month SOFR plus 1.51%), 2/15/38(2)	2,970,000	2,696,646
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 7.07%, (3-month LIBOR plus 2.20%), 8/14/30(2)	4,625,000	4,517,371
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class BR, VRN, 6.46%, (3-month LIBOR plus 1.65%), 7/20/31(2)	3,650,000	3,587,360
KKR CLO Ltd., Series 2022A, Class B, VRN, 6.41%, (3-month LIBOR plus 1.60%), 7/20/31(2)	4,425,000	4,282,396
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 6.29%, (3-month LIBOR plus 1.50%), 4/15/31(2)	2,200,000	2,155,242
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.21%, (1-month LIBOR plus 1.45%), 10/16/36(2)	3,141,000	3,003,102
Palmer Square Loan Funding Ltd., Series 2022-1A, Class B, VRN, 6.63%, (3-month SOFR plus 2.00%), 4/15/30(2)	4,000,000	3,896,038
Palmer Square Loan Funding Ltd., Series 2022-4A, Class A2, VRN, 7.08%, (3-month SOFR plus 2.30%), 7/24/31(2)	3,100,000	3,104,238
Shelter Growth CRE Issuer Ltd., Series 2022-FL4, Class A, VRN, 7.05%, (1-month SOFR plus 2.30%), 6/17/37(2)	7,580,000	7,540,523
THL Credit Wind River CLO Ltd., Series 2019-3A, Class CR, VRN, 6.99%, (3-month LIBOR plus 2.20%), 4/15/31(2)	2,250,000	2,147,704
Wellfleet CLO Ltd., Series 2017-2A, Class A1R, VRN, 5.87%, (3-month LIBOR plus 1.06%), 10/20/29(2)	2,280,695	2,263,532
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $44,906,986)		44,063,492
ASSET-BACKED SECURITIES — 1.9%
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I, SEQ, 4.19%, 6/5/49(2)	11,533,500	11,307,856
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A, SEQ, 2.94%, 5/25/29(2)	1,321,211	1,282,778
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(2)	365,257	353,937
11

	Principal Amount/Shares	Value
CARS-DB5 LP, Series 2021-1A, Class A3, SEQ, 1.92%, 8/15/51(2)	$3,941,771	$3,459,418
Cologix Data Centers US Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.30%, 12/26/51(2)	7,825,000	7,039,630
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)	6,600,000	5,932,591
Progress Residential Trust, Series 2020-SFR1, Class B, 2.03%, 4/17/37(2)	4,900,000	4,556,527
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, SEQ, 4.54%, 2/25/44(2)	4,334,470	4,258,734
Tricon Residential Trust, Series 2022-SFR1, Class D, 4.75%, 4/17/39(2)	6,000,000	5,711,050
TOTAL ASSET-BACKED SECURITIES (Cost $46,388,519)		43,902,521
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 6.68%, (1-month LIBOR plus 2.00%), 9/15/36(2)	7,200,000	6,735,283
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, VRN, 6.28%, (1-month LIBOR plus 1.60%), 5/15/36(2)	5,726,753	5,601,721
Extended Stay America Trust, Series 2021-ESH, Class E, VRN, 7.54%, (1-month LIBOR plus 2.85%), 7/15/38(2)	8,794,516	8,336,506
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(2)	6,718,000	6,079,790
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $28,218,269)		26,753,300
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Private Sponsor Collateralized Mortgage Obligations — 0.3%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 6.80%, (1-year H15T1Y plus 2.25%), 2/25/36	231,157	217,583
Bellemeade Re Ltd., Series 2021-3A, Class M1A, VRN, 5.56%, (30-day average SOFR plus 1.00%), 9/25/31(2)	2,912,083	2,889,788
JP Morgan Mortgage Trust, Series 2006-A4, Class 3A1, VRN, 3.35%, 6/25/36	174,060	123,377
Verus Securitization Trust, Series 2020-4, Class A2, SEQ, 1.91%, 5/25/65(2)	1,743,972	1,618,372
Verus Securitization Trust, Series 2021-5, Class A3, VRN, 1.37%, 9/25/66(2)	2,948,515	2,323,630
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1, SEQ, 6.00%, 6/25/36	41,121	35,466
		7,208,216
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2015-SC02, Class M3, VRN, 3.66%, 9/25/45	980,883	958,787
FNMA, Series 2014-C02, Class 2M2, VRN, 7.45%, (1-month LIBOR plus 2.60%), 5/25/24	629,562	634,494
		1,593,281
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,642,986)		8,801,497
SHORT-TERM INVESTMENTS — 5.6%
Discount Notes(3) — 1.0%
Federal Home Loan Bank Discount Notes, 4.67%, 4/12/23	22,000,000	21,975,274
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	34,668	34,668
Repurchase Agreements — 3.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $20,702,036), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $19,975,546)		19,967,775
12

	Principal Amount/Shares	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $58,913,217), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $57,781,151)		$57,758,000
		77,725,775
Treasury Bills(3) — 1.1%
U.S. Treasury Bills, 4.77%, 4/6/23	$25,500,000	25,490,198
TOTAL SHORT-TERM INVESTMENTS (Cost $125,213,388)		125,225,915
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,368,981,373)		2,251,821,834
OTHER ASSETS AND LIABILITIES†		709,155
TOTAL NET ASSETS — 100.0%		$2,252,530,989

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	559	June 2023	$115,407,297	$385,577
U.S. Treasury 5-Year Notes	1,733	June 2023	189,777,040	3,695,629
			$305,184,337	$4,081,206
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.79%	8/26/23	$25,000,000	$585	$3,251,987	$3,252,572
CPURNSA	Receive	2.90%	10/11/23	$65,750,000	313	378,817	379,130
CPURNSA	Receive	2.89%	12/6/23	$25,000,000	365	119,396	119,761
CPURNSA	Receive	2.68%	12/12/23	$25,000,000	373	150,762	151,135
CPURNSA	Receive	2.18%	1/15/24	$50,000,000	669	5,379,733	5,380,402
CPURNSA	Receive	2.17%	1/19/24	$50,000,000	670	5,377,445	5,378,115
CPURNSA	Receive	2.25%	2/1/24	$50,000,000	670	5,240,746	5,241,416
CPURNSA	Receive	2.25%	2/1/24	$25,000,000	585	2,622,012	2,622,597
CPURNSA	Receive	2.29%	2/8/24	$50,000,000	670	5,167,762	5,168,432
CPURNSA	Receive	1.71%	6/20/24	$30,000,000	(740)	3,686,612	3,685,872
CPURNSA	Receive	1.86%	7/30/24	$26,500,000	(714)	3,040,215	3,039,501
CPURNSA	Receive	1.86%	8/1/24	$23,700,000	(692)	2,721,476	2,720,784
CPURNSA	Receive	1.85%	8/1/24	$43,000,000	(848)	4,949,280	4,948,432
CPURNSA	Receive	1.67%	10/21/24	$45,000,000	(864)	5,676,734	5,675,870
CPURNSA	Receive	1.70%	11/26/24	$25,000,000	(703)	3,132,690	3,131,987
CPURNSA	Receive	1.79%	12/13/24	$16,000,000	(630)	1,919,012	1,918,382
CPURNSA	Receive	2.46%	3/15/25	$25,000,000	571	119,301	119,872
CPURNSA	Receive	2.52%	3/27/25	$20,000,000	565	38,443	39,008
CPURNSA	Receive	1.85%	8/26/25	$16,000,000	598	2,150,854	2,151,452
CPURNSA	Receive	2.24%	1/12/26	$20,000,000	622	2,135,047	2,135,669
CPURNSA	Receive	2.42%	2/2/28	$85,000,000	987	876,318	877,305
					$3,052	$58,134,642	$58,137,694

13

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $16,266,241.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $143,371,921, which represented 6.4% of total net assets.
(3)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $2,368,981,373)	$2,251,821,834
Cash	702
Receivable for capital shares sold	1,175,633
Receivable for variation margin on futures contracts	386,944
Receivable for variation margin on swap agreements	647,335
Interest receivable	2,862,468
2,256,894,916

Liabilities
Payable for capital shares redeemed	3,677,984
Accrued management fees	659,880
Distribution and service fees payable	26,063
4,363,927

Net Assets	$2,252,530,989

Net Assets Consist of:
Capital paid in	$2,347,155,824
Distributable earnings (loss)	(94,624,835)
$2,252,530,989

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$515,266,199	50,741,378	$10.15
I Class	$836,498,657	81,650,762	$10.24
Y Class	$13,125,314	1,280,358	$10.25
A Class	$52,427,008	5,219,102	$10.05
C Class	$8,851,422	916,209	$9.66
R Class	$17,660,086	1,719,829	$10.27
R5 Class	$111,102,192	10,844,041	$10.25
R6 Class	$22,373,091	2,183,644	$10.25
G Class	$675,227,020	65,787,258	$10.26
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $10.28 (net asset value divided by 0.9775). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$135,828,547

Expenses:
Management fees	11,927,772
Interest expenses	1,650,839
Distribution and service fees:
A Class	141,754
C Class	93,771
R Class	94,636
Trustees' fees and expenses	174,042
14,082,814
Fees waived - G Class	(1,936,128)
12,146,686

Net investment income (loss)	123,681,861

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(58,452,450)
Futures contract transactions	(9,516,640)
Swap agreement transactions	18,602,564
(49,366,526)

Change in net unrealized appreciation (depreciation) on:
Investments	(116,872,189)
Futures contracts	6,102,981
Swap agreements	(15,129,483)
(125,898,691)

Net realized and unrealized gain (loss)	(175,265,217)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(51,583,356)

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$123,681,861	$126,695,687
Net realized gain (loss)	(49,366,526)	41,246,515
Change in net unrealized appreciation (depreciation)	(125,898,691)	(38,882,147)
Net increase (decrease) in net assets resulting from operations	(51,583,356)	129,060,055

Distributions to Shareholders
From earnings:
Investor Class	(37,220,224)	(18,377,213)
I Class	(60,287,512)	(49,288,277)
Y Class	(745,139)	(628,667)
A Class	(2,850,094)	(1,795,871)
C Class	(460,917)	(302,613)
R Class	(849,799)	(650,573)
R5 Class	(6,138,167)	(6,599,316)
R6 Class	(1,162,758)	(668,999)
G Class	(36,518,518)	(30,850,587)
Decrease in net assets from distributions	(146,233,128)	(109,162,116)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(190,639,143)	308,866,026

Net increase (decrease) in net assets	(388,455,627)	328,763,965

Net Assets
Beginning of period	2,640,986,616	2,312,222,651
End of period	$2,252,530,989	$2,640,986,616

See Notes to Financial Statements.
17

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.
18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 23% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule
19

12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2625% to 0.3800%	0.2500% to 0.3100%	0.56%
I Class		0.1500% to 0.2100%	0.46%
Y Class		0.0500% to 0.1100%	0.36%
A Class		0.2500% to 0.3100%	0.56%
C Class		0.2500% to 0.3100%	0.56%
R Class		0.2500% to 0.3100%	0.56%
R5 Class		0.0500% to 0.1100%	0.36%
R6 Class		0.0000% to 0.0600%	0.31%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.31%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $825,315,911, of which $675,249,975 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $1,065,962,447, of which $826,426,926 represented U.S. Treasury and Government Agency obligations.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	33,138,696	$351,748,968	48,781,308	$534,951,356
Issued in reinvestment of distributions	3,714,203	37,157,013	1,694,882	18,350,122
Redeemed	(50,146,670)	(516,979,617)	(17,802,459)	(196,122,488)
	(13,293,771)	(128,073,636)	32,673,731	357,178,990
I Class
Sold	65,704,683	702,284,703	91,832,421	1,023,616,159
Issued in reinvestment of distributions	5,629,467	56,782,273	4,374,386	47,753,917
Redeemed	(84,864,585)	(882,697,557)	(63,511,866)	(692,877,282)
	(13,530,435)	(123,630,581)	32,694,941	378,492,794
Y Class
Sold	194,744	2,053,884	292,230	3,235,741
Issued in reinvestment of distributions	73,352	740,992	57,572	628,667
Redeemed	(347,432)	(3,653,193)	(368,876)	(4,075,884)
	(79,336)	(858,317)	(19,074)	(211,476)
A Class
Sold	2,654,316	27,738,082	2,246,384	24,522,123
Issued in reinvestment of distributions	159,982	1,582,262	92,624	992,421
Redeemed	(2,484,493)	(25,552,038)	(1,040,820)	(11,293,734)
	329,805	3,768,306	1,298,188	14,220,810
C Class
Sold	482,713	4,894,305	897,672	9,531,882
Issued in reinvestment of distributions	39,043	370,521	25,562	264,565
Redeemed	(401,853)	(3,962,348)	(357,243)	(3,713,481)
	119,903	1,302,478	565,991	6,082,966
R Class
Sold	640,173	6,820,723	581,567	6,478,314
Issued in reinvestment of distributions	84,161	849,773	59,397	650,532
Redeemed	(801,945)	(8,487,216)	(624,015)	(6,948,096)
	(77,611)	(816,720)	16,949	180,750
R5 Class
Sold	1,487,682	15,717,320	3,756,791	41,688,125
Issued in reinvestment of distributions	579,987	5,854,346	579,209	6,334,559
Redeemed	(2,349,811)	(24,814,373)	(39,947,285)	(456,718,806)
	(282,142)	(3,242,707)	(35,611,285)	(408,696,122)
R6 Class
Sold	1,321,142	14,026,477	959,923	10,632,052
Issued in reinvestment of distributions	107,234	1,082,347	56,775	619,384
Redeemed	(949,730)	(10,048,449)	(499,622)	(5,498,149)
	478,646	5,060,375	517,076	5,753,287
G Class
Sold	9,112,581	95,592,590	6,647,729	74,207,804
Issued in reinvestment of distributions	3,609,947	36,518,518	2,823,976	30,850,587
Redeemed	(7,089,373)	(76,259,449)	(13,334,825)	(149,194,364)
	5,633,155	55,851,659	(3,863,120)	(44,135,973)
Net increase (decrease)	(20,701,786)	$(190,639,143)	28,273,397	$308,866,026
21

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,925,779,906	—
Corporate Bonds	—	77,295,203	—
Collateralized Loan Obligations	—	44,063,492	—
Asset-Backed Securities	—	43,902,521	—
Commercial Mortgage-Backed Securities	—	26,753,300	—
Collateralized Mortgage Obligations	—	8,801,497	—
Short-Term Investments	$34,668	125,191,247	—
	$34,668	$2,251,787,166	—
Other Financial Instruments
Futures Contracts	$4,081,206	—	—
Swap Agreements	—	$58,137,694	—
	$4,081,206	$58,137,694	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $112,133,906 futures contracts purchased and $42,655,000 futures contracts sold.

22

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $626,575,000.

Value of Derivative Instruments as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$386,944	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	647,335	Payable for variation margin on swap agreements*	—
		$1,034,279		—
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(9,516,640)	Change in net unrealized appreciation (depreciation) on futures contracts	$6,102,981
Other Contracts	Net realized gain (loss) on swap agreement transactions	18,602,564	Change in net unrealized appreciation (depreciation) on swap agreements	(15,129,483)
		$9,085,924		$(9,026,502)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

23

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$131,002,156	$109,162,116
Long-term capital gains	$15,230,972	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,370,661,055
Gross tax appreciation of investments	$887,785
Gross tax depreciation of investments	(119,727,006)
Net tax appreciation (depreciation) of investments	(118,839,221)
Net tax appreciation (depreciation) on derivatives	58,134,642
Net tax appreciation (depreciation)	$(60,704,579)
Undistributed ordinary income	$8,847,140
Accumulated short-term capital losses	$(23,821,315)
Accumulated long-term capital losses	$(18,946,081)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gain (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$10.89	0.47	(0.65)	(0.18)	(0.49)	(0.07)	(0.56)	$10.15	(1.48)%	0.63%	0.63%	4.46%	4.46%	32%	$515,266
2022	$10.79	0.49	0.04	0.53	(0.43)	—	(0.43)	$10.89	4.92%	0.56%	0.56%	4.48%	4.48%	71%	$697,335
2021	$10.01	0.09	0.78	0.87	(0.09)	—	(0.09)	$10.79	8.68%	0.57%	0.57%	0.95%	0.95%	29%	$338,427
2020	$10.11	0.21	(0.14)	0.07	(0.17)	—	(0.17)	$10.01	0.69%	0.57%	0.57%	2.13%	2.13%	50%	$572,935
2019	$10.16	0.15	0.03	0.18	(0.23)	—	(0.23)	$10.11	1.79%	0.57%	0.57%	1.49%	1.49%	31%	$559,790
I Class
2023	$10.98	0.48	(0.65)	(0.17)	(0.50)	(0.07)	(0.57)	$10.24	(1.36)%	0.53%	0.53%	4.56%	4.56%	32%	$836,499
2022	$10.88	0.50	0.04	0.54	(0.44)	—	(0.44)	$10.98	4.98%	0.46%	0.46%	4.58%	4.58%	71%	$1,045,280
2021	$10.09	0.10	0.79	0.89	(0.10)	—	(0.10)	$10.88	8.82%	0.47%	0.47%	1.05%	1.05%	29%	$679,719
2020	$10.19	0.23	(0.15)	0.08	(0.18)	—	(0.18)	$10.09	0.79%	0.47%	0.47%	2.23%	2.23%	50%	$150,405
2019	$10.24	0.15	0.04	0.19	(0.24)	—	(0.24)	$10.19	1.87%	0.47%	0.47%	1.59%	1.59%	31%	$186,378

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$10.99	0.50	(0.66)	(0.16)	(0.51)	(0.07)	(0.58)	$10.25	(1.36)%	0.43%	0.43%	4.66%	4.66%	32%	$13,125
2022	$10.88	0.52	0.04	0.56	(0.45)	—	(0.45)	$10.99	5.18%	0.36%	0.36%	4.68%	4.68%	71%	$14,941
2021	$10.09	0.12	0.78	0.90	(0.11)	—	(0.11)	$10.88	8.92%	0.37%	0.37%	1.15%	1.15%	29%	$15,006
2020	$10.19	0.22	(0.13)	0.09	(0.19)	—	(0.19)	$10.09	0.89%	0.37%	0.37%	2.33%	2.33%	50%	$10,494
2019	$10.24	0.15	0.05	0.20	(0.25)	—	(0.25)	$10.19	1.98%	0.37%	0.37%	1.69%	1.69%	31%	$4,471
A Class
2023	$10.78	0.43	(0.63)	(0.20)	(0.46)	(0.07)	(0.53)	$10.05	(1.75)%	0.88%	0.88%	4.21%	4.21%	32%	$52,427
2022	$10.68	0.45	0.05	0.50	(0.40)	—	(0.40)	$10.78	4.70%	0.81%	0.81%	4.23%	4.23%	71%	$52,695
2021	$9.91	0.07	0.76	0.83	(0.06)	—	(0.06)	$10.68	8.39%	0.82%	0.82%	0.70%	0.70%	29%	$38,361
2020	$10.01	0.18	(0.13)	0.05	(0.15)	—	(0.15)	$9.91	0.44%	0.82%	0.82%	1.88%	1.88%	50%	$29,951
2019	$10.06	0.11	0.04	0.15	(0.20)	—	(0.20)	$10.01	1.55%	0.82%	0.82%	1.24%	1.24%	31%	$24,988
C Class
2023	$10.39	0.32	(0.59)	(0.27)	(0.39)	(0.07)	(0.46)	$9.66	(2.52)%	1.63%	1.63%	3.46%	3.46%	32%	$8,851
2022	$10.32	0.34	0.06	0.40	(0.33)	—	(0.33)	$10.39	3.92%	1.56%	1.56%	3.48%	3.48%	71%	$8,274
2021	$9.59	(0.03)	0.76	0.73	—(3)	—	—(3)	$10.32	7.62%	1.57%	1.57%	(0.05)%	(0.05)%	29%	$2,378
2020	$9.69	0.17	(0.20)	(0.03)	(0.07)	—	(0.07)	$9.59	(0.33)%	1.57%	1.57%	1.13%	1.13%	50%	$6,571
2019	$9.74	0.05	0.03	0.08	(0.13)	—	(0.13)	$9.69	0.80%	1.57%	1.57%	0.49%	0.49%	31%	$17,769

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$11.01	0.44	(0.68)	(0.24)	(0.43)	(0.07)	(0.50)	$10.27	(2.04)%	1.13%	1.13%	3.96%	3.96%	32%	$17,660
2022	$10.90	0.45	0.03	0.48	(0.37)	—	(0.37)	$11.01	4.44%	1.06%	1.06%	3.98%	3.98%	71%	$19,782
2021	$10.11	0.05	0.77	0.82	(0.03)	—	(0.03)	$10.90	8.15%	1.07%	1.07%	0.45%	0.45%	29%	$19,408
2020	$10.21	0.16	(0.14)	0.02	(0.12)	—	(0.12)	$10.11	0.18%	1.07%	1.07%	1.63%	1.63%	50%	$18,099
2019	$10.26	0.08	0.05	0.13	(0.18)	—	(0.18)	$10.21	1.26%	1.07%	1.07%	0.99%	0.99%	31%	$15,253
R5 Class
2023	$10.98	0.50	(0.65)	(0.15)	(0.51)	(0.07)	(0.58)	$10.25	(1.27)%	0.43%	0.43%	4.66%	4.66%	32%	$111,102
2022	$10.88	0.54	0.01	0.55	(0.45)	—	(0.45)	$10.98	5.09%	0.36%	0.36%	4.68%	4.68%	71%	$122,195
2021	$10.09	0.12	0.78	0.90	(0.11)	—	(0.11)	$10.88	8.93%	0.37%	0.37%	1.15%	1.15%	29%	$508,447
2020	$10.19	0.24	(0.15)	0.09	(0.19)	—	(0.19)	$10.09	0.89%	0.37%	0.37%	2.33%	2.33%	50%	$417,564
2019	$10.24	0.16	0.04	0.20	(0.25)	—	(0.25)	$10.19	1.98%	0.37%	0.37%	1.69%	1.69%	31%	$376,691
R6 Class
2023	$10.98	0.49	(0.64)	(0.15)	(0.51)	(0.07)	(0.58)	$10.25	(1.22)%	0.38%	0.38%	4.71%	4.71%	32%	$22,373
2022	$10.88	0.52	0.03	0.55	(0.45)	—	(0.45)	$10.98	5.14%	0.31%	0.31%	4.73%	4.73%	71%	$18,725
2021	$10.09	0.12	0.78	0.90	(0.11)	—	(0.11)	$10.88	8.98%	0.32%	0.32%	1.20%	1.20%	29%	$12,923
2020	$10.19	0.25	(0.15)	0.10	(0.20)	—	(0.20)	$10.09	0.94%	0.32%	0.32%	2.38%	2.38%	50%	$10,261
2019	$10.24	0.16	0.04	0.20	(0.25)	—	(0.25)	$10.19	2.03%	0.32%	0.32%	1.74%	1.74%	31%	$8,920

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$11.00	0.53	(0.65)	(0.12)	(0.55)	(0.07)	(0.62)	$10.26	(1.01)%	0.07%	0.38%	5.02%	4.71%	32%	$675,227
2022	$10.90	0.56	0.03	0.59	(0.49)	—	(0.49)	$11.00	5.46%	0.01%	0.31%	5.03%	4.73%	71%	$661,759
2021	$10.10	0.18	0.77	0.95	(0.15)	—	(0.15)	$10.90	9.41%	0.01%	0.32%	1.51%	1.20%	29%	$697,554
2020	$10.20	0.29	(0.16)	0.13	(0.23)	—	(0.23)	$10.10	1.25%	0.01%	0.32%	2.69%	2.38%	50%	$343,192
2019	$10.25	0.22	0.01	0.23	(0.28)	—	(0.28)	$10.20	2.34%	0.01%	0.32%	2.05%	1.74%	31%	$399,692

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Inflation Protection Bond Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short Duration Inflation Protection Bond Fund of the American Century Investment Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $2,829,623 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2023.

The fund hereby designates $15,230,972, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2023.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92282 2305

Annual Report

March 31, 2023

Short Duration Strategic Income Fund
Investor Class (ASDVX)
I Class (ASDHX)
Y Class (ASYDX)
A Class (ASADX)
C Class (ASCDX)
R Class (ASDRX)
R5 Class (ASDJX)
R6 Class (ASXDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ASDVX	-1.24%	1.69%	1.65%	7/28/14
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	—	0.26%	1.26%	1.06%	—
I Class	ASDHX	-1.15%	1.77%	1.71%	4/10/17
Y Class	ASYDX	-1.07%	1.88%	1.82%	4/10/17
A Class	ASADX				7/28/14
No sales charge		-1.49%	1.44%	1.40%
With sales charge		-3.71%	0.97%	1.13%
C Class	ASCDX	-2.23%	0.68%	0.64%	7/28/14
R Class	ASDRX	-1.74%	1.18%	1.15%	7/28/14
R5 Class	ASDJX	-1.05%	1.89%	1.86%	7/28/14
R6 Class	ASXDX	-1.00%	1.94%	1.91%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2023
Investor Class — $11,528

Bloomberg U.S. 1-3 Year Government/Credit Bond Index — $10,955

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.53%	0.43%	0.33%	0.78%	1.53%	1.03%	0.33%	0.28%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jason Greenblath, Jeff Houston, Peter Van Gelderen and Charles Tan

As of August 1, 2022, Bob Gahagan left the portfolio management team.

Performance Summary

Short Duration Strategic Income returned -1.24%* for the 12 months ended March 31, 2023. By comparison, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index returned 0.26% for the same period. Fund returns reflect operating expenses, while index returns do not.

Inflation, Federal Reserve Policy Challenged Bond Market

Elevated inflation, aggressive Federal Reserve (Fed) policy, rising interest rates and mounting recession risk dominated the reporting period and contributed to heightened market volatility. After peaking in June, inflation moderated through March but remained well above the Fed’s target, which led to consistent interest rate hikes. In March, the collapse of two U.S. regional banks introduced a new market headwind, as banks moved to tighten lending standards amid industry uncertainty.

Against this backdrop, Treasury yields were volatile, particularly during the banking industry turmoil. For the period overall, yields rose sharply across the yield curve. This dynamic contributed to negative 12-month returns for most investment-grade bond market sectors, including Treasuries, mortgage-backed securities and corporate bonds. Credit-sensitive and longer maturity securities generally posted the largest losses.

Securitized, Credit Sectors Detracted

We allocated approximately 26% of the portfolio at period-end in various subsectors within the securitized asset class. We primarily focused on non-agency collateralized mortgage obligations (CMOs), non-agency commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and collateralized loan obligations (CLOs). Lagging results from CMOs and CMBS weighed down the overall results from the securitized sector. Positive relative results from CLOs and ABS helped offset some of the losses.

Although we reduced the portfolio’s credit exposure as the period progressed, we continued to uncover attractive yield-generating opportunities. These securities comprised approximately 44% of the portfolio at period-end. Our allocation included high-yield securities, which detracted from overall results. Our selections among investment-grade corporates also weighed on relative results for the period.

Elsewhere, our allocation to emerging markets, which we reduced during the period, and a small position in preferred stocks detracted.

Cash Holdings Provided a Lift

Our larger-than-usual position in cash and cash equivalents delivered a boost to relative results, benefiting from the Fed’s aggressive rate-hike campaign. We believe several factors, including rising recession risk, banking system uncertainty, slowing cash flows from weaker revenue growth and margin compression, will push credit spreads wider in the near term. In this environment, the portfolio’s higher liquidity gives us the flexibility to add back credit risk when we believe valuations appear attractive.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2023
Types of Investments in Portfolio	% of net assets
Corporate Bonds	42.9%
U.S. Treasury Securities	19.3%
Collateralized Loan Obligations	9.2%
Asset-Backed Securities	8.7%
Collateralized Mortgage Obligations	5.3%
Commercial Mortgage-Backed Securities	2.9%
Bank Loan Obligations	1.5%
Preferred Stocks	0.8%
Sovereign Governments and Agencies	0.5%
Short-Term Investments	6.9%
Other Assets and Liabilities	2.0%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,025.90	$2.63	0.52%
I Class	$1,000	$1,026.40	$2.12	0.42%
Y Class	$1,000	$1,026.90	$1.62	0.32%
A Class	$1,000	$1,024.60	$3.89	0.77%
C Class	$1,000	$1,020.80	$7.66	1.52%
R Class	$1,000	$1,023.40	$5.15	1.02%
R5 Class	$1,000	$1,026.90	$1.62	0.32%
R6 Class	$1,000	$1,027.20	$1.36	0.27%
Hypothetical
Investor Class	$1,000	$1,022.34	$2.62	0.52%
I Class	$1,000	$1,022.84	$2.12	0.42%
Y Class	$1,000	$1,023.34	$1.61	0.32%
A Class	$1,000	$1,021.09	$3.88	0.77%
C Class	$1,000	$1,017.35	$7.64	1.52%
R Class	$1,000	$1,019.85	$5.14	1.02%
R5 Class	$1,000	$1,023.34	$1.61	0.32%
R6 Class	$1,000	$1,023.59	$1.36	0.27%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2023

	Principal Amount/Shares	Value
CORPORATE BONDS — 42.9%
Aerospace and Defense — 0.4%
Boeing Co., 1.43%, 2/4/24	$1,410,000	$1,362,683
Boeing Co., 2.80%, 3/1/24	1,930,000	1,882,188
		3,244,871
Air Freight and Logistics — 0.6%
GXO Logistics, Inc., 1.65%, 7/15/26	3,000,000	2,642,217
Rand Parent LLC, 8.50%, 2/15/30(1)	2,445,000	2,300,928
		4,943,145
Automobiles — 1.4%
Ford Motor Credit Co. LLC, 2.30%, 2/10/25	1,700,000	1,577,974
General Motors Financial Co., Inc., 1.20%, 10/15/24	2,000,000	1,873,076
General Motors Financial Co., Inc., 3.80%, 4/7/25	3,000,000	2,918,629
Mercedes-Benz Finance North America LLC, 5.375%, 11/26/25(1)	1,600,000	1,620,103
Toyota Motor Credit Corp., 3.95%, 6/30/25	3,000,000	2,964,236
		10,954,018
Banks — 8.9%
Banco Santander SA, VRN, 1.72%, 9/14/27	1,400,000	1,223,499
Bank of America Corp., VRN, 2.02%, 2/13/26	1,125,000	1,054,908
Bank of America Corp., VRN, 1.73%, 7/22/27	3,952,000	3,547,040
Bank of America Corp., VRN, 3.42%, 12/20/28	1,245,000	1,157,734
Banque Federative du Credit Mutuel SA, 4.94%, 1/26/26(1)	2,975,000	2,942,420
Barclays PLC, VRN, 2.28%, 11/24/27	1,214,000	1,067,676
Barclays PLC, VRN, 7.39%, 11/2/28	556,000	589,829
BNP Paribas SA, VRN, 2.22%, 6/9/26(1)	2,600,000	2,389,773
BNP Paribas SA, VRN, 5.125%, 1/13/29(1)	1,235,000	1,238,511
BPCE SA, 1.625%, 1/14/25(1)	1,500,000	1,404,684
Citigroup, Inc., VRN, 2.01%, 1/25/26	2,626,000	2,474,496
Citigroup, Inc., VRN, 3.11%, 4/8/26	800,000	765,371
Commonwealth Bank of Australia, 5.32%, 3/13/26	2,139,000	2,176,615
Cooperatieve Rabobank UA, VRN, 5.56%, 2/28/29(1)	2,680,000	2,700,603
Credit Agricole SA, 5.30%, 7/12/28(1)	1,235,000	1,252,967
Discover Bank, VRN, 4.68%, 8/9/28	3,830,000	3,506,055
DNB Bank ASA, VRN, 2.97%, 3/28/25(1)	2,265,000	2,211,292
HSBC Holdings PLC, 4.25%, 3/14/24	5,045,000	4,915,627
JPMorgan Chase & Co., VRN, 1.56%, 12/10/25	337,000	316,270
JPMorgan Chase & Co., VRN, 5.55%, 12/15/25	560,000	564,138
JPMorgan Chase & Co., VRN, 1.04%, 2/4/27	715,000	638,759
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	895,000	804,810
JPMorgan Chase & Co., VRN, 1.47%, 9/22/27	781,000	689,467
Lloyds Banking Group PLC, VRN, 4.72%, 8/11/26	1,955,000	1,904,863
Lloyds Banking Group PLC, VRN, 5.87%, 3/6/29	1,065,000	1,074,601
Mitsubishi UFJ Financial Group, Inc., VRN, 5.72%, 2/20/26	1,911,000	1,917,242
Mitsubishi UFJ Financial Group, Inc., VRN, 5.42%, 2/22/29	1,465,000	1,479,797
NatWest Group PLC, 4.80%, 4/5/26	1,000,000	970,461
Nordea Bank Abp, 4.75%, 9/22/25(1)	1,870,000	1,862,589
Royal Bank of Canada, 1.15%, 6/10/25	1,632,000	1,502,323
9

	Principal Amount/Shares	Value
Royal Bank of Canada, 6.00%, 11/1/27	$2,450,000	$2,556,951
Societe Generale SA, VRN, 2.23%, 1/21/26(1)	2,200,000	2,029,897
Sumitomo Mitsui Financial Group, Inc., 5.46%, 1/13/26	927,000	936,464
Sumitomo Mitsui Trust Bank Ltd., 5.65%, 3/9/26(1)	1,910,000	1,942,651
Toronto-Dominion Bank, 4.11%, 6/8/27	1,790,000	1,734,783
Truist Bank, 3.30%, 5/15/26	3,772,000	3,477,287
Truist Bank, VRN, 2.64%, 9/17/29	2,484,000	2,333,580
UniCredit SpA, 7.83%, 12/4/23(1)	2,660,000	2,684,679
UniCredit SpA, VRN, 2.57%, 9/22/26(1)	2,545,000	2,305,839
		70,346,551
Beverages — 0.2%
PepsiCo, Inc., 3.60%, 2/18/28	1,363,000	1,338,067
Biotechnology — 0.5%
Amgen, Inc., 5.25%, 3/2/25	2,240,000	2,265,767
CSL Finance PLC, 3.85%, 4/27/27(1)	1,667,000	1,626,215
		3,891,982
Broadline Retail — 0.2%
Amazon.com, Inc., 4.60%, 12/1/25	380,000	383,293
Amazon.com, Inc., 4.55%, 12/1/27	1,075,000	1,091,814
		1,475,107
Capital Markets — 3.3%
Bank of New York Mellon Corp., VRN, 5.80%, 10/25/28	2,470,000	2,575,452
Bank of New York Mellon Corp., VRN, 4.54%, 2/1/29	3,198,000	3,171,114
Charles Schwab Corp., 0.90%, 3/11/26	2,515,000	2,208,050
Deutsche Bank AG, VRN, 4.30%, 5/24/28	1,085,000	1,070,277
Deutsche Bank AG, Series E, 0.96%, 11/8/23	424,000	404,927
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	1,257,000	1,217,030
Goldman Sachs Group, Inc., VRN, 1.43%, 3/9/27	1,455,000	1,303,321
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	987,000	882,731
Golub Capital BDC, Inc., 2.50%, 8/24/26	1,976,000	1,696,509
LPL Holdings, Inc., 4.625%, 11/15/27(1)	1,640,000	1,551,276
Morgan Stanley, VRN, 0.79%, 5/30/25	875,000	828,661
Morgan Stanley, VRN, 1.16%, 10/21/25	1,560,000	1,457,806
Morgan Stanley, VRN, 2.63%, 2/18/26	4,702,000	4,466,167
Owl Rock Capital Corp., 3.40%, 7/15/26	1,380,000	1,220,463
Owl Rock Core Income Corp., 3.125%, 9/23/26	438,000	380,645
UBS Group AG, VRN, 1.49%, 8/10/27(1)	1,404,000	1,210,480
		25,644,909
Chemicals — 0.3%
Celanese US Holdings LLC, 5.90%, 7/5/24	1,600,000	1,601,327
Orbia Advance Corp. SAB de CV, 4.00%, 10/4/27	1,000,000	933,545
		2,534,872
Consumer Finance — 2.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/24	610,000	571,025
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.75%, 10/29/24	6,415,000	5,981,150
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 6.50%, 7/15/25	1,374,000	1,385,056
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.45%, 10/29/26	1,950,000	1,752,568
Avolon Holdings Funding Ltd., 2.125%, 2/21/26(1)	2,655,000	2,362,414
BOC Aviation USA Corp., 1.625%, 4/29/24(1)	1,774,000	1,702,395
10

	Principal Amount/Shares	Value
Discover Financial Services, 4.10%, 2/9/27	$1,900,000	$1,799,699
Navient Corp., 6.125%, 3/25/24	1,725,000	1,703,593
OneMain Finance Corp., 8.25%, 10/1/23	2,195,000	2,203,890
		19,461,790
Containers and Packaging — 1.5%
Amcor Flexibles North America, Inc., 4.00%, 5/17/25	2,690,000	2,635,872
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25(1)	2,750,000	2,709,438
Sealed Air Corp., 1.57%, 10/15/26(1)	3,500,000	3,064,016
Sealed Air Corp. / Sealed Air Corp. US, 6.125%, 2/1/28(1)	3,400,000	3,441,480
		11,850,806
Diversified REITs — 1.5%
Boston Properties LP, 3.125%, 9/1/23	2,255,000	2,217,702
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	2,740,000	2,661,648
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	3,190,000	2,627,300
VICI Properties LP, 4.375%, 5/15/25	1,890,000	1,831,515
VICI Properties LP / VICI Note Co., Inc., 3.50%, 2/15/25(1)	3,000,000	2,846,891
		12,185,056
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 7.30%, 8/15/26	1,725,000	1,818,404
Level 3 Financing, Inc., 3.40%, 3/1/27(1)	3,460,000	2,739,776
		4,558,180
Electric Utilities — 2.7%
American Electric Power Co., Inc., 2.03%, 3/15/24	2,000,000	1,935,726
American Electric Power Co., Inc., VRN, 3.875%, 2/15/62	2,600,000	2,084,318
Duke Energy Corp., VRN, 3.25%, 1/15/82	1,580,000	1,184,605
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	2,032,690	1,678,758
Jersey Central Power & Light Co., 4.30%, 1/15/26(1)	2,500,000	2,455,667
NextEra Energy Capital Holdings, Inc., 4.26%, 9/1/24	2,000,000	1,982,377
NextEra Energy Capital Holdings, Inc., 6.05%, 3/1/25	800,000	814,256
NextEra Energy Capital Holdings, Inc., 4.45%, 6/20/25	2,720,000	2,703,290
NextEra Energy Operating Partners LP, 4.25%, 7/15/24(1)	1,643,000	1,623,892
System Energy Resources, Inc., 6.00%, 4/15/28	2,208,000	2,270,385
Vistra Operations Co. LLC, 5.125%, 5/13/25(1)	2,500,000	2,439,264
		21,172,538
Electrical Equipment — 0.3%
Regal Rexnord Corp., 6.05%, 2/15/26(1)	2,520,000	2,533,660
Entertainment — 0.4%
Warnermedia Holdings, Inc., 3.79%, 3/15/25(1)	1,950,000	1,889,449
Warnermedia Holdings, Inc., 3.76%, 3/15/27(1)	1,658,000	1,562,789
		3,452,238
Financial Services — 0.9%
Antares Holdings LP, 6.00%, 8/15/23(1)	1,840,000	1,831,797
Antares Holdings LP, 3.95%, 7/15/26(1)	1,200,000	1,042,375
Antares Holdings LP, 2.75%, 1/15/27(1)	1,531,000	1,248,688
Global Payments, Inc., 3.75%, 6/1/23	890,000	887,280
Global Payments, Inc., 4.45%, 6/1/28	1,955,000	1,857,236
		6,867,376
Food Products — 0.2%
General Mills, Inc., 5.24%, 11/18/25	1,426,000	1,430,546
Ground Transportation — 1.3%
Ashtead Capital, Inc., 4.375%, 8/15/27(1)	3,800,000	3,643,940
11

	Principal Amount/Shares	Value
DAE Funding LLC, 1.55%, 8/1/24(1)	$865,000	$813,994
DAE Funding LLC, 2.625%, 3/20/25(1)	1,910,000	1,798,435
SMBC Aviation Capital Finance DAC, 4.125%, 7/15/23(1)	2,000,000	1,986,964
Triton Container International Ltd., 1.15%, 6/7/24(1)	2,250,000	2,117,038
		10,360,371
Health Care Equipment and Supplies — 0.5%
GE HealthCare Technologies, Inc., 5.55%, 11/15/24(1)	3,600,000	3,623,115
Health Care Providers and Services — 0.7%
CVS Health Corp., 5.00%, 2/20/26	1,915,000	1,937,492
HCA, Inc., 3.125%, 3/15/27(1)	1,395,000	1,297,777
Universal Health Services, Inc., 1.65%, 9/1/26	2,333,000	2,054,784
		5,290,053
Health Care REITs — 0.5%
Welltower OP LLC, 4.50%, 1/15/24	2,635,000	2,607,188
Welltower OP LLC, 4.25%, 4/15/28	1,443,000	1,381,444
		3,988,632
Hotels, Restaurants and Leisure — 0.7%
Hyatt Hotels Corp., 1.80%, 10/1/24	2,000,000	1,894,642
Marriott International, Inc., 4.90%, 4/15/29	2,220,000	2,201,643
Starbucks Corp., 4.75%, 2/15/26	1,525,000	1,534,606
		5,630,891
Household Durables — 0.4%
Meritage Homes Corp., 6.00%, 6/1/25	3,014,000	3,040,222
Insurance — 1.2%
Athene Global Funding, 2.51%, 3/8/24(1)	2,600,000	2,509,418
GA Global Funding Trust, 3.85%, 4/11/25(1)	1,966,000	1,905,457
Jackson National Life Global Funding, 1.75%, 1/12/25(1)	712,000	667,240
Met Tower Global Funding, 1.25%, 9/14/26(1)	885,000	786,216
Metropolitan Life Global Funding I, 5.00%, 1/6/26(1)	2,315,000	2,330,437
SBL Holdings, Inc., VRN, 6.50%(1)(2)	1,935,000	1,369,012
		9,567,780
IT Services — 0.4%
International Business Machines Corp., 3.30%, 5/15/26	3,620,000	3,493,175
Life Sciences Tools and Services — 0.5%
Illumina, Inc., 5.80%, 12/12/25	3,590,000	3,625,872
Machinery — 0.6%
CNH Industrial Capital LLC, 3.95%, 5/23/25	2,207,000	2,150,755
John Deere Capital Corp., 3.40%, 6/6/25	2,340,000	2,293,912
		4,444,667
Media — 1.9%
Cox Communications, Inc., 3.15%, 8/15/24(1)	2,075,000	2,023,281
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	2,300,000	2,085,318
DISH DBS Corp., 5.25%, 12/1/26(1)	2,635,000	2,107,394
Gray Television, Inc., 7.00%, 5/15/27(1)	2,105,000	1,764,369
iHeartCommunications, Inc., 8.375%, 5/1/27	1,365,000	994,287
Paramount Global, VRN, 6.25%, 2/28/57	2,095,000	1,569,846
Paramount Global, VRN, 6.375%, 3/30/62	1,735,000	1,376,905
WPP Finance 2010, 3.75%, 9/19/24	3,425,000	3,344,938
		15,266,338
Metals and Mining — 0.5%
Nucor Corp., 3.95%, 5/23/25	984,000	968,984
12

	Principal Amount/Shares	Value
Steel Dynamics, Inc., 2.80%, 12/15/24	$3,000,000	$2,871,189
		3,840,173
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 10/1/25(1)	3,459,000	3,046,860
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	1,072,000	847,909
		3,894,769
Multi-Utilities — 0.6%
Ameren Corp., 1.75%, 3/15/28	1,500,000	1,304,869
DTE Energy Co., 4.22%, 11/1/24	1,556,000	1,539,468
Sempra Energy, VRN, 4.125%, 4/1/52	2,560,000	2,069,812
		4,914,149
Oil, Gas and Consumable Fuels — 2.2%
Ecopetrol SA, 5.875%, 9/18/23	1,900,000	1,900,969
Enbridge, Inc., VRN, 5.36%, 2/16/24	2,000,000	1,985,487
Energy Transfer LP, 4.25%, 4/1/24	1,500,000	1,481,229
Enterprise Products Operating LLC, 3.70%, 2/15/26	3,000,000	2,930,972
EQT Corp., 5.68%, 10/1/25	2,000,000	1,996,124
Geopark Ltd., 5.50%, 1/17/27(1)	800,000	672,000
Hess Corp., 3.50%, 7/15/24	2,200,000	2,150,174
HF Sinclair Corp., 2.625%, 10/1/23	1,750,000	1,722,420
Petroleos Mexicanos, 6.50%, 3/13/27	1,200,000	1,091,602
Pioneer Natural Resources Co., 5.10%, 3/29/26	1,473,000	1,479,892
		17,410,869
Passenger Airlines — 0.8%
American Airlines, Inc., 11.75%, 7/15/25(1)	2,040,000	2,233,902
American Airlines, Inc., 7.25%, 2/15/28(1)	1,220,000	1,187,627
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	3,070,000	3,092,074
		6,513,603
Pharmaceuticals — 0.2%
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	1,700,000	1,727,132
Retail REITs — 0.7%
Federal Realty Investment Trust, 2.75%, 6/1/23	2,250,000	2,240,245
National Retail Properties, Inc., 4.30%, 10/15/28	1,594,000	1,502,170
Realty Income Corp., 5.05%, 1/13/26	716,000	713,948
SITE Centers Corp., 3.625%, 2/1/25	1,500,000	1,420,468
		5,876,831
Specialized REITs — 0.5%
Crown Castle, Inc., 1.35%, 7/15/25	2,100,000	1,935,735
Equinix, Inc., 2.90%, 11/18/26	1,915,000	1,782,062
		3,717,797
Specialty Retail — 0.2%
Advance Auto Parts, Inc., 5.90%, 3/9/26	1,526,000	1,558,048
Trading Companies and Distributors — 0.5%
Air Lease Corp., 2.875%, 1/15/26	852,000	794,992
Air Lease Corp., 5.30%, 2/1/28	2,580,000	2,548,374
Aircastle Ltd., 5.25%, 8/11/25(1)	766,000	749,346
		4,092,712
Wireless Telecommunication Services — 1.1%
Kenbourne Invest SA, 6.875%, 11/26/24(1)	429,000	327,138
13

	Principal Amount/Shares	Value
Kenbourne Invest SA, 4.70%, 1/22/28(1)	$369,000	$212,698
Sprint LLC, 7.875%, 9/15/23	2,500,000	2,520,735
Sprint LLC, 7.125%, 6/15/24	3,605,000	3,667,983
Sprint LLC, 7.625%, 2/15/25	1,860,000	1,930,431
		8,658,985
TOTAL CORPORATE BONDS (Cost $350,025,256)		338,421,896
U.S. TREASURY SECURITIES — 19.3%
U.S. Treasury Notes, 0.25%, 4/15/23	200,000	199,712
U.S. Treasury Notes, 0.125%, 12/15/23	500,000	484,333
U.S. Treasury Notes, 1.125%, 1/15/25(3)	3,000,000	2,843,906
U.S. Treasury Notes, 4.625%, 2/28/25	106,000,000	107,039,297
U.S. Treasury Notes, 3.875%, 3/31/25	8,000,000	7,976,211
U.S. Treasury Notes, 4.00%, 12/15/25	13,000,000	13,051,401
U.S. Treasury Notes, 4.625%, 3/15/26	14,000,000	14,319,922
U.S. Treasury Notes, 3.875%, 11/30/29	5,800,000	5,901,953
TOTAL U.S. TREASURY SECURITIES (Cost $151,748,301)		151,816,735
COLLATERALIZED LOAN OBLIGATIONS — 9.2%
AMMC CLO XI Ltd., Series 2012-11A, Class BR2, VRN, 6.40%, (3-month LIBOR plus 1.60%), 4/30/31(1)	1,000,000	967,832
AMMC CLO XIII Ltd., Series 2020-2, Class A3R2, VRN, 7.07%, (3-month LIBOR plus 2.25%), 7/24/29(1)	1,500,000	1,453,451
AMMC CLO XIV Ltd., Series 2014-14A, Class BL1R, VRN, 8.42%, (3-month LIBOR plus 3.60%), 7/25/29(1)	3,000,000	2,912,012
Arbor Realty Commercial Real Estate Notes Ltd., Series 2019-FL2, Class AS, VRN, 6.39%, (1-month SOFR plus 1.56%), 9/15/34(1)	2,655,305	2,643,470
Arbor Realty Commercial Real Estate Notes Ltd., Series 2019-FL2, Class D, VRN, 7.39%, (1-month SOFR plus 2.56%), 9/15/34(1)	2,313,500	2,275,843
Ares XLIX CLO Ltd., Series 2018-49A, Class C, VRN, 6.77%, (3-month LIBOR plus 1.95%), 7/22/30(1)	1,600,000	1,524,264
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 6.54%, (3-month LIBOR plus 1.75%), 4/15/30(1)	1,550,000	1,465,607
BDS Ltd., Series 2020-FL6, Class E, VRN, 7.92%, (30-day average SOFR plus 3.36%), 9/15/35(1)	1,425,000	1,351,606
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 7.07%, (3-month LIBOR plus 2.20%), 8/14/30(1)	1,050,000	1,025,565
CBAM Ltd., Series 2017-1A, Class B, VRN, 6.61%, (3-month LIBOR plus 1.80%), 7/20/30(1)	650,000	632,108
CIFC Funding Ltd., Series 2017-3A, Class C, VRN, 8.46%, (3-month LIBOR plus 3.65%), 7/20/30(1)	1,750,000	1,594,492
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 6.64%, (3-month LIBOR plus 1.85%), 11/16/30(1)	1,100,000	1,060,808
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 6.54%, (3-month LIBOR plus 1.75%), 4/17/30(1)	2,000,000	1,890,338
Dryden 30 Senior Loan Fund, Series 2013-30A, Class CR, VRN, 6.56%, (3-month LIBOR plus 1.70%), 11/15/28(1)	1,775,000	1,718,871
HGI CRE CLO Ltd., Series 2021-FL1, Class AS, VRN, 6.13%, (1-month LIBOR plus 1.40%), 6/16/36(1)	3,042,000	2,921,547
HGI CRE CLO Ltd., Series 2021-FL2, Class B, VRN, 6.23%, (1-month LIBOR plus 1.50%), 9/17/36(1)	3,374,000	3,217,258
KKR CLO 10 Ltd., Series 10, Class BR, VRN, 6.57%, (3-month LIBOR plus 1.70%), 9/15/29(1)	2,750,000	2,705,025
KKR Static CLO I Ltd., Series 2022-1A, Class B, VRN, 7.24%, (3-month SOFR plus 2.60%), 7/20/31(1)	2,300,000	2,246,661
14

	Principal Amount/Shares	Value
KVK CLO Ltd., Series 2013-1A, Class DR, VRN, 7.74%, (3-month LIBOR plus 2.95%), 1/14/28(1)	$1,000,000	$979,172
Madison Park Funding XIX Ltd., Series 2015-19A, Class DR, VRN, 9.17%, (3-month LIBOR plus 4.35%), 1/22/28(1)	2,500,000	2,256,572
Marathon CLO Ltd., Series 2020-15A, Class A1S, VRN, 6.56%, (3-month LIBOR plus 1.70%), 11/15/31(1)	975,000	969,001
MF1 Ltd., Series 2020-FL4, Class D, VRN, 8.87%, (1-month SOFR plus 4.21%), 11/15/35(1)	2,395,000	2,289,955
Nassau Ltd., Series 2019-IA, Class BR, VRN, 7.43%, (3-month LIBOR plus 2.60%), 4/15/31(1)	1,500,000	1,433,275
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class BR2, VRN, 6.97%, (3-month LIBOR plus 2.15%), 10/21/30(1)	1,725,000	1,658,526
Palmer Square Loan Funding Ltd., Series 2020-1A, Class D, VRN, 9.53%, (3-month LIBOR plus 4.85%), 2/20/28(1)	2,500,000	2,405,242
Palmer Square Loan Funding Ltd., Series 2022-5A, Class A2, VRN, 7.31%, (3-month SOFR plus 2.65%), 1/15/31(1)	1,500,000	1,485,893
PFP Ltd., Series 2021-8, Class D, VRN, 6.88%, (1-month LIBOR plus 2.15%), 8/9/37(1)	900,000	806,864
Ready Capital Mortgage Financing LLC, Series 2021-FL5, Class C, VRN, 7.10%, (1-month LIBOR plus 2.25%), 4/25/38(1)	1,000,000	954,442
Ready Capital Mortgage Financing LLC, Series 2023-FL11, Class A, VRN, 7.17%, (1-month SOFR plus 2.37%), 10/25/39(1)	2,000,000	1,982,242
Rockford Tower CLO Ltd., Series 2017-3A, Class A, VRN, 6.00%, (3-month LIBOR plus 1.19%), 10/20/30(1)	1,900,000	1,880,664
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 7.16%, (3-month LIBOR plus 2.35%), 1/20/32(1)	700,000	675,496
Shelter Growth CRE Issuer Ltd., Series 2022-FL4, Class A, VRN, 7.05%, (1-month SOFR plus 2.30%), 6/17/37(1)	2,099,000	2,088,068
Stewart Park CLO Ltd., Series 2015-1A, Class CR, VRN, 6.59%, (3-month LIBOR plus 1.80%), 1/15/30(1)	3,000,000	2,839,385
Stratus CLO Ltd., Series 2021-2A, Class C, VRN, 6.71%, (3-month LIBOR plus 1.90%), 12/28/29(1)	1,775,000	1,674,890
Symphony CLO XIV Ltd., Series 2014-14A, Class CR, VRN, 6.89%, (3-month LIBOR plus 2.10%), 7/14/26(1)	2,725,000	2,713,154
TICP CLO I-2 Ltd., Series 2018-IA, Class C, VRN, 7.86%, (3-month LIBOR plus 3.04%), 4/26/28(1)	2,100,000	2,098,948
TRTX Issuer Ltd., Series 2021-FL4, Class A, VRN, 5.91%, (1-month LIBOR plus 1.20%), 3/15/38(1)	2,473,000	2,416,241
Vibrant CLO VII Ltd., Series 2017-7A, Class B, VRN, 7.21%, (3-month LIBOR plus 2.40%), 9/15/30(1)	3,450,000	3,368,744
Wellfleet CLO Ltd., Series 2022-1A, Class B1, VRN, 7.01%, (3-month SOFR plus 2.35%), 4/15/34(1)	1,100,000	1,072,706
Wind River CLO Ltd., Series 2013-1A, Class A1RR, VRN, 5.79%, (3-month LIBOR plus 0.98%), 7/20/30(1)	1,171,838	1,161,741
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $74,384,916)		72,817,979
ASSET-BACKED SECURITIES — 8.7%
Aaset Trust, Series 2021-2A, Class B, 3.54%, 1/15/47(1)	1,372,484	1,036,915
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I, SEQ, 4.19%, 6/5/49(1)	3,937,230	3,860,201
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(1)	1,642,519	1,288,003
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class AA, SEQ, 2.49%, 12/16/41(1)	1,105,801	1,059,417
CARS-DB4 LP, Series 2020-1A, Class A4, 3.19%, 2/15/50(1)	1,288,354	1,217,638
Castlelake Aircraft Securitization Trust, Series 2018-1, Class A, SEQ, 4.125%, 6/15/43(1)	1,729,986	1,564,485
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(1)	562,898	503,794
15

		Principal Amount/Shares	Value
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A, SEQ, 3.47%, 1/15/46(1)		$2,023,886	$1,866,117
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37(1)		1,898,017	1,580,367
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(1)	CAD	2,650,000	1,815,902
Cologix Canadian Issuer LP, Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	1,850,000	1,268,828
Cologix Data Centers US Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.30%, 12/26/51(1)		$2,950,000	2,653,918
Credit Acceptance Auto Loan Trust, Series 2022-3A, Class A, SEQ, 6.57%, 10/15/32(1)		1,078,000	1,092,352
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(1)		2,875,000	2,327,617
Diamond Resorts Owner Trust, Series 2021-1A, Class C, 2.70%, 11/21/33(1)		335,083	307,785
Domino's Pizza Master Issuer LLC, Series 2015-1A, Class A2II, SEQ, 4.47%, 10/25/45(1)		1,265,625	1,224,850
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(1)		1,694,325	1,589,660
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(1)		3,300,000	2,814,966
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(1)		3,025,000	2,702,455
GAIA Aviation Ltd., Series 2019-1, Class A, 3.97%, 12/15/44(1)		457,281	419,562
Lunar Aircarft Ltd., Series 2020-1A, Class A, SEQ, 3.38%, 2/15/45(1)		1,644,428	1,425,316
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)		2,526,975	2,150,171
MAPS Ltd., Series 2018-1A, Class A, SEQ, 4.21%, 5/15/43(1)		721,631	649,688
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(1)		1,414,931	1,242,515
NP SPE II LLC, Series 2019-1A, Class A1, SEQ, 2.57%, 9/20/49(1)		1,309,889	1,228,352
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A, SEQ, 3.97%, 6/15/44(1)		3,169,904	2,749,638
Progress Residential Trust, Series 2020-SFR2, Class D, 3.87%, 6/17/37(1)		1,250,000	1,184,222
Progress Residential Trust, Series 2021-SFR1, Class D, 1.81%, 4/17/38(1)		1,500,000	1,304,021
Progress Residential Trust, Series 2021-SFR1, Class E, 2.11%, 4/17/38(1)		400,000	343,484
Sabey Data Center Issuer LLC, Series 2020-1, Class A2, SEQ, 3.81%, 4/20/45(1)		3,596,000	3,437,722
Sabey Data Center Issuer LLC, Series 2021-1, Class A2, SEQ, 1.88%, 6/20/46(1)		1,850,000	1,627,540
SBA Tower Trust, Series 2014-2A, Class C, SEQ, 3.87%, 10/15/49(1)		2,335,000	2,268,899
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class D, 4.54%, 5/20/36(1)		172,321	163,238
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)		113,328	107,787
Sierra Timeshare Receivables Funding LLC, Series 2023-1A, Class C, 7.00%, 1/20/40(1)(4)		1,150,000	1,149,815
Slam Ltd., Series 2021-1A, Class B, 3.42%, 6/15/46(1)		1,558,550	1,303,618
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, SEQ, 4.54%, 2/25/44(1)		2,905,152	2,854,391
Start II Ltd., Series 2019-1, Class A, SEQ, 4.09%, 3/15/44(1)		2,546,668	2,256,215
Start Ltd., Series 2018-1, Class A, SEQ, 4.09%, 5/15/43(1)		3,831,808	3,333,883
16

	Principal Amount/Shares	Value
Stonepeak ABS, Series 2021-1A, Class AA, 2.30%, 2/28/33(1)	$2,120,439	$1,959,930
Vantage Data Centers LLC, Series 2019-1A, Class A2, SEQ, 3.19%, 7/15/44(1)	733,731	708,463
Vantage Data Centers LLC, Series 2020-1A, Class A2, SEQ, 1.65%, 9/15/45(1)	619,000	557,702
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52(1)	2,500,000	2,281,595
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	21,331	20,653
TOTAL ASSET-BACKED SECURITIES (Cost $74,323,320)		68,503,690
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.3%
Private Sponsor Collateralized Mortgage Obligations — 4.6%
Angel Oak Mortgage Trust, Series 2019-5, Class A3, VRN, 2.92%, 10/25/49(1)	1,061,589	1,020,354
Angel Oak Mortgage Trust, Series 2019-6, Class M1, VRN, 3.39%, 11/25/59(1)	1,750,000	1,594,441
Angel Oak Mortgage Trust, Series 2020-2, Class A2, VRN, 3.86%, 1/26/65(1)	1,138,424	1,075,898
Angel Oak Mortgage Trust I LLC, Series 2019-1, Class B1, SEQ, VRN, 5.40%, 11/25/48(1)	2,300,000	2,224,566
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A3, SEQ, VRN, 3.30%, 7/26/49(1)	13,799	13,747
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 6.80%, (1-year H15T1Y plus 2.25%), 2/25/36	5,270	4,960
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 7.75%, (1-month LIBOR plus 2.90%), 4/25/28(1)	1,756,423	1,765,984
Bellemeade Re Ltd., Series 2018-3A, Class M1B, VRN, 6.70%, (1-month LIBOR plus 1.85%), 10/25/28(1)	61,537	61,526
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 6.80%, (1-month LIBOR plus 1.95%), 7/25/29(1)	2,296,656	2,289,201
Bellemeade Re Ltd., Series 2020-2A, Class M2, VRN, 10.85%, (1-month LIBOR plus 6.00%), 8/26/30(1)	1,884,215	1,922,359
Bellemeade Re Ltd., Series 2020-4A, Class M2B, VRN, 8.45%, (1-month LIBOR plus 3.60%), 6/25/30(1)	1,600,203	1,610,940
BRAVO Residential Funding Trust, Series 2021-NQM2, Class M1, VRN, 2.29%, 3/25/60(1)	887,000	732,645
BRAVO Residential Funding Trust, Series 2023-NQM1, Class A2, SEQ, 6.35%, 1/25/63(1)	2,124,827	2,100,269
Farm Mortgage Trust, Series 2021-1, Class B, VRN, 3.24%, 7/25/51(1)	2,270,942	1,424,455
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class M1, VRN, 3.29%, 9/27/60(1)	1,600,000	1,286,779
Home RE Ltd., Series 2020-1, Class B1, VRN, 11.85%, (1-month LIBOR plus 7.00%), 10/25/30(1)	1,275,000	1,300,280
Home RE Ltd., Series 2022-1, Class M1A, VRN, 7.41%, (30-day average SOFR plus 2.85%), 10/25/34(1)	750,000	754,870
Homeward Opportunities Fund I Trust, Series 2020-2, Class B3, VRN, 5.49%, 5/25/65(1)	2,150,000	1,795,410
MFA Trust, Series 2023-INV1, Class A2, 6.45%, 2/25/58(1)	2,527,464	2,526,623
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 6.26%, (30-day average SOFR plus 1.70%), 12/27/33(1)	1,449,874	1,446,829
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 6.41%, (30-day average SOFR plus 1.85%), 11/25/31(1)	608,640	606,437
Residential Mortgage Loan Trust, Series 2020-2, Class M1, SEQ, VRN, 3.57%, 5/25/60(1)	1,800,000	1,515,421
Triangle Re Ltd., Series 2020-1, Class M2, VRN, 10.45%, (1-month LIBOR plus 5.60%), 10/25/30(1)	259,713	261,402
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 8.75%, (1-month LIBOR plus 3.90%), 8/25/33(1)	1,102,646	1,108,960
17

	Principal Amount/Shares	Value
Triangle Re Ltd., Series 2021-3, Class M1A, VRN, 6.46%, (30-day average SOFR plus 1.90%), 2/25/34(1)	$1,820,424	$1,806,893
Verus Securitization Trust, Series 2020-4, Class A3, SEQ, 2.32%, 5/25/65(1)	284,203	265,614
Verus Securitization Trust, Series 2021-R3, Class A3, VRN, 1.38%, 4/25/64(1)	583,812	520,761
Verus Securitization Trust, Series 2023-1, Class A2, 6.56%, 12/25/67(1)	2,422,373	2,411,127
Vista Point Securitization Trust, Series 2020-1, Class B1, VRN, 5.375%, 3/25/65(1)	1,000,000	925,733
		36,374,484
U.S. Government Agency Collateralized Mortgage Obligations — 0.7%
FHLMC, Series 2017-HRP1, Class M2, VRN, 7.30%, (1-month LIBOR plus 2.45%), 12/25/42	802,447	803,764
FHLMC, Series 2019-CS03, Class M1, VRN, 4.85%, 10/25/32(1)	83,033	82,858
FHLMC, Series 2021-DNA2, Class M1, VRN, 5.36%, (30-day average SOFR plus 0.80%), 8/25/33(1)	75,823	75,733
FHLMC, Series 2022-DNA3, Class M1A, VRN, 6.56%, (30-day average SOFR plus 2.00%), 4/25/42(1)	1,315,191	1,315,771
FHLMC, Series 2022-DNA5, Class M1A, VRN, 7.51%, (30-day average SOFR plus 2.95%), 6/25/42(1)	1,482,590	1,508,804
FHLMC, Series 2022-DNA6, Class M1A, VRN, 6.71%, (30-day average SOFR plus 2.15%), 9/25/42(1)	793,019	795,389
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	1,570,608	294,491
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	1,175,381	215,584
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	1,533,906	227,289
		5,319,683
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,733,237)		41,694,167
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.9%
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, VRN, 7.10%, (1-month LIBOR plus 2.27%), 11/15/34(1)	1,683,000	866,594
BBCMS Mortgage Trust, Series 2019-BWAY, Class E, VRN, 7.79%, (1-month LIBOR plus 2.96%), 11/15/34(1)	1,581,000	692,481
BX Commercial Mortgage Trust, Series 2019-XL, Class E, VRN, 6.74%, (1-month SOFR plus 1.91%), 10/15/36(1)	1,207,157	1,173,742
BXHPP Trust, Series 2021-FILM, Class D, VRN, 6.18%, (1-month LIBOR plus 1.50%), 8/15/36(1)	1,700,000	1,523,898
BXHPP Trust, Series 2021-FILM, Class E, VRN, 6.68%, (1-month LIBOR plus 2.00%), 8/15/36(1)	1,400,000	1,234,371
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 6.83%, (1-month LIBOR plus 2.15%), 5/15/36(1)	2,497,786	2,420,242
Great Wolf Trust, Series 2019-WOLF, Class C, VRN, 6.57%, (1-month SOFR plus 1.75%), 12/15/36(1)	1,615,000	1,570,369
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(1)	1,853,000	1,676,965
Life Mortgage Trust, Series 2021-BMR, Class D, VRN, 6.34%, (1-month LIBOR plus 1.51%), 3/15/38(1)	3,061,952	2,899,412
Med Trust, Series 2021-MDLN, Class F, VRN, 8.69%, (1-month LIBOR plus 4.00%), 11/15/38(1)	1,988,193	1,849,017
MHP Trust, Series 2022-MHIL, Class D, VRN, 6.44%, (1-month SOFR plus 1.61%), 1/15/27(1)	3,102,506	2,908,528
One New York Plaza Trust, Series 2020-1NYP, Class B, VRN, 6.18%, (1-month LIBOR plus 1.50%), 1/15/36(1)	1,512,000	1,398,908
SMRT, Series 2022-MINI, Class F, VRN, 8.18%, (1-month SOFR plus 3.35%), 1/15/39(1)	3,254,000	2,920,980
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $25,854,554)		23,135,507
18

	Principal Amount/Shares	Value
BANK LOAN OBLIGATIONS(5) — 1.5%
Aerospace and Defense — 0.1%
TransDigm, Inc., 2023 Term Loan I, 8.15%, (3-month SOFR plus 3.25%), 8/24/28	$1,000,000	$998,500
Consumer Staples Distribution & Retail — 0.2%
United Natural Foods, Inc., Term Loan B, 8.17%, (1-month SOFR plus 3.25%), 10/22/25	1,258,844	1,261,204
Health Care Equipment and Supplies — 0.3%
Avantor Funding, Inc., 2021 Term Loan B5, 7.09%, (1-month LIBOR plus 2.25%), 11/8/27	2,214,454	2,215,672
Health Care Providers and Services — 0.2%
Surgery Center Holdings, Inc., 2021 Term Loan, 8/31/26(6)	1,802,000	1,793,711
Passenger Airlines — 0.1%
American Airlines, Inc., 2023 Term Loan B, 8.15%, (6-month SOFR plus 2.75%), 2/15/28	485,000	474,997
Pharmaceuticals — 0.5%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 6.56%, (1-month LIBOR plus 1.75%), 3/15/28	987,840	987,144
Jazz Financing Lux S.a.r.l., USD Term Loan, 8.34%, (1-month LIBOR plus 3.50%), 5/5/28	3,426,594	3,417,667
		4,404,811
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 2023 Term Loan B, 8.56%, (1-month SOFR plus 3.75%), 3/8/30	1,000,000	997,500
TOTAL BANK LOAN OBLIGATIONS (Cost $12,147,442)		12,146,395
PREFERRED STOCKS — 0.8%
Banks — 0.1%
Lloyds Banking Group PLC, 8.00%	1,290,000	1,191,638
Industrial Conglomerates — 0.4%
General Electric Co., Series D, 8.20%	2,950,000	2,958,112
Insurance†
Allianz SE, 3.20%(1)	560,000	394,233
Oil, Gas and Consumable Fuels — 0.1%
BP Capital Markets PLC, 4.375%	600,000	572,948
Trading Companies and Distributors — 0.2%
Aircastle Ltd., 5.25%(1)	1,738,000	1,276,735
TOTAL PREFERRED STOCKS (Cost $7,073,370)		6,393,666
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.5%
Mexico — 0.1%
Mexico Government International Bond, 5.40%, 2/9/28	$800,000	825,521
Romania — 0.2%
Romanian Government International Bond, 6.625%, 2/17/28(1)	1,362,000	1,416,296
Saudi Arabia — 0.2%
Saudi Government International Bond, 4.75%, 1/18/28(1)	1,389,000	1,407,106
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $3,539,671)		3,648,923
SHORT-TERM INVESTMENTS — 6.9%
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $1,377,094), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $1,328,768)		1,328,251
19

	Principal Amount/Shares	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $3,918,931), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $3,843,540)		$3,842,000
		5,170,251
Treasury Bills(7) — 6.2%
U.S. Treasury Bills, 5.01%, 8/17/23	$50,000,000	49,114,584
TOTAL SHORT-TERM INVESTMENTS (Cost $54,247,390)		54,284,835
TOTAL INVESTMENT SECURITIES — 98.0% (Cost $797,077,457)		772,863,793
OTHER ASSETS AND LIABILITIES — 2.0%		15,563,592
TOTAL NET ASSETS — 100.0%		$788,427,385

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,069,521	CAD	4,201,008	UBS AG	6/15/23	$(42,506)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	862	June 2023	$177,962,595	$309,994
U.S. Treasury 10-Year Notes	71	June 2023	8,159,453	100,707
			$186,122,048	$410,701
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	139	June 2023	$15,221,586	$(288,759)
U.S. Treasury 10-Year Ultra Notes	47	June 2023	5,693,610	(110,519)
U.S. Treasury Long Bonds	9	June 2023	1,180,406	(54,413)
U.S. Treasury Ultra Bonds	3	June 2023	423,375	(12,381)
			$22,518,977	$(466,072)
^Amount represents value and unrealized appreciation (depreciation).

20

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	–	Interest Only
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $326,473,372, which represented 41.4% of total net assets.
(2)Perpetual maturity with no stated maturity date.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $1,443,757.
(4)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(5)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(6)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(7)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
See Notes to Financial Statements.
21

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (cost of $797,077,457)	$772,863,793
Cash	9,234
Receivable for investments sold	26,177,467
Receivable for capital shares sold	855,831
Receivable for variation margin on futures contracts	74,817
Interest receivable	5,362,585
805,343,727

Liabilities
Payable for investments purchased	13,818,361
Payable for capital shares redeemed	2,745,485
Unrealized depreciation on forward foreign currency exchange contracts	42,506
Accrued management fees	294,787
Distribution and service fees payable	8,142
Dividends payable	7,061
16,916,342

Net Assets	$788,427,385

Net Assets Consist of:
Capital paid in	$855,157,478
Distributable earnings (loss)	(66,730,093)
$788,427,385

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$229,572,393	25,810,412	$8.89
I Class	$519,131,199	58,390,131	$8.89
Y Class	$286,471	32,212	$8.89
A Class	$26,690,150	3,001,533	$8.89
C Class	$2,721,881	306,053	$8.89
R Class	$531,693	59,773	$8.90
R5 Class	$328,513	36,938	$8.89
R6 Class	$9,165,085	1,029,985	$8.90
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.09 (net asset value divided by 0.9775). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
22

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$31,340,887

Expenses:
Management fees	3,366,777
Distribution and service fees:
A Class	51,499
C Class	31,716
R Class	1,884
Trustees' fees and expenses	49,087
Other expenses	23,699
3,524,662

Net investment income (loss)	27,816,225

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(47,662,359)
Forward foreign currency exchange contract transactions	229,306
Futures contract transactions	9,349,472
Swap agreement transactions	(869,140)
Foreign currency translation transactions	(1,887)
(38,954,608)

Change in net unrealized appreciation (depreciation) on:
Investments	4,212,901
Forward foreign currency exchange contracts	32,896
Futures contracts	(3,471,038)
Swap agreements	1,051,211
Translation of assets and liabilities in foreign currencies	37
1,826,007

Net realized and unrealized gain (loss)	(37,128,601)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,312,376)

See Notes to Financial Statements.
23

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$27,816,225	$12,155,016
Net realized gain (loss)	(38,954,608)	464,451
Change in net unrealized appreciation (depreciation)	1,826,007	(29,017,509)
Net increase (decrease) in net assets resulting from operations	(9,312,376)	(16,398,042)

Distributions to Shareholders
From earnings:
Investor Class	(8,340,051)	(6,784,297)
I Class	(18,296,159)	(10,545,801)
Y Class	(5,895)	(70,316)
A Class	(743,409)	(533,414)
C Class	(79,856)	(79,249)
R Class	(12,863)	(6,200)
R5 Class	(10,666)	(2,165)
R6 Class	(247,732)	(134,492)
Decrease in net assets from distributions	(27,736,631)	(18,155,934)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	115,471,873	428,901,961

Net increase (decrease) in net assets	78,422,866	394,347,985

Net Assets
Beginning of period	710,004,519	315,656,534
End of period	$788,427,385	$710,004,519

See Notes to Financial Statements.
24

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

25

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

26

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.51%	0.41%	0.31%	0.51%	0.51%	0.51%	0.31%	0.26%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

27

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $1,424,856,647, of which $717,835,353 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2023 totaled $1,370,293,161, of which $701,713,034 represented U.S. Treasury and Government Agency obligations.

28

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	13,833,200	$125,068,823	24,251,606	$236,473,152
Issued in reinvestment of distributions	923,265	8,275,565	692,849	6,726,985
Redeemed	(16,275,822)	(146,833,192)	(9,772,002)	(94,589,941)
	(1,519,357)	(13,488,804)	15,172,453	148,610,196
I Class
Sold	44,459,505	402,361,464	44,887,743	436,859,518
Issued in reinvestment of distributions	2,043,570	18,295,280	1,087,763	10,544,761
Redeemed	(34,273,863)	(308,559,681)	(16,788,584)	(162,636,110)
	12,229,212	112,097,063	29,186,922	284,768,169
Y Class
Sold	36,562	323,590	63,792	629,268
Issued in reinvestment of distributions	663	5,895	6,548	64,651
Redeemed	(5,616)	(50,093)	(649,161)	(6,412,951)
	31,609	279,392	(578,821)	(5,719,032)
A Class
Sold	2,656,799	23,605,617	472,225	4,621,527
Issued in reinvestment of distributions	83,196	742,988	54,340	528,541
Redeemed	(1,564,580)	(14,059,124)	(778,056)	(7,620,183)
	1,175,415	10,289,481	(251,491)	(2,470,115)
C Class
Sold	63,090	569,379	200,584	1,961,445
Issued in reinvestment of distributions	8,595	76,921	8,094	78,673
Redeemed	(145,875)	(1,308,747)	(126,394)	(1,225,831)
	(74,190)	(662,447)	82,284	814,287
R Class
Sold	56,602	511,071	20,639	201,557
Issued in reinvestment of distributions	1,423	12,694	618	6,032
Redeemed	(18,285)	(165,086)	(38,202)	(375,262)
	39,740	358,679	(16,945)	(167,673)
R5 Class
Sold	43,073	391,893	13,588	131,295
Issued in reinvestment of distributions	1,192	10,660	224	2,165
Redeemed	(21,351)	(192,226)	(2,462)	(23,428)
	22,914	210,327	11,350	110,032
R6 Class
Sold	865,149	7,796,081	869,985	8,540,028
Issued in reinvestment of distributions	27,707	247,624	13,779	133,979
Redeemed	(184,839)	(1,655,523)	(589,003)	(5,717,910)
	708,017	6,388,182	294,761	2,956,097
Net increase (decrease)	12,613,360	$115,471,873	43,900,513	$428,901,961

29

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$338,421,896	—
U.S. Treasury Securities	—	151,816,735	—
Collateralized Loan Obligations	—	72,817,979	—
Asset-Backed Securities	—	68,503,690	—
Collateralized Mortgage Obligations	—	41,694,167	—
Commercial Mortgage-Backed Securities	—	23,135,507	—
Bank Loan Obligations	—	12,146,395	—
Preferred Stocks	—	6,393,666	—
Sovereign Governments and Agencies	—	3,648,923	—
Short-Term Investments	—	54,284,835	—
	—	$772,863,793	—
Other Financial Instruments
Futures Contracts	$410,701	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$466,072	—	—
Forward Foreign Currency Exchange Contracts	—	$42,506	—
	$466,072	$42,506	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $45,043,605.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,314,413.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $62,114,943 futures contracts purchased and $80,091,302 futures contracts sold.

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Value of Derivative Instruments as of March 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$42,506
Interest Rate Risk	Receivable for variation margin on futures contracts*	$74,817	Payable for variation margin on futures contracts*	—
		$74,817		$42,506
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(869,140)	Change in net unrealized appreciation (depreciation) on swap agreements	$1,051,211
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	229,306	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	32,896
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	9,349,472	Change in net unrealized appreciation (depreciation) on futures contracts	(3,471,038)
		$8,709,638		$(2,386,931)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$27,736,631	$17,298,008
Long-term capital gains	—	$857,926

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$797,437,161
Gross tax appreciation of investments	$2,517,422
Gross tax depreciation of investments	(27,090,790)
Net tax appreciation (depreciation) of investments	(24,573,368)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	40
Net tax appreciation (depreciation)	$(24,573,328)
Other book-to-tax adjustments	$(212,953)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(27,074,018)
Accumulated long-term capital losses	$(14,869,794)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
33

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$9.34	0.32	(0.45)	(0.13)	(0.32)	—	(0.32)	$8.89	(1.24)%	0.52%	0.52%	3.60%	3.60%	188%	$229,572
2022	$9.82	0.22	(0.38)	(0.16)	(0.24)	(0.08)	(0.32)	$9.34	(1.72)%	0.52%	0.52%	2.28%	2.28%	120%	$255,208
2021	$9.19	0.23	0.66	0.89	(0.26)	—	(0.26)	$9.82	9.74%	0.52%	0.55%	2.36%	2.33%	193%	$119,380
2020	$9.50	0.24	(0.30)	(0.06)	(0.25)	—	(0.25)	$9.19	(0.65)%	0.52%	0.61%	2.48%	2.39%	98%	$96,773
2019	$9.53	0.28	(0.02)	0.26	(0.29)	—	(0.29)	$9.50	2.75%	0.58%	0.66%	2.97%	2.89%	61%	$109,863
I Class
2023	$9.33	0.33	(0.44)	(0.11)	(0.33)	—	(0.33)	$8.89	(1.15)%	0.42%	0.42%	3.70%	3.70%	188%	$519,131
2022	$9.82	0.23	(0.39)	(0.16)	(0.25)	(0.08)	(0.33)	$9.33	(1.62)%	0.42%	0.42%	2.38%	2.38%	120%	$430,865
2021	$9.19	0.24	0.66	0.90	(0.27)	—	(0.27)	$9.82	9.73%	0.42%	0.45%	2.46%	2.43%	193%	$166,606
2020	$9.49	0.25	(0.29)	(0.04)	(0.26)	—	(0.26)	$9.19	(0.44)%	0.42%	0.51%	2.58%	2.49%	98%	$83,287
2019	$9.53	0.29	(0.03)	0.26	(0.30)	—	(0.30)	$9.49	2.75%	0.48%	0.56%	3.07%	2.99%	61%	$13,463

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$9.34	0.40	(0.51)	(0.11)	(0.34)	—	(0.34)	$8.89	(1.07)%	0.32%	0.32%	3.80%	3.80%	188%	$286
2022	$9.82	0.25	(0.39)	(0.14)	(0.26)	(0.08)	(0.34)	$9.34	(1.52)%	0.32%	0.32%	2.48%	2.48%	120%	$6
2021	$9.19	0.26	0.65	0.91	(0.28)	—	(0.28)	$9.82	9.93%	0.32%	0.35%	2.56%	2.53%	193%	$5,691
2020	$9.50	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	$9.19	(0.45)%	0.32%	0.41%	2.68%	2.59%	98%	$5
2019	$9.53	0.29	(0.02)	0.27	(0.30)	—	(0.30)	$9.50	2.92%	0.38%	0.46%	3.17%	3.09%	61%	$5
A Class
2023	$9.34	0.32	(0.47)	(0.15)	(0.30)	—	(0.30)	$8.89	(1.49)%	0.77%	0.77%	3.35%	3.35%	188%	$26,690
2022	$9.82	0.20	(0.39)	(0.19)	(0.21)	(0.08)	(0.29)	$9.34	(1.96)%	0.77%	0.77%	2.03%	2.03%	120%	$17,050
2021	$9.19	0.21	0.66	0.87	(0.24)	—	(0.24)	$9.82	9.46%	0.77%	0.80%	2.11%	2.08%	193%	$20,397
2020	$9.50	0.21	(0.29)	(0.08)	(0.23)	—	(0.23)	$9.19	(0.90)%	0.77%	0.86%	2.23%	2.14%	98%	$13,826
2019	$9.53	0.26	(0.03)	0.23	(0.26)	—	(0.26)	$9.50	2.50%	0.83%	0.91%	2.72%	2.64%	61%	$5,870
C Class
2023	$9.34	0.23	(0.45)	(0.22)	(0.23)	—	(0.23)	$8.89	(2.23)%	1.52%	1.52%	2.60%	2.60%	188%	$2,722
2022	$9.82	0.13	(0.39)	(0.26)	(0.14)	(0.08)	(0.22)	$9.34	(2.70)%	1.52%	1.52%	1.28%	1.28%	120%	$3,550
2021	$9.19	0.14	0.65	0.79	(0.16)	—	(0.16)	$9.82	8.65%	1.52%	1.55%	1.36%	1.33%	193%	$2,926
2020	$9.50	0.14	(0.29)	(0.15)	(0.16)	—	(0.16)	$9.19	(1.63)%	1.52%	1.61%	1.48%	1.39%	98%	$1,605
2019	$9.53	0.19	(0.03)	0.16	(0.19)	—	(0.19)	$9.50	1.73%	1.58%	1.66%	1.97%	1.89%	61%	$1,090

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$9.34	0.30	(0.46)	(0.16)	(0.28)	—	(0.28)	$8.90	(1.74)%	1.02%	1.02%	3.10%	3.10%	188%	$532
2022	$9.82	0.18	(0.39)	(0.21)	(0.19)	(0.08)	(0.27)	$9.34	(2.21)%	1.02%	1.02%	1.78%	1.78%	120%	$187
2021	$9.19	0.18	0.66	0.84	(0.21)	—	(0.21)	$9.82	9.20%	1.02%	1.05%	1.86%	1.83%	193%	$363
2020	$9.50	0.19	(0.29)	(0.10)	(0.21)	—	(0.21)	$9.19	(1.14)%	1.02%	1.11%	1.98%	1.89%	98%	$195
2019	$9.53	0.24	(0.03)	0.21	(0.24)	—	(0.24)	$9.50	2.24%	1.08%	1.16%	2.47%	2.39%	61%	$671
R5 Class
2023	$9.34	0.35	(0.46)	(0.11)	(0.34)	—	(0.34)	$8.89	(1.05)%	0.32%	0.32%	3.80%	3.80%	188%	$329
2022	$9.82	0.24	(0.38)	(0.14)	(0.26)	(0.08)	(0.34)	$9.34	(1.52)%	0.32%	0.32%	2.48%	2.48%	120%	$131
2021	$9.19	0.24	0.67	0.91	(0.28)	—	(0.28)	$9.82	9.84%	0.32%	0.35%	2.56%	2.53%	193%	$26
2020	$9.50	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	$9.19	(0.33)%	0.32%	0.41%	2.68%	2.59%	98%	$225
2019	$9.53	0.28	—(3)	0.28	(0.31)	—	(0.31)	$9.50	2.96%	0.38%	0.46%	3.17%	3.09%	61%	$226
R6 Class
2023	$9.34	0.36	(0.46)	(0.10)	(0.34)	—	(0.34)	$8.90	(1.00)%	0.27%	0.27%	3.85%	3.85%	188%	$9,165
2022	$9.82	0.25	(0.39)	(0.14)	(0.26)	(0.08)	(0.34)	$9.34	(1.47)%	0.27%	0.27%	2.53%	2.53%	120%	$3,008
2021	$9.19	0.27	0.64	0.91	(0.28)	—	(0.28)	$9.82	10.01%	0.27%	0.30%	2.61%	2.58%	193%	$267
2020	$9.50	0.26	(0.29)	(0.03)	(0.28)	—	(0.28)	$9.19	(0.39)%	0.27%	0.36%	2.73%	2.64%	98%	$184
2019	$9.53	0.29	(0.01)	0.28	(0.31)	—	(0.31)	$9.50	3.01%	0.33%	0.41%	3.22%	3.14%	61%	$164

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Strategic Income Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short Duration Strategic Income Fund of the American Century Investment Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
38

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
39

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

40

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

41

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92286 2305

Annual Report

March 31, 2023

U.S. Government Money Market Fund
Investor Class (TCRXX)
A Class (AGQXX)
C Class (AGHXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Challenging Conditions Weighed on Asset Class Returns

Prevailing headwinds early in the reporting period continued to challenge U.S. financial markets throughout the 12 months. Asset class performance seesawed but declined overall amid mixed economic data, elevated inflation and anticipated monetary policy responses. By period-end, a new headwind emerged: banking industry uncertainty.

After launching its inflation-fighting rate-hike campaign in March 2022, the Federal Reserve (Fed) lifted rates eight more times by period-end. The federal funds target rate ended the reporting period at 4.75% to 5%, its highest level since 2007, while Treasury yields climbed to multiyear highs. Amid the Fed’s efforts, the annual inflation rate peaked at 9.1% in June, a 40-year high, before easing to 5% by March.
In addition to helping tame inflation, rapidly rising rates also fueled recession worries and led to expectations for the Fed to change course. This sentiment helped spark a rebound among stock and bond indices in the second half of the reporting period. The collapse of two U.S. regional banks late in the period and fears of a looming credit crunch and likely recession also contributed to market expectations for a Fed policy change. Nevertheless, the Fed indicated a near-term course change was unlikely.

Despite delivering strong gains in the second half of the reporting period, stock returns succumbed to first-half losses and declined for the 12 months. Similarly, weakness in the first half of the period overwhelmed second-half gains, and bond returns were negative for the 12-month period.
Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of still-high inflation, tighter financial conditions, banking industry turbulence and economic uncertainty. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	2.22%	1.09%	0.62%	—	4/1/93
A Class	AGQXX	1.99%	0.94%	—	0.72%	12/1/15
C Class	AGHXX	1.58%	0.66%	—	0.50%	12/1/15
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.45%	0.70%	1.20%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.
3

Fund Characteristics

MARCH 31, 2023
Yields	Investor Class	A Class	C Class
7-Day Current Yield	4.28%	4.03%	3.53%
7-Day Effective Yield	4.37%	4.11%	3.60%

Portfolio at a Glance
Weighted Average Maturity	41 days
Weighted Average Life	84 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	72%
31-90 days	14%
91-180 days	9%
More than 180 days	5%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period(1) 10/1/22 - 3/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,017.20	$2.31	0.46%
A Class	$1,000	$1,015.90	$3.57	0.71%
C Class	$1,000	$1,013.40	$6.07	1.21%
Hypothetical
Investor Class	$1,000	$1,022.64	$2.32	0.46%
A Class	$1,000	$1,021.39	$3.58	0.71%
C Class	$1,000	$1,018.90	$6.09	1.21%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2023

	Principal Amount	Value
CORPORATE BONDS — 48.0%
12th & Yesler Owner LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	$13,000,000	$13,000,000
1450 Midvale Investors LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	9,855,000	9,855,000
1834 Bentley Investors LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	7,840,000	7,840,000
2140 Bentley Investors LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	4,225,000	4,225,000
412 Madison LLC, VRDN, 4.92%, 4/7/23 (LOC: FNMA)	14,500,000	14,500,000
500 Columbia Place LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	23,000,000	23,000,000
Anton Santa Cruz LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	15,185,000	15,185,000
Barbour Issuing Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	9,005,000	9,005,000
CG-USA Simi Valley LP, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	23,300,000	23,300,000
Champion Insurance Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	4,000,000	4,000,000
Dennis Wesley Co., Inc., VRDN, 4.98%, 4/7/23 (LOC: FHLB)	1,725,000	1,725,000
EPR GO Zone Holdings LLC, VRDN, 4.94%, 4/7/23 (LOC: FHLB)	24,995,000	24,995,000
Fairfield North Texas Associates LP, VRDN, 4.92%, 4/12/23 (LOC: FHLB)	9,550,000	9,550,000
Flo Creek Issuing Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	6,375,000	6,375,000
Gold River 659 LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	18,500,000	18,500,000
Housing Venture I LP, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	9,345,000	9,345,000
Jay Kenneth Devereaux 2021 Irrevocable Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	3,635,000	3,635,000
Jefferson Centerpointe LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	7,300,000	7,300,000
JL Irrevocable Trust, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	6,275,000	6,275,000
Johnston Family Insurance LLC, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	4,035,000	4,035,000
KDF Glenview LP, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	3,950,000	3,950,000
Krawitz Family Insurance Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	2,480,000	2,480,000
Lee Bason Family Insurance Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	7,240,000	7,240,000
Marvin J Base 2019 Irrevocable Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	2,985,000	2,985,000
MJN Funding LLC, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	2,000,000	2,000,000
Santa Monica Ocean Park Partners LP, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	9,370,000	9,370,000
Sheryl P Werner Irrevocable Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	3,830,000	3,830,000
Shil Park Irrevocable Life Insurance Trust, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	5,065,000	5,065,000
SRM Culver City LP, VRDN, 4.92%, 4/10/23 (LOC: FHLB)	23,650,000	23,650,000
SRMHayward LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	5,500,000	5,500,000
Synergy Colgan Creek LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	5,500,000	5,500,000
TSManion LLC, VRDN, 4.91%, 4/7/23 (LOC: FHLB)	2,140,000	2,140,000
Varenna Care Center LP, VRDN, 4.92%, 4/12/23 (LOC: FHLB)	2,850,000	2,850,000
West Valley MC LLC, VRDN, 4.92%, 4/7/23 (LOC: FHLB)	12,500,000	12,500,000
TOTAL CORPORATE BONDS		304,705,000
U.S. GOVERNMENT AGENCY SECURITIES(1) — 29.5%
Adjustable-Rate U.S. Government Agency Securities — 10.5%
Federal Farm Credit Banks Funding Corp., VRN, 4.72%, (3-month USBMMY minus 0.02%), 1/29/24	3,000,000	3,004,823
Federal Farm Credit Banks Funding Corp., VRN, 4.84%, (SOFR plus 0.02%), 7/13/23	13,400,000	13,399,433
7

	Principal Amount	Value
Federal Farm Credit Banks Funding Corp., VRN, 4.87%, (SOFR plus 0.05%), 3/8/24	$5,000,000	$5,000,000
Federal Farm Credit Banks Funding Corp., VRN, 4.87%, (SOFR plus 0.05%), 3/11/24	5,000,000	5,000,000
Federal Farm Credit Banks Funding Corp., VRN, 4.87%, (SOFR plus 0.05%), 4/12/24	5,000,000	5,000,000
Federal Farm Credit Banks Funding Corp., VRN, 4.90%, (Prime rate minus 3.10%), 8/26/24	5,000,000	4,998,619
Federal Farm Credit Banks Funding Corp., VRN, 5.01%, (SOFR plus 0.19%), 12/27/24	5,000,000	5,000,000
Federal Farm Credit Banks Funding Corp., VRN, 5.00%, (SOFR plus 0.18%), 1/17/25	10,000,000	10,000,000
Federal Farm Credit Banks Funding Corp., VRN, 5.00%, (SOFR plus 0.18%), 3/20/25	5,000,000	5,000,000
Federal Home Loan Bank, VRN, 4.90%, (SOFR plus 0.08%), 6/14/23	5,000,000	5,000,000
Federal Home Loan Bank, VRN, 4.92%, (SOFR plus 0.10%), 10/6/23	5,000,000	5,000,000
		66,402,875
Fixed-Rate U.S. Government Agency Securities — 19.0%
Federal Home Loan Bank, 4.05%, 4/24/23	5,000,000	5,000,000
Federal Home Loan Bank, 2.80%, 6/16/23	5,000,000	5,000,000
Federal Home Loan Bank, 3.00%, 6/23/23	5,000,000	5,000,000
Federal Home Loan Bank, 3.07%, 6/30/23	5,000,000	5,000,000
Federal Home Loan Bank, 3.16%, 8/10/23	5,000,000	5,000,000
Federal Home Loan Bank, 3.375%, 8/28/23	5,000,000	5,000,000
Federal Home Loan Bank, 3.75%, 9/27/23	5,000,000	5,000,000
Federal Home Loan Bank, 4.50%, 10/27/23	5,000,000	5,000,000
Federal Home Loan Bank, 4.50%, 11/3/23	10,000,000	10,000,000
Federal Home Loan Bank, 5.15%, 9/15/23	3,035,000	3,034,253
Federal Home Loan Bank, 5.30%, 12/15/23	7,500,000	7,500,000
Federal Home Loan Bank, 5.17%, 3/8/24	3,000,000	3,000,000
Federal Home Loan Bank, 5.50%, 3/27/24	7,500,000	7,500,000
Federal Home Loan Bank, 5.625%, 3/27/24	2,500,000	2,500,000
Federal Home Loan Bank, 5.34%, 4/26/24	7,500,000	7,500,000
Federal Home Loan Bank Discount Notes, 4.88%, 5/2/23	1,015,000	1,010,818
Federal Home Loan Bank Discount Notes, 4.91%, 5/26/23	6,140,000	6,095,171
Federal Home Loan Bank Discount Notes, 5.00%, 6/30/23	6,090,000	6,016,113
Federal Home Loan Bank Discount Notes, 5.06%, 6/22/23	1,000,000	988,793
Federal Home Loan Bank Discount Notes, 5.12%, 7/28/23	197,000	193,804
Federal Home Loan Bank Discount Notes, 5.13%, 8/4/23	2,058,000	2,022,593
Federal Home Loan Bank Discount Notes, 5.04%, 8/16/23	3,530,000	3,464,847
Federal Home Loan Bank Discount Notes, 5.15%, 8/25/23	5,000,000	4,899,625
Federal Home Loan Mortgage Corp., 2.35%, 4/12/23	15,000,000	15,000,000
		120,726,017
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		187,128,892
U.S. TREASURY SECURITIES(1) — 11.8%
U.S. Treasury Bills, 4.75%, 5/23/23	2,000,000	1,986,682
U.S. Treasury Bills, 4.85%, 6/1/23	15,000,000	14,879,601
U.S. Treasury Bills, 4.87%, 6/15/23	5,000,000	4,950,521
U.S. Treasury Bills, 4.95%, 6/20/23	20,000,000	19,787,733
U.S. Treasury Bills, 4.98%, 6/27/23	10,000,000	9,883,275
U.S. Treasury Bills, 4.89%, 7/11/23	7,000,000	6,906,764
U.S. Treasury Bills, 4.89%, 7/18/23	10,000,000	9,857,500
U.S. Treasury Notes, VRN, 4.76%, (3-month USBMMY plus 0.03%), 7/31/23	7,000,000	6,998,692
TOTAL U.S. TREASURY SECURITIES		75,250,768
8

	Principal Amount	Value
MUNICIPAL SECURITIES — 4.1%
Downtown Bainbridge Development Authority Rev., (Rivertown Development LLC), VRDN, 5.01%, 4/7/23 (LOC: First Port City Bank)(SBBPA: FHLB)(2)	$4,000,000	$4,000,000
Massachusetts Health & Educational Facilities Authority Rev., (Massachusetts Development Finance Agency), VRDN, 4.92%, 4/7/23 (LOC: RBS Citizens N.A. and FHLB)	1,220,000	1,220,000
New York City Housing Development Corp. Rev., (155 W 21st State LLC), VRDN, 4.90%, 4/7/23 (LOC: FNMA)(LIQ FAC: FNMA)	4,300,000	4,300,000
New York City Housing Development Corp. Rev., (2 Gold LLC), VRDN, 4.90%, 4/7/23 (LOC: FNMA)(LIQ FAC: FNMA)	16,805,000	16,805,000
TOTAL MUNICIPAL SECURITIES		26,325,000
REPURCHASE AGREEMENTS — 8.4%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $54,164,110), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $53,123,285)		53,102,000
TOTAL INVESTMENT SECURITIES — 101.8%		646,511,660
OTHER ASSETS AND LIABILITIES — (1.8)%		(11,519,623)
TOTAL NET ASSETS — 100.0%		$634,992,037

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	–	Federal Home Loan Bank
FNMA	–	Federal National Mortgage Association
LIQ FAC	–	Liquidity Facilities
LOC	–	Letter of Credit
SBBPA	–	Standby Bond Purchase Agreement
SOFR	–	Secured Overnight Financing Rate
USBMMY	–	U.S. Treasury Bill Money Market Yield
VRDN	–	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $4,000,000, which represented 0.6% of total net assets.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

MARCH 31, 2023
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$646,511,660
Cash	6,526
Receivable for capital shares sold	422,355
Interest receivable	2,244,847
649,185,388

Liabilities
Payable for investments purchased	11,100,000
Payable for capital shares redeemed	2,836,590
Accrued management fees	239,957
Distribution and service fees payable	16,804
14,193,351

Net Assets	$634,992,037

Net Assets Consist of:
Capital paid in	$635,182,239
Distributable earnings (loss)	(190,202)
$634,992,037

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$555,353,718	555,655,138	$1.00
A Class	$79,332,533	79,351,376	$1.00
C Class	$305,786	305,885	$1.00

See Notes to Financial Statements.
10

Statement of Operations

YEAR ENDED MARCH 31, 2023
Investment Income (Loss)
Income:
Interest	$19,514,595

Expenses:
Management fees	3,370,456
Distribution and service fees:
A Class	205,731
C Class	3,093
Trustees' fees and expenses	47,632
Other expenses	1,147
3,628,059
Fees waived	(73,353)
3,554,706

Net investment income (loss)	15,959,889

Net realized gain (loss) on investment transactions	(142,286)

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,817,603

See Notes to Financial Statements.
11

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2023 AND MARCH 31, 2022
Increase (Decrease) in Net Assets	March 31, 2023	March 31, 2022
Operations
Net investment income (loss)	$15,959,889	$98,714
Net realized gain (loss)	(142,286)	6,919
Net increase (decrease) in net assets resulting from operations	15,817,603	105,633

Distributions to Shareholders
From earnings:
Investor Class	(14,106,455)	(72,049)
A Class	(1,604,528)	(8,090)
C Class	(6,745)	(23)
G Class	(242,160)	(18,552)
Decrease in net assets from distributions	(15,959,888)	(98,714)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	(44,982,713)	(6,052,119)

Net increase (decrease) in net assets	(45,124,998)	(6,045,200)

Net Assets
Beginning of period	680,117,035	686,162,235
End of period	$634,992,037	$680,117,035

See Notes to Financial Statements.
12

Notes to Financial Statements

MARCH 31, 2023

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. U.S. Government Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current income while maintaining liquidity and preserving capital.

The fund offers the Investor Class, A Class and C Class. The A Class and C Class may be subject to a contingent deferred sales charge. On January 13, 2023, there were no outstanding G Class shares and the fund discontinued offering G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually. Investments are generally valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost, which approximates fair value. If the valuation designee determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the valuation designee.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. The fund may purchase a security and at the same time make a commitment to sell the same security at a future settlement date at a specified price. The difference between the purchase price and the sale price of these simultaneous transactions is reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

13

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACC and its subsidiaries own 26% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. During the period, the investment advisor waived the G Class's management fee in its entirety. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The total amount of the waiver for each class for the period ended March 31, 2023 was $94, $12 and $56,239 for Investor Class, A Class and G Class, respectively.
14

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2023 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.1170% to 0.2300%	0.2500% to 0.3100%	0.45%	0.45%
A Class			0.45%	0.45%
C Class			0.45%	0.45%
G Class			0.45%	0.00%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2023 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for the period ended March 31, 2023 was $16,674 and $334 for the A Class and C Class, respectively. The effective annual distribution and service fee after waiver was 0.23% for the A Class and 0.67% for C Class.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

15

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,403,296,820	$1,403,296,820	1,439,360,947	$1,439,360,947
Issued in reinvestment of distributions	14,106,455	14,106,455	71,413	71,413
Redeemed	(1,444,018,756)	(1,444,018,756)	(1,441,301,674)	(1,441,301,674)
	(26,615,481)	(26,615,481)	(1,869,314)	(1,869,314)
A Class
Sold	39,336,933	39,336,933	46,657,936	46,657,936
Issued in reinvestment of distributions	1,604,528	1,604,528	8,089	8,089
Redeemed	(40,549,816)	(40,549,816)	(56,810,253)	(56,810,253)
	391,645	391,645	(10,144,228)	(10,144,228)
C Class
Sold	371,292	371,292	101,735	101,735
Issued in reinvestment of distributions	6,745	6,745	21	21
Redeemed	(302,956)	(302,956)	(67,270)	(67,270)
	75,081	75,081	34,486	34,486
G Class
Sold	8,260,770	8,260,770	8,094,022	8,094,022
Issued in reinvestment of distributions	231,610	231,610	18,552	18,552
Redeemed	(27,326,338)	(27,326,338)	(2,185,637)	(2,185,637)
	(18,833,958)	(18,833,958)	5,926,937	5,926,937
Net increase (decrease)	(44,982,713)	$(44,982,713)	(6,052,119)	$(6,052,119)

5. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

16

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$15,959,888	$98,714
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2023, the fund had accumulated short-term capital losses of $(185,588) and accumulated long-term capital losses of $(4,614), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2023	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.22%	0.46%	0.46%	2.21%	2.21%	$555,354
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.10%	0.45%	0.01%	(0.34)%	$582,093
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.02%	0.16%	0.45%	0.02%	(0.27)%	$583,956
2020	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.56%	0.46%	0.46%	1.56%	1.56%	$845,564
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.67%	0.46%	0.46%	1.65%	1.65%	$851,334
A Class
2023	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.99%	0.69%	0.71%	1.98%	1.96%	$79,333
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.10%	0.70%	0.01%	(0.59)%	$78,959
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.16%	0.70%	0.02%	(0.52)%	$89,103
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.31%	0.71%	0.71%	1.31%	1.31%	$82,410
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.41%	0.71%	0.71%	1.40%	1.40%	$67,516
C Class
2023	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.58%	1.13%	1.21%	1.54%	1.46%	$306
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.10%	1.20%	0.01%	(1.09)%	$231
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.17%	1.20%	0.01%	(1.02)%	$196
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.81%	1.20%	1.21%	0.82%	0.81%	$396
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.91%	1.21%	1.21%	0.90%	0.90%	$77

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Money Market Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Government Money Market Fund of the American Century Investment Trust, as of March 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	77	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

24

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent first and third quarters of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92283 2305

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and Peter F. Pervere are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $278,502
FY 2023: $201,640

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $2,832,126
FY 2023: $98,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 25, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2023